================================================================================

                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION,

                                  AS PURCHASER,

                                       AND

                       FIELDSTONE INVESTMENT CORPORATION,

                                    AS SELLER

                                   ----------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 1, 2005

                                   ----------

                    ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.   Definitions..............................................     1

                                   ARTICLE II
                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.   Sale of Mortgage Loans...................................     1
Section 2.02.   Obligations of Seller Upon Sale..........................     2
Section 2.03.   Payment of Purchase Price for the Mortgage Loans.........     2

                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.   Representations and Warranties of the Seller.............     3
Section 3.02.   Seller Representations and Warranties Relating to the
                   Mortgage Loans........................................     4
Section 3.03.   Remedies for Breach......................................    17

                                   ARTICLE IV
                             COVENANTS OF THE SELLER

Section 4.01.   Covenants of the Seller..................................    17

                                    ARTICLE V
                                    SERVICING

Section 5.01.   Servicing................................................    18

                                   ARTICLE VI
        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

Section 6.01.   Indemnification..........................................    18

                                   ARTICLE VII
                                   TERMINATION

Section 7.01.   Termination..............................................    18

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

Section 8.01.   Amendment................................................    18
Section 8.02.   Governing Law............................................    18
Section 8.03.   Notices..................................................    19

Section 8.04.   Severability of Provisions...............................    19
Section 8.05.   Counterparts.............................................    19
Section 8.06.   Further Agreements.......................................    19
Section 8.07.   Intention of the Parties.................................    21
Section 8.08.   Successors and Assigns: Assignment of Purchase Agreement.    21
Section 8.09.   Survival.................................................    21
Section 8.10.   Third Party Beneficiaries................................    21

     MORTGAGE LOAN PURCHASE AGREEMENT (the "Agreement"), dated as of November 1, 2005, between FIELDSTONE INVESTMENT CORPORATION (the "Seller") and FIELDSTONE MORTGAGE INVESTMENT CORPORATION (the "Purchaser" or the "Depositor").

                                   WITNESSETH

     WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the "Mortgage Loans");

     WHEREAS, the Seller as of the date hereof owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

     WHEREAS, the parties hereto desire that the Seller sell the related Mortgage Loans to the Purchaser pursuant to the terms of this Agreement;

     WHEREAS, the Purchaser will assign to Fieldstone Mortgage Investment Trust, Series 2005-3 (the "Trust" or the "Issuer") all of its rights against the Seller pursuant to this Agreement as described herein pursuant to the terms of a Transfer and Servicing Agreement dated as of November 1, 2005 (the "Transfer and Servicing Agreement"), among the Purchaser, the Trust, Wells Fargo Bank, N.A., as master servicer and trust administrator, HSBC Bank USA, as indenture trustee, Fieldstone Servicing Corp., as servicer, the Seller, and JPMorgan Chase Bank, National Association, as subservicer;

     WHEREAS, the Trust will pledge to the Indenture Trustee all of its rights against the Seller pursuant to this Agreement and the Transfer and Servicing Agreement as described herein and therein, respectively, pursuant to the terms of an Indenture dated as of November 1, 2005 (the "Indenture") among the Trust, the Trust Administrator and the Indenture Trustee;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.01 Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Transfer and Servicing Agreement.

                                   ARTICLE II
                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01 Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-off Date Balance, all payments in respect of the Mortgage Loans received after the Cut-off Date (exclusive of payments in respect of principal and interest on the delinquent Mortgage Loans due prior to the Cut-off Date and received thereafter); (ii) property which secured an Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure;
(iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with an Mortgage Loan; and (v) all proceeds of the foregoing.

     Section 2.02 Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for accounting and federal income tax purposes, that the Mortgage Loans have been sold to the Owner Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-off Date, (i) its account number and (ii) the Cut-off Date Balance. The file prepared by or on behalf of the Seller shall also be marked as Schedule I to this Agreement is hereby incorporated into and made a part of this Agreement.

     In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser, the Depositor and the Issuer deliver to, and deposit with the Custodian, as custodian on behalf of the Indenture Trustee, as assignee of the Purchaser, on or before the Closing Date (except as noted below) the documents or instruments with respect to each Mortgage Loan (collectively, the "Mortgage File" or, other than the Mortgage Note, the "Related Documents") listed in
Section 2.01(b) of the Transfer and Servicing Agreement.

     The parties hereto intend that the transaction set forth herein be a sale for all purposes other than accounting and federal income tax purposes by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

     Section 2.03 Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $875,337,689.43 (the "Purchase Price"). The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Counsel to the Issuer, fees of the rating agencies requested to rate the Notes, accountant's fees and expenses,

Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee and other out-of-pocket costs, if any.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

     Section 3.01 Representations and Warranties of the Seller.

     The Seller represents and warrants to the Purchaser as of the Closing Date that:

          (i) the Seller is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

          (ii) the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, including the power, authority and capacity to hold and sell each Mortgage Loan, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (iii) the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

          (iv) it is not in violation of, and the execution, delivery and performance of this Agreement by the Seller will not violate, any provision of any existing law or regulation or any order or decree of any court or any order or decree of any federal, state or municipal governmental agency applicable to the Seller or any provision of the articles of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

          (v) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

          (vi) the Seller has been organized in conformity with the requirements for qualification as a REIT and currently qualifies as a REIT; the Seller has filed an election to be treated as a REIT for federal income tax purposes; and the Seller has operated in a manner and will continue to operate in a manner that will enable it to continue to maintain its current qualification as a REIT;

          (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

          (viii) immediately prior to the delivery of each Mortgage Loan, the related Mortgage was held of record solely for the account of the Seller and the Seller was the owner of the related Mortgage Note, in the event that it retains record title, it shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing or supervising the servicing of each such Mortgage Loan;

          (ix) the consummation of the transactions contemplated by this Agreement are in the Seller's ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

          (x) the written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

     It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

     Section 3.02 Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser as of the Closing Date that:

          (i) the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loans is true and correct in all material respects as of the related Cut-off Date;

          (ii) as of the Closing Date, the Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

          (iii) the Seller has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee;

          (iv) each Mortgaged Property is improved by a one- to four-family residential dwelling. No Mortgaged Property is a mobile home. No Mortgaged Property securing any Mortgage Loans is a manufactured home;

          (v) each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced. Each Mortgage Loan has an original term to maturity from the date on which the first Scheduled Payment is due of not more than 30 years. With the exception of the Balloon Loans identified on Schedule II hereto, each mortgage note calls for a scheduled payment of principal and interest that, once it enters its amortization period, is sufficient to fully amortize the original Principal Balance of the Mortgage Loan in equal monthly installments by its maturity date;

          (vi) each Mortgage Note in respect of a Mortgage Loan provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date, except (i) for no more than approximately 61.22% of the Mortgage Loans (by Cut-off Date Balance) which provide for payments of interest only during the first five years of the Mortgage Loan before adjusting to a fully amortizing Mortgage Loan over the remaining term; and (ii) for no more than approximately 3.87% of the Mortgage Loans (by Cut-off Date Balance) which provide for payment of specified amounts until the final scheduled payment in respect of the Mortgage Loans of the unamortized principal balance on the final scheduled payment date in a balloon payment.

          (vii) each lien that attached to a Mortgage Loan immediately prior to the transfer and assignment contemplated in this Agreement has been released and immediately prior to the transfer and assignment contemplated in this Agreement, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens; the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment therein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser;

          (viii) the Mortgage Notes constitute "instruments" within the meaning of the New York UCC;

          (ix) the Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser under this Agreement. The Seller is not aware of any judgment or tax lien filings against it;

          (x) except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of

     FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance; provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

          (xi) each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and (a) the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission and (b) no Mortgagor has been released, in whole or in part, from its obligations under the related Mortgage Note;

          (xii) each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property. The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute,
     (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Indenture Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Purchaser has full right to sell and assign the same to the Indenture Trustee;

          (xiii) except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee);

          (xiv) no Mortgage Loan was more than one calendar month delinquent as of the Cut-off Date; the Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (xv) there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

          (xvi) no Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xvii) none of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1;

          (xviii) no Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

          (xix) the Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

          (xx) there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in
     Section 3.02(xxii) below;

          (xxi) each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, disclosure laws and predatory and abusive lending laws;

          (xxii) with respect to each Mortgage Loan, either (a) a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 3.02(xii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date or (b) an attorney's opinion of title was prepared in connection with the origination of such Mortgage Loan;

          (xxiii) the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in the Section of the Transfer and Servicing Agreement entitled "Standard Hazard and Flood Insurance Policies";

          (xxiv) a flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in the Section of the Transfer and Servicing Agreement entitled "Standard Hazard and Flood Insurance Policies", if and to the extent required by such Section of the Transfer and Servicing Agreement;

          (xxv) each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

          (xxvi) no more than approximately 0.54% of the Mortgage Loans (by the Cut-off Date Balance) are secured by Mortgaged Properties located within any single zip code area;

          (xxvii) the terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument included in the related Mortgage File which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Noteholders and which has been or will be delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.02 hereof, are in the process of being recorded;

          (xxviii) except as provided in subclause (xiv) above, there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xxix) there is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (xxx) all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xxxi) no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxxii) the proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxxiii) each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

          (xxxiv) no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994;

          (xxxv) there is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan, in addition to those made by the Mortgagor;

          (xxxvi) with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the indenture trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxxvii) no Mortgage Loan contains (i) provisions pursuant to which Scheduled Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (B) paid by any source other than the Mortgagor or (ii) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

          (xxxviii) each Mortgage Loan bears interest at its Mortgage Rate. Each Mortgage Note is payable in Scheduled Payments on the first day of each month or such other day of each month as may be specified in the Mortgage Loan Schedule. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for negative amortization;

          (xxxix) all parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b)(1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or
     (4) not doing business in such state so as to require qualification or licensing;

          (xl) the Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

          (xli) any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate (which may be subject to adjustment) and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

          (xlii) the Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the

     Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (b) otherwise by judicial or non-judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. To the best of Seller's knowledge, there is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and neither the Seller nor the Servicer has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

          (xliii) except as provided in subclause (xiv), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

          (xliv) all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (xlv) all amounts received after the Cut-off Date with respect to the Mortgage Loans to which the Seller is entitled will be deposited into the Collection Account as of the Closing Date;

          (xlvi) all of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; no less than approximately 55.83% and approximately 35.06% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller's full documentation origination programs (including the "24 month bank statements" program); no more than approximately 4.49% and approximately 7.00% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller's reduced documentation origination programs; and no more than approximately 39.71% and approximately 57.95% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller's stated income verification program;

          (xlvii) each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially the form approved by FNMA or FHLMC or one of the forms attached as an exhibit to the Transfer and Servicing Agreement;

          (xlviii) the Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

          (xlix) all appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

          (l) each hazard insurance policy required to be maintained under the Section of the Transfer and Servicing Agreement entitled "Standard Hazard and Flood Insurance Policies" with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

          (li) each Mortgage Loan was (i) originated by the Seller or an affiliate of the Seller, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Seller directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Seller's underwriting guidelines, (b) the Seller approved the Mortgage Loan prior to funding and (c) the Seller provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

          (lii) the Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

          (liii) in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor;

          (liv) each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development. With respect to each Cut-off Date Loan Group Principal Balance (a) no more than approximately 8.60% and approximately 6.51% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by real property improved by two- to four-family or multifamily dwellings;

          (lv) no Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%;

          (lvi) no more than approximately 5.18% and approximately 1.14% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan

     Group Principal Balance), are secured by Mortgaged Properties that are investment properties;

          (lvii) the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.1(viii);

          (lviii) each Mortgage Loan was originated on or after November 30, 2004;

          (lix) the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the Seller's creditors;

          (lx) to the best of the Seller's knowledge, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

          (lxi) less than approximately 0.12% of the Mortgaged Properties are secured by a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

          (lxii) there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

          (lxiii) each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans. Upon delivery of an Assignment of Mortgage to the Indenture Trustee, such assignment is in recordable form for the applicable jurisdiction where the related Mortgaged Property is located;

          (lxiv) no Mortgage Loan is a construction loan;

          (lxv) the Seller is in possession of a complete Mortgage File, except those documents delivered as directed by the Purchaser, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

          (lxvi) no Mortgaged Property was, as of the Closing Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

          (lxvii) to the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities;

          (lxviii) the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

          (lxix) none of the Mortgage Loans is subject to a bankruptcy plan;

          (lxx) the collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the nonconforming mortgage servicing business. The Mortgage Loans have been serviced in accordance with the terms of the Mortgage Notes and applicable law. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control with, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

          (lxxi) the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (lxxii) no Mortgage Loans which are secured in property located within the State of Georgia are "high-cost loans" as defined by the Georgia Fair Lending Act of 2002 or any other applicable predatory and abusive lending legislation;

          (lxxiii) none of the Mortgage Notes that evidence or constitute the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee;

          (lxxiv) no Mortgage Loan is a "high-cost," "high-cost home," "covered," "high-risk home" or "predatory" loan under any applicable federal, state or local predatory or abusive lending law; and no Mortgage Loan originated on or after November 27, 2003, is a "high cost" loan subject to the New Jersey Home Ownership Security Act of 2003;

          (lxxv) no Mortgage Loan originated on or after January 1, 2004 is a "high-cost" loan subject to the New Mexico Home Loan Protection Act;

          (lxxvi) with respect to the Mortgage Loans in Loan Group 1:

               (A) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia and no Mortgage Loan that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act;

               (B) The servicer for each Mortgage Loan in Loan Group 1 has fully furnished in the past (and the Seller shall cause any applicable servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

               (C) The Cut-off Date Balance of each such Mortgage Loan in Loan Group 1 does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Seller/Servicer Guide with respect to first lien, one-to-four family residential mortgage loans;

               (D) No Mortgage Loan in Loan Group 1 was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC Section 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law; and

               (E) With respect to any Mortgage Loan in Group 1 originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

          (lxxvii) the information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

          (lxxviii) the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

          (lxxix) to the best of the Seller's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

          (lxxx) except for the Mortgage Loans identified on Schedule II hereof, no Mortgage Loan has a balloon payment feature;

          (lxxxi) to the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

          (lxxxii) no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the related Mortgage Loan;

          (lxxxiii) the Seller has no specific information that provides Seller any reason to believe that any borrower will default under a Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any such Mortgage Loan, within the six months immediately following the Closing Date;

          (lxxxiv) no Mortgage Loan imposes a Prepayment Premium for a term in excess of three years;

          (lxxxv) all Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws;

          (lxxxvi) no Mortgage Loan is a "High Cost Loan" or "Covered Loan", as applicable (as such terms are defined in the then current Standard & Poor's LEVELS Glossary, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

          (lxxxvii) no Mortgage Loan is either (a) a "high-cost home" loan as defined in the New Jersey Home Ownership Act effective November 27, 2003 ("NJHOA") or (b) a "high cost" loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2003 ("NMHLPA"), and that based on its review of the NJHOA and the NMHLPA, the Mortgage Loans will qualify under the safe harbor provisions of the NJHOA and the NMHLPA; and

          (lxxxviii) No Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee or its designee on behalf of the Purchaser.

     Section 3.03. Remedies for Breach. With respect to a breach of any representation or warranty set forth in Section 3.01 or Section 3.02 hereof that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in
Section 3.03 of the Transfer and Servicing Agreement with respect thereto. Any breach of the representation and warranty set forth in clauses (xxi), (xxxiv), (lxxii), (lxxiv), (lxxv), (lxxvi), (lxxxv), (lxxxvi), (lxxxvii) and (lxxxviii) of Section 3.02 hereto shall be deemed to materially and adversely affect the interest of the Purchaser or the Purchaser's assignee, transferee or designee in that Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty. With respect to the representations and warranties which are made to the best of the Seller's knowledge, if it is discovered by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy. Upon discovery by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section
3.01 or 3.02 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 3.01,
3.02 and 3.03 of the Transfer and Servicing Agreement.

                                   ARTICLE IV
                             COVENANTS OF THE SELLER

     Section 4.01. Covenants of the Seller.

     The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee at the Indenture Trustee's Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan, immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans against all claims of third parties claiming through or under the Seller.

                                    ARTICLE V
                                    SERVICING

     Section 5.01. Servicing. The Seller has arranged for Wells Fargo Bank, N.A. to act as Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement and, from and after the Closing Date, for JPMorgan Chase Bank, National Association, as subservicer, to service and administer the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement.

                                   ARTICLE VI
                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

     Section 6.01. Indemnification.

     The Seller agrees to indemnify and to hold each of the Purchaser, the Indenture Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement,
(ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer. The Seller shall immediately notify the Purchaser, the Indenture Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee or any such person or entity and/or any Noteholder in respect of such claim.

                                   ARTICLE VII
                                   TERMINATION

     Section 7.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser's and Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in that Article of the Transfer and Servicing Agreement entitled "Termination."

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

     Section 8.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          (i)  if to the Seller:

               Fieldstone Investment Corporation
               11000 Broken Land Parkway
               Columbia, Maryland 21044
               Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          (ii) if to the Purchaser:

               Fieldstone Mortgage Investment Corporation
               11000 Broken Land Parkway, Suite 600
               Columbia, Maryland 21044
               Attention: President

               with a copy to:

               Fieldstone Mortgage Investment Corporation
               Legal Department
               11000 Broken Land Parkway, Suite 600
               Columbia, Maryland 21044
               Attention: Legal Department

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 8.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 8.06. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Notes representing interests in the Mortgage Loans.

     Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated by the applicable Rating Agencies.

     Without limiting the foregoing, the Seller agrees to deliver to the Purchaser the following documents and opinions in connection with the issuance of the Notes on or before the Closing Date:

          1. one or more opinions of counsel addressed to the Purchaser, the Depositor and to any Person reasonably designated by the Purchaser, in a form reasonably acceptable to the Purchaser, from counsel to the Seller as to due incorporation and good standing, due authorization, execution and delivery by the Seller of this Agreement and related agreements for which the Seller is a signatory; the enforceability of such documents by the Seller; and other corporate matters;

          2. an opinion of counsel to the Seller, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Mortgage Loans from the Seller to the Purchaser; and

          3. letters from the Seller's certified public accountants, letters, dated the date of the prospectus supplement or any other offering document relating to the Notes and satisfactory in form and substance to the Purchaser, the Depositor and to any Person designated by the Purchaser, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the prospectus supplement or any other offering document relating to the Notes agrees with the general accounting records of the Seller.

     In addition, the Seller shall execute the Transfer and Servicing Agreement in its capacity as seller and will make the representations and warranties set forth in Article III herein to the Issuer, the Trust Administrator and the Indenture Trustee in the Transfer and Servicing Agreement as of the date of the issuance of the Notes.

     The Seller shall also cooperate with the Purchaser and its designees with respect to any transfer of Subsequent Mortgage Loans to the Purchaser as provided for in the Transfer and Servicing Agreement. In connection with any such transfer of Subsequent Mortgage Loans, the Seller shall deliver to Purchaser and its designees (i) an executed Subsequent Transfer Agreement and
(ii) an opinion of counsel to the Seller, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Subsequent Mortgage Loans from the Seller to the Depositor.

     Section 8.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and that the Seller is selling, the Mortgage Loans rather than pledging the related Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction, other than for federal income tax and accounting purposes, as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as a borrower under the Notes.

     Section 8.08. Successors and Assigns: Assignment of Purchase Agreement. The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Indenture Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of securities, the payment of principal and interest on which will be secured by the Mortgage Loans and other assets of the Trust. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Indenture Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trust or the Indenture Trustee. Such enforcement of a right or remedy by the Trust or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 8.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement. The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

     Section 8.10. Third Party Beneficiaries. The Issuer, the Indenture Trustee and the Trust Administrator are the intended third-party beneficiaries of this Agreement.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                        FIELDSTONE MORTGAGE INVESTMENT
                                        CORPORATION,
                                           as Purchaser


                                        By: /s/ John C. Kendall
                                            ------------------------------------
                                            Name: John C. Kendall
                                            Title: President


                                        FIELDSTONE INVESTMENT CORPORATION,
                                           as Seller


                                        By: /s/ John C. Kendall
                                            ------------------------------------
                                            Name: John C. Kendall
                                            Title: Senior Vice President

        [Signature to Fieldstone 2005-3 Mortgage Loan Purchase Agreement]

STATE OF MARYLAND     )
                      ).:ss
CITY/COUNTY OF HOWARD )

     On the ____ day of November, 2005, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be a President of Fieldstone Mortgage Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Melissa Brown
------------------------------
Notary Public

[SEAL]

STATE OF MARYLAND     )
                      ).:ss
CITY/COUNTY OF HOWARD )

     On the ____ day of November, 2005, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be a Sr. Vice President of Fieldstone Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Melissa Brown
------------------------------
Notary Public

[SEAL]

                                   SCHEDULE I

                                 MORTGAGE LOANS

                     (INCLUDING PREPAYMENT CHARGE SCHEDULES
                         AND PREPAYMENT CHARGE SUMMARY)

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 596693965      313,100.00      313,100.00      6.35  6LIBOR   10/1/2007   1656.82      0.500      0.003



 596818965      263,496.00      263,496.00       6.9  6LIBOR   10/1/2007    1515.1      0.500      0.003



 596819965       65,874.00       65,874.00       9.9                        573.23      0.500      0.003



 596904922      403,845.00      403,845.00       6.5  6LIBOR    8/1/2008   2187.49      0.500      0.003



 596944965      250,000.00      249,616.66       7.4  6LIBOR    7/1/2008   1730.95      0.500      0.003



 597039965      450,000.00      450,000.00      7.55  6LIBOR    9/1/2007   2831.25      0.500      0.003



 597056922      386,750.00      386,750.00       6.4  6LIBOR    8/1/2008   2062.67      0.500      0.003



 597070922      328,000.00      328,000.00      6.75  6LIBOR   10/1/2007      1845      0.500      0.003



 597096965      221,600.00      221,600.00      6.25  6LIBOR    8/1/2007   1154.17      0.500      0.003



 597124922      243,950.00      243,950.00      7.25  6LIBOR   10/1/2007   1473.86      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 596693965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 596818965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 596819965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 596904922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 596944965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597039965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597056922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597070922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597096965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597124922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597125922       43,050.00       43,050.00      9.95                        376.21      0.500      0.003



 597126922      382,500.00      382,500.00       6.5  6LIBOR    8/1/2007   2071.88      0.500      0.003



 597127922       67,500.00       67,470.07      9.99                        591.87      0.500      0.003



 597132965      336,000.00      336,000.00      6.35  6LIBOR    8/1/2007      1778      0.500      0.003



 597161965      457,300.00      457,300.00      7.25  6LIBOR    8/1/2007   2762.85      0.500      0.003



 597164922      382,500.00      382,500.00       6.4  6LIBOR    8/1/2008      2040      0.500      0.003



 597185922      488,750.00      488,750.00     7.875  6LIBOR    9/1/2008   3207.42      0.500      0.003



 597186922      297,500.00      297,500.00      6.25  6LIBOR    8/1/2007   1549.48      0.500      0.003



 597200922      364,500.00      364,500.00      6.45  6LIBOR    8/1/2008   1959.19      0.500      0.003



 597200965      400,000.00      395,949.38       7.6  6LIBOR    8/1/2008   2533.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597125922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597126922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597127922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597132965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597161965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597164922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597185922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597186922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597200922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597200965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597202922      181,900.00      181,899.74      7.15  6LIBOR    8/1/2008   1083.82      0.500      0.003



 597203922       32,100.00       32,085.23      9.99                        281.47      0.500      0.003



 597203965      235,200.00      235,200.00      7.05  6LIBOR    9/1/2007    1381.8      0.500      0.003



 597207922      504,000.00      504,000.00      6.99  6LIBOR    8/1/2008    2935.8      0.500      0.003



 597207965      328,000.00      328,000.00       6.3  6LIBOR    8/1/2007      1722      0.500      0.003



 597210922      301,500.00      301,500.00      7.55  6LIBOR    9/1/2007   1896.94      0.500      0.003



 597225965      191,960.00      191,960.00      6.95  6LIBOR    9/1/2007   1111.77      0.500      0.003



 597241922      378,000.00      378,000.00      6.99  6LIBOR    8/1/2008   2201.85      0.500      0.003



 597243922      337,500.00      337,399.30      6.25  6LIBOR    8/1/2008   1757.81      0.500      0.003



 597262922      236,000.00      236,000.00       7.8  6LIBOR    8/1/2008      1534      0.500      0.003
 597271922      275,082.00      275,082.00       6.7  6LIBOR    8/1/2008   1535.87      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597202922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597203922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597203965            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597207922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597207965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597210922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597225965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597241922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597243922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597262922             0                                                                                   1
 597271922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597273922      347,920.00      347,920.00      6.39  6LIBOR    8/1/2007   1852.67      0.500      0.003



 597276922      229,425.00      229,425.00      7.99  6LIBOR    9/1/2007   1527.59      0.500      0.003



 597277965      356,000.00      356,000.00      6.35  6LIBOR    8/1/2007   1883.83      0.500      0.003



 597291922      258,960.00      258,495.05      6.55  6LIBOR    8/1/2008   1645.33      0.500      0.003



 597296965      609,000.00      609,000.00      6.25  6LIBOR    8/1/2007   3171.88      0.500      0.003



 597300965      508,000.00      508,000.00      6.55  6LIBOR    9/1/2007   2772.83      0.500      0.003



 597312965      264,095.00      264,095.00       6.7  6LIBOR    9/1/2007   1474.53      0.500      0.003



 597318965      222,000.00      221,999.46      6.25  1YRCMT    8/1/2010   1156.25      0.500      0.003



 597320922      184,000.00      184,000.00      6.45  6LIBOR    9/1/2007       989      0.500      0.003



 597322922      257,000.00      257,000.00       8.2  6LIBOR    9/1/2008   1756.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597273922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597276922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597277965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597291922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597296965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597300965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597312965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597318965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597320922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597322922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597324922      385,050.00      385,050.00       6.6  6LIBOR    9/1/2007   2117.78      0.500      0.003



 597332965      202,000.00      202,000.00      6.99  6LIBOR    9/1/2007   1342.56      0.500      0.003



 597333965      350,500.00      350,500.00      8.25  6LIBOR    9/1/2007   2633.19      0.500      0.003



 597338922      251,200.00      251,200.00      6.45  6LIBOR    8/1/2007    1350.2      0.500      0.003



 597338965      552,500.00      552,500.00      6.25  6LIBOR    8/1/2007    2877.6      0.500      0.003



 597339965       90,000.00       89,928.91     10.55                        826.64      0.500      0.003



 597344922      503,000.00      502,999.58       6.5  6LIBOR    8/1/2008   2724.58      0.500      0.003



 597345922      493,000.00      493,000.00       6.6  6LIBOR    8/1/2007    2711.5      0.500      0.003



 597351965      224,000.00      224,000.00       6.7  6LIBOR    9/1/2007   1445.43      0.500      0.003



 597355922      306,545.00      306,545.00      7.45  6LIBOR   10/1/2007   1903.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597324922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597332965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597333965            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597338922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597338965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597339965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597344922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597345922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597351965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597355922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597356922      166,500.00      166,500.00      7.55  6LIBOR    9/1/2007    1169.9      0.500      0.003



 597358965      340,000.00      339,677.39      6.25  6LIBOR    8/1/2007   2093.44      0.500      0.003



 597365922      161,000.00      161,000.00      7.25  6LIBOR    9/1/2008    972.71      0.500      0.003



 597382965      480,000.00      479,544.55      6.25  6LIBOR    8/1/2007   2955.45      0.500      0.003



 597387922      157,500.00      157,499.56      7.25  6LIBOR    8/1/2007    951.56      0.500      0.003



 597389965      207,000.00      207,000.00      6.95  6LIBOR    9/1/2008   1198.88      0.500      0.003



 597390922      565,250.00      565,250.00      7.25  6LIBOR    8/1/2007   3415.05      0.500      0.003



 597403965      316,000.00      316,000.00      6.45  6LIBOR    9/1/2007    1698.5      0.500      0.003



 597412922      262,650.00      262,650.00      6.55  6LIBOR    8/1/2007   1433.63      0.500      0.003



 597413922       46,350.00       46,329.71     10.05                        408.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597356922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597358965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597365922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597382965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597387922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597389965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597390922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597403965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597412922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597413922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597414922      344,250.00      344,250.00       6.4  1YRCMT    9/1/2010      1836      0.500      0.003



 597421965      125,000.00      125,000.00      6.99  6LIBOR    8/1/2007    728.13      0.500      0.003



 597422965      340,000.00      340,000.00      6.25  6LIBOR    9/1/2007   1770.83      0.500      0.003



 597427922      380,000.00      380,000.00      6.45  6LIBOR    9/1/2007    2042.5      0.500      0.003



 597428922      115,500.00      115,390.40      6.25                        711.16      0.500      0.003



 597429922      360,000.00      360,000.00      6.45  6LIBOR    8/1/2007      1935      0.500      0.003



 597430922       90,000.00       89,960.60     10.05                        793.15      0.500      0.003



 597430965      722,500.00      722,500.00       6.6  6LIBOR    9/1/2007   3973.75      0.500      0.003



 597431922       95,000.00       95,000.00        10                         833.7      0.500      0.003



 597431965      127,500.00      127,449.87     10.55                       1171.07      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597414922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597421965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597422965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597427922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597428922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597429922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597430922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597430965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597431922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597431965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597435922      275,200.00      275,200.00      6.65  6LIBOR    9/1/2008   1525.07      0.500      0.003



 597440965      119,985.00      119,985.00       7.6  6LIBOR    9/1/2007    847.19      0.500      0.003



 597441922      417,168.00      417,168.00      7.25  6LIBOR    8/1/2007   2520.39      0.500      0.003



 597442922       73,618.00       73,553.27      0.05                        648.78      0.500      0.003



 597445922      341,250.00      341,041.13      8.45  6LIBOR    9/1/2007   2611.84      0.500      0.003
 597451922      369,750.00      369,750.00      6.35  6LIBOR    8/1/2007   1956.59      0.500      0.003



 597452965      345,600.00      345,600.00      6.35  6LIBOR    9/1/2007    1828.8      0.500      0.003



 597453965       86,400.00       86,400.00      9.85                        748.67      0.500      0.003



 597465965      285,000.00      285,000.00       6.5  6LIBOR    9/1/2007   1543.75      0.500      0.003



 597467922      522,000.00      522,000.00      6.99  6LIBOR    9/1/2008   3040.65      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597435922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597440965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597441922            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597442922            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597445922            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
 597451922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597452965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597453965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597465965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597467922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597475965      369,750.00      369,750.00       6.4  6LIBOR    9/1/2007      1972      0.500      0.003



 597476922      269,600.00      269,600.00      6.75  6LIBOR    9/1/2008   1748.63      0.500      0.003



 597476965       65,250.00       65,224.07      10.5                        596.87      0.500      0.003



 597480922      535,000.00      535,000.00      6.35  6LIBOR    8/1/2007   2831.04      0.500      0.003



 597481965      304,000.00      304,000.00       6.6  6LIBOR    8/1/2007      1672      0.500      0.003



 597484922      220,000.00      220,000.00      6.85  6LIBOR    9/1/2007   1255.83      0.500      0.003



 597486965      510,000.00      510,000.00       6.4  6LIBOR    9/1/2007      2720      0.500      0.003



 597487965       90,000.00       89,964.61     10.55                        826.64      0.500      0.003



 597488965      448,000.00      448,000.00       7.3  6LIBOR    9/1/2007   2725.33      0.500      0.003



 597491965       36,000.00       36,000.00      9.92                         313.8      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597475965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597476922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597476965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597480922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597481965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597484922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597486965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597487965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597488965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597491965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597492965      304,000.00      304,000.00       6.5  6LIBOR    9/1/2007   1646.67      0.500      0.003



 597495922      348,750.00      348,750.00       6.5                       1889.06      0.500      0.003



 597496965      351,311.00      351,311.00      6.75  6LIBOR    9/1/2007   1976.12      0.500      0.003



 597498965      115,500.00      115,405.14      6.99  6LIBOR    9/1/2007    767.65      0.500      0.003



 597501922      384,000.00      384,000.00       6.5  6LIBOR   10/1/2008      2080      0.500      0.003



 597501965      385,000.00      385,000.00      8.99  6LIBOR    9/1/2007   2884.29      0.500      0.003



 597502965      390,000.00      390,000.00       6.9  6LIBOR   10/1/2008    2242.5      0.500      0.003



 597505965      403,750.00      403,750.00      6.55  6LIBOR    9/1/2008    2203.8      0.500      0.003



 597506965       71,250.00       71,250.00       9.5                        599.11      0.500      0.003



 597511922      472,500.00      472,500.00      6.25  6LIBOR    9/1/2008   2460.94      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597492965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597495922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597496965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597498965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597501922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597501965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597502965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597505965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597506965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597511922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597515922       274,400.00      274,399.33       6.5  6LIBOR    8/1/2007   1486.33      0.500      0.003



597517922       334,400.00      334,400.00      6.25                       1741.67      0.500      0.003



597520965       322,150.00      322,150.00       6.4  6LIBOR    9/1/2007   1718.13      0.500      0.003



597521965        56,850.00       56,850.00      9.99                        498.48      0.500      0.003



597522965       513,450.00      513,450.00       6.6  6LIBOR    9/1/2007   2823.98      0.500      0.003



597523965        57,050.00       57,050.00      9.75                        490.15      0.500      0.003



597524965       369,000.00      369,000.00       7.3  6LIBOR    9/1/2007   2244.75      0.500      0.003



597532922       392,000.00      392,000.00       6.5  6LIBOR    9/1/2007   2123.33      0.500      0.003



597535965       540,000.00      540,000.00      6.99  6LIBOR    9/1/2008    3145.5      0.500      0.003



597539965       306,000.00      306,000.00      6.99  6LIBOR    9/1/2007   1782.45      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597515922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597517922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597520965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597521965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597522965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597523965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597524965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597532922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597535965             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597539965             12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597544922       459,000.00      459,000.00      6.55  6LIBOR    8/1/2007   2505.38      0.500      0.003



597545922       377,600.00      377,600.00       6.5  6LIBOR    9/1/2007   2045.33      0.500      0.003



597545965       454,500.00      454,500.00       6.6  6LIBOR   10/1/2007   2499.75      0.500      0.003



597548965        50,500.00       50,500.00      9.99                        442.81      0.500      0.003



597550965       244,000.00      244,000.00      6.55  6LIBOR    9/1/2007   1331.83      0.500      0.003



597551965        61,000.00       61,000.00      9.85                        528.57      0.500      0.003



597555922       436,500.00      436,500.00       7.5  6LIBOR    8/1/2007   2728.13      0.500      0.003



597558965       332,000.00      332,000.00       6.6                       2120.35      0.500      0.003



597559965       369,000.00      369,000.00      6.75  6LIBOR    9/1/2007   2075.63      0.500      0.003



597563965       400,000.00      400,000.00         7  6LIBOR    9/1/2007   2333.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597544922               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597545922               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597545965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597548965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597550965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597551965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597555922               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597558965               36  The prepayment charge will equal the amount of interest that would accrue      1
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597559965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597563965               24  The prepayment charge will equal the amount of interest that would accrue      2
                            during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597565922       302,800.00      302,800.00      7.25  6LIBOR    9/1/2007   1829.42      0.500      0.003



597570922       480,000.00      480,000.00      6.45  1YRCMT    9/1/2010      2580      0.500      0.003



597571922       157,600.00      157,600.00      6.75  6LIBOR    9/1/2007     886.5      0.500      0.003



597572922        39,400.00       39,382.76     10.05                        347.22      0.500      0.003



597582922       312,000.00      312,000.00      6.25  6LIBOR    9/1/2007      1625      0.500      0.003



597587965       300,050.00      300,050.00      6.49  6LIBOR    9/1/2007   1622.77      0.500      0.003



597588965        52,950.00       52,950.00     10.49                        483.96      0.500      0.003



597589965       370,175.00      370,175.00       6.8  6LIBOR    9/1/2007   2097.66      0.500      0.003



597594965       582,250.00      582,250.00      6.75  6LIBOR   10/1/2007   3275.16      0.500      0.003



597595965       102,750.00      102,750.00     10.75                        959.16      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597565922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597570922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597571922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597572922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597582922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597587965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597588965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597589965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597594965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597595965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597596922       272,000.00      272,000.00      6.35  6LIBOR    9/1/2007   1439.33      0.500      0.003



597597922        68,000.00       68,000.00       9.5                        571.79      0.500      0.003



597599965       272,000.00      272,000.00       7.4                       1883.28      0.500      0.003



597600922       369,000.00      369,000.00      7.99  6LIBOR    9/1/2007   2456.93      0.500      0.003



597606965       282,282.00      282,282.00     6.325  6LIBOR   10/1/2007   1487.86      0.500      0.003



597618965       275,000.00      275,000.00       6.4  6LIBOR   10/1/2007   1466.67      0.500      0.003



597620922       418,200.00      418,200.00      6.75                       2712.44      0.500      0.003



597626922       153,000.00      153,000.00      6.75  6LIBOR    9/1/2007    992.36      0.500      0.003



597629922       254,700.00      254,700.00      7.25  6LIBOR   10/1/2007   1538.81      0.500      0.003



597647922       341,600.00      341,599.17      7.75  6LIBOR    9/1/2007   2206.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597596922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597597922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597599965             36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597600922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597606965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597618965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597620922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597626922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597629922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597647922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597648965       422,000.00      422,000.00      6.35  6LIBOR    9/1/2007   2233.08      0.500      0.003



597650965       105,500.00      105,500.00     10.15                        937.56      0.500      0.003



597651922       300,000.00      299,997.50      6.75  6LIBOR    9/1/2007    1687.5      0.500      0.003



597651965       231,200.00      231,200.00      6.85  6LIBOR    9/1/2007   1319.77      0.500      0.003



597653922       318,000.00      318,000.00       6.5  6LIBOR    9/1/2007    1722.5      0.500      0.003



597664965       275,400.00      275,400.00      6.75  6LIBOR   10/1/2007   1549.13      0.500      0.003



597666965       500,000.00      500,000.00      6.45                       3143.92      0.500      0.003



597669922       306,893.00      306,842.96      7.49  6LIBOR    9/1/2007   1915.52      0.500      0.003



597669965       223,500.00      223,305.67       6.7  6LIBOR    9/1/2007    1442.2      0.500      0.003



597674965       488,750.00      488,750.00      7.15  6LIBOR   10/1/2007   2912.14      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597648965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597650965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597651922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597651965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597653922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597664965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597666965             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597669922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597669965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597674965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597679922       562,500.00      562,500.00      7.35  6LIBOR    9/1/2008   3445.31      0.500      0.003



597682965       573,750.00      573,750.00       6.2  6LIBOR   10/1/2007   2964.38      0.500      0.003



597683922       105,000.00      105,000.00      7.63  6LIBOR    9/1/2007    667.63      0.500      0.003
597683965       238,000.00      238,000.00      8.49  6LIBOR    9/1/2007   1683.85      0.500      0.003



597684965       300,050.00      300,050.00       7.1  6LIBOR    9/1/2007    1775.3      0.500      0.003



597693922       432,000.00      432,000.00      6.59  6LIBOR    9/1/2007    2372.4      0.500      0.003



597701965       313,365.00      313,365.00      6.25  6LIBOR   10/1/2007   1632.11      0.500      0.003



597703965       252,000.00      252,000.00      6.65  6LIBOR    9/1/2007    1396.5      0.500      0.003



597704965        63,000.00       63,000.00      10.2                        562.21      0.500      0.003



597708965       625,725.00      625,725.00      6.55  6LIBOR    9/1/2007   3415.42      0.500      0.003



597710922       268,800.00      268,800.00       6.5  6LIBOR    9/1/2007      1456      0.500      0.003



 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597679922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597682965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597683922              0                                                                                   1
597683965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597684965             12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597693922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597701965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597703965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597704965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597708965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597710922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the


 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597710965       391,000.00      391,000.00       6.3  6LIBOR   10/1/2007   2052.75      0.500      0.003



597711922       248,000.00      248,000.00       8.9  6LIBOR    9/1/2007   1977.65      0.500      0.003



597711965       378,000.00      378,000.00       6.3  6LIBOR   10/1/2007   2339.72      0.500      0.003



597721965       684,000.00      684,000.00     6.875  6LIBOR   10/1/2007   3918.75      0.500      0.003



597722922       112,000.00      112,000.00      7.25  6LIBOR   10/1/2007    676.67      0.500      0.003



597726922       360,000.00      360,000.00     6.625  6LIBOR   10/1/2008    1987.5      0.500      0.003



597728965       318,400.00      318,400.00      7.25  6LIBOR   10/1/2007   2172.05      0.500      0.003



597734922       301,750.00      301,750.00       6.9  6LIBOR    9/1/2007   1735.06      0.500      0.003



597736922       308,000.00      308,000.00      6.25  6LIBOR   10/1/2007   1604.17      0.500      0.003



597740965       301,500.00      301,500.00      7.75  6LIBOR    9/1/2007   1947.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597710965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597711922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597711965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597721965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597722922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597726922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597728965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597734922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597736922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597740965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597744922       111,200.00      111,200.00      6.25  6LIBOR   10/1/2007    579.17      0.500      0.003



597745922        27,800.00       27,800.00      9.95                        242.94      0.500      0.003



597745965       269,450.00      269,450.00      6.45  6LIBOR    9/1/2007   1448.29      0.500      0.003



597746922       220,000.00      220,000.00      6.99  6LIBOR    9/1/2007    1281.5      0.500      0.003



597748965       250,000.00      250,000.00      7.25  6LIBOR   10/1/2007   1705.45      0.500      0.003



597753965        98,250.00       98,250.00      10.2                        876.77      0.500      0.003



597755922       252,000.00      252,000.00      7.35  6LIBOR    9/1/2007    1543.5      0.500      0.003



597756965       650,000.00      650,000.00      6.95  6LIBOR    9/1/2007   3764.58      0.500      0.003



597759965       646,000.00      646,000.00      6.75  6LIBOR   10/1/2007   3633.75      0.500      0.003



597762965       426,400.00      426,400.00      6.95  6LIBOR   10/1/2007   2469.57      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597744922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597745922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597745965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597746922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597748965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597753965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597755922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597756965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597759965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597762965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597763922       297,000.00      297,000.00      6.99  6LIBOR    9/1/2007   1730.03      0.500      0.003



597765922       336,000.00      336,000.00      6.75  6LIBOR   10/1/2007      1890      0.500      0.003



597782965       560,664.00      560,664.00       6.2  6LIBOR   10/1/2007   2896.76      0.500      0.003



597783922       500,000.00      500,000.00       6.5                       3160.35      0.500      0.003



597783965        62,296.00       62,296.00     10.25                        558.24      0.500      0.003



597784922       251,011.00      251,011.00      6.75  6LIBOR   10/1/2007   1411.94      0.500      0.003



597785922        62,753.00       62,753.00     10.05                        553.03      0.500      0.003



597786922       324,000.00      324,000.00       7.4  6LIBOR    9/1/2007      1998      0.500      0.003



597786965       481,261.00      481,261.00      6.99  6LIBOR   10/1/2007   2803.35      0.500      0.003


597787965       271,200.00      271,200.00      6.35  6LIBOR   10/1/2007   1687.51      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597763922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597765922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597782965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597783922             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597783965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597784922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597785922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597786922             12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597786965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597787965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
597790922       288,000.00      288,000.00      6.75  6LIBOR   10/1/2007      1620      0.500      0.003



597793965       223,200.00      223,200.00      6.55  6LIBOR   10/1/2007    1218.3      0.500      0.003



597794965        55,800.00       55,800.00       9.5                         469.2      0.500      0.003



597795965       209,600.00      209,600.00      6.35  6LIBOR   10/1/2007   1109.13      0.500      0.003



597798922       360,000.00      360,000.00      6.75  6LIBOR    9/1/2007      2025      0.500      0.003



597798965       100,000.00      100,000.00      7.45  6LIBOR   10/1/2007    620.83      0.500      0.003



597799922       108,000.00      108,000.00      6.99  6LIBOR   10/1/2007     629.1      0.500      0.003



597809922       201,600.00      201,600.00       6.5  6LIBOR    9/1/2007      1092      0.500      0.003



597811965       548,000.00      548,000.00       6.7  6LIBOR   10/1/2007   3059.67      0.500      0.003



597818922       310,500.00      310,500.00       6.5  6LIBOR    9/1/2007   1681.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
597790922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597793965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597794965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597795965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597798922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597798965             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597799922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597809922             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597811965             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
597818922             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597824965      340,000.00      340,000.00       6.4  6LIBOR   10/1/2007   1813.33      0.500      0.003



 597833922      360,000.00      360,000.00       7.4  6LIBOR   10/1/2007   2492.57      0.500      0.003



 597835922      444,000.00      444,000.00      6.99  6LIBOR    9/1/2007    2586.3      0.500      0.003



 597836922      348,190.00      348,190.00      7.99  6LIBOR   10/1/2007   2318.37      0.500      0.003



 597839965      403,750.00      403,750.00       6.5                       2551.98      0.500      0.003



 597840965      399,500.00      399,500.00       6.3  1YRCMT   10/1/2010   2097.38      0.500      0.003



 597845922      252,000.00      252,000.00      6.75  6LIBOR    9/1/2007    1417.5      0.500      0.003



 597848922      249,600.00      249,600.00      7.15  6LIBOR   10/1/2007    1487.2      0.500      0.003



 597851922      368,000.00      368,000.00       6.4  6LIBOR    9/1/2007   1962.67      0.500      0.003



 597853922      300,000.00      300,000.00      7.95  6LIBOR    9/1/2007    1987.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597824965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597833922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597835922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597836922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597839965            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597840965            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597845922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597848922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597851922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597853922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597854922      537,600.00      537,600.00         7  6LIBOR    9/1/2007      3136      0.500      0.003



 597855922      134,400.00      134,340.41      9.99                       1178.47      0.500      0.003



 597855965      630,000.00      630,000.00      6.25  6LIBOR   10/1/2007   3281.25      0.500      0.003



 597856965       70,000.00       70,000.00     10.25                        627.28      0.500      0.003



 597857965      340,000.00      340,000.00       6.2  6LIBOR   10/1/2007   1756.67      0.500      0.003



 597858922      244,000.00      244,000.00     6.375  6LIBOR   10/1/2007   1296.25      0.500      0.003



 597862922      388,000.00      388,000.00      6.65  6LIBOR   10/1/2007   2150.17      0.500      0.003



 597862965      209,100.00      209,100.00      6.95                       1384.14      0.500      0.003



 597863965      413,600.00      413,600.00       6.2  6LIBOR   10/1/2007   2136.93      0.500      0.003



 597864922      410,000.00      410,000.00      6.99  6LIBOR   10/1/2007   2388.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597854922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597855922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597855965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597856965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597857965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597858922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597862922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597862965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597863965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597864922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597864965      103,400.00      103,400.00      9.99                        906.65      0.500      0.003



 597865965      296,000.00      296,000.00      6.95  6LIBOR   10/1/2007   1714.33      0.500      0.003



 597871922      212,000.00      212,000.00       6.5  1YRCMT    9/1/2010   1148.33      0.500      0.003



 597874922      415,450.00      415,450.00      6.95  6LIBOR    9/1/2007   2406.15      0.500      0.003



 597875965      374,000.00      374,000.00       7.5  1YRCMT   10/1/2010    2337.5      0.500      0.003



 597877965      270,000.00      270,000.00     6.825  6LIBOR   10/1/2008   1535.63      0.500      0.003



 597878965      268,000.00      268,000.00       6.5  6LIBOR   10/1/2007   1451.67      0.500      0.003



 597881922      315,000.00      315,000.00       6.6  6LIBOR   10/1/2007    1732.5      0.500      0.003



 597887965      360,000.00      360,000.00      6.65  6LIBOR   10/1/2007      1995      0.500      0.003



 597888922      505,750.00      505,750.00       6.7  6LIBOR    9/1/2007   2823.77      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597864965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597865965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597871922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597874922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597875965            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597877965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597878965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597881922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597887965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597888922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597892922      365,500.00      365,500.00      7.35  6LIBOR   10/1/2007   2238.69      0.500      0.003



 597895965      278,100.00      278,100.00      7.55  6LIBOR   10/1/2007   1749.71      0.500      0.003



 597897922      258,000.00      258,000.00       6.8  6LIBOR    9/1/2007      1462      0.500      0.003



 597904965      408,000.00      408,000.00       6.2  6LIBOR   10/1/2007      2108      0.500      0.003



 597906922      477,000.00      477,000.00      7.45  6LIBOR   10/1/2007   2961.38      0.500      0.003



 597906965      361,250.00      361,250.00       6.7  6LIBOR   10/1/2007   2016.98      0.500      0.003



 597908965      144,000.00      144,000.00       6.5  6LIBOR   10/1/2007       780      0.500      0.003



 597909965      447,900.00      447,900.00      6.55  6LIBOR   10/1/2008   2444.79      0.500      0.003



 597910965      307,000.00      307,000.00      6.55  6LIBOR   10/1/2007   1675.71      0.500      0.003



 597911965      335,741.00      335,741.00      6.65  6LIBOR   10/1/2007   1860.56      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597892922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597895965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597897922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597904965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597906922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597906965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597908965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597909965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597910965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597911965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597918965      471,200.00      471,200.00     6.525  6LIBOR   11/1/2007   2562.15      0.500      0.003



 597922922      348,000.00      348,000.00       6.5  6LIBOR   10/1/2007      1885      0.500      0.003



 597922965      249,300.00      249,300.00       7.1  6LIBOR   10/1/2007   1475.03      0.500      0.003



 597924965      387,000.00      387,000.00       6.4  6LIBOR   10/1/2007      2064      0.500      0.003



 597927965      280,000.00      280,000.00      6.65  6LIBOR   10/1/2007   1551.67      0.500      0.003



 597928922      312,851.00      312,851.00      7.09  6LIBOR   10/1/2007   1848.43      0.500      0.003



 597931922      376,000.00      376,000.00      6.75  6LIBOR   10/1/2007      2115      0.500      0.003



 597940965      265,000.00      265,000.00      6.95  6LIBOR   10/1/2007   1534.79      0.500      0.003



 597941922      132,000.00      132,000.00      7.25                        900.48      0.500      0.003



 597943922      350,000.00      350,000.00       7.5  6LIBOR   10/1/2008   2447.26      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597918965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597922922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597922965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597924965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597927965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597928922            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597931922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597940965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597941922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597943922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597944965      229,600.00      229,600.00      6.99  6LIBOR   10/1/2007   1337.42      0.500      0.003



 597945965      456,000.00      456,000.00       7.2  6LIBOR   10/1/2007      2736      0.500      0.003



 597947965      202,000.00      202,000.00       7.4                       1398.61      0.500      0.003



 597949965      243,750.00      243,750.00      6.15  6LIBOR   10/1/2007   1249.22      0.500      0.003



 597951922      500,000.00      500,000.00      6.45  6LIBOR   10/1/2007    2687.5      0.500      0.003



 597956965      795,000.00      795,000.00       6.8  6LIBOR   10/1/2007      4505      0.500      0.003



 597957922      224,000.00      224,000.00      7.55  6LIBOR   11/1/2007   1409.33      0.500      0.003



 597957965      100,000.00      100,000.00     10.65                        925.98      0.500      0.003



 597960922      164,000.00      164,000.00      6.75  6LIBOR   10/1/2007     922.5      0.500      0.003



 597961965      190,000.00      190,000.00       6.2  6LIBOR   10/1/2007    981.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597944965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597945965            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597947965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597949965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597951922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597956965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597957922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597957965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597960922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597961965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597963965      153,425.00      153,425.00      6.25  6LIBOR   10/1/2007    944.67      0.500      0.003



 597968922      432,000.00      432,000.00       6.3  6LIBOR   10/1/2007      2268      0.500      0.003



 597969922      108,000.00      108,000.00      9.49                        907.34      0.500      0.003



 597969965      352,000.00      352,000.00       6.3  6LIBOR   10/1/2007      1848      0.500      0.003



 597970965       88,000.00       88,000.00      10.2                        785.31      0.500      0.003



 597973965      386,750.00      386,750.00      6.99  6LIBOR   10/1/2007   2252.82      0.500      0.003



 597977922      468,800.00      468,800.00      6.25  6LIBOR   10/1/2007   2441.67      0.500      0.003



 597981922      172,000.00      172,000.00       7.4  6LIBOR   10/1/2007   1060.67      0.500      0.003



 597982922       43,000.00       43,000.00       9.5                        361.57      0.500      0.003



 597983965      474,300.00      474,300.00       6.5  6LIBOR   10/1/2007   2569.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597963965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597968922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597969922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597969965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597970965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597973965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597977922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597981922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597982922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597983965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 597985922      499,400.00      499,400.00     6.875  6LIBOR   10/1/2008   2861.15      0.500      0.003



 597987922      440,000.00      440,000.00       6.5  6LIBOR   10/1/2007   2383.33      0.500      0.003



 597992922      301,750.00      301,750.00     7.375  6LIBOR   10/1/2007   1854.51      0.500      0.003



 597993922      244,000.00      244,000.00      6.55  6LIBOR   10/1/2007   1550.28      0.500      0.003



 597995922      308,000.00      308,000.00       6.6                       1967.07      0.500      0.003



 597998965      363,920.00      363,920.00      6.25  6LIBOR   11/1/2007   1895.42      0.500      0.003



 597999922      261,000.00      261,000.00      7.35  6LIBOR   10/1/2007   1598.63      0.500      0.003



 598000965      365,500.00      365,500.00      6.85  6LIBOR   10/1/2007    2086.4      0.500      0.003



 598001922      380,000.00      380,000.00      6.99  6LIBOR   10/1/2007    2213.5      0.500      0.003



 598002922      328,000.00      328,000.00       6.5  6LIBOR   10/1/2007   1776.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 597985922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597987922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597992922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597993922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597995922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597998965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 597999922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598000965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598001922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598002922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598012922      625,500.00      625,500.00       6.5  6LIBOR   10/1/2008   3388.13      0.500      0.003



 598013965      379,900.00      379,900.00      6.99  6LIBOR   11/1/2007   2212.92      0.500      0.003



 598016922      213,000.00      213,000.00       6.6  6LIBOR   10/1/2007    1171.5      0.500      0.003



 598017922      153,600.00      153,600.00       6.3  6LIBOR   10/1/2007     806.4      0.500      0.003



 598018922       38,400.00       38,400.00      9.25                        315.91      0.500      0.003



 598018965      437,750.00      437,750.00       6.5  6LIBOR   10/1/2007   2371.15      0.500      0.003



 598019965       77,250.00       77,250.00     10.75                        721.12      0.500      0.003



 598020922      323,000.00      323,000.00      6.99  6LIBOR   10/1/2007   1881.48      0.500      0.003



 598025922      250,400.00      250,400.00      6.35  6LIBOR   10/1/2007   1325.03      0.500      0.003



 598029922      388,000.00      388,000.00      6.45  6LIBOR   10/1/2007    2085.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598012922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598013965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598016922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598017922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598018922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598018965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598019965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598020922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598025922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598029922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598031922      319,500.00      319,500.00      6.95  6LIBOR   10/1/2007   1850.44      0.500      0.003



 598034965      650,000.00      650,000.00      7.25  6LIBOR   10/1/2007   3927.08      0.500      0.003



 598039922      306,800.00      306,800.00       6.5  6LIBOR   10/1/2007   1661.83      0.500      0.003



 598044965      562,500.00      562,500.00      6.65  6LIBOR   10/1/2007   3117.19      0.500      0.003



 598045965       62,500.00       62,500.00     10.64                        578.27      0.500      0.003



 598051965      350,000.00      350,000.00      6.99                       2326.21      0.500      0.003



 598054922      510,000.00      510,000.00      6.99  6LIBOR   10/1/2007   2970.75      0.500      0.003



 598054965      263,000.00      263,000.00      7.15  6LIBOR   11/1/2007   1567.04      0.500      0.003



 598060922      370,058.00      370,058.00      6.25  6LIBOR   10/1/2007   1927.39      0.500      0.003



 598062922      246,000.00      246,000.00      6.55                       1562.99      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598031922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598034965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598039922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598044965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598045965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598051965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598054922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598054965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598060922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598062922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598067965      262,400.00      262,400.00      6.55  6LIBOR   10/1/2007   1432.27      0.500      0.003



 598070922      204,000.00      204,000.00       6.9                       1343.55      0.500      0.003



 598075922      456,000.00      456,000.00       6.5  6LIBOR   10/1/2007      2470      0.500      0.003



 598076922      575,000.00      575,000.00      6.99  6LIBOR   11/1/2007   3349.38      0.500      0.003



 598078922      388,500.00      388,500.00      6.99  6LIBOR   10/1/2007   2263.01      0.500      0.003



 598079922      360,000.00      360,000.00      6.55  6LIBOR   10/1/2007    2287.3      0.500      0.003



 598080965      260,950.00      260,950.00      7.35  6LIBOR   11/1/2007   1598.32      0.500      0.003



 598081922      380,000.00      380,000.00      6.55  6LIBOR   10/1/2007   2074.17      0.500      0.003



 598082922       95,000.00       95,000.00       9.5                        798.82      0.500      0.003



 598083965      313,650.00      313,650.00       6.5  6LIBOR   11/1/2007   1698.94      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598067965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598070922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598075922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598076922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598078922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598079922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598080965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598081922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598082922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598083965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598089965      332,000.00      332,000.00       6.8  6LIBOR   10/1/2007   1881.33      0.500      0.003



 598091965      403,750.00      403,750.00      6.55  6LIBOR   11/1/2007    2203.8      0.500      0.003



 598092922      397,600.00      397,600.00       6.5  6LIBOR   11/1/2007   2153.67      0.500      0.003



 598093922       99,400.00       99,400.00       9.5                        835.81      0.500      0.003



 598093965      437,600.00      437,600.00       6.3  1YRCMT   11/1/2010    2297.4      0.500      0.003



 598094922      458,915.00      458,915.00      6.69  6LIBOR   10/1/2007   2558.45      0.500      0.003



 598095922       80,985.00       80,985.00       9.5                        680.97      0.500      0.003



 598101965      405,257.00      405,257.00       6.3  6LIBOR   10/1/2007    2127.6      0.500      0.003



 598102965       23,837.00       23,837.00       9.5                        200.44      0.500      0.003



 598106922      318,510.00      318,510.00      6.75  6LIBOR   11/1/2007   1791.62      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598089965            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598091965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598092922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598093922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598093965            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598094922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598095922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598101965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598102965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598106922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598109922      314,000.00      314,000.00      6.99  6LIBOR   10/1/2007   1829.05      0.500      0.003



 598113922      224,000.00      224,000.00       6.3  6LIBOR   10/1/2007      1176      0.500      0.003



 598117922      211,000.00      211,000.00       7.5  6LIBOR   10/1/2007   1318.75      0.500      0.003



 598117965      324,000.00      324,000.00      6.25  6LIBOR   11/1/2007    1687.5      0.500      0.003



 598119965      408,000.00      408,000.00      6.85  6LIBOR   11/1/2007      2329      0.500      0.003



 598120965      102,000.00      102,000.00      10.2                        910.24      0.500      0.003



 598124965      418,500.00      418,500.00       6.6  6LIBOR   11/1/2007   2301.75      0.500      0.003



 598126922      300,000.00      300,000.00      6.45  6LIBOR   10/1/2007    1612.5      0.500      0.003



 598127922      279,000.00      279,000.00      6.75                       1809.59      0.500      0.003



 598128922      476,910.00      476,910.00       6.8  6LIBOR   10/1/2007   2702.49      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598109922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598113922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598117922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598117965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598119965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598120965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598124965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598126922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598127922            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598128922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598129922      272,000.00      272,000.00       6.8  6LIBOR   10/1/2007   1541.33      0.500      0.003



 598137965      556,750.00      556,750.00      6.99  6LIBOR   11/1/2007   3243.07      0.500      0.003



 598147965      484,500.00      484,500.00       6.7  6LIBOR   11/1/2007   2705.13      0.500      0.003



 598148922      266,000.00      266,000.00      7.75  6LIBOR   11/1/2007   1717.92      0.500      0.003



 598149965      184,500.00      184,500.00       8.5  6LIBOR   11/1/2007   1306.88      0.500      0.003



 598152922      270,900.00      270,900.00      7.75  6LIBOR   10/1/2007   1749.56      0.500      0.003



 598152965      531,250.00      531,250.00       6.5  6LIBOR   11/1/2007    2877.6      0.500      0.003



 598154922      170,000.00      170,000.00       6.4  6LIBOR   10/1/2007    906.67      0.500      0.003



 598155922       30,000.00       30,000.00      10.1                         265.5      0.500      0.003



 598160965      210,400.00      210,400.00      6.65  6LIBOR   11/1/2007   1165.97      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598129922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598137965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598147965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598148922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598149965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598152922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598152965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598154922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598155922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598160965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598161965       52,600.00       52,600.00      10.1                         465.5      0.500      0.003



 598165922      124,110.00      124,110.00       7.5  6LIBOR   10/1/2007    775.69      0.500      0.003



 598168922      256,000.00      256,000.00      6.85  6LIBOR   10/1/2007   1461.33      0.500      0.003



 598169965      372,000.00      372,000.00       6.4  6LIBOR   11/1/2007      1984      0.500      0.003



 598170922      437,750.00      437,750.00      7.25  6LIBOR   10/1/2007   2644.74      0.500      0.003



 598177922      359,400.00      359,400.00      6.25  6LIBOR   11/1/2007   1871.88      0.500      0.003



 598178922       89,850.00       89,850.00       9.5                        755.51      0.500      0.003



 598181922      326,000.00      326,000.00       7.1  6LIBOR   10/1/2007   1928.83      0.500      0.003



 598184922      192,000.00      192,000.00      6.95  6LIBOR   10/1/2007      1112      0.500      0.003



 598192965      289,100.00      289,100.00      7.85                       2091.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598161965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598165922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598168922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598169965            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598170922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598177922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598178922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598181922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598184922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598192965            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598200922      328,000.00      328,000.00     6.875  6LIBOR   10/1/2007   1879.17      0.500      0.003



 598215922      297,000.00      297,000.00      6.85  6LIBOR   11/1/2007   1695.38      0.500      0.003



 598217922      176,000.00      176,000.00      6.85  6LIBOR   10/1/2007   1004.67      0.500      0.003



 598219922      284,000.00      284,000.00      6.75  6LIBOR   10/1/2007    1597.5      0.500      0.003



 598221922       36,000.00       36,000.00     10.14                        319.66      0.500      0.003



 598229922      373,500.00      373,500.00       7.5  6LIBOR   11/1/2007   2334.38      0.500      0.003



 598237922      313,600.00      313,600.00      6.75  6LIBOR   11/1/2007      1764      0.500      0.003



 598263922      370,000.00      370,000.00      7.99  6LIBOR   11/1/2007   2463.58      0.500      0.003
 598269922      405,000.00      405,000.00      7.35  6LIBOR   10/1/2007   2480.63      0.500      0.003



 598291922      250,000.00      250,000.00      6.65                       1604.92      0.500      0.003



 598313922      432,000.00      432,000.00      7.45  6LIBOR   11/1/2007      2682      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (Month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598200922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598215922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598217922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598219922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598221922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598229922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598237922            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598263922             0                                                                                   2
 598269922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598291922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598313922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 598388922      292,000.00      292,000.00      7.34  1YRCMT   11/1/2010   1786.07      0.500      0.003



 598443922      150,000.00      150,000.00       7.5  6LIBOR   11/1/2007     937.5      0.500      0.003



 695353619      121,716.00      121,716.00       7.5  6LIBOR    9/1/2007    760.73      0.500      0.003



 695729619      160,520.00      160,242.82      6.75  6LIBOR    8/1/2007   1041.13      0.500      0.003



 696568619       95,480.00       95,390.27       6.3  6LIBOR    8/1/2007       591      0.500      0.003



 696569619      162,000.00      161,857.76      6.65  6LIBOR    8/1/2007   1039.99      0.500      0.003



 696658619      160,000.00      160,000.00      6.75  6LIBOR    9/1/2007       900      0.500      0.003



 696704619      181,832.00      181,667.61       6.5  6LIBOR    8/1/2008   1149.31      0.500      0.003



 696712619      100,000.00       99,981.00       6.4  6LIBOR    8/1/2007    533.33      0.500      0.003



 696716619      143,200.00      143,200.00       6.5  6LIBOR    8/1/2008    775.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (Month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 598388922            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 598443922            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 695353619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 695729619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696568619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696569619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696658619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696704619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696712619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696716619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 696780619      150,400.00      150,400.00       6.5  6LIBOR    9/1/2007    950.64      0.500      0.003



 696811619       35,638.00       35,623.68     10.45                        324.67      0.500      0.003
 696822619       33,200.00       33,186.23      10.4                        301.22      0.500      0.003
 696831619       96,000.00       96,000.00       6.6  6LIBOR    8/1/2007    613.12      0.500      0.003



 696838619       88,000.00       88,000.00      6.75  6LIBOR   10/1/2007    570.77      0.500      0.003



 696844619      142,400.00      142,271.26       6.5                        900.07      0.500      0.003



 696845619       35,600.00       35,582.48       9.5                        299.35      0.500      0.003



 696848619      133,600.00      133,600.00      6.65  6LIBOR    9/1/2007    740.37      0.500      0.003



 696861619      177,600.00      177,600.00       6.5  6LIBOR    8/1/2007       962      0.500      0.003



 696862619       44,400.00       44,378.16       9.5                        373.34      0.500      0.003



 696866619       27,750.00       27,738.36     10.25                        248.67      0.500      0.003
 696879619      203,250.00      203,250.00      7.25                       1227.97      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (Month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 696780619            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
 696811619             0                                                                                   1
 696822619             0                                                                                   1
 696831619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696838619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696844619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696845619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696848619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696861619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696862619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696866619             0                                                                                   1
 696879619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 696883619      165,344.00      165,344.00      6.25  6LIBOR   10/1/2007   1018.06      0.500      0.003



 696892619      188,000.00      188,000.00      6.99  6LIBOR    8/1/2007    1095.1      0.500      0.003



 696900619      167,000.00      167,000.00       7.2                          1002      0.500      0.003



 696901619      413,567.00      413,567.00       7.8  6LIBOR    8/1/2007   2688.19      0.500      0.003



 696914619      108,900.00      108,900.00      8.24  6LIBOR    9/1/2007    747.78      0.500      0.003



 696924619      150,400.00      150,284.98      7.35  6LIBOR    8/1/2007   1036.22      0.500      0.003



 696927619      120,400.00      120,400.00      6.25  6LIBOR    8/1/2007    627.08      0.500      0.003



 696934619       35,000.00       34,985.93     10.45                        318.86      0.500      0.003
 696939619      112,000.00      112,000.00      6.75  6LIBOR    8/1/2008    726.43      0.500      0.003



 696943619       24,750.00       24,727.32     10.75                        231.04      0.500      0.003
 696959619      188,000.00      188,000.00       6.5  6LIBOR    8/1/2007   1018.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (Month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 696883619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696892619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696900619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696901619            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696914619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696924619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696927619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696934619             0                                                                                   1
 696939619            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696943619             0                                                                                   2
 696959619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 696961619      164,000.00      164,000.00       6.5  6LIBOR    8/1/2007    888.33      0.500      0.003



 696962619      142,400.00      142,268.74       6.4  6LIBOR    8/1/2007    890.73      0.500      0.003



 696966619      193,500.00      193,499.69      8.15  6LIBOR    8/1/2007   1314.19      0.500      0.003



 696978619      176,000.00      175,840.89       6.5  6LIBOR    8/1/2007   1112.44      0.500      0.003



 696979619       44,000.00       43,981.94     10.35                        397.56      0.500      0.003
 696989619      193,200.00      193,200.00      6.25  6LIBOR   10/1/2007   1006.25      0.500      0.003



 696992619      125,656.00      125,656.00      6.99  6LIBOR    9/1/2007    731.95      0.500      0.003



 696998619      157,250.00      157,136.75      7.65  6LIBOR    8/1/2007   1115.72      0.500      0.003



 697000619       27,750.00       27,739.54     10.75                        259.05      0.500      0.003
 697001619      210,500.00      210,500.00      7.85  6LIBOR    9/1/2007   1377.02      0.500      0.003



 697020619      148,750.00      148,750.00      6.55  6LIBOR    8/1/2007    811.93      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (Month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 696961619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696962619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696966619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696978619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696979619             0                                                                                   1
 696989619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696992619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 696998619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697000619             0                                                                                   1
 697001619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697020619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697022619      203,633.00      203,633.00       6.2  6LIBOR    8/1/2008    1052.1      0.500      0.003



 697024619       22,626.00       22,614.86       9.5                        190.26      0.500      0.003



 697029619      128,000.00      128,000.00      6.99  6LIBOR   10/1/2007     745.6      0.500      0.003



 697040619      196,800.00      196,800.00       6.5  6LIBOR    8/1/2007      1066      0.500      0.003



 697046619      145,600.00      145,600.00       6.6  6LIBOR    9/1/2007     800.8      0.500      0.003



 697047619      272,000.00      272,000.00      6.95  6LIBOR    9/1/2007   1575.33      0.500      0.003



 697052619      319,500.00      319,500.00      7.15  6LIBOR   10/1/2007   1903.69      0.500      0.003



 697058619      145,600.00      145,600.00      7.75  6LIBOR    9/1/2007    940.33      0.500      0.003



 697062619      181,600.00      181,600.00       6.2  6LIBOR    8/1/2007    938.27      0.500      0.003



 697063619       80,910.00       80,910.00       8.5  6LIBOR    9/1/2007    573.11      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697022619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697024619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697029619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697040619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697046619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697047619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697052619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697058619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697062619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697063619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697077619      313,200.00      313,200.00      6.35  6LIBOR    9/1/2007   1657.35      0.500      0.003



 697079619      265,526.00      265,526.00      6.25  6LIBOR    9/1/2007   1634.89      0.500      0.003



 697083619       86,450.00       86,450.00      8.75  6LIBOR    9/1/2007    680.11      0.500      0.003



 697087619      170,000.00      170,000.00      7.99  6LIBOR   10/1/2007   1131.92      0.500      0.003



 697095619      139,960.00      139,960.00      6.25  6LIBOR   10/1/2007    728.96      0.500      0.003



 697097619      129,200.00      129,200.00      6.55  6LIBOR    9/1/2007    705.22      0.500      0.003



 697121619       50,000.00       50,000.00     10.05  6LIBOR   10/1/2007    440.64      0.500      0.003



 697127619      172,000.00      172,000.00       6.6  6LIBOR    9/1/2007       946      0.500      0.003



 697128619      339,300.00      339,300.00       7.5  6LIBOR    9/1/2007   2120.63      0.500      0.003



 697133619      178,800.00      178,800.00     6.625  1YRCMT    9/1/2010    987.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697077619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697079619            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697083619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697087619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697095619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697097619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697121619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697127619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697128619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697133619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697134619      159,600.00      159,600.00      6.75  6LIBOR    9/1/2007    897.75      0.500      0.003



 697151619       92,000.00       92,000.00      6.99                        611.47      0.500      0.003



 697156619      197,200.00      197,200.00       6.5  6LIBOR    9/1/2007   1068.17      0.500      0.003



 697160619      158,900.00      158,900.00      7.99  6LIBOR   10/1/2007   1058.01      0.500      0.003



 697162619      181,600.00      181,600.00      6.99  6LIBOR    9/1/2007   1057.82      0.500      0.003



 697163619       45,400.00       45,400.00      9.99                        398.09      0.500      0.003



 697164619      132,600.00      132,600.00       8.4  6LIBOR   10/1/2007    1010.2      0.500      0.003



 697165619      154,700.00      154,700.00       7.7  6LIBOR    9/1/2007    992.66      0.500      0.003



 697166619      215,920.00      215,920.00       6.9  6LIBOR    9/1/2007   1241.54      0.500      0.003



 697168619      139,000.00      139,000.00      6.65  6LIBOR    9/1/2007    892.34      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697134619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697151619            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697156619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697160619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697162619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697163619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697164619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697165619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697166619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697168619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697177619      190,000.00      190,000.00       6.7  6LIBOR    9/1/2007   1226.03      0.500      0.003



 697182619      130,000.00      130,000.00       6.9  6LIBOR    9/1/2007    856.19      0.500      0.003



 697183619      164,050.00      164,050.00      7.25  6LIBOR    9/1/2007   1119.12      0.500      0.003



 697192619      123,960.00      123,960.00       6.6  6LIBOR    9/1/2007    681.78      0.500      0.003



 697195619      300,000.00      300,000.00      6.65  6LIBOR    9/1/2007    1662.5      0.500      0.003



 697203619      127,200.00      127,200.00      7.35  6LIBOR    9/1/2007     779.1      0.500      0.003



 697204619       88,000.00       88,000.00      6.85  6LIBOR    9/1/2007    502.33      0.500      0.003



 697207619      148,000.00      148,000.00      6.55  6LIBOR    9/1/2007    807.83      0.500      0.003



 697208619       69,900.00       69,900.00      6.99  6LIBOR   10/1/2007    464.58      0.500      0.003



 697214619      107,200.00      107,200.00      6.45  6LIBOR    9/1/2007     576.2      0.500      0.003



 697215619       26,800.00       26,800.00      10.4                        243.15      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697177619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697182619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697183619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697192619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697195619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697203619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697204619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697207619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697208619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697214619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697215619             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697216619      152,000.00      152,000.00       6.8  6LIBOR    9/1/2007    861.33      0.500      0.003



 697217619       38,000.00       38,000.00      10.6                        350.45      0.500      0.003
 697220619      145,600.00      145,600.00      6.99  6LIBOR    9/1/2007    848.12      0.500      0.003



 697222619       36,400.00       36,400.00     10.25                        326.19      0.500      0.003



 697223619      239,400.00      239,400.00      7.99  6LIBOR    9/1/2007   1594.01      0.500      0.003



 697225619       89,360.00       89,360.00      6.65  6LIBOR    9/1/2007    573.66      0.500      0.003



 697232619      123,420.00      123,420.00      6.75  6LIBOR   10/1/2007    694.24      0.500      0.003



 697234619       21,780.00       21,780.00     10.15                        193.56      0.500      0.003
 697243619      376,000.00      376,000.00       7.1  6LIBOR    9/1/2007   2224.67      0.500      0.003



 697254619      128,000.00      128,000.00       6.6  6LIBOR    9/1/2007       704      0.500      0.003



 697257619       70,000.00       70,000.00      7.15  6LIBOR    9/1/2007    472.79      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697216619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697217619             0                                                                                   1
 697220619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697222619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697223619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697225619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697232619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697234619             0                                                                                   1
 697243619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697254619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697257619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
697260619       161,500.00      161,500.00       8.7  6LIBOR   10/1/2007   1264.76      0.500      0.003



697270619       224,000.00      224,000.00      8.25  6LIBOR   10/1/2007   1682.84      0.500      0.003



697275619       235,800.00      235,800.00      7.85  6LIBOR    9/1/2007   1542.53      0.500      0.003
697279619       180,000.00      180,000.00      6.95  6LIBOR    9/1/2008    1042.5      0.500      0.003



697281619        45,000.00       45,000.00      9.99                        394.58      0.500      0.003



697286619       148,000.00      148,000.00      6.99  6LIBOR    9/1/2007     862.1      0.500      0.003



697292619       147,200.00      147,200.00       7.5  6LIBOR   10/1/2007       920      0.500      0.003



697293619       211,850.00      211,850.00      8.35  6LIBOR   10/1/2007   1606.48      0.500      0.003



697297619       148,000.00      148,000.00       7.5  6LIBOR    9/1/2007   1034.84      0.500      0.003



697306619       149,900.00      149,900.00       6.8  1YRCMT    9/1/2010    849.43      0.500      0.003



697319619       309,400.00      309,117.57      6.45                       1945.46      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
697260619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697270619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697275619              0                                                                                   1
697279619             36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697281619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697286619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697292619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697293619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697297619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697306619             36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697319619             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
697336619       164,000.00      164,000.00      7.15  6LIBOR    9/1/2008    977.17      0.500      0.003



697339619       112,000.00      112,000.00      6.95  6LIBOR   10/1/2007    741.39      0.500      0.003



697342619        28,000.00       28,000.00      10.5                        256.13      0.500      0.003
697356619        76,500.00       76,500.00      6.99  6LIBOR    9/1/2007    508.45      0.500      0.003



697357619       208,000.00      208,000.00      7.25  6LIBOR   10/1/2007   1256.67      0.500      0.003



697365619       104,400.00      104,400.00     6.625  6LIBOR   10/1/2007    576.38      0.500      0.003



697380619       125,206.00      125,206.00       6.4  6LIBOR   10/1/2007    667.77      0.500      0.003



697383619       108,737.00      108,737.00     6.688  6LIBOR   10/1/2008    606.03      0.500      0.003



697384619        27,184.00       27,184.00       9.6                        230.57      0.500      0.003



697385619       111,200.00      111,200.00       6.5  6LIBOR   10/1/2007    602.33      0.500      0.003



697386619       158,000.00      158,000.00      6.55  6LIBOR   10/1/2007    862.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
697336619             36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697339619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697342619              0                                                                                   1
697356619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697357619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697365619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697380619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697383619             36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697384619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697385619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697386619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
697389619       128,000.00      128,000.00       6.5  6LIBOR   10/1/2007    693.33      0.500      0.003



697391619       168,210.00      168,210.00      7.75  6LIBOR   10/1/2007   1086.36      0.500      0.003



697396619       183,200.00      183,200.00      7.99  6LIBOR   10/1/2007   1219.81      0.500      0.003



697397619       144,000.00      144,000.00      8.05  6LIBOR   10/1/2007       966      0.500      0.003



697401619       165,600.00      165,600.00      6.35  6LIBOR   10/1/2007   1030.43      0.500      0.003



697410619       156,750.00      156,750.00      8.75  6LIBOR   10/1/2007   1233.16      0.500      0.003



697420619        66,500.00       66,500.00       8.9  6LIBOR   10/1/2007     530.3      0.500      0.003



697422619       160,000.00      160,000.00      7.45  6LIBOR   10/1/2007    993.33      0.500      0.003



697423619       255,952.00      255,952.00       8.2  6LIBOR    9/1/2007   1749.01      0.500      0.003



697424619        63,988.00       63,988.00      10.1                        566.28      0.500      0.003
697426619        50,000.00       50,000.00       7.5  6LIBOR   10/1/2007    349.61      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
697389619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697391619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697396619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697397619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697401619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697410619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697420619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697422619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697423619             12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697424619              0                                                                                   1
697426619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
697428619       121,600.00      121,600.00      7.25  6LIBOR   10/1/2007    829.53      0.500      0.003



697431619       172,800.00      172,800.00      8.75  6LIBOR   10/1/2007      1260      0.500      0.003



697432619       597,600.00      597,600.00       7.6  1YRCMT   10/1/2010    3784.8      0.500      0.003



697434619       157,250.00      157,250.00       7.3  6LIBOR   10/1/2007     956.6      0.500      0.003
697442619       135,000.00      135,000.00      7.45  6LIBOR   10/1/2007    939.33      0.500      0.003



697443619       165,500.00      165,500.00       8.1                       1225.94      0.500      0.003



697445619        47,480.00       47,480.00      8.99                         381.7      0.500      0.003



697447619       189,920.00      189,920.00      6.15  6LIBOR   10/1/2008    973.34      0.500      0.003



697449619        96,300.00       96,300.00      7.99  6LIBOR   10/1/2007    705.95      0.500      0.003



697452619       139,500.00      139,500.00      7.55  6LIBOR   10/1/2007    877.69      0.500      0.003



697453619       123,200.00      123,200.00       7.5                        861.44      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
697428619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697431619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697432619             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697434619              0                                                                                   2
697442619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697443619             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697445619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697447619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697449619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697452619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697453619             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
697465619       129,600.00      129,600.00      6.99  6LIBOR   10/1/2007    754.92      0.500      0.003



697474619       112,000.00      112,000.00      7.49  6LIBOR   10/1/2007    699.07      0.500      0.003



697475619       141,000.00      141,000.00       7.8                       1015.02      0.500      0.003



697477619        28,000.00       28,000.00     10.85                        263.49      0.500      0.003
697479619        89,600.00       89,600.00      7.35  6LIBOR   10/1/2007    617.32      0.500      0.003



697481619        70,000.00       70,000.00       6.9  6LIBOR   10/1/2007    461.03      0.500      0.003



697482619        22,400.00       22,400.00      9.99                        196.42      0.500      0.003
697486619       177,600.00      177,600.00       6.5  6LIBOR   10/1/2007       962      0.500      0.003



697491619       446,250.00      446,250.00         7  6LIBOR   10/1/2007   2603.13      0.500      0.003



697496619       213,300.00      213,300.00      7.85  6LIBOR   10/1/2007   1395.34      0.500      0.003



697499619       132,300.00      132,300.00       8.7  6LIBOR   10/1/2007   1036.09      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
697465619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697474619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697475619             36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697477619              0                                                                                   1
697479619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697481619             24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
697482619              0                                                                                   1
697486619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697491619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697496619             24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
697499619             24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697501619      190,400.00      190,400.00      6.75  6LIBOR   10/1/2007      1071      0.500      0.003



 697506619      192,000.00      192,000.00       8.5  6LIBOR   10/1/2007      1360      0.500      0.003



 697509619      192,800.00      192,800.00       8.5  6LIBOR   10/1/2007   1365.67      0.500      0.003



 697512619      196,000.00      196,000.00      6.99  6LIBOR   10/1/2007    1141.7      0.500      0.003



 697516619      160,550.00      160,550.00       7.8  6LIBOR   11/1/2007   1155.76      0.500      0.003



 697519619      237,600.00      237,600.00      7.99  6LIBOR   11/1/2007   1741.77      0.500      0.003



 697521619      103,920.00      103,920.00       6.7  6LIBOR   10/1/2007    580.22      0.500      0.003



 697524619      107,920.00      107,920.00       6.7  6LIBOR   11/1/2007    696.39      0.500      0.003



 697534619      160,000.00      160,000.00      7.65  6LIBOR   11/1/2007      1020      0.500      0.003



 697535619      147,050.00      147,050.00      6.99  6LIBOR   10/1/2007    856.57      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697501619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697506619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697509619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697512619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697516619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697519619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697521619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697524619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697534619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697535619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697537619      160,000.00      160,000.00     6.875  6LIBOR   10/1/2007   1051.09      0.500      0.003



 697541619      174,400.00      174,400.00      6.55  6LIBOR   10/1/2007    951.93      0.500      0.003



 697545619      232,000.00      232,000.00       6.5  6LIBOR   10/1/2007   1256.67      0.500      0.003



 697548619      144,000.00      144,000.00      6.99  6LIBOR   10/1/2007     838.8      0.500      0.003



 697552619      134,000.00      134,000.00     6.375  6LIBOR   10/1/2007    711.88      0.500      0.003



 697553619      180,000.00      180,000.00       6.4  6LIBOR   10/1/2007       960      0.500      0.003



 697562619      117,000.00      117,000.00         8  6LIBOR   10/1/2007    858.51      0.500      0.003



 697564619       87,120.00       87,120.00       6.5  6LIBOR   10/1/2007    550.66      0.500      0.003



 697570619      144,885.00      144,885.00       6.5  6LIBOR   10/1/2007    784.79      0.500      0.003



 697571619       36,222.00       36,222.00      9.99                        317.61      0.500      0.003
 697574619      221,131.00      221,131.00      6.75  6LIBOR   10/1/2007   1243.86      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697537619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697541619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697545619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697548619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697552619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697553619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697562619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697564619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697570619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697571619             0                                                                                   1
 697574619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697575619       55,283.00       55,283.00       9.5                        464.85      0.500      0.003



 697578619      131,960.00      131,960.00       6.2  6LIBOR   10/1/2007    808.22      0.500      0.003



 697579619      244,800.00      244,800.00      6.25  6LIBOR   10/1/2007      1275      0.500      0.003



 697582619      273,600.00      273,600.00       6.9  6LIBOR   10/1/2007    1573.2      0.500      0.003



 697585619      123,200.00      123,200.00      6.35  6LIBOR   10/1/2007    651.93      0.500      0.003



 697591619      129,600.00      129,600.00       6.3  6LIBOR   10/1/2007     680.4      0.500      0.003



 697593619      138,392.00      138,392.00      6.55  6LIBOR   10/1/2007    879.29      0.500      0.003



 697598619      196,800.00      196,800.00      6.25  6LIBOR   10/1/2008      1025      0.500      0.003



 697600619      470,000.00      470,000.00      6.35  6LIBOR   10/1/2007   2487.08      0.500      0.003



 697602619      117,500.00      117,500.00       9.9                       1022.48      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697575619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697578619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697579619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697582619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697585619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697591619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697593619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697598619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697600619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697602619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697603619      225,280.00      225,280.00      6.45  6LIBOR   10/1/2007   1210.88      0.500      0.003



 697607619       81,600.00       81,600.00      6.25  6LIBOR   11/1/2007    502.43      0.500      0.003



 697617619      140,400.00      140,400.00       6.3  6LIBOR   10/1/2007    869.04      0.500      0.003



 697619619      246,500.00      246,500.00       7.6  6LIBOR   10/1/2007   1561.17      0.500      0.003



 697622619      148,000.00      148,000.00       6.5  6LIBOR   10/1/2007    801.67      0.500      0.003



 697623619       37,000.00       37,000.00      9.25                        304.39      0.500      0.003



 697635619      101,520.00      101,520.00      6.95  6LIBOR   10/1/2007    587.97      0.500      0.003



 697658619      220,050.00      220,050.00      9.95  6LIBOR   10/1/2007   1922.98      0.500      0.003
 697661619      120,800.00      120,800.00       7.1  6LIBOR   10/1/2007    714.73      0.500      0.003



 697662619       30,200.00       30,200.00       9.5                        253.94      0.500      0.003



 697668619      116,000.00      116,000.00      6.95  6LIBOR   10/1/2007    671.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697603619             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697607619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697617619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697619619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697622619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697623619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697635619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697658619             0                                                                                   1
 697661619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697662619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697668619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697673619      204,000.00      204,000.00      6.95  6LIBOR   10/1/2007    1181.5      0.500      0.003



 697674619       51,000.00       51,000.00     10.15                        453.23      0.500      0.003
 697675619      148,000.00      148,000.00      6.25  6LIBOR   10/1/2007    770.83      0.500      0.003



 697677619       37,000.00       37,000.00       9.5                        311.12      0.500      0.003
 697690619      115,200.00      115,200.00      7.75  6LIBOR   10/1/2007       744      0.500      0.003



 697692619      163,200.00      163,200.00       6.4  6LIBOR   10/1/2007     870.4      0.500      0.003



 697713619      424,000.00      424,000.00      7.25  6LIBOR   10/1/2007   2561.67      0.500      0.003



 697716619      106,000.00      106,000.00      9.49                        890.54      0.500      0.003



 697725619      132,000.00      132,000.00      7.85  6LIBOR   10/1/2007     863.5      0.500      0.003



 697726619      169,000.00      169,000.00       6.5  6LIBOR   10/1/2007    1068.2      0.500      0.003



 697729619       55,000.00       55,000.00      7.25  6LIBOR   10/1/2007     375.2      0.500      0.003



 697738619      375,000.00      375,000.00       9.9  6LIBOR   10/1/2007   3093.75      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697673619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697674619             0                                                                                   1
 697675619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697677619             0                                                                                   1
 697690619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697692619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697713619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697716619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697725619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697726619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697729619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697738619             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697753619      146,500.00      146,500.00      7.75                        946.15      0.500      0.003



 697759619      162,400.00      162,400.00       7.5  6LIBOR   11/1/2007      1015      0.500      0.003



 697767619      202,888.00      202,888.00      7.99  6LIBOR   10/1/2007    1350.9      0.500      0.003



 697772619      140,000.00      140,000.00       6.6  6LIBOR   11/1/2007    894.13      0.500      0.003



 697784619      170,400.00      170,400.00      6.95  6LIBOR   10/1/2007     986.9      0.500      0.003



 697785619       42,600.00       42,600.00      9.99                        373.54      0.500      0.003



 697786619      156,000.00      156,000.00       6.5  6LIBOR   10/1/2007       845      0.500      0.003



 697789619       39,000.00       39,000.00       9.5                        327.94      0.500      0.003



 697794619      200,000.00      200,000.00       6.8  6LIBOR   11/1/2007   1133.33      0.500      0.003



 697834619      153,920.00      153,920.00       6.7  6LIBOR   11/1/2007    859.39      0.500      0.003



 697836619       38,480.00       38,480.00      9.99                        337.41      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697753619            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697759619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697767619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697772619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697784619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697785619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697786619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697789619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697794619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697834619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697836619             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
 697845619      189,000.00      189,000.00      7.95  6LIBOR   11/1/2007   1380.24      0.500      0.003



 697846619      109,509.00      109,509.00       6.6  6LIBOR   11/1/2007    699.39      0.500      0.003



 697855619      205,600.00      205,600.00      7.75  6LIBOR   11/1/2007   1327.83      0.500      0.003



 697856619       51,400.00       51,400.00     10.99                        489.11      0.500      0.003
 697868619      169,600.00      169,600.00       6.7  6LIBOR   11/1/2007    1094.4      0.500      0.003



 697878619      170,028.00      170,028.00      7.85  6LIBOR   11/1/2007   1112.27      0.500      0.003



 697881619       42,508.00       42,508.00      9.99                        372.73      0.500      0.003
 697920619      133,600.00      133,600.00      6.95  6LIBOR   11/1/2007    773.77      0.500      0.003



 697968619      258,300.00      258,300.00      7.99  6LIBOR   11/1/2007   1893.52      0.500      0.003



1587352913      274,084.00      274,084.00      6.75  6LIBOR    8/1/2007   1541.72      0.500      0.003



1588200913      360,000.00      360,000.00     6.375  6LIBOR    7/1/2007    1912.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
 697845619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697846619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697855619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697856619             0                                                                                   1
 697868619            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697878619            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697881619             0                                                                                   1
 697920619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
 697968619            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1587352913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588200913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1588216913      243,040.00      243,040.00         7  6LIBOR    8/1/2007   1417.73      0.500      0.003



1588343913      361,000.00      360,712.74      7.15  6LIBOR    8/1/2007   2438.22      0.500      0.003



1588476913      281,550.00      281,550.00       6.5  6LIBOR    8/1/2007   1525.06      0.500      0.003



1588477913       70,440.00       70,440.00       9.9                        612.97      0.500      0.003



1588555913      404,000.00      403,648.74       6.7  6LIBOR    8/1/2008   2606.93      0.500      0.003



1588583913      152,000.00      152,000.00     6.875  6LIBOR    9/1/2007    870.83      0.500      0.003



1588616913      340,000.00      340,000.00      6.35  6LIBOR    8/1/2008   1799.17      0.500      0.003



1588617913       60,000.00       59,951.57     10.45                        546.61      0.500      0.003



1588637913      312,000.00      312,000.00      6.95  6LIBOR    7/1/2008      1807      0.500      0.003



1588685913      208,000.00      208,000.00       6.3  6LIBOR    8/1/2008      1092      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1588216913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588343913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588476913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588477913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588555913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588583913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588616913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588617913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588637913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588685913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1588706913      208,250.00      208,250.00      6.15  6LIBOR    7/1/2008   1067.28      0.500      0.003



1588707913      412,200.00      411,586.25       7.5  6LIBOR    8/1/2007   2882.17      0.500      0.003



1588721913      100,000.00       99,879.73      10.5                        914.74      0.500      0.003



1588735913       45,750.00       45,750.00      9.05                        369.77      0.500      0.003



1588752913      465,800.00      465,800.00      6.75  6LIBOR    8/1/2007   2620.13      0.500      0.003



1588758913      199,500.00      199,348.95       7.4  6LIBOR    8/1/2008    1381.3      0.500      0.003



1588770913      187,500.00      187,500.00         7  6LIBOR    8/1/2008   1093.75      0.500      0.003



1588789913      365,000.00      364,298.82       6.2                       2235.52      0.500      0.003



1588805913      840,000.00      840,000.00      6.65                          4655      0.500      0.003



1588843913      270,000.00      269,755.91       6.5  6LIBOR    8/1/2007   1706.59      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1588706913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588707913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588721913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588735913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588752913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588758913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588770913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588789913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588805913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588843913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1588864913      179,000.00      178,999.17         7  6LIBOR    8/1/2008   1044.17      0.500      0.003



1588872913      364,000.00      364,000.00       6.5  6LIBOR    8/1/2008   1971.67      0.500      0.003



1588895913      115,000.00      115,000.00      6.25  6LIBOR    8/1/2008    598.96      0.500      0.003



1588911913      500,000.00      499,547.98       6.5  6LIBOR    8/1/2008   3160.35      0.500      0.003



1588914913      560,000.00      560,000.00       7.5  6LIBOR    8/1/2007      3500      0.500      0.003



1588916913      509,915.00      509,915.00      6.25  6LIBOR    8/1/2008   2655.81      0.500      0.003



1588919913      288,000.00      288,000.00      6.75  6LIBOR    8/1/2007      1620      0.500      0.003



1588921913       72,000.00       71,968.08      9.99                        631.32      0.500      0.003



1588924913      531,250.00      531,250.00       6.5  6LIBOR    8/1/2007    2877.6      0.500      0.003



1588925913      496,679.00      496,679.00       6.5  6LIBOR   10/1/2007   2690.34      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1588864913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588872913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588895913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588911913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588914913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588916913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588919913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588921913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588924913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588925913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1588927913       87,649.00       87,649.00      9.99                        768.54      0.500      0.003



1588950913      207,500.00      207,500.00      6.25  6LIBOR    8/1/2007   1080.73      0.500      0.003



1588953913      624,750.00      624,750.00      6.99  6LIBOR    8/1/2007   3639.17      0.500      0.003



1588954913      110,250.00      110,201.12      9.99                        966.71      0.500      0.003



1588966913      415,000.00      414,500.00       6.5  6LIBOR    8/1/2007   2247.92      0.500      0.003



1588979913      401,400.00      401,400.00       6.3  6LIBOR    9/1/2008   2107.35      0.500      0.003



1588987913      252,800.00      252,800.00      6.75  6LIBOR    9/1/2007      1422      0.500      0.003



1588988913      200,000.00      200,000.00       6.2  6LIBOR    8/1/2007   1033.33      0.500      0.003



1588989913       63,200.00       63,200.00      9.99                        554.16      0.500      0.003



1588999913      354,920.00      354,920.00       6.5  6LIBOR    9/1/2007   1922.48      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1588927913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588950913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588953913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588954913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588966913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588979913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588987913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588988913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588989913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1588999913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589012913      238,400.00      238,400.00      6.25  6LIBOR    8/1/2007   1241.67      0.500      0.003



1589059913      187,920.00      187,920.00      6.99  6LIBOR    9/1/2007   1094.63      0.500      0.003



1589080913      264,000.00      264,000.00      6.35  6LIBOR    8/1/2007      1397      0.500      0.003



1589081913      297,500.00      297,295.25     7.875  6LIBOR    8/1/2007   2157.09      0.500      0.003



1589082913      472,750.00      472,750.00      6.37  6LIBOR    8/1/2007   2509.51      0.500      0.003



1589092913      504,000.00      504,000.00     7.675  6LIBOR    9/1/2007    3223.5      0.500      0.003



1589101913      505,750.00      505,750.00     6.375  6LIBOR    8/1/2007    2686.8      0.500      0.003



1589112913       56,500.00       56,474.73      9.95                        493.75      0.500      0.003



1589129913      484,000.00      484,000.00       6.4  6LIBOR    8/1/2007   2581.33      0.500      0.003



1589131913      121,000.00      120,945.89      9.95                        1057.4      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589012913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589059913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589080913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589081913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589082913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589092913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589101913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589112913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589129913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589131913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589135913      340,850.00      340,526.58      6.25  6LIBOR    8/1/2007   2098.68      0.500      0.003



1589137913      210,000.00      210,000.00     7.125                       1246.88      0.500      0.003



1589141913      272,000.00      272,000.00      6.75  6LIBOR    9/1/2007      1530      0.500      0.003



1589144913      276,000.00      276,000.00       6.5  6LIBOR    9/1/2007      1495      0.500      0.003



1589146913      680,000.00      679,998.50      6.45  6LIBOR    8/1/2008      3655      0.500      0.003



1589152913      418,500.00      418,500.00      7.85  6LIBOR    9/1/2007   2737.69      0.500      0.003



1589156913       72,750.00       72,683.97       9.9                        633.07      0.500      0.003



1589161913      300,000.00      300,000.00       6.5  6LIBOR    8/1/2007      1625      0.500      0.003



1589162913       75,000.00       74,966.47      9.95                        655.41      0.500      0.003



1589168913      380,000.00      379,687.90      6.99  6LIBOR    8/1/2007    2525.6      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589135913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589137913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589141913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589144913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589146913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589152913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589156913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589161913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589162913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589168913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589190913      425,000.00      425,000.00       6.6  6LIBOR    8/1/2007    2337.5      0.500      0.003



1589192913      144,000.00      144,000.00      7.65  6LIBOR    9/1/2007   1021.71      0.500      0.003



1589197913      564,000.00      564,000.00       6.4  6LIBOR    9/1/2007      3008      0.500      0.003



1589208913      228,000.00      228,000.00      6.99  6LIBOR    8/1/2007    1328.1      0.500      0.003



1589209913       57,000.00       56,975.05     10.05                        502.33      0.500      0.003



1589213913      510,000.00      510,000.00      6.75  6LIBOR    9/1/2008   2868.75      0.500      0.003



1589214913       90,000.00       89,950.73      8.99                        723.52      0.500      0.003



1589244913      477,000.00      477,000.00       7.3  6LIBOR    8/1/2007   2901.75      0.500      0.003



1589246913      460,000.00      460,000.00       6.5  6LIBOR    8/1/2007   2491.67      0.500      0.003



1589262913      165,500.00      165,500.00      6.99  6LIBOR    9/1/2007    964.04      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589190913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589192913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589197913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589208913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589209913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589213913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589214913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589244913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589246913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589262913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589263913      159,200.00      159,200.00       6.5  6LIBOR    8/1/2007    862.33      0.500      0.003



1589280913      279,000.00      279,000.00      6.99  6LIBOR    8/1/2007   1625.18      0.500      0.003



1589286913      348,000.00      348,000.00       6.5  6LIBOR    8/1/2007      1885      0.500      0.003



1589287913      240,000.00      240,000.00      6.95                       1588.68      0.500      0.003



1589293913       87,000.00       86,961.43      9.99                        762.85      0.500      0.003



1589306913      460,000.00      460,000.00      6.75  6LIBOR    8/1/2007    2587.5      0.500      0.003



1589308913      270,000.00      270,000.00      6.99  6LIBOR    8/1/2007   1572.75      0.500      0.003



1589311913      208,000.00      208,000.00       6.2  6LIBOR    8/1/2008   1074.67      0.500      0.003



1589327913      365,000.00      365,000.00      6.99  6LIBOR    8/1/2007   2126.13      0.500      0.003



1589336913      292,000.00      292,000.00      6.99  6LIBOR    9/1/2007    1700.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589263913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589280913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589286913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589287913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589293913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589306913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589308913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589311913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589327913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589336913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589343913      603,000.00      603,000.00       7.7  6LIBOR    8/1/2007   3869.25      0.500      0.003



1589345913      194,000.00      194,000.00       7.6  6LIBOR    9/1/2007   1228.67      0.500      0.003



1589348913      188,000.00      188,000.00      6.99  6LIBOR    9/1/2008    1095.1      0.500      0.003



1589349913    1,200,000.00    1,198,915.18       6.5  1YRCMT    8/1/2010   7584.82      0.500      0.003



1589350913      310,500.00      310,500.00      7.05  6LIBOR    8/1/2007   1824.19      0.500      0.003



1589364913      403,750.00      403,750.00       6.5  6LIBOR    9/1/2007   2186.98      0.500      0.003



1589366913       71,250.00       71,250.00     10.25                        638.48      0.500      0.003



1589377913      495,500.00      495,500.00       7.6  6LIBOR    8/1/2007   3498.61      0.500      0.003



1589378913      356,000.00      355,662.21      6.25                       2191.96      0.500      0.003



1589379913      209,600.00      209,600.00      6.49  6LIBOR    9/1/2007   1133.59      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589343913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589345913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589348913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589349913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589350913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589364913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589366913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589377913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589378913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589379913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589385913      335,750.00      335,750.00       6.6  6LIBOR    8/1/2007   1846.63      0.500      0.003



1589386913       59,250.00       59,223.78        10                        519.97      0.500      0.003



1589404913      344,000.00      344,000.00     6.625  6LIBOR    9/1/2007   1899.17      0.500      0.003



1589405913       86,000.00       85,961.54      9.95                        751.54      0.500      0.003



1589410913      170,000.00      170,000.00      6.99  6LIBOR    8/1/2008    990.25      0.500      0.003



1589411913       30,000.00       29,973.33        10                        263.28      0.500      0.003



1589412913      556,000.00      556,000.00       6.5  6LIBOR    9/1/2007   3011.67      0.500      0.003



1589423913      248,000.00      248,000.00      7.75  6LIBOR    8/1/2007   1601.67      0.500      0.003



1589425913      238,000.00      238,000.00      6.45  1YRCMT    8/1/2010   1279.25      0.500      0.003



1589427913      361,250.00      361,249.65      6.85  6LIBOR    8/1/2007   2062.14      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589385913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589386913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589404913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589405913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589410913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589411913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589412913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589423913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589425913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589427913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589428913       63,750.00       63,679.94      8.99                        512.49      0.500      0.003



1589433913      456,000.00      456,000.00     6.375  6LIBOR    8/1/2007    2422.5      0.500      0.003



1589437913      252,000.00      252,000.00      6.75  6LIBOR    8/1/2007    1417.5      0.500      0.003



1589452913      504,000.00      504,000.00      6.35  6LIBOR    8/1/2007      2667      0.500      0.003



1589453913      126,000.00      125,945.43      10.1                       1115.07      0.500      0.003



1589456913      387,000.00      387,000.00      6.65  6LIBOR    9/1/2007   2144.63      0.500      0.003



1589457913       21,500.00       21,500.00      9.99                        188.52      0.500      0.003



1589468913      205,600.00      205,600.00      6.75  6LIBOR    8/1/2007    1156.5      0.500      0.003



1589470913      558,000.00      558,000.00      6.95  6LIBOR    9/1/2007   3231.75      0.500      0.003



1589473913       85,350.00       85,350.00     10.25                        764.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589428913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589433913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589437913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589452913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589453913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589456913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589457913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589468913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589470913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589473913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589491913      299,000.00      299,000.00      7.15  6LIBOR    9/1/2007   1781.54      0.500      0.003



1589496913      182,252.00      182,252.00      6.25  6LIBOR    8/1/2007    949.23      0.500      0.003



1589522913      324,000.00      324,000.00      6.75  6LIBOR    9/1/2007    1822.5      0.500      0.003



1589534913      301,750.00      301,750.00      6.75  6LIBOR    9/1/2007   1697.34      0.500      0.003



1589545913      360,000.00      360,000.00       6.6  6LIBOR    9/1/2007      1980      0.500      0.003



1589547913      309,825.00      309,825.00      6.75  6LIBOR   10/1/2007   1742.77      0.500      0.003



1589552913      485,600.00      485,600.00       6.5  6LIBOR    8/1/2007   2630.33      0.500      0.003



1589559913      232,500.00      232,500.00      8.75  6LIBOR    9/1/2007   1695.31      0.500      0.003



1589560913      500,000.00      500,000.00      6.99  6LIBOR    9/1/2007    2912.5      0.500      0.003



1589561913      447,200.00      447,200.00       6.5  6LIBOR    8/1/2007   2422.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589491913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589496913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589522913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589534913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589545913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589547913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589552913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589559913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589560913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589561913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589562913      111,800.00      111,753.11     10.25                       1001.85      0.500      0.003



1589567913      292,000.00      292,000.00     6.375                       1551.25      0.500      0.003



1589580913      240,000.00      240,000.00       7.8  6LIBOR    9/1/2007   1727.69      0.500      0.003



1589581913      290,500.00      290,500.00      7.45  6LIBOR    9/1/2007   1803.52      0.500      0.003



1589585913      272,000.00      272,000.00       6.5  6LIBOR    9/1/2008   1473.33      0.500      0.003



1589589913      441,600.00      441,600.00      6.75  6LIBOR    9/1/2007      2484      0.500      0.003



1589590913      249,600.00      249,600.00      6.35  6LIBOR   10/1/2007    1320.8      0.500      0.003



1589592913      110,400.00      110,400.00     10.25                         989.3      0.500      0.003



1589597913      256,000.00      256,000.00       6.5                        1618.1      0.500      0.003



1589599913      373,500.00      373,500.00       6.5  6LIBOR    9/1/2007   2023.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589562913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589567913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589580913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589581913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589585913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589589913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589590913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589592913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589597913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589599913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589611913      276,000.00      276,000.00      6.35  6LIBOR    9/1/2007    1460.5      0.500      0.003



1589621913      524,000.00      524,000.00     7.375                       3619.14      0.500      0.003



1589625913      317,000.00      317,000.00      7.55  6LIBOR    9/1/2007   1994.46      0.500      0.003



1589629913      650,000.00      650,000.00       6.5  6LIBOR    9/1/2007   3520.83      0.500      0.003



1589635913      408,000.00      408,000.00      6.99  6LIBOR    9/1/2007    2376.6      0.500      0.003



1589640913      241,600.00      241,600.00       7.5  6LIBOR    9/1/2007      1510      0.500      0.003



1589643913      360,000.00      360,000.00      6.85  6LIBOR    9/1/2007      2055      0.500      0.003



1589648913      228,750.00      228,750.00      7.75  6LIBOR    9/1/2007   1477.34      0.500      0.003



1589649913      284,750.00      284,731.19       7.3  6LIBOR    9/1/2007   1732.23      0.500      0.003



1589652913      252,000.00      252,000.00      7.35  6LIBOR    9/1/2008   1736.21      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589611913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589621913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589625913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589629913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589635913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589640913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589643913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589648913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589649913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589652913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589657913      160,000.00      160,000.00       6.9  6LIBOR    9/1/2007       920      0.500      0.003



1589659913       40,000.00       40,000.00     10.05                        352.51      0.500      0.003



1589677913      750,000.00      750,000.00      6.99  6LIBOR    9/1/2008   4368.75      0.500      0.003



1589679913      192,000.00      192,000.00     7.375  6LIBOR    9/1/2007      1180      0.500      0.003



1589684913      436,000.00      436,000.00       6.5  6LIBOR    9/1/2007   2361.67      0.500      0.003



1589685913      539,750.00      539,750.00      6.45  6LIBOR    9/1/2007   2901.16      0.500      0.003



1589686913       95,250.00       95,250.00      9.95                        832.37      0.500      0.003



1589688913      195,000.00      194,889.38      8.55                       1389.38      0.500      0.003



1589692913      388,000.00      388,000.00      6.75  6LIBOR    9/1/2007    2182.5      0.500      0.003



1589694913      616,250.00      616,250.00      6.99  6LIBOR    9/1/2007   3589.66      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589657913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589659913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589677913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589679913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589684913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589685913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589686913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589688913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589692913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589694913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589695913      362,400.00      362,400.00      7.25  6LIBOR    9/1/2007    2189.5      0.500      0.003



1589698913      647,100.00      647,100.00      6.99  6LIBOR    9/1/2007   3769.36      0.500      0.003



1589699913      424,000.00      424,000.00      6.75  6LIBOR   10/1/2007      2385      0.500      0.003



1589701913      349,600.00      349,600.00       6.5  6LIBOR   10/1/2007   1893.67      0.500      0.003



1589705913      301,500.00      301,500.00      7.25  6LIBOR    9/1/2007   1821.56      0.500      0.003



1589706913      552,500.00      552,500.00     6.625  6LIBOR    9/1/2007   3050.26      0.500      0.003



1589719913      423,000.00      423,000.00       6.5  6LIBOR    9/1/2007   2291.25      0.500      0.003



1589720913       47,000.00       46,979.16      9.99                        412.12      0.500      0.003



1589721913      450,000.00      450,000.00     6.825  6LIBOR    9/1/2007   2559.38      0.500      0.003



1589723913      355,000.00      355,000.00      6.85  6LIBOR   10/1/2007   2026.46      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589695913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589698913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589699913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589701913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589705913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589706913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589719913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589720913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589721913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589723913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589724913      467,500.00      467,500.00      7.25  6LIBOR    9/1/2007   2824.48      0.500      0.003



1589726913      524,000.00      524,000.00       6.5  6LIBOR    9/1/2007   2838.33      0.500      0.003



1589727913      230,000.00      229,786.97     6.375                       1434.91      0.500      0.003



1589732913      442,000.00      442,000.00     6.875  6LIBOR    9/1/2007   2532.29      0.500      0.003



1589733913       78,000.00       77,957.30      8.99                        627.05      0.500      0.003



1589734913      333,000.00      333,000.00      6.75  6LIBOR    9/1/2007   1873.13      0.500      0.003



1589745913      251,600.00      251,600.00       9.5  6LIBOR    9/1/2007   1991.83      0.500      0.003
1589746913      585,650.00      585,650.00      6.45  6LIBOR    9/1/2007   3147.87      0.500      0.003



1589747913      103,350.00      103,350.00      9.99                        906.21      0.500      0.003



1589748913      241,500.00      241,500.00      7.75  6LIBOR    9/1/2007   1559.69      0.500      0.003



1589754913      637,500.00      637,500.00       7.5  6LIBOR    9/1/2007   3984.38      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589724913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589726913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589727913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589732913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589733913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589734913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589745913             0                                                                                   1
1589746913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589747913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589748913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589754913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589763913      373,150.00      373,150.00      7.25  6LIBOR    9/1/2007   2254.45      0.500      0.003



1589765913      488,000.00      488,000.00      6.75  6LIBOR    9/1/2007      2745      0.500      0.003



1589770913      520,000.00      520,000.00      6.25  6LIBOR   10/1/2007   2708.33      0.500      0.003



1589771913      276,000.00      276,000.00     6.875  6LIBOR    9/1/2007   1581.25      0.500      0.003



1589772913       69,000.00       68,969.15      9.95                        602.98      0.500      0.003



1589776913      420,750.00      420,750.00      6.65  6LIBOR    9/1/2007   2331.66      0.500      0.003



1589777913      306,000.00      306,000.00      7.25  6LIBOR    9/1/2007   1848.75      0.500      0.003



1589780913      222,400.00      222,400.00       6.5  6LIBOR    9/1/2007   1204.67      0.500      0.003



1589782913       55,600.00       55,576.68     10.25                        498.24      0.500      0.003



1589784913      389,600.00      389,600.00      6.25  6LIBOR    9/1/2007   2029.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589763913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589765913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589770913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589771913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589772913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589776913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589777913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589780913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589782913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589784913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589793913      468,000.00      468,000.00     7.575  6LIBOR    9/1/2007    3296.4      0.500      0.003



1589794913      273,600.00      273,600.00      6.45  6LIBOR   10/1/2007    1470.6      0.500      0.003



1589796913      219,200.00      219,200.00       6.5                       1187.33      0.500      0.003



1589797913      369,000.00      369,000.00      7.25  6LIBOR    9/1/2007   2229.38      0.500      0.003



1589798913       27,400.00       27,400.00       9.5                         230.4      0.500      0.003



1589799913      176,000.00      176,000.00      8.99  6LIBOR   10/1/2007   1414.87      0.500      0.003



1589800913      195,200.00      195,036.00     6.875  6LIBOR    9/1/2007   1282.33      0.500      0.003



1589806913      311,200.00      311,200.00      7.35  6LIBOR    9/1/2007    1906.1      0.500      0.003



1589808913      300,000.00      300,000.00     7.875                       1968.75      0.500      0.003



1589811913      305,150.00      305,150.00      6.75  6LIBOR    9/1/2007   1716.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589793913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589794913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589796913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589797913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589798913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589799913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589800913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589806913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589808913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589811913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589813913      651,200.00      651,200.00       6.5  6LIBOR    9/1/2007   3527.33      0.500      0.003



1589814913      162,800.00      162,800.00      9.99                       1427.49      0.500      0.003



1589815913      385,000.00      385,000.00     6.625  6LIBOR    9/1/2007   2125.52      0.500      0.003



1589816913      468,000.00      468,000.00       6.5  6LIBOR    9/1/2007      2535      0.500      0.003



1589824913      392,000.00      392,000.00      6.99  6LIBOR    9/1/2007    2283.4      0.500      0.003



1589828913      303,200.00      303,200.00      6.85  6LIBOR    9/1/2007   1730.77      0.500      0.003



1589831913      258,400.00      258,400.00      7.25  6LIBOR    9/1/2007   1561.17      0.500      0.003



1589834913      239,900.00      239,900.00       7.5  6LIBOR    9/1/2007   1499.38      0.500      0.003



1589845913      224,000.00      224,000.00      6.95  6LIBOR    9/1/2007   1297.33      0.500      0.003



1589850913      351,500.00      351,500.00       7.5  6LIBOR    9/1/2007   2196.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589813913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589814913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589815913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589816913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589824913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589828913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589831913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589834913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589845913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589850913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589853913      293,600.00      293,600.00       6.6  6LIBOR    9/1/2008    1614.8      0.500      0.003



1589855913       73,400.00       73,367.46      9.99                         643.6      0.500      0.003



1589858913      550,000.00      550,000.00      6.45  6LIBOR    9/1/2007   3458.31      0.500      0.003



1589859913      100,000.00      100,000.00      9.99                        876.84      0.500      0.003



1589866913       77,000.00       77,000.00      7.75  6LIBOR    9/1/2007    497.29      0.500      0.003



1589869913      356,000.00      356,000.00       6.4  6LIBOR    9/1/2007   1898.67      0.500      0.003



1589882913      222,400.00      222,400.00      6.85  6LIBOR    9/1/2007   1269.53      0.500      0.003



1589884913      216,000.00      216,000.00      6.99  6LIBOR    9/1/2007    1258.2      0.500      0.003



1589887913       54,000.00       54,000.00      9.99                        473.49      0.500      0.003



1589888913      344,000.00      344,000.00       6.7  6LIBOR    9/1/2008   1920.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589853913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589855913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589858913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589859913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589866913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589869913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589882913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589884913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589887913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589888913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589889913       86,000.00       85,957.61      9.49                        722.51      0.500      0.003



1589890913      368,000.00      368,000.00       6.5  6LIBOR    9/1/2007   1993.33      0.500      0.003



1589891913       92,000.00       92,000.00      9.49                        772.92      0.500      0.003



1589893913      301,500.00      301,500.00      6.75  6LIBOR   10/1/2007   1695.94      0.500      0.003



1589899913      418,200.00      418,200.00      6.85  6LIBOR    9/1/2007   2387.23      0.500      0.003



1589900913       73,800.00       73,800.00      9.95                        644.93      0.500      0.003



1589902913      400,000.00      400,000.00      8.25  6LIBOR    9/1/2007   3005.07      0.500      0.003



1589920913      236,000.00      236,000.00       6.5                       1759.56      0.500      0.003



1589922913      159,020.00      159,020.00      6.55  6LIBOR    9/1/2007   1010.35      0.500      0.003



1589934913      348,500.00      348,500.00      6.45                       1873.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589889913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589890913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589891913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589893913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589899913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589900913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589902913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589920913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589922913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589934913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589937913      301,500.00      301,500.00      7.35  6LIBOR    9/1/2007   1846.69      0.500      0.003



1589938913       33,500.00       33,500.00     10.15                        297.71      0.500      0.003



1589939913      341,100.00      341,100.00       7.5  1YRCMT   10/1/2010   2131.88      0.500      0.003



1589941913      175,000.00      175,000.00       7.4  6LIBOR    9/1/2007   1079.17      0.500      0.003



1589945913      315,000.00      315,000.00     6.375  6LIBOR    9/1/2007   1673.44      0.500      0.003



1589947913      224,000.00      224,000.00      7.25                       1528.08      0.500      0.003



1589952913      204,000.00      204,000.00      6.99  6LIBOR    9/1/2007    1188.3      0.500      0.003



1589953913       51,000.00       51,000.00      9.99                        447.19      0.500      0.003



1589954913      363,948.00      363,948.00      6.99  6LIBOR    9/1/2007      2120      0.500      0.003



1589957913      164,000.00      164,000.00      8.95  6LIBOR    9/1/2007   1223.17      0.500      0.003
1589962913      184,012.00      184,012.00      6.85  6LIBOR    9/1/2007   1205.76      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589937913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589938913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589939913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589941913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589945913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589947913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589952913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589953913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589954913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589957913             0                                                                                   1
1589962913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1589968913      318,000.00      318,000.00      6.99  6LIBOR   10/1/2007   2113.53      0.500      0.003



1589969913      318,665.00      318,665.00      6.65  6LIBOR    9/1/2007   1765.94      0.500      0.003



1589970913       56,235.00       56,235.00      10.2                        501.84      0.500      0.003



1589972913      254,400.00      254,400.00      6.46  6LIBOR   10/1/2007    1601.3      0.500      0.003



1589974913      287,550.00      287,550.00      7.75  6LIBOR    9/1/2007   1857.09      0.500      0.003



1589978913      390,000.00      390,000.00      6.99  6LIBOR   10/1/2007   2271.75      0.500      0.003
1589981913      250,000.00      250,000.00      6.65                       1385.42      0.500      0.003



1589985913      204,000.00      204,000.00      6.75  6LIBOR    9/1/2007    1147.5      0.500      0.003



1589988913      449,650.00      449,650.00       6.8  6LIBOR    9/1/2007   2548.02      0.500      0.003



1589989913       79,350.00       79,350.00      9.99                        695.77      0.500      0.003



1590010913      244,000.00      244,000.00      6.99  6LIBOR    9/1/2007    1421.3      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1589968913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589969913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589970913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589972913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589974913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589978913             0                                                                                   2
1589981913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589985913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589988913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1589989913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590010913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590018913      343,920.00      343,920.00      7.25  6LIBOR    9/1/2007   2077.85      0.500      0.003



1590025913      409,000.00      409,000.00     6.375  6LIBOR    9/1/2007   2172.81      0.500      0.003



1590027913      294,400.00      294,400.00       7.6  6LIBOR    9/1/2007   1864.53      0.500      0.003



1590028913      258,400.00      258,400.00       6.5  6LIBOR    9/1/2007   1399.67      0.500      0.003



1590030913       64,600.00       64,600.00     10.25                        578.89      0.500      0.003



1590031913      230,000.00      229,805.82      6.85  6LIBOR    9/1/2007    1507.1      0.500      0.003



1590034913      324,000.00      324,000.00      6.85  6LIBOR    9/1/2007    1849.5      0.500      0.003



1590054913      332,000.00      332,000.00      6.85  6LIBOR    9/1/2007   1895.17      0.500      0.003



1590059913      387,900.00      387,900.00      6.75  6LIBOR   10/1/2007   2181.94      0.500      0.003



1590060913       43,100.00       43,100.00      9.89                        374.74      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590018913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590025913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590027913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590028913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590030913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590031913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590034913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590054913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590059913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590060913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590061913      232,000.00      232,000.00      7.99  6LIBOR    9/1/2007   1544.73      0.500      0.003



1590066913      500,000.00      500,000.00     7.575  6LIBOR    9/1/2007   3521.79      0.500      0.003



1590073913      450,000.00      450,000.00      6.99  6LIBOR    9/1/2007   2990.84      0.500      0.003



1590074913      475,150.00      475,150.00     7.125  6LIBOR    9/1/2007    2821.2      0.500      0.003



1590075913       83,850.00       83,808.75       9.5                        705.06      0.500      0.003



1590076913      239,920.00      239,920.00      6.75  6LIBOR    9/1/2007   1349.55      0.500      0.003



1590077913       59,980.00       59,980.00     10.25                        537.49      0.500      0.003



1590085913       74,000.00       74,000.00      9.99                        648.86      0.500      0.003



1590088913      428,000.00      428,000.00         7  6LIBOR    9/1/2007   2496.67      0.500      0.003



1590090913      416,500.00      416,500.00      6.75  6LIBOR   10/1/2007   2342.81      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590061913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590066913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590073913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590074913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590075913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590076913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590077913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590085913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590088913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590090913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590091913       73,500.00       73,500.00      10.2                        655.91      0.500      0.003



1590096913      497,250.00      497,250.00       6.5  6LIBOR   10/1/2007   2693.44      0.500      0.003



1590097913       87,750.00       87,750.00       9.9                         763.6      0.500      0.003



1590106913      288,150.00      288,150.00      6.75  6LIBOR    9/1/2007   1620.84      0.500      0.003



1590107913       50,850.00       50,850.00     10.25                        455.67      0.500      0.003



1590116913      520,000.00      520,000.00      6.75  6LIBOR   10/1/2007      2925      0.500      0.003



1590118913      348,000.00      348,000.00      6.75  6LIBOR    9/1/2007    1957.5      0.500      0.003



1590119913       87,000.00       87,000.00     10.25                        779.61      0.500      0.003



1590120913      292,000.00      292,000.00       6.9  6LIBOR   10/1/2007      1679      0.500      0.003



1590123913      588,000.00      588,000.00       6.5  6LIBOR   10/1/2007      3185      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590091913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590096913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590097913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590106913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590107913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590116913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590118913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590119913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590120913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590123913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590130913      335,000.00      335,000.00       6.7  6LIBOR    9/1/2007   1870.42      0.500      0.003



1590132913      212,000.00      212,000.00      6.45  6LIBOR   10/1/2007    1139.5      0.500      0.003



1590140913      247,120.00      247,120.00       6.9                       1420.94      0.500      0.003



1590145913      248,000.00      248,000.00      7.39  6LIBOR   10/1/2007   1715.42      0.500      0.003



1590159913      272,000.00      272,000.00       6.7  6LIBOR   10/1/2007   1518.67      0.500      0.003



1590161913       48,000.00       48,000.00      10.2                        428.35      0.500      0.003



1590162913      263,200.00      263,200.00       6.5  6LIBOR    9/1/2007   1425.67      0.500      0.003



1590166913      261,000.00      261,000.00      6.76  6LIBOR   10/1/2007    1470.3      0.500      0.003



1590167913       29,000.00       29,000.00       9.5                        243.85      0.500      0.003



1590168913      471,750.00      471,750.00      6.45  6LIBOR   10/1/2007   2535.66      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590130913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590132913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590140913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590145913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590159913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590161913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590162913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590166913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590167913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590168913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590171913       83,250.00       83,250.00      9.99                        729.97      0.500      0.003



1590172913      477,000.00      477,000.00      6.99  6LIBOR   10/1/2007   2778.53      0.500      0.003



1590174913      418,000.00      418,000.00       7.3  6LIBOR   10/1/2007   2542.83      0.500      0.003



1590175913      336,000.00      336,000.00      6.25  6LIBOR   10/1/2007      1750      0.500      0.003



1590184913      121,500.00      121,500.00         8  6LIBOR    9/1/2007    891.53      0.500      0.003



1590191913      420,000.00      420,000.00      7.25                        2537.5      0.500      0.003



1590194913      348,000.00      348,000.00     6.375  6LIBOR    9/1/2007   1848.75      0.500      0.003



1590195913       87,000.00       87,000.00      9.95                        760.28      0.500      0.003



1590197913      436,500.00      436,500.00      7.75  6LIBOR   10/1/2007   2819.06      0.500      0.003



1590203913      232,000.00      232,000.00      7.25  6LIBOR   10/1/2007   1401.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590171913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590172913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590174913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590175913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590184913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590191913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590194913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590195913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590197913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590203913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590204913       58,000.00       58,000.00      9.99                        508.57      0.500      0.003



1590206913      328,000.00      328,000.00      7.25  6LIBOR   10/1/2007   1981.67      0.500      0.003



1590215913      400,000.00      400,000.00       6.2  6LIBOR   10/1/2007   2066.67      0.500      0.003



1590230913      369,250.00      369,250.00       6.5  6LIBOR   10/1/2007    2000.1      0.500      0.003



1590232913      342,400.00      342,400.00      6.85  6LIBOR   10/1/2007   1954.53      0.500      0.003



1590235913       85,600.00       85,600.00       9.5                        719.78      0.500      0.003



1590239913      256,000.00      256,000.00      6.99  6LIBOR   10/1/2007    1491.2      0.500      0.003



1590244913      304,000.00      304,000.00       6.4  6LIBOR   10/1/2007   1621.33      0.500      0.003



1590245913       76,000.00       76,000.00      9.25                        625.24      0.500      0.003



1590246913      426,400.00      426,400.00      6.99  6LIBOR   10/1/2007   2483.78      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590204913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590206913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590215913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590230913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590232913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590235913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590239913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590244913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590245913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590246913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590247913      259,250.00      259,250.00       7.1  6LIBOR   10/1/2007    1533.9      0.500      0.003



1590253913      540,000.00      540,000.00       6.4  6LIBOR   10/1/2007      2880      0.500      0.003



1590255913      135,000.00      135,000.00      9.99                       1183.73      0.500      0.003



1590257913      405,650.00      405,650.00       7.5  6LIBOR   10/1/2007   2535.31      0.500      0.003



1590263913      481,600.00      481,600.00       6.3  6LIBOR   10/1/2007    2528.4      0.500      0.003



1590264913      120,400.00      120,400.00      9.99                       1055.71      0.500      0.003



1590266913      305,150.00      305,150.00      6.99  6LIBOR   10/1/2007    1777.5      0.500      0.003



1590267913       53,850.00       53,850.00     10.25                        482.56      0.500      0.003



1590268913      414,400.00      414,400.00       6.5  6LIBOR   10/1/2007   2244.67      0.500      0.003



1590271913      633,250.00      633,250.00     6.625  6LIBOR   10/1/2007   3496.07      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590247913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590253913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590255913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590257913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590263913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590264913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590266913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590267913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590268913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590271913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590279913      306,000.00      306,000.00     6.375  6LIBOR   10/1/2007   1625.63      0.500      0.003



1590282913      166,500.00      166,500.00       7.9  6LIBOR   10/1/2007   1210.14      0.500      0.003



1590283913      568,000.00      568,000.00      6.75  6LIBOR   10/1/2007      3195      0.500      0.003



1590284913      142,000.00      142,000.00      9.99                       1245.11      0.500      0.003



1590289913      444,000.00      444,000.00       6.5  6LIBOR   10/1/2007      2405      0.500      0.003



1590290913      111,000.00      111,000.00       9.5                        933.35      0.500      0.003



1590293913      458,400.00      458,400.00       6.5  6LIBOR   10/1/2007      2483      0.500      0.003



1590294913      114,600.00      114,600.00      9.99                       1004.86      0.500      0.003



1590295913      427,500.00      427,500.00      6.85  6LIBOR   10/1/2008   2440.31      0.500      0.003



1590298913      259,250.00      259,250.00       6.7  6LIBOR   10/1/2008   1447.48      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590279913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590282913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590283913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590284913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590289913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590290913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590293913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590294913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590295913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590298913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590299913       45,750.00       45,750.00     10.15                        406.57      0.500      0.003



1590303913      120,000.00      120,000.00      6.85  6LIBOR   10/1/2007       685      0.500      0.003



1590308913      327,120.00      327,120.00      7.75  6LIBOR   10/1/2007   2112.65      0.500      0.003



1590313913      212,500.00      212,500.00       6.5  1YRCMT   10/1/2010   1151.04      0.500      0.003



1590314913      316,800.00      316,800.00      6.75  6LIBOR   10/1/2007      1782      0.500      0.003



1590316913       79,200.00       79,200.00       9.5                        665.96      0.500      0.003



1590320913      510,000.00      510,000.00     6.875  6LIBOR   10/1/2007   2921.88      0.500      0.003



1590328913      360,000.00      360,000.00      6.39  6LIBOR   10/1/2007      1917      0.500      0.003



1590330913      336,000.00      336,000.00      6.25  6LIBOR   10/1/2007      1750      0.500      0.003



1590332913       84,000.00       84,000.00      9.99                        736.54      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590299913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590303913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590308913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590313913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590314913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590316913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590320913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590328913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590330913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590332913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590337913      810,000.00      810,000.00      6.75  6LIBOR   10/1/2008   4556.25      0.500      0.003



1590340913      206,400.00      206,400.00      6.99  6LIBOR   10/1/2007   1202.28      0.500      0.003



1590341913       51,600.00       51,600.00      9.99                        452.45      0.500      0.003



1590348913      280,000.00      280,000.00      6.99                       1860.97      0.500      0.003



1590350913      300,000.00      300,000.00      6.75  6LIBOR   10/1/2007    1687.5      0.500      0.003



1590351913      320,800.00      320,800.00       8.4  6LIBOR   10/1/2007    2245.6      0.500      0.003



1590358913      255,920.00      255,920.00      6.25  6LIBOR   10/1/2007   1332.92      0.500      0.003



1590359913       63,980.00       63,980.00      9.75                        549.69      0.500      0.003



1590361913      452,000.00      452,000.00      6.25  6LIBOR   10/1/2007   2354.17      0.500      0.003



1590362913      448,000.00      448,000.00      6.75  6LIBOR   10/1/2007      2520      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590337913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590340913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590341913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590348913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590350913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590351913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590358913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590359913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590361913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590362913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage      Original         Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590363913      113,000.00      113,000.00      9.99                        990.83      0.500      0.003



1590364913      112,000.00      112,000.00     10.25                       1003.64      0.500      0.003



1590366913      362,900.00      362,900.00      7.55  6LIBOR   10/1/2007   2283.25      0.500      0.003
1590376913      550,000.00      550,000.00     7.725  6LIBOR   10/1/2007   3540.63      0.500      0.003



1590377913      271,200.00      271,200.00      6.65  6LIBOR   10/1/2007    1502.9      0.500      0.003



1590378913      256,000.00      256,000.00       7.1  6LIBOR   10/1/2007   1514.67      0.500      0.003



1590379913       67,800.00       67,800.00       9.5                         570.1      0.500      0.003



1590380913       64,000.00       64,000.00      10.1                        566.39      0.500      0.003



1590381913      616,250.00      616,250.00      6.25  6LIBOR   10/1/2007   3209.64      0.500      0.003



1590383913       72,500.00       72,500.00      9.99                        635.71      0.500      0.003



1590386913      512,000.00      512,000.00      6.69  6LIBOR   10/1/2007    2854.4      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590363913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590364913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590366913             0                                                                                   2
1590376913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590377913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590378913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590379913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590380913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590381913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590383913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590386913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage      Original         Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590387913      128,000.00      128,000.00       9.5                        1076.3      0.500      0.003



1590389913      461,600.00      461,600.00      6.15  6LIBOR   10/1/2007    2365.7      0.500      0.003



1590390913      115,400.00      115,400.00       9.5                        970.35      0.500      0.003



1590391913      262,650.00      262,650.00       7.3  6LIBOR   10/1/2007   1597.79      0.500      0.003



1590402913      247,500.00      247,500.00      7.55  1YRCMT   11/1/2010   1557.19      0.500      0.003



1590404913      256,000.00      256,000.00      6.25  6LIBOR   10/1/2007   1333.33      0.500      0.003



1590409913      740,000.00      740,000.00      6.25  6LIBOR   10/1/2007   3854.17      0.500      0.003



1590412913      235,000.00      235,000.00      7.25  6LIBOR   10/1/2007   1419.79      0.500      0.003



1590417913      231,875.00      231,875.00      7.99  6LIBOR   10/1/2007    1543.9      0.500      0.003



1590419913      400,500.00      400,500.00      6.85  6LIBOR   10/1/2007   2286.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590387913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590389913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590390913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590391913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590402913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590404913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590409913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590412913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590417913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590419913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage      Original         Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590422913      424,000.00      424,000.00      6.25  6LIBOR   10/1/2007   2208.33      0.500      0.003



1590423913      106,000.00      106,000.00      9.99                        929.45      0.500      0.003



1590426913      443,200.00      443,200.00      6.75  6LIBOR   10/1/2007      2493      0.500      0.003



1590427913      110,800.00      110,800.00      9.99                        971.54      0.500      0.003



1590430913      344,000.00      344,000.00     6.325  6LIBOR   10/1/2007   1813.17      0.500      0.003



1590431913      232,000.00      232,000.00      6.25  6LIBOR   10/1/2007   1208.33      0.500      0.003



1590434913      340,000.00      340,000.00      6.25  6LIBOR   10/1/2007   1770.83      0.500      0.003



1590438913      280,000.00      280,000.00       7.5                       1957.81      0.500      0.003



1590439913      182,000.00      182,000.00     6.725  6LIBOR   10/1/2007   1177.43      0.500      0.003



1590444913      272,000.00      272,000.00       7.2  6LIBOR   10/1/2007      1632      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590422913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590423913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590426913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590427913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590430913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590431913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590434913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590438913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590439913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590444913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage      Original         Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590445913       68,000.00       68,000.00      9.85                        589.23      0.500      0.003



1590446913      260,000.00      260,000.00       7.6  6LIBOR   10/1/2007   1646.67      0.500      0.003



1590453913      679,920.00      679,920.00      6.99  6LIBOR   10/1/2007   3960.53      0.500      0.003



1590454913      169,980.00      169,980.00     10.25                        1523.2      0.500      0.003



1590455913      356,000.00      356,000.00     6.875  6LIBOR   10/1/2007   2039.58      0.500      0.003



1590457913      200,000.00      200,000.00      6.64  6LIBOR   10/1/2007   1106.67      0.500      0.003



1590461913      382,400.00      382,400.00      6.25  6LIBOR   10/1/2007   1991.67      0.500      0.003



1590462913      310,500.00      310,500.00       7.2  6LIBOR   10/1/2007      1863      0.500      0.003



1590463913       95,600.00       95,600.00       9.5                        803.86      0.500      0.003



1590464913       34,500.00       34,500.00      9.75                        296.41      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590445913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590446913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590453913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590454913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590455913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590457913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590461913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590462913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590463913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590464913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590467913      600,000.00      600,000.00      7.25  6LIBOR   10/1/2008      3625      0.500      0.003



1590468913      150,000.00      150,000.00      9.99                       1315.25      0.500      0.003



1590469913      337,500.00      337,500.00      8.15  6LIBOR   10/1/2007   2292.19      0.500      0.003



1590471913      160,000.00      160,000.00       6.5  6LIBOR   10/1/2007    866.67      0.500      0.003



1590473913       40,000.00       40,000.00      9.25                        329.08      0.500      0.003



1590476913      201,600.00      201,600.00       7.6  6LIBOR   10/1/2007    1276.8      0.500      0.003



1590477913      280,000.00      280,000.00       6.5  6LIBOR   10/1/2007    1769.8      0.500      0.003



1590478913       70,000.00       70,000.00      9.65                        596.28      0.500      0.003



1590479913      391,000.00      391,000.00       6.8  6LIBOR   10/1/2007   2215.67      0.500      0.003



1590480913      392,000.00      392,000.00     6.625  6LIBOR   10/1/2007   2164.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590467913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590468913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590469913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590471913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590473913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590476913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590477913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590478913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590479913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590480913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590484913      306,000.00      306,000.00      6.55  6LIBOR   10/1/2007   1670.25      0.500      0.003



1590495913      308,000.00      308,000.00     6.625  6LIBOR   10/1/2007   1700.42      0.500      0.003



1590508913      384,000.00      384,000.00      6.25  6LIBOR   11/1/2007      2000      0.500      0.003



1590509913      576,000.00      576,000.00       7.5  6LIBOR   10/1/2007      3600      0.500      0.003



1590510913       96,000.00       96,000.00      9.25                        789.77      0.500      0.003



1590511913      223,200.00      223,200.00     6.625  6LIBOR   10/1/2007   1232.25      0.500      0.003



1590532913      235,200.00      235,200.00      6.75  6LIBOR   10/1/2007   1525.51      0.500      0.003



1590536913      474,192.00      474,192.00       7.4  6LIBOR   10/1/2007   2924.18      0.500      0.003



1590541913      256,000.00      256,000.00      6.65  6LIBOR   10/1/2007   1418.67      0.500      0.003



1590543913      361,250.00      361,250.00      6.75  6LIBOR   10/1/2007   2032.03      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590484913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590495913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590508913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590509913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590510913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590511913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590532913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590536913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590541913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590543913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590544913       63,750.00       63,750.00       9.5                        536.05      0.500      0.003



1590545913      180,000.00      180,000.00       7.4  6LIBOR   10/1/2007   1246.29      0.500      0.003



1590562913      506,400.00      506,400.00      6.75  6LIBOR   10/1/2008    2848.5      0.500      0.003



1590564913      135,000.00      135,000.00      9.99                       1183.73      0.500      0.003



1590579913      314,415.00      314,415.00      6.74  6LIBOR   10/1/2007   1765.96      0.500      0.003



1590581913       55,485.00       55,485.00      9.99                        486.52      0.500      0.003



1590585913      360,825.00      360,825.00      6.25  6LIBOR   10/1/2007    1879.3      0.500      0.003



1590587913      304,000.00      304,000.00     6.625  6LIBOR   10/1/2007   1678.33      0.500      0.003



1590588913       76,000.00       76,000.00       9.5                        639.05      0.500      0.003



1590589913      292,800.00      292,800.00      6.85  6LIBOR   10/1/2007    1671.4      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590544913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590545913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590562913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590564913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590579913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590581913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590585913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590587913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590588913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590589913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590590913       73,200.00       73,200.00      9.75                        628.91      0.500      0.003



1590591913      316,000.00      316,000.00      6.99  6LIBOR   10/1/2007    1840.7      0.500      0.003



1590592913       79,000.00       79,000.00      9.99                         692.7      0.500      0.003



1590598913      381,650.00      381,650.00      7.25  6LIBOR   10/1/2007   2603.53      0.500      0.003



1590601913      316,000.00      316,000.00      6.25  6LIBOR   11/1/2007   1645.83      0.500      0.003



1590602913       79,000.00       79,000.00       9.5                        664.28      0.500      0.003



1590603913      488,000.00      488,000.00     6.875  6LIBOR   10/1/2007   2795.83      0.500      0.003



1590608913      207,200.00      207,200.00       6.5  6LIBOR   10/1/2007   1122.33      0.500      0.003



1590622913      260,950.00      260,950.00      6.75  6LIBOR   10/1/2007   1467.84      0.500      0.003



1590623913       46,050.00       46,050.00      9.75                        395.65      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590590913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590591913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590592913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590598913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590601913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590602913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590603913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590608913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590622913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590623913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590624913      268,000.00      268,000.00      6.65  6LIBOR   10/1/2007   1485.17      0.500      0.003



1590629913      185,000.00      185,000.00       6.5  6LIBOR   10/1/2007   1002.08      0.500      0.003



1590636913      274,500.00      274,500.00       6.4  6LIBOR   10/1/2008      1464      0.500      0.003



1590639913      380,000.00      380,000.00     6.625  6LIBOR   10/1/2007   2097.92      0.500      0.003



1590640913       95,000.00       95,000.00      9.25                        781.55      0.500      0.003



1590643913       65,000.00       65,000.00      9.99                        569.95      0.500      0.003



1590646913      272,000.00      272,000.00       6.7  6LIBOR   10/1/2007   1518.67      0.500      0.003



1590647913       68,000.00       68,000.00      9.65                        579.24      0.500      0.003



1590651913      272,000.00      272,000.00      6.25  6LIBOR   10/1/2007   1416.67      0.500      0.003



1590659913      175,000.00      175,000.00      7.35  6LIBOR   10/1/2007   1071.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590624913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590629913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590636913            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590639913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590640913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590643913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590646913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590647913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590651913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590659913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590663913      496,000.00      496,000.00     6.375  6LIBOR   10/1/2007      2635      0.500      0.003



1590665913      434,000.00      434,000.00      6.95                       2872.86      0.500      0.003



1590672913      264,000.00      264,000.00       6.7  6LIBOR   11/1/2007   1703.54      0.500      0.003



1590674913       66,000.00       66,000.00      9.99                        578.71      0.500      0.003



1590675913      423,300.00      423,300.00      6.99  6LIBOR   10/1/2007   2465.72      0.500      0.003



1590676913       74,700.00       74,700.00       9.5                        628.12      0.500      0.003



1590683913      301,750.00      301,750.00       7.6  6LIBOR   10/1/2007   1911.08      0.500      0.003



1590698913       69,980.00       69,980.00      9.49                        587.92      0.500      0.003



1590700913      260,000.00      260,000.00      6.75  6LIBOR   10/1/2007    1462.5      0.500      0.003



1590702913       48,750.00       48,750.00       9.5                        409.92      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590663913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590665913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590672913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590674913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590675913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590676913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590683913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590698913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590700913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590702913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590703913      346,500.00      346,500.00      6.99  6LIBOR   10/1/2007   2302.95      0.500      0.003



1590705913      573,750.00      573,750.00      7.25  6LIBOR   10/1/2007   3466.41      0.500      0.003



1590706913      204,000.00      204,000.00      7.65  6LIBOR   10/1/2007    1300.5      0.500      0.003



1590709913      121,500.00      121,500.00         7                        808.35      0.500      0.003



1590719913      266,400.00      266,400.00       6.5  6LIBOR   11/1/2007      1443      0.500      0.003



1590720913       66,600.00       66,600.00      9.99                        583.98      0.500      0.003



1590723913      328,500.00      328,500.00       6.6  6LIBOR   10/1/2007   1806.75      0.500      0.003



1590727913      443,200.00      443,200.00      6.99  6LIBOR   10/1/2007   2581.64      0.500      0.003



1590731913      183,920.00      183,920.00       6.9  6LIBOR   10/1/2007   1057.54      0.500      0.003



1590732913       45,980.00       45,980.00       9.5                        386.63      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590703913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590705913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590706913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590709913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590719913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590720913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590723913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590727913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590731913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590732913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590735913      172,000.00      172,000.00      6.85  6LIBOR   10/1/2008   1127.05      0.500      0.003



1590742913      423,000.00      423,000.00       7.6  6LIBOR   10/1/2007      2679      0.500      0.003



1590746913      392,000.00      392,000.00      6.55  6LIBOR   10/1/2007   2139.67      0.500      0.003



1590747913      260,000.00      260,000.00       6.9  6LIBOR   10/1/2007      1495      0.500      0.003



1590750913      357,000.00      357,000.00       7.3  6LIBOR   10/1/2007   2171.75      0.500      0.003



1590757913      358,400.00      358,400.00      6.95  6LIBOR   10/1/2007   2075.73      0.500      0.003



1590759913      355,500.00      355,500.00      7.25  6LIBOR   10/1/2007   2147.81      0.500      0.003



1590760913      356,000.00      356,000.00      6.75  6LIBOR   10/1/2007    2002.5      0.500      0.003



1590763913      408,000.00      408,000.00      6.75  6LIBOR   10/1/2007      2295      0.500      0.003



1590765913      184,000.00      184,000.00      6.65  6LIBOR   10/1/2007   1181.22      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590735913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590742913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590746913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590747913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590750913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590757913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590759913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590760913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590763913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590765913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590769913      304,000.00      304,000.00      6.55  6LIBOR   10/1/2007   1659.33      0.500      0.003



1590785913      210,400.00      210,400.00       6.5  6LIBOR   10/1/2007   1139.67      0.500      0.003



1590786913       52,600.00       52,600.00      9.99                        461.22      0.500      0.003



1590787913      440,000.00      440,000.00       6.3  6LIBOR   10/1/2007      2310      0.500      0.003



1590788913      110,000.00      110,000.00      9.99                        964.52      0.500      0.003



1590790913       86,000.00       86,000.00      10.5                        786.68      0.500      0.003



1590791913      476,000.00      476,000.00      6.25  6LIBOR   11/1/2007   2479.17      0.500      0.003



1590792913      119,000.00      119,000.00      9.99                       1043.44      0.500      0.003



1590796913      320,000.00      320,000.00       7.3  6LIBOR   11/1/2007   1946.67      0.500      0.003



1590807913      280,000.00      280,000.00     6.625  6LIBOR   10/1/2007   1545.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590769913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590785913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590786913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590787913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590788913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590790913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590791913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590792913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590796913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590807913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590813913      420,000.00      420,000.00      7.25  6LIBOR   11/1/2007    2537.5      0.500      0.003



1590815913      105,000.00      105,000.00      10.7                        976.22      0.500      0.003



1590822913      281,600.00      281,600.00      6.99  6LIBOR   11/1/2007   1640.32      0.500      0.003



1590827913      105,600.00      105,600.00       9.5                        887.95      0.500      0.003



1590831913      480,000.00      480,000.00       6.3  6LIBOR   10/1/2007      2520      0.500      0.003



1590832913      120,000.00      120,000.00      9.99                        1052.2      0.500      0.003



1590836913      243,200.00      243,200.00         7  6LIBOR   11/1/2007   1418.67      0.500      0.003



1590837913       60,800.00       60,800.00       9.5                        511.24      0.500      0.003



1590841913      559,200.00      559,200.00     6.875  6LIBOR   10/1/2007   3203.75      0.500      0.003



1590842913      139,800.00      139,800.00      9.95                       1221.69      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590813913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590815913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590822913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590827913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590831913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590832913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590836913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590837913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590841913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590842913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590844913      450,000.00      450,000.00      6.45  6LIBOR   10/1/2007   2418.75      0.500      0.003



1590852913      320,000.00      320,000.00      6.99  6LIBOR   10/1/2007   2126.82      0.500      0.003



1590865913      194,400.00      194,400.00      7.15  6LIBOR   10/1/2007    1158.3      0.500      0.003



1590868913      680,000.00      680,000.00       6.5  6LIBOR   11/1/2007   3683.33      0.500      0.003



1590872913      508,000.00      508,000.00       6.5  6LIBOR   11/1/2007   2751.67      0.500      0.003



1590876913      478,400.00      478,400.00      6.99  6LIBOR   10/1/2008   2786.68      0.500      0.003



1590877913      119,600.00      119,600.00      10.5                       1094.03      0.500      0.003



1590878913      490,500.00      490,500.00     7.375  6LIBOR   10/1/2007   3014.53      0.500      0.003



1590884913      222,200.00      222,200.00       7.3  6LIBOR   10/1/2007   1351.72      0.500      0.003



1590894913      270,000.00      270,000.00      6.99  6LIBOR   11/1/2007   1572.75      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590844913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590852913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590865913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590868913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590872913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590876913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590877913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590878913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590884913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590894913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590895913      517,500.00      517,500.00      6.55  6LIBOR   11/1/2007   2824.69      0.500      0.003



1590910913      332,000.00      332,000.00       6.8  6LIBOR   11/1/2007   1881.33      0.500      0.003



1590912913      300,800.00      300,800.00      6.99  6LIBOR   10/1/2007   1752.16      0.500      0.003



1590913913       53,100.00       53,100.00      9.99                         465.6      0.500      0.003



1590920913      308,000.00      308,000.00       6.3  6LIBOR   11/1/2007      1617      0.500      0.003



1590921913       77,000.00       77,000.00      9.99                        675.17      0.500      0.003



1590938913      532,799.00      532,799.00     7.625  6LIBOR   10/1/2008   3385.49      0.500      0.003



1590958913       56,000.00       56,000.00       9.9                        487.31      0.500      0.003



1590968913      404,000.00      404,000.00     7.375  6LIBOR   10/1/2007   2482.92      0.500      0.003



1590995913      495,000.00      495,000.00      7.75                       3546.25      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590895913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590910913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590912913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590913913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590920913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590921913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590938913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590958913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590968913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590995913            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1590997913      481,950.00      481,950.00      6.99  6LIBOR   11/1/2007   2807.36      0.500      0.003



1590998913       85,050.00       85,050.00       9.5                        715.15      0.500      0.003



1591012913      208,000.00      208,000.00      7.35  6LIBOR   11/1/2007      1274      0.500      0.003



1591015913      388,000.00      388,000.00       8.5  6LIBOR   11/1/2007   2748.33      0.500      0.003



1591021913      194,412.00      194,412.00       7.7  6LIBOR   11/1/2007   1247.48      0.500      0.003



1591030913      305,000.00      305,000.00      6.75  6LIBOR   11/1/2007   1715.63      0.500      0.003



1591051913      226,400.00      226,400.00      7.15  6LIBOR   11/1/2007   1348.97      0.500      0.003



1591052913       56,600.00       56,600.00      9.99                        496.29      0.500      0.003



1591090913      332,640.00      332,640.00       7.2  6LIBOR   11/1/2007   1995.84      0.500      0.003



1591111913      408,000.00      408,000.00       8.5  6LIBOR   11/1/2007      2890      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1590997913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1590998913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591012913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591015913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591021913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591030913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591051913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591052913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591090913            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591111913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
1591174913      232,000.00      232,000.00       7.7  6LIBOR   11/1/2007   1488.67      0.500      0.003



1591175913      221,600.00      221,600.00      6.75  6LIBOR   11/1/2007    1437.3      0.500      0.003



1591216913       65,000.00       65,000.00       9.5                        546.56      0.500      0.003



1591225913      444,550.00      444,550.00       6.9  6LIBOR   11/1/2007   2556.16      0.500      0.003



1591243913      338,720.00      338,720.00     7.125  6LIBOR   11/1/2007   2011.15      0.500      0.003



1591265913       79,920.00       79,920.00     8.625  6LIBOR   11/1/2007    621.61      0.500      0.003



1591400913      340,000.00      340,000.00      6.99  6LIBOR   11/1/2007    1980.5      0.500      0.003



1591432913      231,000.00      231,000.00      7.75  6LIBOR   11/1/2007   1491.88      0.500      0.003



2116915112      825,000.00      825,000.00       6.9  6LIBOR    9/1/2007   4743.75      0.500      0.003



2180265114      237,915.00      237,915.00      6.55  6LIBOR    9/1/2008   1298.62      0.500      0.003



2185552112      400,000.00      400,000.00     6.875  6LIBOR    8/1/2008   2291.67      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
1591174913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591175913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591216913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591225913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591243913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591265913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591400913            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
1591432913            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2116915112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2180265114            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2185552112             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2185613112      237,600.00      237,600.00      7.75  6LIBOR    9/1/2008    1534.5      0.500      0.003
2185637112      159,950.00      159,950.00     7.125  6LIBOR    8/1/2007     949.7      0.500      0.003



2185736112      360,000.00      359,706.36     7.025  6LIBOR    8/1/2008   2401.14      0.500      0.003
2185847112      106,400.00      106,299.04      6.25  6LIBOR    8/1/2008    655.13      0.500      0.003



2185866112      402,400.00      402,400.00      6.75  6LIBOR    8/1/2007    2263.5      0.500      0.003



2185867112      100,600.00      100,559.59     10.45                        916.47      0.500      0.003
2185895112      500,000.00      500,000.00      7.25  6LIBOR    9/1/2007   3410.89      0.500      0.003
2185921112      139,840.00      139,607.81      6.95  6LIBOR    8/1/2007    925.67      0.500      0.003



2185941112      306,000.00      306,000.00         8  6LIBOR    9/1/2008   2245.32      0.500      0.003
2185947112      150,000.00      149,943.52     10.75                       1400.23      0.500      0.003
2185958112      288,000.00      288,000.00       6.4  6LIBOR    8/1/2007      1536      0.500      0.003



2185959112       72,000.00       71,942.51      10.5                        658.62      0.500      0.003
2185967112      148,000.00      148,000.00     6.975  6LIBOR    9/1/2008    982.17      0.500      0.003
2185972112      310,000.00      309,760.55       7.3                       2125.28      0.500      0.003



2185991112      191,920.00      191,920.00       7.5  6LIBOR    9/1/2008    1199.5      0.500      0.003



2186004112      440,000.00      440,000.00       7.7  6LIBOR    8/1/2007   2823.33      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2185613112             0                                                                                   2
2185637112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2185736112             0                                                                                   2
2185847112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2185866112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2185867112             0                                                                                   2
2185895112             0                                                                                   2
2185921112            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2185941112             0                                                                                   2
2185947112             0                                                                                   2
2185958112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2185959112             0                                                                                   2
2185967112             0                                                                                   2
2185972112            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2185991112            12  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186004112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186009112      118,750.00      118,674.28      8.25  6LIBOR    8/1/2007    892.13      0.500      0.003



2186018112      109,500.00      109,015.94      6.75                        968.98      0.500      0.003



2186021112      248,500.00      248,500.00      8.75  6LIBOR    8/1/2008   1811.98      0.500      0.003
2186024112      157,500.00      157,499.42       8.1  6LIBOR    8/1/2008   1063.13      0.500      0.003
2186026112      301,050.00      300,808.05       7.1  6LIBOR    8/1/2008   2023.16      0.500      0.003



2186029112      223,250.00      223,108.36     8.275  6LIBOR    8/1/2007   1681.13      0.500      0.003



2186030112      224,000.00      224,000.00       6.8  6LIBOR    8/1/2008   1269.33      0.500      0.003
2186037112      208,000.00      208,000.00       6.7  6LIBOR    9/1/2007   1161.33      0.500      0.003



2186042112       97,000.00       97,000.00      7.49  6LIBOR    9/1/2007    677.58      0.500      0.003



2186048112      384,800.00      384,800.00      6.75  6LIBOR    9/1/2007    2164.5      0.500      0.003



2186053112      353,600.00      353,600.00       6.3  6LIBOR    8/1/2007    1856.4      0.500      0.003



2186054112       88,400.00       88,329.43      10.5                        808.63      0.500      0.003
2186056112      167,000.00      167,000.00      7.33  6LIBOR    8/1/2008   1020.09      0.500      0.003
2186064112      236,700.00      236,544.38       8.1                       1753.35      0.500      0.003



2186066112      297,000.00      297,000.00      7.99  6LIBOR    9/1/2008   1977.53      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186009112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186018112            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186021112             0                                                                                   1
2186024112             0                                                                                   1
2186026112            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186029112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186030112             0                                                                                   1
2186037112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186042112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186048112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186053112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186054112             0                                                                                   2
2186056112             0                                                                                   1
2186064112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186066112             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186070112      257,125.00      257,125.00       6.8  6LIBOR    8/1/2007   1457.04      0.500      0.003



2186073112      400,000.00      400,000.00      6.75  6LIBOR    9/1/2007      2250      0.500      0.003



2186074112      159,000.00      159,000.00      6.74  6LIBOR    9/1/2008   1030.22      0.500      0.003



2186075112      100,000.00      100,000.00     10.55                        918.48      0.500      0.003
2186088112      128,250.00      128,250.00       7.9  6LIBOR    9/1/2007    932.13      0.500      0.003
2186094112      303,920.00      303,920.00      6.35  6LIBOR    8/1/2007   1608.24      0.500      0.003



2186097112      128,155.00      128,155.00      7.99  6LIBOR    9/1/2008    939.47      0.500      0.003



2186098112      433,500.00      433,500.00      8.25  6LIBOR    9/1/2007   3256.75      0.500      0.003



2186102112      227,600.00      227,600.00     7.125  6LIBOR    9/1/2008   1351.38      0.500      0.003
2186103112       56,900.00       56,900.00      10.5                        520.49      0.500      0.003
2186108112      201,600.00      201,600.00      7.25  6LIBOR    9/1/2007      1218      0.500      0.003



2186111112       85,000.00       84,942.85      7.99                        623.11      0.500      0.003



2186115112      463,500.00      463,500.00       7.1  6LIBOR    9/1/2007   2742.38      0.500      0.003
2186116112      263,200.00      263,200.00       6.8  6LIBOR    9/1/2007   1491.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186070112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186073112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186074112            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186075112             0                                                                                   2
2186088112             0                                                                                   2
2186094112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186097112            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186098112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186102112             0                                                                                   1
2186103112             0                                                                                   1
2186108112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186111112            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186115112             0                                                                                   2
2186116112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186117112       65,800.00       65,800.00      10.8                        616.71      0.500      0.003



2186123112      407,200.00      407,200.00      6.99  6LIBOR    9/1/2008   2371.94      0.500      0.003
2186125112       95,250.00       95,250.00      7.25                        649.78      0.500      0.003



2186129112      256,000.00      256,000.00       6.8  6LIBOR    9/1/2007   1450.67      0.500      0.003



2186131112       64,000.00       64,000.00     10.55                        587.83      0.500      0.003
2186134112      306,000.00      306,000.00      8.85  6LIBOR    9/1/2007   2256.75      0.500      0.003
2186137112      140,000.00      140,000.00      8.98                       1124.46      0.500      0.003
2186138112       95,200.00       95,124.33       8.5  6LIBOR    9/1/2007    732.01      0.500      0.003



2186143112      437,750.00      437,750.00       6.8  6LIBOR    9/1/2007   2480.58      0.500      0.003



2186147112      176,500.00      176,500.00         7  6LIBOR    9/1/2008   1029.58      0.500      0.003
2186149112      149,200.00      149,200.00      7.65  6LIBOR    9/1/2008    951.15      0.500      0.003
2186159112      329,850.00      329,850.00       7.5  6LIBOR    9/1/2008   2306.36      0.500      0.003
2186160112      264,000.00      264,000.00     7.375  6LIBOR    9/1/2008    1622.5      0.500      0.003
2186162112       90,000.00       90,000.00       8.1  6LIBOR   10/1/2007    666.68      0.500      0.003



2186166112       81,000.00       81,000.00       8.5  6LIBOR    9/1/2007    622.82      0.500      0.003



2186168112      195,000.00      195,000.00     7.325  6LIBOR    9/1/2008   1190.31      0.500      0.003
2186175112      184,000.00      184,000.00      8.25  6LIBOR    9/1/2008      1265      0.500      0.003
2186176112      165,000.00      165,000.00      7.25  6LIBOR    9/1/2007    1125.6      0.500      0.003



2186177112      367,200.00      367,200.00         7  6LIBOR    9/1/2008      2142      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186117112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186123112             0                                                                                   2
2186125112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186129112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186131112             0                                                                                   2
2186134112             0                                                                                   1
2186137112             0                                                                                   1
2186138112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186143112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186147112             0                                                                                   1
2186149112             0                                                                                   1
2186159112             0                                                                                   2
2186160112             0                                                                                   1
2186162112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186166112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186168112             0                                                                                   1
2186175112             0                                                                                   1
2186176112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186177112             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186191112      242,000.00      242,000.00      6.75  6LIBOR    9/1/2007   1361.25      0.500      0.003



2186192112       58,000.00       57,977.68     10.65                        537.07      0.500      0.003
2186193112      373,400.00      373,400.00      7.75  6LIBOR    9/1/2008   2675.09      0.500      0.003
2186199112      399,000.00      399,000.00      7.35  6LIBOR    9/1/2007   2443.88      0.500      0.003



2186209112      256,000.00      256,000.00       7.5  6LIBOR    9/1/2007      1600      0.500      0.003
2186210112       64,000.00       63,975.64      10.7                        595.03      0.500      0.003
2186214112      446,250.00      446,250.00      7.05  6LIBOR    9/1/2007   2621.72      0.500      0.003



2186233112      133,600.00      133,600.00       7.4  6LIBOR    9/1/2007    925.02      0.500      0.003



2186235112      328,000.00      328,000.00      7.25  6LIBOR    9/1/2007   1981.67      0.500      0.003
2186242112      122,000.00      122,000.00       7.9  6LIBOR   10/1/2007    886.71      0.500      0.003



2186245112      300,000.00      300,000.00       7.5  6LIBOR    9/1/2008      1875      0.500      0.003
2186250112      261,520.00      261,520.00     6.375  6LIBOR    9/1/2007   1389.33      0.500      0.003



2186261112      156,000.00      156,000.00     7.375  6LIBOR    9/1/2007    958.75      0.500      0.003
2186262112       39,000.00       39,000.00      10.9                        368.47      0.500      0.003
2186269112      188,800.00      188,800.00      7.25  6LIBOR    9/1/2007   1287.95      0.500      0.003
2186270112       47,200.00       47,200.00     10.15                        511.56      0.500      0.003
2186271112      525,000.00      525,000.00         7  6LIBOR    9/1/2007    3062.5      0.500      0.003



2186276112      308,000.00      308,000.00      6.75  6LIBOR    9/1/2007   1997.69      0.500      0.003



2186281112      552,500.00      552,500.00     7.075  6LIBOR    9/1/2007   3257.45      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186191112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186192112             0                                                                                   1
2186193112             0                                                                                   2
2186199112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186209112             0                                                                                   1
2186210112             0                                                                                   1
2186214112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186233112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186235112             0                                                                                   2
2186242112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186245112             0                                                                                   2
2186250112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186261112             0                                                                                   1
2186262112             0                                                                                   1
2186269112             0                                                                                   2
2186270112             0                                                                                   2
2186271112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186276112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186281112             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186286112      260,000.00      260,000.00       7.9  6LIBOR    9/1/2007   1711.67      0.500      0.003



2186289112      440,000.00      440,000.00      6.65  6LIBOR    9/1/2007   2438.33      0.500      0.003



2186290112      110,000.00      110,000.00     10.65                       1018.57      0.500      0.003
2186296112      121,500.00      121,500.00      8.74                        954.98      0.500      0.003



2186297112      196,800.00      196,800.00      7.65  6LIBOR    9/1/2007    1254.6      0.500      0.003
2186298112       49,200.00       49,200.00     10.65                        455.58      0.500      0.003
2186306112      202,000.00      202,000.00       7.9                       1468.15      0.500      0.003
2186314112      214,225.00      214,225.00     8.625  6LIBOR   10/1/2007   1666.23      0.500      0.003
2186326112      169,650.00      169,650.00      7.25  6LIBOR   10/1/2007   1024.97      0.500      0.003



2186327112      341,910.00      341,910.00      7.75  6LIBOR   10/1/2007   2208.17      0.500      0.003



2186329112      349,200.00      349,200.00       6.5  6LIBOR   10/1/2007    1891.5      0.500      0.003



2186331112       90,000.00       90,000.00       7.8  6LIBOR    9/1/2007       585      0.500      0.003



2186333112      117,800.00      117,800.00     10.25  6LIBOR   10/1/2008   1055.61      0.500      0.003
2186334112      360,000.00      360,000.00       6.2  6LIBOR   10/1/2007   2204.89      0.500      0.003



2186336112      370,000.00      370,000.00      6.65  6LIBOR   10/1/2007   2050.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186286112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186289112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186290112             0                                                                                   2
2186296112            36  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186297112             0                                                                                   1
2186298112             0                                                                                   1
2186306112             0                                                                                   2
2186314112             0                                                                                   1
2186326112            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186327112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186329112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186331112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186333112             0                                                                                   1
2186334112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186336112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186337112      263,200.00      263,200.00      7.75  6LIBOR   10/1/2007   1699.83      0.500      0.003



2186354112      337,500.00      337,500.00       7.9  6LIBOR    9/1/2007   2221.88      0.500      0.003
2186355112      191,200.00      191,200.00      7.25  6LIBOR    9/1/2007   1155.17      0.500      0.003
2186356112       47,800.00       47,800.00      9.99                        419.13      0.500      0.003
2186359112      264,000.00      264,000.00       6.9  6LIBOR   10/1/2007      1518      0.500      0.003



2186360112      317,600.00      317,600.00      7.25  6LIBOR   10/1/2007   1918.83      0.500      0.003



2186365112      269,600.00      269,600.00      7.02  6LIBOR   10/1/2007   1577.16      0.500      0.003
2186371112      110,000.00      110,000.00       7.3                        754.13      0.500      0.003



2186374112      243,500.00      243,500.00      7.18                       1649.56      0.500      0.003
2186384112       81,000.00       81,000.00     7.875  6LIBOR    9/1/2007    587.31      0.500      0.003
2186388112      420,000.00      420,000.00     6.875  6LIBOR   10/1/2007   2759.11      0.500      0.003
2186395112      191,200.00      191,200.00      6.85  6LIBOR   10/1/2007   1091.43      0.500      0.003



2186396112       47,800.00       47,800.00     10.24                        427.99      0.500      0.003
2186402112      248,000.00      248,000.00      7.75  6LIBOR   10/1/2007   1601.67      0.500      0.003
2186404112      225,000.00      225,000.00       8.5  6LIBOR   10/1/2007   1730.06      0.500      0.003
2186407112      155,295.00      155,295.00     7.375  6LIBOR   10/1/2007    954.42      0.500      0.003
2186408112      103,950.00      103,950.00     7.975  6LIBOR   10/1/2007    760.94      0.500      0.003
2186415112      168,000.00      168,000.00      6.63                       1076.28      0.500      0.003



2186418112      189,200.00      189,200.00       7.6  6LIBOR   10/1/2007    1335.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186337112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186354112             0                                                                                   1
2186355112             0                                                                                   1
2186356112             0                                                                                   1
2186359112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186360112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186365112             0                                                                                   1
2186371112            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186374112             0                                                                                   1
2186384112             0                                                                                   2
2186388112             0                                                                                   2
2186395112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186396112             0                                                                                   1
2186402112             0                                                                                   2
2186404112             0                                                                                   1
2186407112             0                                                                                   1
2186408112             0                                                                                   2
2186415112            36  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186418112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186421112      363,920.00      363,920.00       7.6  6LIBOR   10/1/2007   2304.83      0.500      0.003



2186426112      165,000.00      165,000.00     7.675  6LIBOR   10/1/2007   1055.31      0.500      0.003
2186429112      171,000.00      171,000.00     7.625                       1210.33      0.500      0.003
2186430112      320,000.00      320,000.00       6.6  6LIBOR   10/1/2007      1760      0.500      0.003



2186434112      160,000.00      160,000.00         7  6LIBOR   10/1/2007    933.33      0.500      0.003
2186435112       40,000.00       40,000.00      9.99                        350.74      0.500      0.003
2186436112       60,750.00       60,750.00      7.99  6LIBOR   10/1/2007    445.34      0.500      0.003
2186440112      275,920.00      275,920.00       6.3  6LIBOR   10/1/2007   1448.58      0.500      0.003



2186449112      288,750.00      288,750.00       9.4  6LIBOR   10/1/2007   2406.93      0.500      0.003



2186450112      169,200.00      169,200.00       8.1                       1253.35      0.500      0.003



2186451112      290,626.00      290,626.00     6.875  6LIBOR   10/1/2007   1665.04      0.500      0.003
2186463112      255,500.00      255,500.00         8  6LIBOR   11/1/2007   1703.33      0.500      0.003
2186475112      304,000.00      304,000.00      6.65  6LIBOR   10/1/2007   1684.67      0.500      0.003



2186476112       76,000.00       76,000.00     10.65                        703.74      0.500      0.003
2186482112      212,000.00      212,000.00       6.9  6LIBOR   10/1/2007      1219      0.500      0.003
2186483112       53,000.00       53,000.00      9.99                        464.73      0.500      0.003
2186488112      107,200.00      107,200.00      7.25  6LIBOR   10/1/2007     731.3      0.500      0.003
2186496112      105,000.00      105,000.00      8.15                        781.47      0.500      0.003



2186497112      349,600.00      349,600.00       6.9  6LIBOR   10/1/2007    2010.2      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186421112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186426112             0                                                                                   1
2186429112             0                                                                                   1
2186430112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186434112             0                                                                                   1
2186435112             0                                                                                   1
2186436112             0                                                                                   2
2186440112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186449112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186450112            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186451112             0                                                                                   1
2186463112             0                                                                                   1
2186475112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186476112             0                                                                                   2
2186482112             0                                                                                   2
2186483112             0                                                                                   2
2186488112             0                                                                                   1
2186496112            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186497112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186498112       87,400.00       87,400.00      9.99                        766.36      0.500      0.003
2186503112      548,586.00      548,586.00       7.3  6LIBOR   10/1/2007   3337.23      0.500      0.003
2186513112      135,915.00      135,915.00       7.5  6LIBOR   10/1/2007    849.47      0.500      0.003
2186515112      178,500.00      178,500.00      7.85  6LIBOR   10/1/2007   1167.69      0.500      0.003



2186516112      260,000.00      260,000.00      7.48  6LIBOR   10/1/2007   1620.67      0.500      0.003
2186520112      105,000.00      105,000.00       8.2                        891.38      0.500      0.003



2186522112      292,500.00      292,500.00       7.5  6LIBOR   11/1/2007   2045.21      0.500      0.003
2186523112      112,800.00      112,800.00      6.99  6LIBOR   10/1/2008    657.06      0.500      0.003
2186544112      328,000.00      328,000.00     7.585                       2073.23      0.500      0.003
2186550112      312,000.00      312,000.00       7.2  6LIBOR   10/1/2007      1872      0.500      0.003



2186552112      131,200.00      131,200.00         7  6LIBOR   10/1/2007    765.33      0.500      0.003



2186553112       32,800.00       32,800.00      9.99                        352.27      0.500      0.003
2186560112      114,750.00      114,750.00      8.39                         873.4      0.500      0.003



2186562112      168,000.00      168,000.00     7.525  6LIBOR   10/1/2007    1053.5      0.500      0.003
2186564112      288,000.00      288,000.00      7.83  6LIBOR   10/1/2007   2079.22      0.500      0.003
2186569112      340,800.00      340,800.00      6.99  6LIBOR   11/1/2007   1985.16      0.500      0.003
2186571112      217,600.00      217,600.00      7.25  6LIBOR   10/1/2007   1314.67      0.500      0.003
2186572112       54,400.00       54,400.00      9.99                           477      0.500      0.003
2186574112      280,000.00      280,000.00      6.85  6LIBOR   10/1/2007   1598.33      0.500      0.003
2186575112       70,000.00       70,000.00      9.99                        613.79      0.500      0.003
2186578112      310,000.00      310,000.00      6.65  6LIBOR   11/1/2007   1717.92      0.500      0.003



2186582112      340,000.00      340,000.00      7.75  6LIBOR   11/1/2007   2435.81      0.500      0.003
2186585112      102,400.00      102,400.00      8.75  6LIBOR   11/1/2007    805.59      0.500      0.003
2186594112      128,000.00      128,000.00     7.375  6LIBOR   10/1/2007    786.67      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186498112             0                                                                                   2
2186503112             0                                                                                   2
2186513112             0                                                                                   1
2186515112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186516112             0                                                                                   2
2186520112            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186522112             0                                                                                   1
2186523112             0                                                                                   1
2186544112             0                                                                                   2
2186550112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186552112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186553112             0                                                                                   2
2186560112            36  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186562112             0                                                                                   1
2186564112             0                                                                                   1
2186569112             0                                                                                   1
2186571112             0                                                                                   1
2186572112             0                                                                                   1
2186574112             0                                                                                   1
2186575112             0                                                                                   1
2186578112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186582112             0                                                                                   1
2186585112             0                                                                                   2
2186594112             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2186614112      134,425.00      134,425.00      7.55  6LIBOR   10/1/2007    944.53      0.500      0.003



2186629112      116,000.00      116,000.00       6.9  6LIBOR   10/1/2007       667      0.500      0.003



2186639112      400,000.00      400,000.00      7.95  6LIBOR   11/1/2007      2650      0.500      0.003



2186649112      196,000.00      196,000.00      8.75  6LIBOR   11/1/2007   1429.17      0.500      0.003
2186675112      180,000.00      180,000.00       8.5  6LIBOR   11/1/2007      1275      0.500      0.003
2186694112      139,900.00      139,900.00      6.75  6LIBOR   11/1/2007    786.94      0.500      0.003



2186699112      800,000.00      800,000.00       7.5  6LIBOR   11/1/2007   5593.72      0.500      0.003
2410783317      224,000.00      224,000.00      6.45  6LIBOR    9/1/2007      1204      0.500      0.003



2410835317      220,000.00      220,000.00       9.3  6LIBOR    7/1/2007      1705      0.500      0.003
2410934317       62,000.00       61,947.91     6.875  6LIBOR    8/1/2008     407.3      0.500      0.003
2411007317      272,000.00      272,000.00       8.4  6LIBOR    9/1/2007    2072.2      0.500      0.003
2411127317      187,327.00      187,327.00      6.99  6LIBOR    8/1/2008   1091.18      0.500      0.003
2411512317      127,920.00      127,819.21       7.2  6LIBOR    8/1/2008    868.31      0.500      0.003
2411523317      234,000.00      234,000.00      8.65  6LIBOR    9/1/2008    1824.2      0.500      0.003
2411543317      152,000.00      151,905.52     8.375  6LIBOR    8/1/2008   1155.31      0.500      0.003
2411552317      410,000.00      410,000.00       7.5  6LIBOR    9/1/2008   2866.78      0.500      0.003
2411641317      205,600.00      205,293.87       7.5  6LIBOR    8/1/2008   1437.59      0.500      0.003
2411674317      174,474.00      174,464.46       7.5  6LIBOR    9/1/2007   1090.46      0.500      0.003
2411690317      228,000.00      228,000.00     7.325  6LIBOR    9/1/2008   1391.75      0.500      0.003
2411771317      166,500.00      166,384.83      7.85  6LIBOR    8/1/2007   1204.36      0.500      0.003
2411776317      127,920.00      127,920.00      6.25  6LIBOR    9/1/2008    666.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2186614112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186629112            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186639112            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
2186649112             0                                                                                   1
2186675112             0                                                                                   2
2186694112            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2186699112             0                                                                                   2
2410783317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2410835317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2410934317             0                                                                                   1
2411007317             0                                                                                   2
2411127317             0                                                                                   2
2411512317             0                                                                                   2
2411523317             0                                                                                   2
2411543317             0                                                                                   1
2411552317             0                                                                                   1
2411641317             0                                                                                   2
2411674317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2411690317             0                                                                                   2
2411771317             0                                                                                   1
2411776317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2411814317      144,000.00      144,000.00       6.6  6LIBOR    8/1/2008       792      0.500      0.003



2411817317      465,500.00      465,500.00       8.7  6LIBOR    9/1/2008   3374.88      0.500      0.003
2411844317      610,000.00      610,000.00      6.99  6LIBOR    9/1/2007   3553.25      0.500      0.003
2411877317      168,300.00      168,293.95       7.8  6LIBOR    8/1/2007   1093.95      0.500      0.003
2411901317       93,184.00       93,184.00      7.55  6LIBOR    9/1/2008    654.75      0.500      0.003
2411907317      233,612.00      233,612.00      7.24  6LIBOR    8/1/2007   1409.46      0.500      0.003



2411911317      219,600.00      219,445.00      7.75  6LIBOR    8/1/2007   1573.25      0.500      0.003



2411928317       30,000.00       29,959.83      10.4                        272.19      0.500      0.003
2411931317      153,000.00      153,000.00      8.99  6LIBOR    9/1/2007   1229.98      0.500      0.003



2411942317       56,000.00       55,963.92       8.2  6LIBOR    9/1/2008    418.75      0.500      0.003
2412025317      134,900.00      134,900.00      8.25  6LIBOR    9/1/2007   1013.46      0.500      0.003
2412031317       85,500.00       85,500.00      8.99  6LIBOR   10/1/2008    640.54      0.500      0.003
2412057317       68,000.00       67,947.89      7.34                        468.04      0.500      0.003



2412095317      264,000.00      264,000.00      7.95  6LIBOR    9/1/2008   1927.95      0.500      0.003
2412096317       86,400.00       86,400.00         7  6LIBOR    9/1/2007       504      0.500      0.003
2412148317      180,000.00      179,845.02      6.75  6LIBOR    8/1/2008   1167.48      0.500      0.003
2412161317      201,237.00      201,063.74      6.75  6LIBOR    8/1/2007   1305.22      0.500      0.003
2412163317       50,310.00       50,176.96     10.45                        458.33      0.500      0.003
2412173317      204,000.00      203,832.45      6.99  6LIBOR    8/1/2008   1355.85      0.500      0.003
2412174317       51,000.00       50,979.50     10.45                        464.62      0.500      0.003
2412200317      276,000.00      275,582.85     7.425  6LIBOR    8/1/2008   1915.68      0.500      0.003
2412203317      716,000.00      716,000.00      7.35  6LIBOR    9/1/2008    4385.5      0.500      0.003
2412213317      103,200.00      103,200.00       6.9  6LIBOR    9/1/2008     593.4      0.500      0.003
2412235317      234,600.00      234,407.32      6.99  6LIBOR    9/1/2007   1559.23      0.500      0.003
2412237317       41,400.00       41,400.00      10.6                        381.81      0.500      0.003
2412238317      114,160.00      114,160.00      7.25  6LIBOR    9/1/2008    778.78      0.500      0.003
2412239317       28,540.00       28,528.53     10.45                        260.01      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2411814317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2411817317             0                                                                                   2
2411844317             0                                                                                   2
2411877317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2411901317             0                                                                                   1
2411907317            24  Partial prepayment at any time without paying any charge. Full prepayment:       2
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2411911317            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2411928317             0                                                                                   1
2411931317            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2411942317             0                                                                                   1
2412025317             0                                                                                   2
2412031317             0                                                                                   1
2412057317            36  Partial prepayment at any time without paying any charge. Full prepayment:       2
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2412095317             0                                                                                   1
2412096317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412148317             0                                                                                   2
2412161317             0                                                                                   1
2412163317             0                                                                                   1
2412173317             0                                                                                   2
2412174317             0                                                                                   1
2412200317             0                                                                                   2
2412203317             0                                                                                   2
2412213317             0                                                                                   1
2412235317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412237317             0                                                                                   1
2412238317             0                                                                                   1
2412239317             0                                                                                   1

 Mortgage      Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2412258317      153,600.00      153,600.00      6.25  6LIBOR    8/1/2007       800      0.500      0.003



2412260317       38,400.00       38,381.23      9.53                        323.73      0.500      0.003
2412270317      112,200.00      112,200.00       8.8  6LIBOR    8/1/2007     822.8      0.500      0.003
2412273317      225,600.00      225,600.00      6.85  6LIBOR    8/1/2008    1287.8      0.500      0.003
2412285317       77,000.00       76,936.76      6.99  6LIBOR    9/1/2008    511.77      0.500      0.003
2412295317      318,750.00      318,458.28      6.45                       2004.25      0.500      0.003
2412319317       35,450.00       35,415.20      9.53                        298.86      0.500      0.003
2412336317      150,000.00      149,888.67       7.5  6LIBOR    8/1/2007   1048.83      0.500      0.003
2412341317       88,000.00       88,000.00      8.85  6LIBOR    9/1/2007     698.6      0.500      0.003

2412355317      102,000.00      101,720.57       8.6                       1010.43      0.500      0.003
2412371317      352,000.00      352,000.00      6.99  6LIBOR    8/1/2008    2050.4      0.500      0.003
2412382317      176,400.00      176,276.74       7.8  6LIBOR    9/1/2008   1269.86      0.500      0.003
2412404317      185,000.00      185,000.00      6.99  6LIBOR    9/1/2008   1229.57      0.500      0.003
2412405317       90,900.00       90,833.02      9.15  6LIBOR    8/1/2007    741.24      0.500      0.003
2412416317      222,700.00      222,700.00     6.825  6LIBOR    8/1/2008   1266.61      0.500      0.003
2412418317       39,300.00       39,284.21     10.45                        358.03      0.500      0.003
2412419317      243,920.00      243,920.00      7.25  6LIBOR    9/1/2007   1473.68      0.500      0.003
2412447317      164,000.00      164,000.00     6.775  6LIBOR    9/1/2008   1066.43      0.500      0.003
2412450317      171,000.00      171,000.00      7.99  6LIBOR    9/1/2007   1138.58      0.500      0.003
2412453317      206,150.00      206,149.03     7.999  6LIBOR    8/1/2008   1374.16      0.500      0.003
2412464317      256,000.00      256,000.00      6.85  6LIBOR    8/1/2008   1461.33      0.500      0.003
2412477317      427,000.00      427,000.00      7.55  6LIBOR    8/1/2008   2686.54      0.500      0.003
2412483317       63,000.00       63,000.00      7.75  6LIBOR    9/1/2007    451.34      0.500      0.003



2412485317      169,600.00      169,600.00     6.925  6LIBOR    9/1/2008   1119.83      0.500      0.003
2412496317      165,600.00      165,475.00       7.5  6LIBOR    8/1/2008    1157.9      0.500      0.003
2412504317       80,750.00       80,750.00      8.15  6LIBOR    9/1/2008    600.99      0.500      0.003



2412511317      124,880.00      124,767.10       6.5  6LIBOR    8/1/2008    789.33      0.500      0.003



2412512317      247,500.00      247,333.59      7.99  6LIBOR    8/1/2008   1814.35      0.500      0.003
2412518317      252,000.00      251,807.29      7.35  6LIBOR    8/1/2008   1736.21      0.500      0.003
2412536317      128,000.00      127,909.66      7.75  6LIBOR    9/1/2008    917.01      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2412258317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412260317             0                                                                                   1
2412270317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412273317             0                                                                                   1
2412285317             0                                                                                   1
2412295317            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412319317             0                                                                                   1
2412336317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412341317            24  The prepayment charge will equal 1% of the amount prepaid during any             2
                          12-month period.
2412355317             0                                                                                   1
2412371317             0                                                                                   2
2412382317             0                                                                                   2
2412404317             0                                                                                   1
2412405317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412416317             0                                                                                   1
2412418317             0                                                                                   1
2412419317             0                                                                                   1
2412447317             0                                                                                   1
2412450317             0                                                                                   1
2412453317             0                                                                                   1
2412464317             0                                                                                   2
2412477317             0                                                                                   2
2412483317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412485317             0                                                                                   2
2412496317             0                                                                                   2
2412504317            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2412511317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412512317             0                                                                                   2
2412518317             0                                                                                   1
2412536317             0                                                                                   1

 Mortgage      Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2412543317      231,200.00      231,200.00       7.3  6LIBOR    8/1/2008   1406.47      0.500      0.003
2412549317      366,700.00      366,700.00       7.6  6LIBOR    9/1/2008   2589.18      0.500      0.003
2412565317      284,800.00      284,800.00       7.7  6LIBOR    8/1/2008   1827.47      0.500      0.003
2412568317      182,400.00      182,400.00       6.2  6LIBOR    8/1/2007     942.4      0.500      0.003



2412576317      200,700.00      200,554.00       7.6  6LIBOR    9/1/2008    1417.1      0.500      0.003
2412580317      204,000.00      203,663.92      6.99  6LIBOR    8/1/2007   1355.85      0.500      0.003
2412590317      272,700.00      272,700.00      6.99  6LIBOR    8/1/2008   1588.48      0.500      0.003
2412595317      228,000.00      228,000.00      7.49  6LIBOR    9/1/2008    1423.1      0.500      0.003
2412606317      205,700.00      205,514.04       6.5  6LIBOR    8/1/2007   1300.17      0.500      0.003
2412608317       36,300.00       36,217.63      10.5                        332.06      0.500      0.003
2412620317      145,800.00      145,800.00       8.5  6LIBOR   10/1/2008   1121.08      0.500      0.003
2412621317      172,800.00      172,661.12       7.1  6LIBOR    8/1/2007   1161.28      0.500      0.003
2412625317      175,060.00      175,060.00      6.99  6LIBOR    8/1/2007   1019.72      0.500      0.003
2412629317      106,320.00      106,244.58     7.725  6LIBOR    9/1/2007    759.86      0.500      0.003
2412630317       26,580.00       26,569.99     10.75                        248.12      0.500      0.003
2412637317       35,000.00       34,986.24     10.55                        321.47      0.500      0.003
2412638317      248,000.00      248,000.00      6.99  6LIBOR    9/1/2008    1444.6      0.500      0.003
2412648317      141,200.00      141,076.02      6.65                        906.46      0.500      0.003



2412651317      144,000.00      144,000.00      7.35  6LIBOR    9/1/2008    992.12      0.500      0.003
2412659317      158,800.00      158,538.38      6.99  6LIBOR    8/1/2008   1055.44      0.500      0.003
2412688317      312,000.00      312,000.00       7.2  6LIBOR    9/1/2008   2117.82      0.500      0.003
2412690317      357,000.00      357,000.00       7.7  6LIBOR    8/1/2008   2290.75      0.500      0.003
2412693317      140,000.00      140,000.00      7.45  6LIBOR    9/1/2007    974.12      0.500      0.003



2412695317       84,000.00       83,930.05      6.92  6LIBOR    9/1/2007    554.35      0.500      0.003



2412699317       35,900.00       35,885.88     10.55                        329.74      0.500      0.003
2412720317      175,500.00      175,500.00      7.45  6LIBOR    9/1/2007   1221.12      0.500      0.003



2412721317      144,000.00      144,000.00       6.9  6LIBOR    9/1/2008    948.39      0.500      0.003
2412724317      178,500.00      178,500.00      8.75  6LIBOR    9/1/2008   1404.27      0.500      0.003
2412725317       33,600.00       33,573.16      10.5                        307.36      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2412543317             0                                                                                   2
2412549317             0                                                                                   2
2412565317             0                                                                                   2
2412568317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412576317             0                                                                                   1
2412580317             0                                                                                   2
2412590317             0                                                                                   1
2412595317             0                                                                                   2
2412606317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412608317             0                                                                                   2
2412620317             0                                                                                   2
2412621317             0                                                                                   2
2412625317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412629317             0                                                                                   1
2412630317             0                                                                                   1
2412637317             0                                                                                   2
2412638317             0                                                                                   2
2412648317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412651317             0                                                                                   1
2412659317             0                                                                                   2
2412688317             0                                                                                   2
2412690317             0                                                                                   1
2412693317            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2412695317            24  Partial prepayment at any time without paying any charge. Full prepayment:       2
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2412699317             0                                                                                   1
2412720317            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2412721317             0                                                                                   1
2412724317             0                                                                                   2
2412725317             0                                                                                   1

 Mortgage      Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2412729317      161,500.00      161,363.65      6.85  6LIBOR    9/1/2007   1058.25      0.500      0.003
2412731317       37,000.00       37,000.00     10.55                        339.84      0.500      0.003
2412735317      279,650.00      279,442.45       7.5  6LIBOR    9/1/2007   1955.36      0.500      0.003
2412751317      247,500.00      247,500.00      7.99  6LIBOR    9/1/2007   1814.35      0.500      0.003
2412760317      124,000.00      124,000.00      7.15  6LIBOR    9/1/2008    837.51      0.500      0.003
2412761317       31,000.00       31,000.00      10.4                        281.26      0.500      0.003
2412765317       64,000.00       64,000.00       7.8  6LIBOR    9/1/2008       416      0.500      0.003
2412769317      297,000.00      297,000.00      7.49  6LIBOR    9/1/2008   2074.64      0.500      0.003
2412775317      136,710.00      136,710.00      8.45  6LIBOR    9/1/2007   1046.35      0.500      0.003
2412776317      105,600.00      105,521.23     7.475  6LIBOR    9/1/2008    736.57      0.500      0.003
2412778317      412,000.00      412,000.00      7.25  6LIBOR    9/1/2008   2489.17      0.500      0.003
2412780317      114,400.00      114,400.00       7.5  6LIBOR    9/1/2008    799.91      0.500      0.003
2412781317       28,600.00       28,600.00     10.75                        266.98      0.500      0.003
2412798317       68,500.00       68,500.00       7.6  6LIBOR    9/1/2008    483.67      0.500      0.003
2412801317      174,000.00      173,861.54      7.15  6LIBOR    8/1/2008   1175.21      0.500      0.003



2412802317      172,000.00      171,858.73      6.99  6LIBOR    9/1/2008   1143.17      0.500      0.003
2412804317      191,120.00      190,963.02      6.99  6LIBOR    9/1/2007   1270.25      0.500      0.003
2412807317       47,780.00       47,761.22     10.55                        438.85      0.500      0.003
2412809317      151,900.00      151,900.00      8.75  6LIBOR    9/1/2008      1195      0.500      0.003
2412816317      212,000.00      212,000.00      7.75  6LIBOR    9/1/2008   1369.17      0.500      0.003
2412821317       88,000.00       88,000.00       7.4  6LIBOR   10/1/2007     609.3      0.500      0.003
2412822317      133,520.00      133,520.00       7.2  6LIBOR    9/1/2008    801.12      0.500      0.003



2412825317       33,380.00       33,343.40     9.469                        279.93      0.500      0.003
2412832317      109,000.00      108,918.29      7.45  6LIBOR    9/1/2007    758.42      0.500      0.003
2412834317      180,000.00      180,000.00      7.25  6LIBOR    9/1/2007    1087.5      0.500      0.003



2412835317       20,000.00       19,992.13     10.55                         183.7      0.500      0.003
2412836317      147,900.00      147,900.00      7.55  6LIBOR    9/1/2008   1039.21      0.500      0.003
2412840317      333,000.00      333,000.00      6.99  6LIBOR    9/1/2008   1939.73      0.500      0.003
2412841317      130,000.00      130,000.00       8.5  6LIBOR    9/1/2008    999.59      0.500      0.003
2412848317      255,000.00      255,000.00      6.38  6LIBOR    9/1/2007   1591.71      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2412729317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412731317             0                                                                                   1
2412735317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412751317             0                                                                                   1
2412760317             0                                                                                   2
2412761317             0                                                                                   1
2412765317             0                                                                                   1
2412769317             0                                                                                   2
2412775317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412776317             0                                                                                   1
2412778317             0                                                                                   1
2412780317             0                                                                                   1
2412781317             0                                                                                   1
2412798317             0                                                                                   1
2412801317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412802317             0                                                                                   1
2412804317             0                                                                                   1
2412807317             0                                                                                   1
2412809317             0                                                                                   1
2412816317             0                                                                                   1
2412821317             0                                                                                   2
2412822317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412825317             0                                                                                   1
2412832317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412834317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412835317             0                                                                                   1
2412836317             0                                                                                   2
2412840317             0                                                                                   1
2412841317             0                                                                                   1
2412848317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti

 Mortgage      Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2412853317      125,600.00      125,480.82      6.25  6LIBOR    8/1/2007    773.35      0.500      0.003



2412856317      208,000.00      208,000.00       7.3  6LIBOR   10/1/2007   1265.33      0.500      0.003
2412861317      258,300.00      258,300.00       7.8  6LIBOR    9/1/2007   1678.95      0.500      0.003
2412867317      110,600.00      110,556.04      10.5  6LIBOR    9/1/2007   1011.71      0.500      0.003
2412869317      135,000.00      134,893.63       7.2  6LIBOR    9/1/2008    916.37      0.500      0.003
2412876317      160,000.00      160,000.00      6.99  6LIBOR    9/1/2008   1063.41      0.500      0.003
2412878317      301,500.00      301,500.00     7.575  6LIBOR    9/1/2007   2123.64      0.500      0.003
2412884317      220,000.00      220,000.00       7.7  6LIBOR    9/1/2007   1568.52      0.500      0.003
2412888317      208,250.00      208,250.00      7.75  6LIBOR    9/1/2008   1344.95      0.500      0.003
2412891317      246,000.00      246,000.00      7.25  6LIBOR    9/1/2007   1678.16      0.500      0.003
2412892317       61,500.00       61,500.00      10.5                        562.57      0.500      0.003
2412898317      136,000.00      136,000.00      7.63  6LIBOR    9/1/2007    963.07      0.500      0.003
2412900317      152,000.00      152,000.00       6.6  6LIBOR    9/1/2007       836      0.500      0.003



2412903317      113,600.00      113,600.00      6.99  6LIBOR    9/1/2007    755.03      0.500      0.003
2412906317      139,500.00      139,500.00       8.4  6LIBOR    9/1/2007   1062.77      0.500      0.003
2412912317      384,000.00      384,000.00       6.9  6LIBOR    9/1/2007      2208      0.500      0.003



2412916317      166,300.00      166,300.00      7.15  6LIBOR   10/1/2007   1123.21      0.500      0.003
2412922317       57,000.00       57,000.00       7.7  6LIBOR    9/1/2007    406.39      0.500      0.003
2412927317      276,250.00      276,250.00      7.75  6LIBOR    9/1/2008   1784.11      0.500      0.003
2412929317      400,000.00      400,000.00     6.975  6LIBOR   10/1/2007    2654.5      0.500      0.003
2412930317      476,850.00      476,850.00      8.25  6LIBOR    9/1/2007   3582.42      0.500      0.003
2412933317      116,000.00      116,000.00      7.25  6LIBOR    9/1/2007    791.33      0.500      0.003
2412937317      181,350.00      181,350.00       9.1  6LIBOR   10/1/2007   1472.26      0.500      0.003
2412939317       64,425.00       64,425.00       7.3  6LIBOR    9/1/2007    391.92      0.500      0.003
2412944317       26,000.00       26,000.00      10.5                        237.84      0.500      0.003
2412951317      223,200.00      223,200.00      7.75  6LIBOR    9/1/2007   1599.04      0.500      0.003
2412952317       88,000.00       88,000.00      7.25  6LIBOR    9/1/2007    600.32      0.500      0.003
2412955317      125,800.00      125,800.00      7.85  6LIBOR    9/1/2008    822.94      0.500      0.003
2412961317      131,400.00      131,400.00         8  6LIBOR    9/1/2007    964.17      0.500      0.003
2412967317      247,920.00      247,920.00      6.99  6LIBOR    9/1/2007   1444.13      0.500      0.003
2412969317       61,980.00       61,980.00      10.1                        548.51      0.500      0.003
2412973317      374,920.00      374,920.00      6.85  6LIBOR   10/1/2007   2140.17      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2412853317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412856317             0                                                                                   1
2412861317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412867317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412869317             0                                                                                   1
2412876317             0                                                                                   1
2412878317             0                                                                                   2
2412884317             0                                                                                   2
2412888317             0                                                                                   1
2412891317             0                                                                                   2
2412892317             0                                                                                   2
2412898317             0                                                                                   2
2412900317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412903317             0                                                                                   2
2412906317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2412912317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412916317             0                                                                                   1
2412922317             0                                                                                   2
2412927317             0                                                                                   1
2412929317             0                                                                                   2
2412930317             0                                                                                   2
2412933317             0                                                                                   2
2412937317             0                                                                                   2
2412939317             0                                                                                   1
2412944317             0                                                                                   1
2412951317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412952317             0                                                                                   2
2412955317            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412961317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2412967317             0                                                                                   1
2412969317             0                                                                                   1
2412973317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2

 Mortgage      Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2412984317       55,000.00       55,000.00      7.19  6LIBOR    9/1/2008    372.97      0.500      0.003
2412990317      107,920.00      107,920.00      6.35  6LIBOR    9/1/2007    671.52      0.500      0.003



2412994317      369,900.00      369,900.00      7.55  6LIBOR    9/1/2008   2327.29      0.500      0.003
2412996317      175,500.00      175,375.88      7.74  6LIBOR    9/1/2007    1256.1      0.500      0.003
2412999317      237,500.00      237,500.00       8.5  6LIBOR   10/1/2007   1826.17      0.500      0.003
2413003317      191,200.00      191,200.00     6.925  6LIBOR    9/1/2007   1103.38      0.500      0.003
2413006317      425,000.00      425,000.00      7.99  6LIBOR    9/1/2007   2829.79      0.500      0.003
2413014317       60,000.00       59,974.01      10.1  6LIBOR    9/1/2007    530.99      0.500      0.003
2413015317       86,000.00       86,000.00      7.35  6LIBOR    9/1/2007    592.52      0.500      0.003
2413016317      100,300.00      100,300.00       8.5  6LIBOR    9/1/2007    771.23      0.500      0.003
2413020317      275,200.00      275,200.00      7.57  6LIBOR    9/1/2008   1736.05      0.500      0.003
2413021317       68,800.00       68,800.00      10.7                        639.66      0.500      0.003
2413022317      187,000.00      187,000.00      9.15  6LIBOR    9/1/2007   1524.88      0.500      0.003
2413034317       45,000.00       45,000.00     9.469                        377.37      0.500      0.003
2413035317       87,000.00       87,000.00      8.99                         699.4      0.500      0.003
2413038317      352,000.00      352,000.00      8.39                       3443.63      0.500      0.003
2413042317       81,900.00       81,900.00     10.25  6LIBOR    9/1/2008    733.91      0.500      0.003
2413048317      268,110.00      268,110.00       7.9  6LIBOR    9/1/2007   1765.06      0.500      0.003
2413051317      138,600.00      138,600.00       7.5  6LIBOR    9/1/2007    969.12      0.500      0.003
2413053317      285,600.00      285,600.00         7  6LIBOR    9/1/2007      1666      0.500      0.003
2413065317      184,000.00      184,000.00       7.7  6LIBOR    9/1/2007   1180.67      0.500      0.003



2413069317       81,000.00       81,000.00       9.2  6LIBOR    9/1/2007    663.44      0.500      0.003
2413077317      180,200.00      180,200.00       7.8  6LIBOR    9/1/2007   1297.21      0.500      0.003
2413078317      181,600.00      181,600.00      6.85  6LIBOR    9/1/2007   1036.63      0.500      0.003



2413095317      227,200.00      227,200.00       7.7  6LIBOR    9/1/2007   1457.87      0.500      0.003
2413096317       56,800.00       56,800.00      10.7                        528.09      0.500      0.003
2413101317      188,000.00      188,000.00       7.5  6LIBOR    9/1/2007      1175      0.500      0.003
2413108317      190,400.00      190,400.00      7.89  6LIBOR    9/1/2007   1251.88      0.500      0.003
2413109317      108,200.00      108,110.86     6.975  6LIBOR    9/1/2007    718.05      0.500      0.003
2413111317      188,000.00      187,909.45       9.6  6LIBOR    9/1/2008   1594.55      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2412984317             0                                                                                   1
2412990317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2412994317             0                                                                                   1
2412996317             0                                                                                   2
2412999317            24  Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.            2
2413003317             0                                                                                   2
2413006317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413014317             0                                                                                   2
2413015317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413016317             0                                                                                   1
2413020317             0                                                                                   2
2413021317             0                                                                                   2
2413022317             0                                                                                   1
2413034317             0                                                                                   1
2413035317             0                                                                                   1
2413038317             0                                                                                   1
2413042317             0                                                                                   1
2413048317             0                                                                                   2
2413051317             0                                                                                   2
2413053317             0                                                                                   2
2413065317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413069317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413077317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413078317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413095317             0                                                                                   1
2413096317             0                                                                                   1
2413101317             0                                                                                   1
2413108317             0                                                                                   1
2413109317             0                                                                                   1
2413111317             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413116317       72,000.00       72,000.00       7.5  6LIBOR    9/1/2007    503.44      0.500      0.003



2413118317      140,000.00      140,000.00       7.6  6LIBOR    9/1/2007    988.51      0.500      0.003
2413131317      216,750.00      216,750.00       7.2  6LIBOR    9/1/2007    1300.5      0.500      0.003
2413137317      186,400.00      186,400.00     7.125  6LIBOR    9/1/2007   1255.82      0.500      0.003
2413143317      328,500.00      328,500.00      7.99  6LIBOR   10/1/2007   2408.13      0.500      0.003
2413144317      141,600.00      141,600.00       7.5  6LIBOR    9/1/2007    990.09      0.500      0.003
2413154317      331,500.00      331,500.00      6.95  6LIBOR   10/1/2008   1919.94      0.500      0.003
2413157317      135,200.00      135,200.00      7.49  6LIBOR    9/1/2007    944.42      0.500      0.003
2413159317       53,600.00       53,568.84       8.7  6LIBOR    9/1/2007    419.76      0.500      0.003
2413161317      269,600.00      269,388.83      7.25  6LIBOR    9/1/2007   1839.15      0.500      0.003
2413170317      101,001.00      101,001.00      7.25  6LIBOR    9/1/2007    689.01      0.500      0.003
2413172317      162,000.00      162,000.00      7.35  6LIBOR   10/1/2008   1116.14      0.500      0.003

2413176317      119,200.00      119,200.00      7.68  6LIBOR   10/1/2008    848.21      0.500      0.003
2413178317      119,920.00      119,920.00      6.65  6LIBOR    9/1/2007    769.85      0.500      0.003



2413182317      100,000.00      100,000.00      7.75                        716.42      0.500      0.003
2413188317      173,400.00      173,400.00     7.475  6LIBOR    9/1/2007   1080.14      0.500      0.003
2413189317       20,400.00       20,400.00      10.9                        192.74      0.500      0.003
2413192317      216,900.00      216,720.44      6.95  6LIBOR    9/1/2007   1435.77      0.500      0.003
2413197317      328,500.00      328,500.00       7.6  6LIBOR    9/1/2007    2080.5      0.500      0.003
2413198317      136,400.00      136,400.00      6.85  6LIBOR   10/1/2007    778.62      0.500      0.003
2413201317      261,000.00      261,000.00      8.65  6LIBOR   10/1/2007   1881.38      0.500      0.003
2413203317      180,000.00      180,000.00       7.6  6LIBOR    9/1/2007      1140      0.500      0.003
2413207317      250,200.00      250,200.00      7.25  6LIBOR    9/1/2007   1511.63      0.500      0.003
2413208317      108,000.00      108,000.00      7.99  6LIBOR    9/1/2008    791.72      0.500      0.003
2413211317      148,500.00      148,362.16     7.775  6LIBOR    9/1/2007   1066.44      0.500      0.003
2413213317      171,000.00      171,000.00      8.25  6LIBOR    9/1/2007   1175.63      0.500      0.003
2413215317       88,740.00       88,740.00      9.35  6LIBOR    9/1/2007    736.49      0.500      0.003



2413234317      161,500.00      161,500.00       8.5  6LIBOR    9/1/2008    1241.8      0.500      0.003
2413242317      280,000.00      279,802.37      7.75  6LIBOR    9/1/2007   2005.96      0.500      0.003
2413252317      291,210.00      291,210.00      6.75  6LIBOR   10/1/2007   1638.06      0.500      0.003



2413253317       51,390.00       51,390.00     9.742                        441.22      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413116317            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2413118317             0                                                                                   1
2413131317             0                                                                                   1
2413137317             0                                                                                   1
2413143317             0                                                                                   2
2413144317             0                                                                                   1
2413154317             0                                                                                   2
2413157317             0                                                                                   2
2413159317             0                                                                                   1
2413161317             0                                                                                   2
2413170317             0                                                                                   1
2413172317            24  The prepayment charge will equal 1% of the amount prepaid during any             1
                          12-month period.
2413176317             0                                                                                   2
2413178317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413182317             0                                                                                   1
2413188317             0                                                                                   2
2413189317             0                                                                                   2
2413192317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413197317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413198317             0                                                                                   1
2413201317             0                                                                                   1
2413203317             0                                                                                   1
2413207317             0                                                                                   1
2413208317             0                                                                                   2
2413211317             0                                                                                   1
2413213317             0                                                                                   1
2413215317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413234317             0                                                                                   2
2413242317             0                                                                                   1
2413252317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413253317             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413254317      207,000.00      207,000.00      6.45  6LIBOR    9/1/2007   1112.63      0.500      0.003



2413259317      193,500.00      193,500.00      6.99  6LIBOR   10/1/2007   1286.07      0.500      0.003
2413260317      111,200.00      111,200.00      7.35  6LIBOR    9/1/2007    766.14      0.500      0.003
2413263317      351,000.00      351,000.00      7.68  6LIBOR   10/1/2007    2246.4      0.500      0.003
2413265317      287,200.00      287,200.00       7.8  6LIBOR   10/1/2007   2067.47      0.500      0.003
2413266317       71,800.00       71,800.00      10.7                        667.55      0.500      0.003
2413267317      317,300.00      317,300.00       7.5  6LIBOR    9/1/2007   2218.61      0.500      0.003
2413272317      320,000.00      320,000.00      7.42  6LIBOR   10/1/2007   1978.67      0.500      0.003
2413280317       96,000.00       96,000.00      7.25  6LIBOR    9/1/2007    654.89      0.500      0.003
2413288317      531,250.00      531,250.00     7.575  6LIBOR    9/1/2007    3741.9      0.500      0.003
2413291317      115,200.00      115,200.00      7.87  6LIBOR    9/1/2007    834.89      0.500      0.003
2413294317      264,000.00      264,000.00      9.15  6LIBOR    9/1/2007      2013      0.500      0.003
2413295317      106,509.00      106,509.00      7.99  6LIBOR   11/1/2007    780.79      0.500      0.003
2413297317      127,200.00      127,200.00      7.45  6LIBOR    9/1/2007     789.7      0.500      0.003
2413299317       31,800.00       31,800.00      10.9                        300.44      0.500      0.003
2413313317      126,400.00      126,400.00      6.99  6LIBOR   10/1/2007     840.1      0.500      0.003
2413318317      139,200.00      139,200.00      7.25  6LIBOR   10/1/2007    949.59      0.500      0.003
2413326317      166,400.00      166,400.00      8.29  6LIBOR    9/1/2008   1254.79      0.500      0.003
2413332317      175,200.00      175,200.00      7.99  6LIBOR   10/1/2007   1284.34      0.500      0.003
2413338317      114,950.00      114,950.00      8.99  6LIBOR    9/1/2007    924.09      0.500      0.003
2413339317      166,600.00      166,600.00      7.99  6LIBOR    9/1/2008   1109.28      0.500      0.003
2413352317      276,250.00      276,250.00      8.35  6LIBOR    9/1/2007   2094.83      0.500      0.003
2413353317       80,000.00       80,000.00      7.35  6LIBOR    9/1/2007    551.18      0.500      0.003
2413355317       85,600.00       85,600.00      7.45  6LIBOR    9/1/2007     595.6      0.500      0.003
2413358317      112,500.00      112,500.00       8.5  6LIBOR   10/1/2007    865.03      0.500      0.003
2413376317      192,000.00      192,000.00       7.5  6LIBOR   10/1/2007    1342.5      0.500      0.003
2413377317      113,525.00      113,450.21      8.09  6LIBOR    9/1/2007    840.14      0.500      0.003



2413381317      165,150.00      165,150.00      6.79  6LIBOR    9/1/2008    934.47      0.500      0.003
2413392317      131,750.00      131,750.00       8.7  6LIBOR   10/1/2007   1031.78      0.500      0.003
2413402317      376,550.00      376,550.00     7.725  6LIBOR    9/1/2007   2424.04      0.500      0.003
2413403317       66,450.00       66,450.00      10.7                        617.81      0.500      0.003
2413404317      147,250.00      147,250.00      7.85  6LIBOR    9/1/2007   1065.12      0.500      0.003
2413405317      156,000.00      156,000.00     7.375  6LIBOR   10/1/2007    958.75      0.500      0.003
2413407317      383,200.00      383,200.00      6.35  6LIBOR    9/1/2007   2027.77      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413254317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413259317             0                                                                                   2
2413260317             0                                                                                   1
2413263317             0                                                                                   1
2413265317             0                                                                                   2
2413266317             0                                                                                   2
2413267317             0                                                                                   1
2413272317             0                                                                                   1
2413280317             0                                                                                   1
2413288317             0                                                                                   2
2413291317             0                                                                                   1
2413294317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413295317             0                                                                                   1
2413297317             0                                                                                   1
2413299317             0                                                                                   1
2413313317             0                                                                                   2
2413318317             0                                                                                   2
2413326317             0                                                                                   2
2413332317             0                                                                                   2
2413338317             0                                                                                   2
2413339317             0                                                                                   1
2413352317             0                                                                                   2
2413353317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413355317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413358317             0                                                                                   2
2413376317             0                                                                                   2
2413377317            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2413381317            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413392317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413402317             0                                                                                   2
2413403317             0                                                                                   2
2413404317             0                                                                                   1
2413405317             0                                                                                   1
2413407317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413409317      168,000.00      168,000.00       7.2  6LIBOR   10/1/2007      1008      0.500      0.003
2413411317      127,000.00      127,000.00      7.75                        909.85      0.500      0.003
2413422317      100,000.00      100,000.00       7.7  6LIBOR    9/1/2007    712.97      0.500      0.003
2413424317      111,200.00      111,200.00         7  6LIBOR    9/1/2007    739.82      0.500      0.003



2413426317      246,000.00      246,000.00      7.25  6LIBOR    9/1/2007   1486.25      0.500      0.003



2413427317       61,500.00       61,500.00     9.469                        515.74      0.500      0.003
2413429317      160,000.00      160,000.00      7.99  6LIBOR    9/1/2008   1172.91      0.500      0.003
2413442317      232,000.00      232,000.00      6.99  6LIBOR    9/1/2007   1541.95      0.500      0.003



2413451317      157,500.00      157,500.00      7.85  6LIBOR   10/1/2007   1139.26      0.500      0.003
2413453317      270,000.00      270,000.00       6.9  6LIBOR   10/1/2007    1552.5      0.500      0.003
2413454317      251,750.00      251,750.00      8.75  6LIBOR   10/1/2007   1835.68      0.500      0.003
2413457317      355,000.00      355,000.00       7.8  6LIBOR   10/1/2007   2555.55      0.500      0.003
2413461317      204,400.00      204,400.00      6.99  6LIBOR   10/1/2007   1190.63      0.500      0.003
2413467317      128,000.00      128,000.00      9.49  6LIBOR   10/1/2007   1012.27      0.500      0.003
2413469317      400,000.00      400,000.00      8.29  6LIBOR    9/1/2007   3016.33      0.500      0.003
2413470317       28,700.00       28,688.95     10.65                        265.76      0.500      0.003
2413472317      160,000.00      160,000.00      7.35  6LIBOR    9/1/2007       980      0.500      0.003
2413475317       20,000.00       20,000.00      9.99                        175.37      0.500      0.003
2413476317      157,500.00      157,500.00      7.65  6LIBOR   10/1/2007   1004.06      0.500      0.003
2413482317      112,000.00      112,000.00      7.85  6LIBOR   10/1/2007    732.67      0.500      0.003
2413483317       28,000.00       28,000.00      10.9                        264.54      0.500      0.003
2413485317      184,450.00      184,450.00       7.8  6LIBOR    9/1/2007   1198.93      0.500      0.003
2413494317      212,000.00      212,000.00      7.49  6LIBOR   10/1/2007   1323.23      0.500      0.003
2413495317      137,680.00      137,680.00       6.8  6LIBOR    9/1/2007    780.19      0.500      0.003



2413496317      111,600.00      111,600.00      6.99  6LIBOR   10/1/2007    650.07      0.500      0.003



2413497317      143,200.00      143,200.00       7.4  6LIBOR    9/1/2007    991.49      0.500      0.003
2413498317       35,800.00       35,800.00      10.5                        327.48      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413409317             0                                                                                   1
2413411317             0                                                                                   1
2413422317             0                                                                                   2
2413424317            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2413426317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413427317             0                                                                                   1
2413429317            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413442317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413451317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413453317             0                                                                                   1
2413454317             0                                                                                   1
2413457317             0                                                                                   2
2413461317             0                                                                                   1
2413467317             0                                                                                   1
2413469317             0                                                                                   2
2413470317             0                                                                                   1
2413472317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413475317             0                                                                                   1
2413476317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413482317             0                                                                                   1
2413483317             0                                                                                   1
2413485317             0                                                                                   1
2413494317             0                                                                                   1
2413495317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413496317            24  Partial prepayment at any time without paying any charge. Full prepayment:       1
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2413497317             0                                                                                   1
2413498317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413512317      248,000.00      248,000.00      7.14  6LIBOR   10/1/2007    1475.6      0.500      0.003
2413526317      141,600.00      141,600.00      9.15  6LIBOR   10/1/2007   1154.67      0.500      0.003
2413528317      148,500.00      148,500.00      7.42  6LIBOR   10/1/2007    918.23      0.500      0.003
2413546317      115,855.00      115,855.00      6.85  6LIBOR   10/1/2007    661.34      0.500      0.003



2413547317      485,350.00      485,350.00       7.5  6LIBOR   10/1/2007   3033.44      0.500      0.003
2413563317      281,200.00      281,200.00      8.85                       2232.32      0.500      0.003
2413564317      155,900.00      155,900.00      7.75  6LIBOR    9/1/2007   1116.89      0.500      0.003
2413565317       39,000.00       39,000.00      9.99                        341.97      0.500      0.003
2413566317      123,920.00      123,920.00     7.125  6LIBOR    9/1/2007    834.88      0.500      0.003
2413578317      433,500.00      433,500.00     7.725  6LIBOR   10/1/2008   2790.66      0.500      0.003
2413581317       52,000.00       52,000.00       7.8  6LIBOR   10/1/2007    374.34      0.500      0.003
2413583317      319,500.00      319,500.00      8.25  6LIBOR    9/1/2007   2196.56      0.500      0.003
2413586317      315,000.00      315,000.00      7.43  6LIBOR   10/1/2007   1950.38      0.500      0.003
2413591317      179,520.00      179,520.00       7.1  6LIBOR    9/1/2007   1062.16      0.500      0.003



2413592317       44,880.00       44,880.00     9.742                        385.33      0.500      0.003
2413593317      360,400.00      360,400.00      7.44  6LIBOR    9/1/2007   2234.48      0.500      0.003
2413596317      159,200.00      159,200.00         7  6LIBOR   10/1/2007   1059.17      0.500      0.003
2413600317      432,000.00      432,000.00       7.3  6LIBOR    9/1/2007   2961.67      0.500      0.003
2413602317      240,000.00      240,000.00       7.5  6LIBOR    9/1/2007      1500      0.500      0.003
2413604317       60,000.00       60,000.00      9.99                         526.1      0.500      0.003
2413611317      136,000.00      136,000.00      6.99  6LIBOR   10/1/2007     903.9      0.500      0.003
2413612317      173,600.00      173,600.00       7.7  6LIBOR    9/1/2007    1237.7      0.500      0.003
2413615317      344,000.00      344,000.00      7.65  6LIBOR   10/1/2007      2193      0.500      0.003
2413619317      160,000.00      160,000.00       8.5  6LIBOR   10/1/2007   1230.27      0.500      0.003
2413624317       95,200.00       95,200.00      7.49  6LIBOR   10/1/2007    665.01      0.500      0.003



2413626317      416,500.00      416,500.00      7.14  6LIBOR   10/1/2007   2478.18      0.500      0.003
2413634317      104,000.00      104,000.00     7.675  6LIBOR   10/1/2007    739.69      0.500      0.003
2413635317       26,000.00       26,000.00     10.24                         232.8      0.500      0.003
2413636317      120,000.00      120,000.00       7.1  6LIBOR   10/1/2007       710      0.500      0.003
2413639317       85,650.00       85,650.00      9.99                        751.01      0.500      0.003
2413642317      143,586.00      143,586.00       8.5                       1104.06      0.500      0.003



2413643317      151,920.00      151,920.00       7.4  6LIBOR    9/1/2007   1051.87      0.500      0.003
2413644317       37,980.00       37,980.00      9.99                        333.03      0.500      0.003
2413645317      171,200.00      171,200.00      6.95  6LIBOR   10/1/2007   1133.26      0.500      0.003
2413657317      217,600.00      217,600.00       7.8  6LIBOR   11/1/2007    1414.4      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413512317             0                                                                                   1
2413526317             0                                                                                   2
2413528317             0                                                                                   1
2413546317            24  Partial prepayment at any time without paying any charge. Full prepayment:       1
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2413547317             0                                                                                   2
2413563317             0                                                                                   2
2413564317             0                                                                                   1
2413565317             0                                                                                   1
2413566317             0                                                                                   2
2413578317             0                                                                                   1
2413581317             0                                                                                   2
2413583317             0                                                                                   1
2413586317             0                                                                                   1
2413591317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413592317             0                                                                                   1
2413593317             0                                                                                   2
2413596317             0                                                                                   1
2413600317             0                                                                                   2
2413602317             0                                                                                   2
2413604317             0                                                                                   2
2413611317             0                                                                                   2
2413612317             0                                                                                   2
2413615317             0                                                                                   2
2413619317             0                                                                                   2
2413624317            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2413626317             0                                                                                   2
2413634317             0                                                                                   2
2413635317             0                                                                                   1
2413636317             0                                                                                   1
2413639317             0                                                                                   2
2413642317            36  Partial prepayment at any time without paying any charge. Full prepayment:       1
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2413643317             0                                                                                   1
2413644317             0                                                                                   1
2413645317             0                                                                                   2
2413657317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413661317      749,000.00      749,000.00       7.1  1YRCMT   10/1/2010   4431.58      0.500      0.003



2413667317      130,000.00      130,000.00       7.8  6LIBOR   10/1/2007    935.84      0.500      0.003
2413670317      137,600.00      137,600.00      6.99  6LIBOR   10/1/2007    801.52      0.500      0.003
2413678317      200,000.00      200,000.00       8.9  6LIBOR   11/1/2007   1483.33      0.500      0.003
2413681317       85,500.00       85,500.00      7.25  6LIBOR   10/1/2007    583.27      0.500      0.003



2413697317      236,405.00      236,405.00      8.45  6LIBOR   10/1/2007   1664.69      0.500      0.003
2413698317      146,000.00      146,000.00      6.45  6LIBOR   10/1/2007    784.75      0.500      0.003



2413703317      193,500.00      193,500.00       8.7  6LIBOR   10/1/2007   1402.88      0.500      0.003
2413704317      190,400.00      190,400.00     7.575  6LIBOR   10/1/2008    1201.9      0.500      0.003
2413705317       47,600.00       47,600.00      9.99                        417.38      0.500      0.003
2413712317      193,600.00      193,600.00       6.2  6LIBOR   10/1/2007   1000.27      0.500      0.003



2413715317       48,400.00       48,400.00     9.742                        415.55      0.500      0.003
2413724317      299,000.00      299,000.00       7.8  6LIBOR   10/1/2007   2152.42      0.500      0.003
2413727317      114,400.00      114,400.00         8  6LIBOR   10/1/2007    839.43      0.500      0.003



2413729317      182,500.00      182,500.00      7.99  6LIBOR   10/1/2007   1337.85      0.500      0.003
2413734317      199,500.00      199,500.00      7.99  6LIBOR   10/1/2007   1462.47      0.500      0.003



2413741317      272,800.00      272,800.00      6.99  6LIBOR   10/1/2007   1813.12      0.500      0.003
2413745317      115,200.00      115,200.00     7.625  6LIBOR   10/1/2007    815.38      0.500      0.003
2413747317      191,200.00      191,200.00      6.25  6LIBOR   10/1/2007    995.83      0.500      0.003



2413749317      100,000.00      100,000.00       7.8  6LIBOR   10/1/2007    719.88      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413661317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413667317             0                                                                                   2
2413670317             0                                                                                   1
2413678317             0                                                                                   1
2413681317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413697317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413698317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413703317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413704317             0                                                                                   1
2413705317             0                                                                                   1
2413712317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413715317             0                                                                                   1
2413724317             0                                                                                   1
2413727317            24  Partial prepayment at any time without paying any charge. Full prepayment:       2
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2413729317             0                                                                                   2
2413734317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413741317             0                                                                                   2
2413745317             0                                                                                   1
2413747317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413749317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413753317       59,900.00       59,900.00       6.9  6LIBOR   10/1/2007    394.51      0.500      0.003



2413760317      106,250.00      106,250.00       7.5  6LIBOR   11/1/2007    742.92      0.500      0.003
2413769317      179,920.00      179,920.00      6.85  6LIBOR   10/1/2007   1027.04      0.500      0.003



2413773317      340,000.00      340,000.00      6.99  6LIBOR   10/1/2007    1980.5      0.500      0.003
2413774317      255,000.00      255,000.00       7.4  6LIBOR   10/1/2007    1572.5      0.500      0.003
2413778317      500,000.00      500,000.00      7.15                       3377.04      0.500      0.003
2413780317      124,999.00      124,999.00      9.99                       1096.04      0.500      0.003
2413781317      187,200.00      187,200.00      7.85  6LIBOR   10/1/2008    1224.6      0.500      0.003
2413790317      183,200.00      183,200.00       7.7  6LIBOR   10/1/2007   1175.53      0.500      0.003
2413791317       34,350.00       34,350.00      9.99                         301.2      0.500      0.003
2413797317      237,600.00      237,600.00      8.15  6LIBOR   10/1/2007   1768.34      0.500      0.003
2413801317      109,250.00      109,250.00       8.6  6LIBOR   10/1/2007     847.8      0.500      0.003
2413803317      144,000.00      144,000.00      8.45  6LIBOR   10/1/2008   1102.14      0.500      0.003
2413807317      185,000.00      185,000.00      7.35  6LIBOR   10/1/2007   1133.13      0.500      0.003
2413811317      240,000.00      240,000.00       8.5  6LIBOR   10/1/2007    1845.4      0.500      0.003
2413823317       62,000.00       62,000.00      7.75  6LIBOR   10/1/2007    444.18      0.500      0.003
2413830317      152,800.00      152,800.00      6.95  6LIBOR   10/1/2007   1011.46      0.500      0.003
2413833317      235,000.00      235,000.00       7.7                       1675.46      0.500      0.003
2413834317       38,200.00       38,200.00       9.5                        321.21      0.500      0.003
2413839317       62,980.00       62,980.00     6.875  6LIBOR   10/1/2007    413.74      0.500      0.003
2413846317      165,600.00      165,600.00       7.4  6LIBOR   10/1/2007   1146.59      0.500      0.003
2413858317      235,920.00      235,920.00       7.2  6LIBOR   10/1/2007   1415.52      0.500      0.003



2413859317      128,250.00      128,250.00      8.99  6LIBOR   10/1/2007   1031.01      0.500      0.003
2413862317      279,000.00      279,000.00      8.75  6LIBOR   10/1/2007    2194.9      0.500      0.003
2413867317       80,437.00       80,437.00      7.79  6LIBOR   10/1/2007    578.49      0.500      0.003
2413868317      209,600.00      209,600.00     7.825  6LIBOR   10/1/2007   1512.48      0.500      0.003
2413874317      343,200.00      343,200.00      7.55  6LIBOR   10/1/2007    2159.3      0.500      0.003
2413875317      288,800.00      288,800.00     7.125  6LIBOR   10/1/2007   1714.75      0.500      0.003
2413880317       72,200.00       72,200.00      9.99                        633.08      0.500      0.003
2413890317      151,200.00      151,200.00      6.99  6LIBOR   10/1/2007   1004.93      0.500      0.003
2413891317       37,800.00       37,800.00      9.99                        331.45      0.500      0.003
2413894317      121,600.00      121,600.00      7.85  6LIBOR   10/1/2007    879.58      0.500      0.003
2413896317       50,000.00       50,000.00      7.75  6LIBOR   10/1/2007    358.21      0.500      0.003
2413900317      360,000.00      360,000.00      7.49  6LIBOR   10/1/2007      2247      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413753317            24  Partial prepayment at any time without paying any charge. Full prepayment:       1
                          The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date
2413760317             0                                                                                   2
2413769317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413773317             0                                                                                   1
2413774317             0                                                                                   1
2413778317             0                                                                                   2
2413780317             0                                                                                   2
2413781317             0                                                                                   1
2413790317             0                                                                                   2
2413791317             0                                                                                   2
2413797317             0                                                                                   1
2413801317             0                                                                                   2
2413803317             0                                                                                   2
2413807317             0                                                                                   1
2413811317             0                                                                                   2
2413823317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413830317             0                                                                                   2
2413833317             0                                                                                   1
2413834317             0                                                                                   1
2413839317             0                                                                                   1
2413846317             0                                                                                   2
2413858317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413859317             0                                                                                   2
2413862317             0                                                                                   1
2413867317             0                                                                                   2
2413868317             0                                                                                   2
2413874317             0                                                                                   2
2413875317             0                                                                                   2
2413880317             0                                                                                   2
2413890317             0                                                                                   1
2413891317             0                                                                                   1
2413894317             0                                                                                   1
2413896317             0                                                                                   2
2413900317             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413903317      164,800.00      164,800.00      6.99  6LIBOR   10/1/2007   1095.32      0.500      0.003



2413905317      172,000.00      172,000.00      7.25  6LIBOR   10/1/2007   1173.35      0.500      0.003



2413918317      133,000.00      133,000.00      7.75  6LIBOR   10/1/2007    952.83      0.500      0.003
2413920317      355,500.00      355,500.00      7.98  6LIBOR   10/1/2008   2603.58      0.500      0.003



2413922317       20,000.00       20,000.00      9.99                        175.37      0.500      0.003
2413923317      115,600.00      115,600.00      7.95  6LIBOR   10/1/2007    765.85      0.500      0.003
2413925317      211,500.00      211,500.00      7.65  6LIBOR   10/1/2008   1500.63      0.500      0.003
2413926317      239,400.00      239,400.00       8.5  6LIBOR   10/1/2007   1840.78      0.500      0.003



2413930317      173,250.00      173,250.00      7.15  6LIBOR   10/1/2007   1170.15      0.500      0.003
2413931317       84,000.00       84,000.00      6.85  6LIBOR   10/1/2007     479.5      0.500      0.003
2413932317       81,000.00       81,000.00      8.99  6LIBOR   10/1/2007    651.17      0.500      0.003



2413933317      233,600.00      233,600.00      7.15  6LIBOR   10/1/2007   1577.76      0.500      0.003
2413936317       60,900.00       60,900.00      6.99  6LIBOR   10/1/2007    404.77      0.500      0.003
2413937317       21,750.00       21,750.00       9.5                        182.89      0.500      0.003
2413938317      115,200.00      115,200.00      7.25  6LIBOR   10/1/2007    785.87      0.500      0.003
2413948317      152,915.00      152,915.00       7.1  6LIBOR   10/1/2007    904.75      0.500      0.003
2413949317      288,000.00      288,000.00      7.75  6LIBOR   10/1/2007   2063.27      0.500      0.003
2413951317       26,985.00       26,985.00       9.5                        226.91      0.500      0.003
2413959317       93,500.00       93,500.00     9.375  6LIBOR   10/1/2007    777.69      0.500      0.003
2413960317      405,000.00      405,000.00      6.99  6LIBOR   10/1/2007   2691.76      0.500      0.003
2413961317       98,100.00       98,100.00       7.8  6LIBOR   10/1/2008     706.2      0.500      0.003
2413963317      100,000.00      100,000.00      9.99                        876.84      0.500      0.003
2413966317      210,000.00      210,000.00      7.99                       1539.45      0.500      0.003

2413967317      125,800.00      125,800.00      8.75  6LIBOR   10/1/2007    989.67      0.500      0.003
2413970317      384,000.00      384,000.00      6.85  6LIBOR   10/1/2007      2192      0.500      0.003
2413971317       96,000.00       96,000.00      9.99                        841.76      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413903317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413905317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413918317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413920317            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
2413922317             0                                                                                   1
2413923317             0                                                                                   1
2413925317             0                                                                                   1
2413926317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413930317             0                                                                                   2
2413931317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413932317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2413933317             0                                                                                   1
2413936317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2413937317             0                                                                                   1
2413938317             0                                                                                   1
2413948317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413949317             0                                                                                   2
2413951317             0                                                                                   1
2413959317             0                                                                                   2
2413960317             0                                                                                   1
2413961317             0                                                                                   2
2413963317             0                                                                                   2
2413966317            36  The prepayment charge will equal 1% of the amount prepaid during any             1
                          12-month period.
2413967317             0                                                                                   2
2413970317             0                                                                                   1
2413971317             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2413975317       90,400.00       90,400.00       7.8  6LIBOR   11/1/2007     587.6      0.500      0.003
2413976317       22,600.00       22,600.00     10.24                        202.36      0.500      0.003
2413979317       82,400.00       82,400.00       7.5  6LIBOR   10/1/2007       515      0.500      0.003
2413981317       20,600.00       20,600.00      10.3                        185.37      0.500      0.003
2413985317      187,200.00      187,200.00      6.85  6LIBOR   11/1/2007   1226.65      0.500      0.003
2413986317      202,000.00      202,000.00      6.95  6LIBOR   11/1/2007   1169.92      0.500      0.003
2413987317       50,500.00       50,500.00       9.5                        424.64      0.500      0.003
2413988317      184,000.00      184,000.00      7.24  6LIBOR   10/1/2008   1110.13      0.500      0.003
2413999317      203,200.00      203,200.00      7.25  6LIBOR   10/1/2007   1386.19      0.500      0.003
2414000317       50,800.00       50,800.00      9.99                        445.44      0.500      0.003
2414001317      165,600.00      165,600.00      7.56  6LIBOR   11/1/2007   1164.72      0.500      0.003
2414006317      132,000.00      132,000.00      8.59  6LIBOR   10/1/2007    1023.4      0.500      0.003
2414007317      144,000.00      144,000.00       7.5  6LIBOR   11/1/2007   1006.87      0.500      0.003
2414008317       36,000.00       36,000.00     10.64                        333.09      0.500      0.003
2414010317      166,500.00      166,500.00       9.4  6LIBOR   11/1/2007   1304.25      0.500      0.003
2414011317      337,500.00      337,500.00       8.9  6LIBOR   11/1/2007   2691.36      0.500      0.003
2414030317       88,000.00       88,000.00      7.39  6LIBOR   10/1/2007     608.7      0.500      0.003
2414047317      100,000.00      100,000.00       7.6                        706.08      0.500      0.003
2414048317       69,000.00       69,000.00       7.5  6LIBOR   10/1/2007    482.46      0.500      0.003
2414049317       20,000.00       20,000.00      9.99                        175.37      0.500      0.003
2414053317      127,200.00      127,200.00      8.07  6LIBOR   11/1/2007    855.42      0.500      0.003
2414054317       31,800.00       31,800.00      9.99                        278.84      0.500      0.003
2414057317      132,000.00      132,000.00      6.99  6LIBOR   10/1/2007     768.9      0.500      0.003
2414058317      184,800.00      184,800.00         7  6LIBOR   10/1/2007   1229.48      0.500      0.003
2414060317      172,000.00      172,000.00      7.75  6LIBOR   10/1/2007   1232.23      0.500      0.003
2414072317      151,200.00      151,200.00      7.75  6LIBOR   10/1/2007   1083.22      0.500      0.003
2414074317      510,000.00      510,000.00      8.25  6LIBOR   11/1/2007   3506.25      0.500      0.003
2414077317      108,600.00      108,600.00       7.5  6LIBOR   10/1/2007    759.35      0.500      0.003
2414079317       27,150.00       27,150.00     10.25                         243.3      0.500      0.003
2414082317      228,000.00      228,000.00       7.5  6LIBOR   10/1/2007   1594.21      0.500      0.003
2414089317       82,800.00       82,800.00      7.75  6LIBOR   10/1/2007    593.19      0.500      0.003
2414105317      369,000.00      369,000.00       8.5  6LIBOR   10/1/2007    2837.3      0.500      0.003
2414106317      867,000.00      867,000.00      7.25  6LIBOR   10/1/2007   5238.13      0.500      0.003
2414107317      153,000.00      153,000.00       9.5                       1286.51      0.500      0.003
2414111317      352,000.00      352,000.00       6.9  6LIBOR   10/1/2007   2318.28      0.500      0.003
2414112317       88,000.00       88,000.00      9.99                        771.62      0.500      0.003
2414115317      112,000.00      112,000.00      6.99  6LIBOR   10/1/2007    744.39      0.500      0.003
2414116317      172,000.00      172,000.00      6.93  6LIBOR   11/1/2007   1136.25      0.500      0.003
2414118317       43,000.00       43,000.00      9.99                        377.04      0.500      0.003
2414123317      104,000.00      104,000.00       6.6  6LIBOR   10/1/2007       572      0.500      0.003
2414126317      118,800.00      118,800.00      7.35  6LIBOR   10/1/2007     818.5      0.500      0.003
2414127317      166,600.00      166,600.00      7.99  6LIBOR   10/1/2007    1221.3      0.500      0.003
2414129317      195,000.00      195,000.00       6.9  6LIBOR   10/1/2007   1284.28      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2413975317             0                                                                                   1
2413976317             0                                                                                   1
2413979317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413981317             0                                                                                   1
2413985317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2413986317             0                                                                                   1
2413987317             0                                                                                   1
2413988317             0                                                                                   1
2413999317             0                                                                                   2
2414000317             0                                                                                   2
2414001317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414006317             0                                                                                   1
2414007317             0                                                                                   2
2414008317             0                                                                                   1
2414010317             0                                                                                   2
2414011317             0                                                                                   2
2414030317             0                                                                                   1
2414047317             0                                                                                   2
2414048317             0                                                                                   1
2414049317             0                                                                                   1
2414053317             0                                                                                   1
2414054317             0                                                                                   1
2414057317             0                                                                                   2
2414058317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414060317             0                                                                                   1
2414072317             0                                                                                   1
2414074317             0                                                                                   2
2414077317             0                                                                                   1
2414079317             0                                                                                   1
2414082317             0                                                                                   2
2414089317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414105317             0                                                                                   2
2414106317             0                                                                                   2
2414107317             0                                                                                   2
2414111317             0                                                                                   1
2414112317             0                                                                                   2
2414115317             0                                                                                   1
2414116317             0                                                                                   1
2414118317             0                                                                                   1
2414123317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414126317             0                                                                                   2
2414127317             0                                                                                   2
2414129317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2414133317       72,000.00       72,000.00      8.25  6LIBOR   10/1/2007    540.92      0.500      0.003
2414139317      235,200.00      235,200.00      7.25  6LIBOR   10/1/2007      1421      0.500      0.003
2414140317       58,800.00       58,800.00      9.99                        515.58      0.500      0.003
2414155317      126,000.00      126,000.00      6.99  6LIBOR   10/1/2007    837.44      0.500      0.003
2414168317      188,000.00      188,000.00       7.8  6LIBOR   10/1/2007      1222      0.500      0.003
2414172317      282,000.00      282,000.00      6.99  6LIBOR   10/1/2007   1642.65      0.500      0.003
2414174317      144,000.00      144,000.00       7.8  6LIBOR   10/1/2007       936      0.500      0.003
2414183317       71,175.00       71,175.00       7.7  6LIBOR   10/1/2007    507.45      0.500      0.003
2414195317      111,400.00      111,400.00      6.99  6LIBOR   10/1/2007     740.4      0.500      0.003
2414202317      184,000.00      184,000.00     6.875  6LIBOR   10/1/2007   1208.75      0.500      0.003
2414204317       46,000.00       46,000.00       9.5                         386.8      0.500      0.003
2414207317      138,800.00      138,800.00      6.74  6LIBOR   10/1/2007    899.34      0.500      0.003



2414211317       34,700.00       34,700.00     9.742                        297.93      0.500      0.003
2414215317      251,750.00      251,750.00       8.2  6LIBOR   11/1/2007   1882.48      0.500      0.003
2414224317      339,150.00      339,150.00     7.375  6LIBOR   11/1/2007   2342.43      0.500      0.003
2414225317      119,000.00      119,000.00     7.825  6LIBOR   11/1/2007    858.71      0.500      0.003
2414227317      108,000.00      108,000.00       8.1  6LIBOR   10/1/2007       729      0.500      0.003
2414230317       27,000.00       27,000.00       9.9                        234.96      0.500      0.003
2414235317      112,200.00      112,200.00      6.85  6LIBOR   10/1/2007    735.21      0.500      0.003
2414236317      136,620.00      136,620.00      6.85  6LIBOR   10/1/2007    779.87      0.500      0.003
2414238317       34,155.00       34,155.00       9.5                         287.2      0.500      0.003
2414240317      490,500.00      490,500.00      7.85  6LIBOR   11/1/2007   3547.96      0.500      0.003
2414248317      160,720.00      160,720.00      7.45  6LIBOR   11/1/2007   1118.29      0.500      0.003
2414252317      226,400.00      226,400.00       6.9  6LIBOR   10/1/2007   1491.08      0.500      0.003
2414253317       56,600.00       56,600.00      9.99                        496.29      0.500      0.003
2414255317      104,000.00      104,000.00      7.25  6LIBOR   10/1/2007    709.47      0.500      0.003
2414260317      118,300.00      118,300.00     9.825  6LIBOR   10/1/2007   1022.91      0.500      0.003
2414265317      530,000.00      530,000.00      7.38  6LIBOR   10/1/2007   3662.39      0.500      0.003
2414267317      136,000.00      136,000.00      6.99  6LIBOR   10/1/2008     903.9      0.500      0.003
2414269317      306,769.00      306,769.00     6.375  6LIBOR   10/1/2007   1629.71      0.500      0.003



2414275317      168,000.00      168,000.00       6.5  6LIBOR   10/1/2007   1061.88      0.500      0.003



2414276317      244,800.00      244,800.00       7.1  6LIBOR   10/1/2007    1448.4      0.500      0.003
2414281317      188,000.00      188,000.00      7.95  6LIBOR   10/1/2007    1245.5      0.500      0.003
2414282317       47,000.00       47,000.00      9.99                        412.12      0.500      0.003
2414283317      147,920.00      147,920.00       7.5  6LIBOR   10/1/2007     924.5      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2414133317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414139317             0                                                                                   1
2414140317             0                                                                                   1
2414155317             0                                                                                   2
2414168317             0                                                                                   1
2414172317             0                                                                                   2
2414174317             0                                                                                   1
2414183317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414195317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414202317             0                                                                                   1
2414204317             0                                                                                   1
2414207317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414211317             0                                                                                   1
2414215317             0                                                                                   2
2414224317             0                                                                                   2
2414225317             0                                                                                   1
2414227317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414230317             0                                                                                   2
2414235317             0                                                                                   1
2414236317             0                                                                                   1
2414238317             0                                                                                   1
2414240317             0                                                                                   2
2414248317             0                                                                                   1
2414252317             0                                                                                   1
2414253317             0                                                                                   1
2414255317             0                                                                                   1
2414260317             0                                                                                   2
2414265317             0                                                                                   2
2414267317             0                                                                                   1
2414269317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414275317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414276317             0                                                                                   1
2414281317             0                                                                                   1
2414282317             0                                                                                   1
2414283317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2414289317      127,834.00      127,834.00       7.1  6LIBOR   10/1/2007    859.09      0.500      0.003



2414298317      126,400.00      126,400.00       7.1  6LIBOR   10/1/2007    849.45      0.500      0.003
2414299317      335,750.00      335,750.00      7.45  6LIBOR   10/1/2007   2084.45      0.500      0.003
2414304317       34,580.00       34,580.00     9.742                         296.9      0.500      0.003
2414305317      231,200.00      231,200.00      7.45  6LIBOR   10/1/2007   1608.68      0.500      0.003
2414306317      264,000.00      264,000.00       7.8  6LIBOR   10/1/2007      1716      0.500      0.003
2414307317       57,800.00       57,800.00      9.99                        506.81      0.500      0.003
2414320317      174,400.00      174,400.00       8.9  6LIBOR   11/1/2007   1390.74      0.500      0.003
2414326317      130,000.00      130,000.00      6.95  6LIBOR   10/1/2007    860.54      0.500      0.003
2414334317      126,400.00      126,400.00       7.4                        875.17      0.500      0.003
2414338317      126,400.00      126,400.00       7.5  6LIBOR   11/1/2008    883.81      0.500      0.003
2414341317      120,000.00      120,000.00      7.15  6LIBOR   10/1/2007    810.49      0.500      0.003
2414345317      100,000.00      100,000.00      6.99  6LIBOR   10/1/2007    664.64      0.500      0.003
2414353317       65,000.00       65,000.00       9.5                        546.56      0.500      0.003
2414370317      210,000.00      210,000.00      7.99  6LIBOR   10/1/2007   1539.45      0.500      0.003
2414373317      198,800.00      198,800.00      7.25  6LIBOR   11/1/2007   1356.17      0.500      0.003
2414374317       49,700.00       49,700.00      9.99                        435.79      0.500      0.003
2414384317      111,200.00      111,200.00      7.59  6LIBOR   10/1/2007     784.4      0.500      0.003
2414386317       38,900.00       38,900.00      9.99                        341.09      0.500      0.003
2414388317      120,000.00      120,000.00       6.7  6LIBOR   11/1/2007    774.34      0.500      0.003



2414419317      152,000.00      152,000.00      7.15  6LIBOR   10/1/2007    905.67      0.500      0.003
2414425317      156,000.00      156,000.00      7.65  6LIBOR   11/1/2007     994.5      0.500      0.003



2414426317       39,000.00       39,000.00      9.59                         330.5      0.500      0.003
2414428317      448,000.00      448,000.00      6.95  6LIBOR   10/1/2007   2594.67      0.500      0.003
2414431317      112,000.00      112,000.00       9.5                        941.76      0.500      0.003
2414443317      143,200.00      143,200.00     7.125  6LIBOR   10/1/2007    964.77      0.500      0.003
2414464317       81,360.00       81,360.00      8.25  6LIBOR   10/1/2007    559.35      0.500      0.003



2414466317      140,800.00      140,800.00       7.5  6LIBOR   11/1/2007       880      0.500      0.003
2414469317      148,000.00      148,000.00       7.5  6LIBOR   11/1/2007   1034.84      0.500      0.003
2414471317      284,750.00      284,750.00     7.275  6LIBOR   10/1/2007   1947.33      0.500      0.003
2414487317       67,500.00       67,500.00      7.85  6LIBOR   11/1/2007    488.26      0.500      0.003
2414493317      109,250.00      109,250.00      8.99  6LIBOR   10/1/2007    878.27      0.500      0.003
2414497317      148,750.00      148,750.00      7.65  6LIBOR   11/1/2007   1055.41      0.500      0.003
2414504317      163,200.00      163,200.00      7.55  6LIBOR   11/1/2007   1146.72      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2414289317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414298317             0                                                                                   2
2414299317             0                                                                                   1
2414304317             0                                                                                   1
2414305317             0                                                                                   2
2414306317             0                                                                                   1
2414307317             0                                                                                   2
2414320317             0                                                                                   1
2414326317             0                                                                                   2
2414334317             0                                                                                   2
2414338317             0                                                                                   1
2414341317             0                                                                                   2
2414345317             0                                                                                   1
2414353317             0                                                                                   1
2414370317             0                                                                                   2
2414373317             0                                                                                   1
2414374317             0                                                                                   1
2414384317             0                                                                                   1
2414386317             0                                                                                   2
2414388317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414419317             0                                                                                   1
2414425317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414426317             0                                                                                   1
2414428317             0                                                                                   2
2414431317             0                                                                                   2
2414443317             0                                                                                   2
2414464317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414466317             0                                                                                   1
2414469317             0                                                                                   2
2414471317             0                                                                                   2
2414487317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414493317             0                                                                                   1
2414497317             0                                                                                   2
2414504317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2414506317       40,800.00       40,800.00     10.64                         377.5      0.500      0.003
2414517317       76,000.00       76,000.00       7.3  6LIBOR   10/1/2007    521.04      0.500      0.003



2414526317      234,000.00      234,000.00      9.15  6LIBOR   11/1/2008   1784.25      0.500      0.003
2414535317      151,000.00      151,000.00      8.45  6LIBOR   10/1/2007   1063.29      0.500      0.003
2414542317      102,000.00      102,000.00       9.4  6LIBOR   11/1/2007    850.24      0.500      0.003
2414576317       88,000.00       88,000.00       6.4  6LIBOR   10/1/2007    550.45      0.500      0.003
2414581317       89,600.00       89,600.00      9.55  6LIBOR   10/1/2007    756.68      0.500      0.003
2414582317      115,600.00      115,600.00      7.15  6LIBOR   11/1/2007    780.78      0.500      0.003
2414584317      372,000.00      372,000.00       7.4  6LIBOR   11/1/2007      2294      0.500      0.003
2414585317       93,000.00       93,000.00      9.99                        815.46      0.500      0.003
2414608317       39,980.00       39,980.00        10                        350.86      0.500      0.003
2414609317      289,500.00      289,500.00      7.85                       2094.06      0.500      0.003
2414621317      113,800.00      113,800.00      9.25  6LIBOR   10/1/2007    936.21      0.500      0.003
2414630317      106,640.00      106,640.00      7.15  6LIBOR   10/1/2007    720.26      0.500      0.003
2414649317      200,000.00      200,000.00      7.85  6LIBOR   11/1/2007   1446.67      0.500      0.003
2414653317      240,000.00      240,000.00      6.55  6LIBOR   10/1/2007      1310      0.500      0.003



2414662317      180,000.00      180,000.00       9.7  6LIBOR   11/1/2007   1539.88      0.500      0.003
2414663317      391,500.00      391,500.00      8.85  6LIBOR   11/1/2007   2887.31      0.500      0.003



2414669317      136,800.00      136,800.00      8.99  6LIBOR   11/1/2007   1099.74      0.500      0.003
2414691317      122,400.00      122,400.00      6.85  6LIBOR   10/1/2007     698.7      0.500      0.003
2414700317       42,000.00       42,000.00      9.65                        357.77      0.500      0.003
2414706317       69,000.00       69,000.00       7.6  6LIBOR   11/1/2007     487.2      0.500      0.003



2414719317      252,000.00      252,000.00       7.5  6LIBOR   11/1/2007   1762.03      0.500      0.003
2414724317      167,200.00      167,200.00      7.99  6LIBOR   10/1/2007   1225.69      0.500      0.003
2414728317      226,100.00      226,100.00       7.8  6LIBOR   11/1/2007   1627.63      0.500      0.003
2414821317       63,000.00       63,000.00      8.25  6LIBOR   11/1/2007     473.3      0.500      0.003
2414824317      156,855.00      156,855.00      7.75  6LIBOR   11/1/2007   1123.73      0.500      0.003
2414839317      149,600.00      149,600.00      7.75  6LIBOR   11/1/2007   1071.76      0.500      0.003
2414840317       37,400.00       37,400.00      9.99                        327.94      0.500      0.003
2414850317       88,000.00       88,000.00      7.55  6LIBOR   11/1/2007    618.33      0.500      0.003
2414880317       35,790.00       35,790.00      9.99                        313.82      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2414506317             0                                                                                   1
2414517317            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2414526317             0                                                                                   2
2414535317             0                                                                                   1
2414542317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414576317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414581317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
2414582317             0                                                                                   1
2414584317             0                                                                                   2
2414585317             0                                                                                   2
2414608317             0                                                                                   2
2414609317             0                                                                                   1
2414621317             0                                                                                   1
2414630317             0                                                                                   2
2414649317             0                                                                                   1
2414653317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       1
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414662317             0                                                                                   1
2414663317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2414669317             0                                                                                   2
2414691317             0                                                                                   1
2414700317             0                                                                                   1
2414706317            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
2414719317             0                                                                                   2
2414724317             0                                                                                   2
2414728317             0                                                                                   1
2414821317             0                                                                                   2
2414824317             0                                                                                   2
2414839317             0                                                                                   2
2414840317             0                                                                                   2
2414850317            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
2414880317             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
2414946317      230,384.00      230,384.00      10.2  6LIBOR   11/1/2007   2055.92      0.500      0.003
2414952317       91,800.00       91,800.00       9.5  6LIBOR   11/1/2007    771.91      0.500      0.003
2414999317      196,000.00      196,000.00      7.49  6LIBOR   11/1/2007   1369.12      0.500      0.003
2415047317      149,600.00      149,600.00      7.99  6LIBOR   11/1/2007    996.09      0.500      0.003
2415055317      238,317.60      238,317.60      8.45  6LIBOR   11/1/2007   1678.15      0.500      0.003
2415070317      104,000.00      104,000.00      8.35  6LIBOR   11/1/2007    723.67      0.500      0.003
2415087317      215,920.00      215,920.00       7.4  6LIBOR   11/1/2008   1331.51      0.500      0.003



2415167317      244,000.00      244,000.00      7.55  6LIBOR   11/1/2007   1714.45      0.500      0.003
2415194317      450,000.00      450,000.00       8.2  6LIBOR   11/1/2007      3075      0.500      0.003
2415208317      120,000.00      120,000.00       8.2  6LIBOR   11/1/2007    897.31      0.500      0.003
2415318317       72,500.00       72,500.00      7.75  6LIBOR   11/1/2007     519.4      0.500      0.003
2415356317      300,000.00      300,000.00      6.89  6LIBOR   11/1/2007    1973.8      0.500      0.003



2415442317       32,580.00       32,580.00     10.25                        291.95      0.500      0.003
3087259772      183,000.00      182,916.86     9.875  6LIBOR    9/1/2007   1589.08      0.500      0.003
3087302772      129,500.00      129,442.09      9.95  6LIBOR    8/1/2007   1131.68      0.500      0.003
3087337772      272,000.00      272,000.00      8.75  6LIBOR    9/1/2007   1983.33      0.500      0.003
3087354772      196,000.00      196,000.00       7.4  6LIBOR    8/1/2008   1208.67      0.500      0.003
3087378772      120,700.00      120,618.84      7.99  6LIBOR    9/1/2007    884.82      0.500      0.003



3087388772      380,000.00      379,738.48     7.875  6LIBOR    8/1/2007   2755.27      0.500      0.003
3087404772      184,000.00      184,000.00     6.675  6LIBOR    8/1/2008    1023.5      0.500      0.003


3087406772       46,000.00       45,981.71      10.5                        420.79      0.500      0.003
3087443772       98,550.00       98,492.11      8.65  6LIBOR    9/1/2008    768.27      0.500      0.003
3087449772      140,000.00      139,929.67       9.4  6LIBOR    8/1/2008      1167      0.500      0.003
3087463772      178,650.00      178,404.62     8.025  6LIBOR    8/1/2007   1313.99      0.500      0.003



3087499772      274,500.00      274,297.90      7.55  6LIBOR    8/1/2008   1928.76      0.500      0.003



3087500772      238,400.00      238,392.17         7  6LIBOR    8/1/2007   1390.67      0.500      0.003
3087501772       59,600.00       59,497.60      10.5                        545.19      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
2414946317             0                                                                                   1
2414952317             0                                                                                   2
2414999317             0                                                                                   1
2415047317             0                                                                                   2
2415055317             0                                                                                   1
2415070317             0                                                                                   2
2415087317            36  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2415167317             0                                                                                   1
2415194317             0                                                                                   2
2415208317             0                                                                                   1
2415318317             0                                                                                   2
2415356317            24  Partial prepayment at any time without paying any charge. Full Prepayment:       2
                          The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti
2415442317             0                                                                                   2
3087259772             0                                                                                   2
3087302772             0                                                                                   2
3087337772             0                                                                                   1
3087354772             0                                                                                   1
3087378772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087388772             0                                                                                   1
3087404772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087406772             0                                                                                   2
3087443772             0                                                                                   1
3087449772             0                                                                                   2
3087463772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087499772            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087500772             0                                                                                   1
3087501772             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3087505772      185,000.00      185,000.00       6.5  6LIBOR    9/1/2008   1002.08      0.500      0.003


3087510772      233,600.00      233,600.00         7  6LIBOR    8/1/2007   1362.67      0.500      0.003
3087512772      153,600.00      153,600.00      6.85  6LIBOR    9/1/2007   1006.48      0.500      0.003
3087542772      339,000.00      339,000.00      7.75  6LIBOR    9/1/2007   2428.64      0.500      0.003
3087546772      219,900.00      219,900.00      6.99  6LIBOR    8/1/2008   1280.92      0.500      0.003
3087565772      224,000.00      224,000.00      6.45  6LIBOR    8/1/2007      1204      0.500      0.003


3087567772      201,600.00      201,600.00      6.99  6LIBOR    9/1/2008   1174.32      0.500      0.003
3087569772      136,000.00      136,000.00      6.55  6LIBOR    9/1/2008    864.09      0.500      0.003



3087586772      223,200.00      223,200.00       8.5  6LIBOR    9/1/2007   1716.22      0.500      0.003



3087589772      239,920.00      239,718.43     6.875  6LIBOR    9/1/2007   1576.11      0.500      0.003
3087591772      297,000.00      297,000.00      7.65  6LIBOR    9/1/2008   2107.26      0.500      0.003
3087596772      144,000.00      144,000.00      6.65  6LIBOR    9/1/2007    924.43      0.500      0.003



3087598772      137,200.00      137,200.00       7.7  6LIBOR    9/1/2007    978.19      0.500      0.003
3087609772      497,700.00      497,700.00      7.25  6LIBOR    9/1/2008    3395.2      0.500      0.003
3087617772      531,000.00      531,000.00      7.25  6LIBOR    9/1/2007   3208.13      0.500      0.003
3087629772      586,500.00      586,500.00      6.75  6LIBOR    9/1/2007   3299.06      0.500      0.003
3087631772      254,915.00      252,963.75      7.35  6LIBOR    9/1/2007    1756.3      0.500      0.003
3087633772      144,800.00      144,666.53       6.4  6LIBOR    9/1/2008    905.74      0.500      0.003



3087634772       36,200.00       36,184.16     10.05                        319.02      0.500      0.003



3087635772      156,000.00      156,000.00      6.99  6LIBOR    9/1/2007     908.7      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3087505772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087510772             0                                                                                   1
3087512772             0                                                                                   2
3087542772             0                                                                                   1
3087546772             0                                                                                   1
3087565772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087567772             0                                                                                   1
3087569772            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087586772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087589772             0                                                                                   1
3087591772             0                                                                                   2
3087596772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087598772             0                                                                                   2
3087609772             0                                                                                   1
3087617772             0                                                                                   1
3087629772             0                                                                                   2
3087631772             0                                                                                   2
3087633772            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087634772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087635772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3087657772      446,400.00      446,034.08         7  6LIBOR    8/1/2007   2969.92      0.500      0.003



3087658772      252,000.00      251,584.83      6.99  6LIBOR    8/1/2007   1674.88      0.500      0.003
3087660772      186,000.00      186,000.00      6.95  6LIBOR    9/1/2008   1077.25      0.500      0.003
3087668772      180,000.00      179,687.93       7.5  6LIBOR    8/1/2007   1258.59      0.500      0.003
3087671772      188,000.00      187,659.16       6.5  6LIBOR    8/1/2007   1188.29      0.500      0.003


3087672772      268,000.00      268,000.00       7.4  6LIBOR    8/1/2007   1652.67      0.500      0.003
3087692772      253,600.00      253,600.00      7.65  6LIBOR    9/1/2008   1799.33      0.500      0.003
3087711772      263,415.00      263,415.00       7.6  6LIBOR    8/1/2007    1668.3      0.500      0.003



3087713772      189,000.00      188,849.60      7.15  6LIBOR    9/1/2008   1276.52      0.500      0.003
3087714772      207,000.00      206,847.91      7.55  6LIBOR    9/1/2007   1454.47      0.500      0.003
3087720772      140,000.00      140,000.00      7.25                        955.05      0.500      0.003
3087723772      220,000.00      220,000.00      6.58  6LIBOR    9/1/2007   1402.15      0.500      0.003
3087733772      260,100.00      260,100.00      8.25  6LIBOR    9/1/2008   1954.05      0.500      0.003
3087740772      180,000.00      179,852.16      6.99                       1196.34      0.500      0.003


3087745772      448,200.00      448,200.00      6.95  6LIBOR    9/1/2007   2966.86      0.500      0.003
3087746772      250,000.00      250,000.00         7  6LIBOR    9/1/2007   1663.26      0.500      0.003



3087758772      302,000.00      301,773.62      7.45  6LIBOR    9/1/2007    2101.3      0.500      0.003
3087765772      311,500.00      311,500.00       9.4  6LIBOR    9/1/2007   2596.57      0.500      0.003
3087771772      190,400.00      190,400.00      7.65  6LIBOR    9/1/2008    1213.8      0.500      0.003
3087773772      140,000.00      140,000.00      7.85  6LIBOR    9/1/2007   1012.67      0.500      0.003
3087775772      396,000.00      396,000.00      7.35  6LIBOR   10/1/2007   2728.33      0.500      0.003
3087777772      236,000.00      236,000.00     7.025  6LIBOR    9/1/2008   1381.58      0.500      0.003
3087814772      435,000.00      434,719.76       8.2                       3252.74      0.500      0.003
3087823772      258,000.00      258,000.00         8  6LIBOR    9/1/2008      1720      0.500      0.003
3087824772      259,650.00      259,443.38      7.15  6LIBOR    9/1/2007    1753.7      0.500      0.003
3087837772      306,000.00      306,000.00       6.5  6LIBOR    9/1/2007   1934.13      0.500      0.003


3087842772      300,000.00      300,000.00     7.125  6LIBOR   10/1/2007   2021.16      0.500      0.003
3087843772      176,800.00      176,800.00      6.85  6LIBOR    9/1/2007   1009.23      0.500      0.003


3087849772      177,200.00      177,200.00      7.65  6LIBOR    9/1/2007   1257.26      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3087657772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087658772             0                                                                                   2
3087660772             0                                                                                   1
3087668772             0                                                                                   2
3087671772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087672772             0                                                                                   2
3087692772             0                                                                                   2
3087711772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087713772             0                                                                                   2
3087714772             0                                                                                   2
3087720772             0                                                                                   2
3087723772            24  Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.            2
3087733772             0                                                                                   2
3087740772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087745772             0                                                                                   2
3087746772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087758772             0                                                                                   2
3087765772             0                                                                                   2
3087771772             0                                                                                   1
3087773772             0                                                                                   1
3087775772             0                                                                                   2
3087777772             0                                                                                   1
3087814772             0                                                                                   2
3087823772             0                                                                                   1
3087824772             0                                                                                   2
3087837772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087842772             0                                                                                   1
3087843772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087849772             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3087855772      304,200.00      304,200.00       7.5  6LIBOR    9/1/2008   2127.02      0.500      0.003


3087858772      366,000.00      366,000.00     7.325  6LIBOR    9/1/2008   2234.13      0.500      0.003
3087859772      407,920.00      407,595.40      7.15  6LIBOR    9/1/2007   2755.12      0.500      0.003



3087860772       76,485.00       76,452.57      10.2                        682.55      0.500      0.003



3087886772      231,200.00      231,200.00      6.55  6LIBOR    9/1/2007   1468.96      0.500      0.003



3087888772      171,000.00      171,000.00      7.25  6LIBOR   10/1/2007   1033.13      0.500      0.003



3087912772      318,500.00      318,500.00       7.7  6LIBOR   10/1/2007   2270.78      0.500      0.003



3087925772      175,000.00      175,000.00      7.65  6LIBOR    9/1/2007   1115.63      0.500      0.003
3087927772      182,750.00      182,750.00      7.99  6LIBOR   10/1/2007   1339.69      0.500      0.003
3087942772      182,400.00      182,261.89       7.4  6LIBOR    9/1/2007   1262.91      0.500      0.003
3087944772      152,000.00      152,000.00       7.2  6LIBOR   10/1/2007   1031.76      0.500      0.003
3087965772      247,500.00      247,500.00       7.5  6LIBOR   10/1/2007   1730.56      0.500      0.003
3087971772      788,400.00      788,400.00      6.99  6LIBOR   10/1/2007   4592.43      0.500      0.003
3087990772       89,600.00       89,600.00       7.3  6LIBOR    9/1/2007    614.28      0.500      0.003
3087994772      495,000.00      495,000.00       7.4  6LIBOR    9/1/2007   3427.29      0.500      0.003
3087995772      328,000.00      327,742.85     7.225                       2231.98      0.500      0.003
3088005772      375,250.00      375,250.00      8.25  6LIBOR    9/1/2008   2819.13      0.500      0.003
3088012772      154,800.00      154,800.00     8.375  6LIBOR   10/1/2007    1176.6      0.500      0.003
3088019772      315,000.00      314,771.78      7.62  6LIBOR    9/1/2007   2228.47      0.500      0.003
3088052772      504,000.00      504,000.00      7.15  6LIBOR   10/1/2007      3003      0.500      0.003
3088053772      305,900.00      305,900.00         7  6LIBOR   10/1/2007   1784.42      0.500      0.003


3088065772      319,500.00      319,500.00      6.99  6LIBOR   10/1/2007   1861.09      0.500      0.003
3088069772      330,000.00      330,000.00     7.675  6LIBOR   10/1/2008   2110.63      0.500      0.003
3088076772      212,400.00      212,400.00      6.75  6LIBOR   10/1/2007   1194.75      0.500      0.003



 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3087855772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3087858772             0                                                                                   2
3087859772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087860772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087886772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087888772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087912772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3087925772             0                                                                                   1
3087927772             0                                                                                   1
3087942772             0                                                                                   1
3087944772             0                                                                                   2
3087965772             0                                                                                   1
3087971772             0                                                                                   2
3087990772             0                                                                                   2
3087994772             0                                                                                   2
3087995772             0                                                                                   2
3088005772             0                                                                                   2
3088012772             0                                                                                   1
3088019772             0                                                                                   2
3088052772             0                                                                                   2
3088053772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088065772             0                                                                                   1
3088069772             0                                                                                   1
3088076772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3088077772       39,800.00       39,800.00      10.7                        370.04      0.500      0.003


3088097772      190,400.00      190,400.00      8.35  6LIBOR    9/1/2007   1443.82      0.500      0.003
3088099772       75,645.00       75,645.00     8.225  6LIBOR   10/1/2008    566.97      0.500      0.003
3088103772      150,000.00      150,000.00         8  6LIBOR   10/1/2007   1100.65      0.500      0.003
3088115772      104,000.00      104,000.00       7.8  6LIBOR   10/1/2007    748.67      0.500      0.003
3088116772       79,900.00       79,900.00      7.55  6LIBOR   10/1/2007    561.42      0.500      0.003



3088120772       20,000.00       20,000.00      9.49                        168.03      0.500      0.003



3088126772      394,425.00      394,425.00      7.99  6LIBOR   10/1/2007   2626.21      0.500      0.003
3088127772      160,000.00      160,000.00      6.75  6LIBOR   10/1/2007   1037.76      0.500      0.003


3088136772      300,000.00      300,000.00       6.9  6LIBOR   10/1/2008      1725      0.500      0.003
3088145772      120,000.00      120,000.00     8.225  6LIBOR   10/1/2007     822.5      0.500      0.003
3088152772      409,500.00      409,500.00      7.95  6LIBOR   10/1/2007   2712.94      0.500      0.003
3088154772      351,750.00      351,750.00       7.3  6LIBOR   10/1/2007    2411.5      0.500      0.003



3088159772      240,000.00      240,000.00      6.55  6LIBOR   10/1/2007      1310      0.500      0.003


3088162772      150,400.00      150,400.00       7.5  6LIBOR   10/1/2007   1051.62      0.500      0.003
3088164772      167,000.00      167,000.00     7.575  6LIBOR   10/1/2007   1176.28      0.500      0.003
3088168772      206,000.00      206,000.00      7.25  6LIBOR   11/1/2007   1244.58      0.500      0.003
3088175772       77,805.00       77,805.00      8.35  6LIBOR   10/1/2007    590.01      0.500      0.003



3088176772      278,400.00      278,400.00      7.75  6LIBOR   11/1/2007    1994.5      0.500      0.003
3088198772      197,100.00      197,100.00      6.89  6LIBOR   10/1/2007   1296.79      0.500      0.003
3088204772      385,600.00      385,600.00       7.5  6LIBOR   10/1/2007   2696.18      0.500      0.003
3088211772      132,000.00      132,000.00       6.8  6LIBOR   10/1/2007    860.55      0.500      0.003



3088213772      256,800.00      256,800.00      7.25  6LIBOR   11/1/2007   1751.83      0.500      0.003



 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3088077772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088097772             0                                                                                   1
3088099772             0                                                                                   1
3088103772             0                                                                                   2
3088115772             0                                                                                   1
3088116772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088120772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088126772             0                                                                                   2
3088127772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088136772             0                                                                                   1
3088145772             0                                                                                   1
3088152772             0                                                                                   1
3088154772            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088159772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088162772             0                                                                                   1
3088164772             0                                                                                   2
3088168772             0                                                                                   1
3088175772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088176772             0                                                                                   1
3088198772             0                                                                                   2
3088204772             0                                                                                   2
3088211772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088213772            12  Partial prepayment at any time without paying any charge. Full Prepayment        1
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3088222772      122,400.00      122,400.00      6.74  6LIBOR   10/1/2007    793.08      0.500      0.003
3088225772      232,000.00      232,000.00       7.3  6LIBOR   10/1/2007   1590.53      0.500      0.003
3088229772      228,000.00      228,000.00     6.875  6LIBOR   10/1/2007    1497.8      0.500      0.003
3088244772       75,000.00       75,000.00      8.75                        662.79      0.500      0.003
3088258772      275,200.00      275,200.00      7.55  6LIBOR   10/1/2007   1731.47      0.500      0.003
3088281772      563,000.00      563,000.00      7.29  6LIBOR   10/1/2007   3855.94      0.500      0.003
3088291772      140,800.00      140,800.00     7.725  6LIBOR   10/1/2007   1006.28      0.500      0.003
3088301772      147,200.00      147,200.00       8.9  6LIBOR   11/1/2007   1173.83      0.500      0.003
3088302772      340,000.00      340,000.00     7.625  6LIBOR   10/1/2007    2406.5      0.500      0.003
3088304772      248,000.00      248,000.00       7.4  6LIBOR   10/1/2007   1529.33      0.500      0.003
3088307772      285,000.00      285,000.00       7.3  6LIBOR   11/1/2007   1953.88      0.500      0.003
3088310772      198,400.00      198,400.00      7.55  6LIBOR   10/1/2007   1248.27      0.500      0.003



3088312772       49,600.00       49,600.00      9.99                        434.91      0.500      0.003
3088314772      220,000.00      220,000.00      6.99  6LIBOR   10/1/2007   1462.19      0.500      0.003
3088320772      151,920.00      151,920.00      6.45  6LIBOR   10/1/2007    816.57      0.500      0.003


3088321772       37,980.00       37,980.00      9.99                        333.03      0.500      0.003
3088326772      356,000.00      356,000.00      7.25  6LIBOR   10/1/2007   2428.55      0.500      0.003
3088331772      123,750.00      123,750.00     8.675  6LIBOR   10/1/2007    966.93      0.500      0.003
3088333772       89,300.00       89,300.00     8.925  6LIBOR   10/1/2007    713.72      0.500      0.003
3088338772      209,700.00      209,700.00       7.7  6LIBOR   10/1/2007   1495.08      0.500      0.003
3088339772      168,000.00      168,000.00      7.65                       1191.99      0.500      0.003
3088350772      374,000.00      374,000.00     7.325  6LIBOR   11/1/2007   2282.96      0.500      0.003
3088351772      130,000.00      130,000.00      7.65  6LIBOR   10/1/2007    922.37      0.500      0.003
3088362772      243,600.00      243,600.00      8.75  6LIBOR   11/1/2007   1776.25      0.500      0.003



3088363772      170,000.00      170,000.00       7.2  6LIBOR   10/1/2007   1153.95      0.500      0.003
3088365772      160,000.00      160,000.00       7.4  1YRCMT   11/1/2010    986.67      0.500      0.003
3088366772      250,720.00      250,720.00      7.75  6LIBOR   10/1/2007   1796.19      0.500      0.003
3088367772       62,680.00       62,680.00      9.99                         549.6      0.500      0.003
3088376772      116,800.00      116,800.00     7.575  6LIBOR   10/1/2008    822.69      0.500      0.003
3088381772      296,000.00      296,000.00      8.35  6LIBOR   10/1/2007    2244.6      0.500      0.003



3088386772      115,900.00      115,900.00     7.875  6LIBOR   10/1/2008    840.36      0.500      0.003
3088387772       28,988.00       28,988.00      9.99                        311.33      0.500      0.003
3088405772      268,000.00      268,000.00       7.1  6LIBOR   10/1/2007   1585.67      0.500      0.003
3088407772      320,450.00      320,450.00      7.14  6LIBOR   10/1/2007   1906.68      0.500      0.003
3088417772      118,800.00      118,800.00      7.14  6LIBOR   11/1/2007    801.59      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3088222772            24  Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.            2
3088225772             0                                                                                   2
3088229772             0                                                                                   2
3088244772             0                                                                                   2
3088258772             0                                                                                   1
3088281772             0                                                                                   2
3088291772             0                                                                                   2
3088301772            24  Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.            1
3088302772             0                                                                                   2
3088304772             0                                                                                   1
3088307772             0                                                                                   1
3088310772            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088312772             0                                                                                   1
3088314772             0                                                                                   1
3088320772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088321772             0                                                                                   2
3088326772             0                                                                                   1
3088331772             0                                                                                   1
3088333772             0                                                                                   1
3088338772             0                                                                                   2
3088339772             0                                                                                   1
3088350772             0                                                                                   2
3088351772             0                                                                                   2
3088362772            12  Partial prepayment at any time without paying a charge. However, if during       1
                          the THREE year period beginning with the date I execute the Note (the
                          "Charge Period") I make a full prepayment; The prepayment charge will equal the lesser of 3 months interest or
3088363772             0                                                                                   1
3088365772             0                                                                                   1
3088366772             0                                                                                   2
3088367772             0                                                                                   2
3088376772             0                                                                                   1
3088381772            24  Partial prepayment at any time without paying a charge. However, if during       1
                          the THREE year period beginning with the date I execute the Note (the
                          "Charge Period") I make a full prepayment; The prepayment charge will equal the lesser of 3 months interest or
3088386772             0                                                                                   2
3088387772             0                                                                                   1
3088405772             0                                                                                   1
3088407772             0                                                                                   2
3088417772             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3088418772       29,700.00       29,700.00      9.99                        260.42      0.500      0.003
3088439772      243,000.00      243,000.00       8.1  6LIBOR   10/1/2007   1800.02      0.500      0.003
3088441772      232,000.00      232,000.00      7.75  6LIBOR   11/1/2007   1662.08      0.500      0.003
3088442772       58,000.00       58,000.00      9.99                        508.57      0.500      0.003
3088449772      106,250.00      106,250.00       7.3  6LIBOR   10/1/2007    728.42      0.500      0.003



3088450772      308,000.00      308,000.00       7.5  6LIBOR   10/1/2007   2153.59      0.500      0.003
3088465772      140,000.00      140,000.00     8.625  6LIBOR   10/1/2007   1088.91      0.500      0.003
3088468772      250,750.00      250,750.00      7.15  6LIBOR   11/1/2007   1494.05      0.500      0.003
3088475772      228,000.00      228,000.00      6.99  6LIBOR   10/1/2007    1328.1      0.500      0.003
3088480772      187,120.00      187,120.00       7.9  6LIBOR   11/1/2007      1360      0.500      0.003
3088497772      316,000.00      316,000.00      8.99  6LIBOR   11/1/2007   2540.34      0.500      0.003
3088519772      291,920.00      291,920.00       7.5  6LIBOR   11/1/2007    1824.5      0.500      0.003
3088521772      245,920.00      245,920.00      7.55  6LIBOR   11/1/2007   1727.94      0.500      0.003
3088536772      150,400.00      150,400.00       7.5  6LIBOR   11/1/2007       940      0.500      0.003
3088593772      280,000.00      280,000.00     8.425  6LIBOR   11/1/2007   1965.83      0.500      0.003
3088619772      303,920.00      303,920.00      7.35  6LIBOR   11/1/2007   1861.51      0.500      0.003
3088659772      420,000.00      420,000.00      7.85  6LIBOR   11/1/2007   3038.01      0.500      0.003
3088715772      198,400.00      198,400.00       6.6  6LIBOR   11/1/2007    1267.1      0.500      0.003


3088756772      336,000.00      336,000.00     7.925  6LIBOR   11/1/2007      2219      0.500      0.003
3483603222      298,100.00      298,100.00       6.9  6LIBOR    8/1/2008   1714.08      0.500      0.003
3483639222       63,000.00       62,941.65     6.375  6LIBOR    8/1/2007    393.04      0.500      0.003
3483651222      117,000.00      116,925.70      8.27  6LIBOR    8/1/2007    880.63      0.500      0.003
3483682222      200,700.00      200,700.00      7.35  6LIBOR    9/1/2008   1229.29      0.500      0.003
3483718222       96,800.00       96,800.00       6.8  6LIBOR    8/1/2007    548.53      0.500      0.003
3483720222      140,250.00      140,250.00       6.5  6LIBOR    8/1/2007    886.48      0.500      0.003
3483738222      107,200.00      107,139.58      8.85                        851.02      0.500      0.003
3483739222       47,000.00       46,981.32      10.5                        429.93      0.500      0.003
3483763222      376,280.00      376,280.00      6.95                       2490.78      0.500      0.003
3483764222       94,070.00       94,070.00      10.5                         860.5      0.500      0.003
3483776222       83,200.00       83,200.00      7.25  6LIBOR    9/1/2007    502.67      0.500      0.003
3483785222      164,645.00      164,311.83      7.75  6LIBOR    8/1/2008   1179.54      0.500      0.003
3483786222      150,800.00      150,664.99      6.55                        958.13      0.500      0.003
3483801222       69,000.00       69,000.00     7.375  6LIBOR    9/1/2008    476.57      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3088418772             0                                                                                   1
3088439772             0                                                                                   2
3088441772             0                                                                                   1
3088442772             0                                                                                   1
3088449772            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3088450772             0                                                                                   2
3088465772             0                                                                                   2
3088468772             0                                                                                   2
3088475772             0                                                                                   1
3088480772             0                                                                                   1
3088497772             0                                                                                   2
3088519772             0                                                                                   2
3088521772             0                                                                                   2
3088536772             0                                                                                   1
3088593772             0                                                                                   1
3088619772             0                                                                                   1
3088659772             0                                                                                   2
3088715772            12  Partial prepayment at any time without paying any charge. Full Prepayment        2
                          charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.
3088756772             0                                                                                   1
3483603222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483639222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483651222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483682222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483718222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483720222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483738222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483739222             0                                                                                   1
3483763222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483764222             0                                                                                   2
3483776222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483785222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483786222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483801222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3483810222      115,000.00      115,000.00      7.75  6LIBOR    9/1/2007    823.88      0.500      0.003
3483813222      156,750.00      156,750.00      7.75  6LIBOR    9/1/2007   1122.98      0.500      0.003
3483823222      104,400.00      104,400.00      7.65  6LIBOR    9/1/2008    665.55      0.500      0.003
3483824222      119,920.00      119,920.00      6.85  6LIBOR    8/1/2007    684.54      0.500      0.003
3483829222       75,000.00       75,000.00     7.875  6LIBOR    9/1/2007    492.19      0.500      0.003
3483832222      112,524.80      112,426.96       6.7  6LIBOR    8/1/2008     726.1      0.500      0.003
3483845222       92,000.00       92,000.00       7.2  6LIBOR    8/1/2008       552      0.500      0.003
3483851222      140,400.00      140,400.00       7.1  6LIBOR    8/1/2007     830.7      0.500      0.003



3483852222      123,920.00      123,803.54       6.3  6LIBOR    8/1/2008    767.04      0.500      0.003
3483862222       80,550.00       80,550.00      7.45  6LIBOR    9/1/2007    560.47      0.500      0.003
3483873222      144,900.00      144,900.00      8.25  6LIBOR   10/1/2008    996.19      0.500      0.003
3483876222      600,100.00      600,100.00      6.99  6LIBOR    9/1/2008   3495.58      0.500      0.003
3483881222      247,920.00      247,920.00       7.4  6LIBOR    9/1/2007   1716.55      0.500      0.003
3483884222      158,950.00      158,950.00       6.6  6LIBOR    9/1/2008    874.23      0.500      0.003
3483893222       89,600.00       89,600.00      7.24  6LIBOR    9/1/2008    610.63      0.500      0.003
3483894222       70,000.00       70,000.00       6.9  6LIBOR    9/1/2008     402.5      0.500      0.003
3483896222      109,600.00      109,600.00       7.4  1YRCMT    9/1/2010    675.87      0.500      0.003
3483897222       27,400.00       27,400.00      10.6                        252.69      0.500      0.003
3483900222       85,500.00       85,500.00      7.85  6LIBOR    9/1/2007    618.46      0.500      0.003
3483906222      196,350.00      196,350.00      6.95                       1299.74      0.500      0.003
3483908222      127,300.00      127,300.00      7.75  6LIBOR    9/1/2008       912      0.500      0.003
3483910222      120,000.00      120,000.00      6.99  6LIBOR    9/1/2007       699      0.500      0.003
3483919222      106,800.00      106,800.00     7.275  6LIBOR   10/1/2007    730.38      0.500      0.003
3483920222      191,750.00      191,750.00      8.99  6LIBOR   10/1/2007   1541.49      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3483810222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483813222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483823222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483824222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483829222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483832222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483845222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483851222            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3483852222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483862222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483873222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483876222             0                                                                                   2
3483881222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483884222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483893222             0                                                                                   2
3483894222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483896222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483897222             0                                                                                   1
3483900222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483906222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483908222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483910222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483919222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483920222            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3483924222      265,410.00      265,410.00      7.45  6LIBOR    9/1/2007   1647.75      0.500      0.003
3483926222       60,000.00       60,000.00      6.35  6LIBOR    9/1/2007    373.35      0.500      0.003
3483928222      115,520.00      115,520.00       6.8                        753.11      0.500      0.003
3483931222      136,200.00      136,200.00      6.25  6LIBOR   10/1/2007    838.61      0.500      0.003
3483945222       72,500.00       72,500.00      8.35                        549.78      0.500      0.003
3483947222      123,250.00      123,250.00      7.25  6LIBOR   10/1/2008    744.64      0.500      0.003
3483955222      145,800.00      145,774.80       7.2  6LIBOR    9/1/2007     874.8      0.500      0.003
3483957222      260,000.00      260,000.00       7.5                       1817.96      0.500      0.003
3483962222      102,320.00      102,320.00      6.85  6LIBOR    9/1/2007    584.08      0.500      0.003
3483967222      145,400.00      145,400.00      6.75  6LIBOR    9/1/2007    943.07      0.500      0.003
3484004222      190,240.00      190,240.00      7.45  6LIBOR   10/1/2007   1181.07      0.500      0.003
3484007222      115,200.00      115,200.00       7.9  6LIBOR   10/1/2007     758.4      0.500      0.003
3484011222       92,800.00       92,719.31       6.7  6LIBOR    9/1/2007    598.82      0.500      0.003



3484022222       92,000.00       92,000.00      7.25                        627.61      0.500      0.003
3484024222      108,320.00      108,320.00       7.4  1YRCMT    9/1/2010    667.97      0.500      0.003
3484026222      126,400.00      126,400.00         7                        737.33      0.500      0.003
3484031222       98,390.00       98,390.00       7.2  6LIBOR   10/1/2007    667.86      0.500      0.003
3484037222       84,000.00       84,000.00       6.9  6LIBOR    9/1/2008    553.23      0.500      0.003
3484039222      199,920.00      199,920.00       6.4  6LIBOR    9/1/2008   1066.24      0.500      0.003
3484040222       49,980.00       49,980.00     10.65                        462.81      0.500      0.003
3484041222      119,000.00      119,000.00       6.7  6LIBOR    9/1/2007    664.42      0.500      0.003
3484042222       21,000.00       21,000.00      10.9                        198.41      0.500      0.003
3484051222      135,200.00      135,200.00      6.95  6LIBOR    9/1/2008    894.96      0.500      0.003
3484054222      211,500.00      211,500.00      7.85  6LIBOR    9/1/2007   1383.56      0.500      0.003
3484059222      129,200.00      129,200.00       6.8                        842.29      0.500      0.003
3484064222       60,000.00       60,000.00      6.95  6LIBOR    9/1/2007    397.17      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3483924222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483926222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483928222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483931222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483945222             0                                                                                   1
3483947222             0                                                                                   1
3483955222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483957222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3483962222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3483967222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484004222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484007222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484011222            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3484022222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484024222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484026222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484031222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484037222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484039222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484040222             0                                                                                   2
3484041222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484042222             0                                                                                   1
3484051222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484054222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484059222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484064222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3484075222       98,000.00       98,000.00      7.99                        718.41      0.500      0.003
3484087222      135,120.00      135,120.00       6.5  6LIBOR    9/1/2008    854.06      0.500      0.003
3484098222      104,400.00      104,400.00      7.75  6LIBOR   10/1/2007    747.94      0.500      0.003
3484103222      110,000.00      110,000.00       6.8  6LIBOR   10/1/2007    623.33      0.500      0.003
3484107222      297,000.00      297,000.00      7.55  6LIBOR    9/1/2007   2086.85      0.500      0.003
3484114222      242,550.00      242,550.00       7.2  6LIBOR    9/1/2007   1646.41      0.500      0.003
3484125222      131,400.00      131,400.00       7.9  6LIBOR   10/1/2007    955.03      0.500      0.003
3484132222      108,200.00      108,200.00       7.8  1YRCMT    9/1/2010     778.9      0.500      0.003
3484136222      106,800.00      106,800.00         7  6LIBOR    9/1/2007    710.55      0.500      0.003
3484141222      292,500.00      292,500.00         8  6LIBOR   10/1/2007      1950      0.500      0.003
3484143222      132,750.00      132,750.00      7.99  6LIBOR   10/1/2007    883.89      0.500      0.003
3484159222      316,000.00      316,000.00       6.2  6LIBOR   10/1/2007   1632.67      0.500      0.003



3484164222      162,000.00      162,000.00      7.35  6LIBOR   10/1/2008   1116.14      0.500      0.003
3484167222      104,000.00      104,000.00      6.85  6LIBOR   10/1/2008    681.47      0.500      0.003
3484170222      112,000.00      112,000.00       6.8  6LIBOR   10/1/2007    730.16      0.500      0.003
3484172222      122,315.00      122,315.00       7.4  6LIBOR   10/1/2007    754.28      0.500      0.003
3484181222      210,720.00      210,720.00       6.5  6LIBOR   10/1/2008    1331.9      0.500      0.003
3484188222      133,000.00      133,000.00       7.5  6LIBOR   10/1/2007    831.25      0.500      0.003
3484193222      351,000.00      351,000.00       9.7  6LIBOR   10/1/2007   3002.76      0.500      0.003
3484194222      172,800.00      172,800.00      6.99  6LIBOR   10/1/2007   1148.49      0.500      0.003
3484199222      142,400.00      142,400.00      6.65  6LIBOR   10/1/2007    914.16      0.500      0.003
3484200222       99,900.00       99,900.00       7.9  6LIBOR   10/1/2007    657.68      0.500      0.003
3484202222      153,850.00      153,850.00       7.1                       1033.93      0.500      0.003
3484217222      152,000.00      152,000.00      6.95  6LIBOR   10/1/2007    880.33      0.500      0.003
3484230222      127,500.00      127,500.00      6.65  6LIBOR   10/1/2007    706.56      0.500      0.003
3484231222       22,500.00       22,500.00     10.15                        199.96      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3484075222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484087222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484098222             0                                                                                   2
3484103222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484107222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484114222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484125222             0                                                                                   2
3484132222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484136222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484141222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484143222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484159222            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3484164222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484167222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484170222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484172222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484181222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484188222             0                                                                                   1
3484193222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484194222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484199222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484200222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484202222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484217222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484230222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484231222             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3484240222      116,000.00      116,000.00       6.5                         733.2      0.500      0.003
3484245222      111,920.00      111,920.00      6.65  6LIBOR   10/1/2007    620.22      0.500      0.003
3484246222      204,000.00      204,000.00         7  6LIBOR   10/1/2007      1190      0.500      0.003
3484248222       36,000.00       36,000.00     10.64                        333.09      0.500      0.003
3484258222      153,840.00      153,840.00       7.5  6LIBOR   10/1/2007   1075.68      0.500      0.003
3484268222      117,000.00      117,000.00      7.75  6LIBOR   10/1/2007    755.63      0.500      0.003
3484288222       86,400.00       86,400.00      7.99  6LIBOR   10/1/2007    633.38      0.500      0.003
3484309222      561,000.00      561,000.00      7.85  6LIBOR   10/1/2007   3669.88      0.500      0.003
3484318222      166,500.00      166,500.00       7.8  6LIBOR   10/1/2007   1082.25      0.500      0.003
3484322222      156,240.00      156,240.00       6.9  6LIBOR   10/1/2007      1029      0.500      0.003
3484328222      100,000.00      100,000.00       6.9  6LIBOR   10/1/2008       575      0.500      0.003
3484331222      229,500.00      229,500.00       7.1  6LIBOR   10/1/2007   1542.32      0.500      0.003
3484332222       40,500.00       40,500.00      9.99                        355.12      0.500      0.003
3484333222      124,000.00      124,000.00      6.65  6LIBOR   10/1/2007    796.04      0.500      0.003
3484336222      140,400.00      140,400.00      7.95  6LIBOR   10/1/2007    930.15      0.500      0.003
3484337222      382,000.00      382,000.00       7.6  6LIBOR   10/1/2007   2697.21      0.500      0.003



3484340222      117,000.00      117,000.00       7.3  6LIBOR   10/1/2007    711.75      0.500      0.003
3484346222      140,165.00      140,165.00       6.4  6LIBOR   10/1/2007    876.75      0.500      0.003
3484354222      123,100.00      123,100.00      6.65  6LIBOR   10/1/2007    790.26      0.500      0.003
3484356222      180,000.00      180,000.00      7.45                       1252.43      0.500      0.003
3484359222       94,525.00       94,525.00       8.4  6LIBOR   10/1/2007    720.13      0.500      0.003
3484374222      117,000.00      117,000.00       7.2                        794.19      0.500      0.003
3484375222      137,920.00      137,920.00       6.7  6LIBOR   10/1/2007    889.97      0.500      0.003
3484386222       91,920.00       91,920.00      6.35  6LIBOR   10/1/2007    486.41      0.500      0.003
3484387222      200,000.00      200,000.00      6.45  6LIBOR   10/1/2007   1257.57      0.500      0.003
3484390222       50,000.00       50,000.00        10                        438.79      0.500      0.003
3484391222       64,800.00       64,800.00       8.9  6LIBOR   10/1/2007    516.74      0.500      0.003
3484392222      154,400.00      154,400.00      6.95                       1022.05      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3484240222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484245222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484246222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484248222             0                                                                                   1
3484258222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484268222             0                                                                                   1
3484288222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484309222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484318222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484322222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484328222             0                                                                                   2
3484331222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484332222             0                                                                                   1
3484333222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484336222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484337222            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3484340222             0                                                                                   1
3484346222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484354222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484356222            30  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484359222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484374222             0                                                                                   2
3484375222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484386222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484387222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484390222             0                                                                                   1
3484391222             0                                                                                   2
3484392222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3484394222       92,000.00       92,000.00       6.3  6LIBOR   10/1/2007    569.46      0.500      0.003
3484396222      225,600.00      225,600.00      6.15  6LIBOR   10/1/2007   1374.42      0.500      0.003
3484398222      108,000.00      108,000.00      7.05                        722.16      0.500      0.003
3484399222       27,000.00       27,000.00      9.99                        236.75      0.500      0.003
3484403222       75,000.00       75,000.00         9  6LIBOR   11/1/2007    603.47      0.500      0.003
3484409222      100,000.00      100,000.00       6.7  6LIBOR   10/1/2007    645.28      0.500      0.003
3484414222      120,020.00      120,020.00       7.2  6LIBOR   10/1/2007    814.69      0.500      0.003
3484415222       21,180.00       21,180.00        10                        185.87      0.500      0.003
3484426222      160,000.00      160,000.00       8.2  6LIBOR   10/1/2007   1196.41      0.500      0.003
3484431222      151,920.00      151,920.00       7.3  6LIBOR   10/1/2007   1041.52      0.500      0.003
3484439222       50,000.00       50,000.00      7.75  6LIBOR   11/1/2007    358.21      0.500      0.003
3484450222      171,445.00      171,445.00       7.7                       1222.34      0.500      0.003
3484451222       20,170.00       20,170.00       9.6                        171.08      0.500      0.003
3484458222      114,000.00      114,000.00       6.5  6LIBOR   10/1/2008    720.56      0.500      0.003
3484480222      360,000.00      360,000.00     7.375                       2486.44      0.500      0.003
3484573222      123,250.00      123,250.00       7.4  6LIBOR   11/1/2007    760.04      0.500      0.003
3484636222      120,600.00      120,600.00      7.75  6LIBOR   11/1/2007       864      0.500      0.003
3484641222      150,365.00      150,365.00       8.3  6LIBOR   11/1/2007   1040.02      0.500      0.003
3781558562       62,725.00       62,725.00      7.45  6LIBOR    9/1/2007    436.44      0.500      0.003



3782256562      360,000.00      360,000.00      6.75  6LIBOR    8/1/2007      2025      0.500      0.003



3782273562      114,000.00      113,940.89      9.25  6LIBOR    8/1/2007    937.86      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3484394222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484396222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484398222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484399222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484403222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484409222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484414222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3484415222             0                                                                                   1
3484426222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484431222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484439222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484450222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484451222             0                                                                                   2
3484458222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484480222            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484573222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484636222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3484641222            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3781558562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782256562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782273562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782308562       97,600.00       97,515.13       6.7  6LIBOR    8/1/2008     629.8      0.500      0.003



3782320562      219,920.00      219,920.00      6.35  6LIBOR    8/1/2008   1163.74      0.500      0.003



3782321562      171,700.00      171,700.00       7.5  6LIBOR    9/1/2007   1200.56      0.500      0.003



3782347562      159,920.00      159,920.00       7.5  6LIBOR    7/1/2007     999.5      0.500      0.003



3782370562      212,500.00      212,500.00       6.3  6LIBOR    9/1/2008   1115.63      0.500      0.003
3782380562      143,200.00      143,200.00      6.55  6LIBOR    8/1/2007    781.63      0.500      0.003



3782389562      700,000.00      700,000.00       6.5  6LIBOR    8/1/2008   3791.67      0.500      0.003



3782396562      252,000.00      251,764.50      7.45  6LIBOR    8/1/2007   1753.41      0.500      0.003



3782415562      140,250.00      140,250.00       7.4  6LIBOR    9/1/2007    971.07      0.500      0.003



3782416562      155,700.00      155,700.00      9.45  6LIBOR    9/1/2007   1303.54      0.500      0.003
3782474562      633,250.00      633,250.00      7.65  6LIBOR   10/1/2007   4036.97      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782308562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782320562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782321562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782347562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782370562            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3782380562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782389562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782396562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782415562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782416562             0                                                                                   2
3782474562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782489562      376,000.00      375,428.88       7.4                       2603.35      0.500      0.003



3782493562      117,718.00      117,718.00       6.9  6LIBOR   11/1/2007     775.3      0.500      0.003



3782501562      300,000.00      300,000.00       7.3  6LIBOR    9/1/2008   2056.72      0.500      0.003



3782512562       97,000.00       96,935.69      9.85  6LIBOR    8/1/2007    840.52      0.500      0.003



3782513562      212,000.00      211,804.59       6.4  6LIBOR    8/1/2007   1326.08      0.500      0.003



3782514562       53,000.00       52,976.55        10                        465.12      0.500      0.003



3782522562      212,000.00      211,429.77       6.7  6LIBOR    8/1/2008   1367.99      0.500      0.003



3782541562      100,300.00      100,300.00       7.4  6LIBOR    9/1/2007    618.52      0.500      0.003



3782556562      467,500.00      467,500.00      6.45  6LIBOR    8/1/2007   2512.81      0.500      0.003



3782559562      149,400.00      149,400.00       8.7  6LIBOR    8/1/2008   1083.15      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782489562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782493562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782501562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782512562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782513562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782514562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782522562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782541562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782556562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782559562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782560562      138,020.00      138,020.00       6.5  6LIBOR   10/1/2007    872.39      0.500      0.003



3782562562       25,878.00       25,878.00     10.15                        229.98      0.500      0.003



3782564562      149,250.00      149,250.00       8.3  6LIBOR    9/1/2007   1126.52      0.500      0.003



3782568562      114,168.00      114,073.48      6.95  6LIBOR    9/1/2008    755.74      0.500      0.003



3782569562       28,543.00       28,530.90      10.2                        254.72      0.500      0.003



3782578562      124,857.00      124,857.00       6.7  6LIBOR   11/1/2007    805.68      0.500      0.003



3782579562       23,410.00       23,410.00      9.99                        205.27      0.500      0.003
3782580562      202,500.00      202,335.64      7.05  6LIBOR    8/1/2007   1354.05      0.500      0.003



3782584562      160,000.00      160,000.00       8.6  6LIBOR    9/1/2007   1241.62      0.500      0.003



3782585562      176,250.00      176,102.65       6.9  6LIBOR    8/1/2008   1160.79      0.500      0.003



3782594562      176,598.00      176,598.00       8.5  6LIBOR    8/1/2007    1250.9      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782560562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782562562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782564562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782568562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782569562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782578562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782579562             0                                                                                   2
3782580562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782584562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782585562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782594562             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782599562      252,000.00      252,000.00      8.65  6LIBOR    8/1/2007    1816.5      0.500      0.003



3782601562       68,000.00       68,000.00      6.74  6LIBOR    9/1/2008     440.6      0.500      0.003



3782602562      208,000.00      208,000.00       6.9  6LIBOR    8/1/2007      1196      0.500      0.003



3782604562      103,405.00      103,405.00      7.25  6LIBOR    8/1/2008    624.74      0.500      0.003



3782615562      154,800.00      154,796.65       6.9  6LIBOR    8/1/2008     890.1      0.500      0.003



3782620562      189,000.00      188,856.90       7.4  6LIBOR    8/1/2007    1308.6      0.500      0.003



3782623562      200,000.00      200,000.00       6.9  6LIBOR    8/1/2008      1150      0.500      0.003



3782627562      158,000.00      158,000.00      7.55  6LIBOR    9/1/2007   1110.18      0.500      0.003



3782632562      123,750.00      123,750.00      7.65  6LIBOR   10/1/2007    878.03      0.500      0.003



3782636562      117,000.00      117,000.00      7.25  6LIBOR    9/1/2007    798.15      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782599562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782601562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782602562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782604562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782615562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782620562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782623562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782627562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782632562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782636562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782641562      206,800.00      206,800.00      6.25  6LIBOR    8/1/2007   1077.08      0.500      0.003



3782642562       51,700.00       51,677.12        10                        453.71      0.500      0.003



3782643562      216,000.00      216,000.00       8.6  6LIBOR    9/1/2007   1676.19      0.500      0.003



3782644562      257,520.00      257,520.00      6.55                       1636.18      0.500      0.003



3782650562      144,026.00      144,026.00      6.85  6LIBOR    9/1/2007    822.15      0.500      0.003



3782651562       36,007.00       35,991.24     10.05                        317.32      0.500      0.003



3782653562      176,000.00      176,000.00      6.99  6LIBOR    8/1/2008    1025.2      0.500      0.003



3782657562      106,500.00      106,500.00       8.5  6LIBOR    9/1/2007     818.9      0.500      0.003



3782665562      202,320.00      202,320.00       8.6  6LIBOR   10/1/2007   1449.96      0.500      0.003
3782666562       37,935.00       37,935.00     10.75                        354.12      0.500      0.003
3782669562      353,600.00      353,600.00      7.95  6LIBOR    9/1/2007   2582.28      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782641562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782642562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782643562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782644562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782650562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782651562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782653562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782657562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782665562             0                                                                                   2
3782666562             0                                                                                   2
3782669562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782680562      160,000.00      160,000.00      7.05  6LIBOR    9/1/2007       940      0.500      0.003



3782682562       40,000.00       40,000.00       9.9                        348.08      0.500      0.003



3782690562      329,400.00      329,400.00      7.55  6LIBOR    8/1/2007   2072.48      0.500      0.003



3782691562       36,600.00       36,585.61     10.55                        336.17      0.500      0.003
3782693562      120,000.00      119,916.99      7.85                        868.01      0.500      0.003



3782694562       69,000.00       68,910.78       8.2  6LIBOR    8/1/2007    515.96      0.500      0.003



3782696562      155,120.00      155,120.00      7.65  6LIBOR    9/1/2007    988.89      0.500      0.003



3782697562       38,780.00       38,780.00      10.3                        348.96      0.500      0.003



3782698562      307,000.00      306,667.56       7.4  6LIBOR    8/1/2007   2125.61      0.500      0.003



3782699562      127,500.00      127,500.00      8.35  6LIBOR    9/1/2008    966.85      0.500      0.003



3782709562      597,400.00      597,400.00      6.65  6LIBOR   10/1/2007    3835.1      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782680562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782682562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782690562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782691562             0                                                                                   2
3782693562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782694562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782696562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782697562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782698562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782699562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782709562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782710562       92,000.00       92,000.00       6.9  6LIBOR    9/1/2007    605.92      0.500      0.003



3782711562       23,000.00       23,000.00       9.5                         193.4      0.500      0.003



3782717562      103,200.00      103,130.75         8                        757.25      0.500      0.003



3782720562      178,200.00      178,200.00      7.95  6LIBOR    9/1/2007   1301.37      0.500      0.003



3782721562      143,000.00      143,000.00      7.05  6LIBOR    9/1/2007    840.13      0.500      0.003



3782722562      304,731.00      304,441.85      6.25  6LIBOR    8/1/2007   1876.29      0.500      0.003



3782729562      115,120.00      115,014.91      6.45  6LIBOR    8/1/2007    723.86      0.500      0.003



3782731562      132,000.00      132,000.00      6.95  1YRCMT    9/1/2010     764.5      0.500      0.003



3782738562      198,455.00      198,455.00       7.8  6LIBOR    9/1/2007   1428.62      0.500      0.003



3782743562       31,200.00       31,169.50      9.55                        263.49      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782710562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782711562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782717562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782720562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782721562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782722562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782729562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782731562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782738562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782743562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782745562      182,750.00      182,750.00      8.49                        1584.8      0.500      0.003



3782752562      218,405.00      218,405.00       7.8  6LIBOR    9/1/2007   1572.24      0.500      0.003



3782753562      199,920.00      199,754.50      6.95  6LIBOR    8/1/2007   1323.37      0.500      0.003



3782754562       49,980.00       49,958.12     10.05                        440.46      0.500      0.003



3782759562      147,250.00      147,250.00      7.35  6LIBOR    9/1/2007    901.91      0.500      0.003



3782764562      122,400.00      122,400.00       6.2  6LIBOR    9/1/2007    749.67      0.500      0.003



3782767562      121,100.00      121,051.88      10.5  6LIBOR    9/1/2007   1107.75      0.500      0.003



3782768562      192,000.00      192,000.00      7.05  6LIBOR    9/1/2007   1283.84      0.500      0.003



3782781562      110,000.00      110,000.00       8.5  6LIBOR    9/1/2007    845.81      0.500      0.003



3782782562      172,000.00      171,997.50      6.75  6LIBOR    9/1/2008     967.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782745562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782752562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782753562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782754562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782759562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782764562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782767562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782768562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782781562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782782562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782784562      213,600.00      213,600.00      7.65  6LIBOR    9/1/2007    1361.7      0.500      0.003



3782786562      176,000.00      176,000.00      6.85  6LIBOR    9/1/2007   1004.67      0.500      0.003



3782787562       44,000.00       43,978.58      9.55                        371.59      0.500      0.003



3782790562       92,000.00       91,923.08       6.9  6LIBOR    8/1/2007    605.92      0.500      0.003



3782795562      154,275.00      154,275.00      6.85                        880.65      0.500      0.003



3782799562      104,900.00      104,900.00       6.5  6LIBOR    9/1/2008    568.21      0.500      0.003



3782800562      140,800.00      140,800.00       7.5  6LIBOR    9/1/2007       880      0.500      0.003



3782803562      100,000.00      100,000.00      6.75  6LIBOR    9/1/2007     648.6      0.500      0.003



3782804562      212,000.00      212,000.00      7.75  6LIBOR    9/1/2007   1369.17      0.500      0.003



3782805562       53,000.00       53,000.00     10.35                        478.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782784562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782786562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782787562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782790562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782795562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782799562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782800562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782803562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782804562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782805562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782809562      498,320.00      498,320.00      6.45  6LIBOR    9/1/2007   2678.47      0.500      0.003



3782811562      124,580.00      124,580.00      10.6                       1148.91      0.500      0.003
3782813562      147,920.00      147,920.00      6.99  6LIBOR    9/1/2007    861.63      0.500      0.003



3782819562      400,000.00      400,000.00       6.9  6LIBOR    9/1/2007      2300      0.500      0.003



3782824562      224,800.00      224,512.17       6.9                        1292.6      0.500      0.003



3782825562       56,200.00       56,147.26      9.55                        474.62      0.500      0.003



3782830562      148,500.00      148,500.00      6.99  6LIBOR    9/1/2008    986.98      0.500      0.003



3782836562      323,648.00      323,648.00       6.5  6LIBOR    9/1/2008   2045.68      0.500      0.003



3782838562      111,000.00      110,933.25      6.85  6LIBOR    9/1/2007    633.63      0.500      0.003



3782844562      151,000.00      150,898.47      7.99  6LIBOR    9/1/2007   1106.94      0.500      0.003



3782846562      126,100.00      126,100.00      6.25  6LIBOR    9/1/2007    776.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782809562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782811562             0                                                                                   2
3782813562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782819562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782824562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782825562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782830562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782836562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782838562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782844562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782846562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782849562      374,400.00      374,400.00       7.7  6LIBOR    9/1/2007   2669.33      0.500      0.003



3782856562      124,100.00      123,982.24      6.25  6LIBOR    9/1/2007    764.11      0.500      0.003



3782858562      133,960.00      133,960.00      7.55  6LIBOR    9/1/2007    842.83      0.500      0.003



3782860562      128,320.00      128,320.00      6.75  6LIBOR    9/1/2007    832.29      0.500      0.003



3782868562      160,000.00      160,000.00       8.4  6LIBOR    9/1/2007      1120      0.500      0.003



3782869562      135,000.00      134,909.22      7.99  6LIBOR    9/1/2007    989.65      0.500      0.003



3782879562       98,400.00       98,400.00      6.55  6LIBOR    9/1/2007     625.2      0.500      0.003



3782883562      314,500.00      314,500.00       7.9  6LIBOR    9/1/2008   2285.81      0.500      0.003



3782893562      170,150.00      170,150.00      7.95  6LIBOR    9/1/2007   1242.58      0.500      0.003



3782896562       78,200.00       78,200.00      9.35  6LIBOR    9/1/2007    649.01      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782849562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782856562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782858562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782860562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782868562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782869562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782879562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782883562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782893562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782896562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782904562      127,800.00      127,800.00      8.75  6LIBOR    9/1/2007   1005.41      0.500      0.003



3782905562      176,000.00      176,000.00       6.8  6LIBOR    9/1/2007   1147.39      0.500      0.003



3782906562       44,000.00       44,000.00      10.2                        392.66      0.500      0.003



3782909562       92,000.00       92,000.00       7.5  6LIBOR    9/1/2007    643.28      0.500      0.003



3782914562      202,500.00      202,500.00       8.3  6LIBOR    9/1/2007   1400.63      0.500      0.003



3782915562      169,600.00      169,600.00       6.8  6LIBOR    9/1/2007   1105.67      0.500      0.003



3782916562       42,400.00       42,400.00     10.15                         376.8      0.500      0.003



3782921562      156,480.00      156,480.00      7.75  6LIBOR    9/1/2007   1121.05      0.500      0.003



3782923562      296,650.00      296,650.00       7.4  6LIBOR    9/1/2007   2053.95      0.500      0.003



3782928562      140,000.00      140,000.00      7.75  6LIBOR   10/1/2007    904.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782904562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782905562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782906562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782909562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782914562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782915562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782916562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782921562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782923562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782928562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782929562      148,500.00      148,500.00      7.85                       1074.16      0.500      0.003



3782931562      115,600.00      115,600.00       6.5  6LIBOR    9/1/2007    730.68      0.500      0.003



3782933562       55,000.00       55,000.00       7.5                        509.86      0.500      0.003



3782934562      148,112.00      148,009.55      7.85  6LIBOR    9/1/2007   1071.35      0.500      0.003



3782935562       26,138.00       26,126.91      10.2                        233.26      0.500      0.003



3782938562      119,920.00      119,920.00      7.05  6LIBOR    9/1/2007    801.87      0.500      0.003



3782958562      256,500.00      256,500.00      8.85  6LIBOR    9/1/2007   1891.69      0.500      0.003



3782962562      134,554.00      134,554.00      7.85  6LIBOR   10/1/2007    973.28      0.500      0.003



3782969562      380,000.00      380,000.00       6.7  6LIBOR    9/1/2007   2121.67      0.500      0.003



3782970562       95,000.00       95,000.00      10.2                        847.77      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782929562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782931562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782933562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782934562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782935562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782938562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782958562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782962562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782969562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782970562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782971562      156,000.00      155,871.87      6.99  6LIBOR    9/1/2007   1036.83      0.500      0.003



3782972562       39,000.00       38,983.28     10.15                        346.59      0.500      0.003



3782973562      100,000.00      100,000.00      7.59  6LIBOR   10/1/2007    705.39      0.500      0.003



3782978562      157,500.00      157,500.00       7.9  6LIBOR    9/1/2007   1144.72      0.500      0.003



3782979562       65,450.00       65,450.00      8.25  6LIBOR   10/1/2007    491.71      0.500      0.003



3782981562      144,000.00      143,976.00       7.3  6LIBOR    9/1/2007       876      0.500      0.003



3782985562      288,000.00      288,000.00      6.95  6LIBOR    9/1/2007      1668      0.500      0.003



3782986562      136,800.00      136,800.00      7.55  6LIBOR   10/1/2007    961.22      0.500      0.003



3782987562      156,800.00      156,800.00      6.75  6LIBOR   10/1/2007   1017.01      0.500      0.003



3782990562      131,000.00      131,000.00       6.6  6LIBOR    9/1/2008     720.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782971562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782972562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782973562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782978562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782979562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782981562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782985562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782986562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782987562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782990562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3782993562      141,950.00      141,950.00      6.55  6LIBOR    9/1/2008    774.81      0.500      0.003



3782994562      468,000.00      468,000.00       6.8  6LIBOR    9/1/2008      2652      0.500      0.003



3782997562      104,000.00      104,000.00       6.5  6LIBOR   10/1/2007    657.36      0.500      0.003



3783005562      150,000.00      150,000.00      9.25                       1234.02      0.500      0.003



3783007562      191,250.00      191,121.41      7.99  6LIBOR    9/1/2007      1402      0.500      0.003



3783008562       95,000.00       95,000.00       7.9                        690.47      0.500      0.003



3783011562      140,000.00      139,888.60      7.15  6LIBOR    9/1/2007    945.57      0.500      0.003



3783014562      260,000.00      260,000.00      6.99  6LIBOR   10/1/2007    1514.5      0.500      0.003



3783015562      124,320.00      124,320.00       6.7  6LIBOR    9/1/2007    694.12      0.500      0.003



3783017562      190,000.00      190,000.00       8.3  6LIBOR   10/1/2007    1434.1      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3782993562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782994562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3782997562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783005562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783007562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783008562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783011562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783014562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783015562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783017562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783044562      115,200.00      115,200.00      7.25                        785.87      0.500      0.003



3783049562      171,000.00      171,000.00       6.8  6LIBOR   10/1/2007    1114.8      0.500      0.003



3783052562      131,200.00      131,200.00      6.49  6LIBOR   10/1/2007    709.57      0.500      0.003



3783056562      158,250.00      158,250.00       6.5  6LIBOR   10/1/2007   1000.25      0.500      0.003



3783069562      234,900.00      234,900.00      7.15  6LIBOR    9/1/2007   1399.61      0.500      0.003



3783070562      133,950.00      133,950.00       7.2  6LIBOR    9/1/2007    909.24      0.500      0.003



3783077562      696,000.00      695,503.79       7.7  6LIBOR    9/1/2007   4962.21      0.500      0.003



3783079562      184,500.00      184,500.00      8.55  6LIBOR   10/1/2007   1425.19      0.500      0.003
3783080562      186,400.00      186,400.00       7.1  6LIBOR   10/1/2007   1252.67      0.500      0.003



3783086562      110,400.00      110,400.00       6.7  6LIBOR    9/1/2007     616.4      0.500      0.003



3783088562      143,920.00      143,920.00       6.7  6LIBOR   10/1/2007    928.69      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783044562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783049562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783052562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783056562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783069562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783070562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783077562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783079562             0                                                                                   1
3783080562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783086562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783088562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783090562      193,500.00      193,500.00      8.45                          1481      0.500      0.003



3783101562      165,200.00      165,200.00       6.9  6LIBOR   10/1/2007   1088.01      0.500      0.003



3783109562      158,400.00      158,400.00       7.3  6LIBOR   10/1/2007   1085.95      0.500      0.003



3783110562       39,600.00       39,600.00      9.75                        340.23      0.500      0.003



3783112562      193,600.00      193,600.00       6.9  6LIBOR   10/1/2007    1113.2      0.500      0.003



3783118562      220,000.00      220,000.00       7.6  6LIBOR   10/1/2007   1393.33      0.500      0.003



3783121562      308,750.00      308,750.00      7.35  6LIBOR   10/1/2007   2127.21      0.500      0.003



3783122562      168,000.00      168,000.00      7.05  6LIBOR    9/1/2007       987      0.500      0.003



3783128562       84,000.00       84,000.00      8.15  6LIBOR   10/1/2007    625.17      0.500      0.003



3783130562      150,535.00      150,535.00      6.65  6LIBOR    9/1/2007    966.39      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783090562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783101562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783109562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783110562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783112562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783118562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783121562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783122562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783128562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783130562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783131562       26,565.00       26,565.00      9.49                        223.18      0.500      0.003



3783135562      316,800.00      316,800.00       6.3  6LIBOR   10/1/2007    1663.2      0.500      0.003



3783156562      600,000.00      600,000.00       6.9  6LIBOR   10/1/2007   3951.61      0.500      0.003



3783157562      584,000.00      584,000.00      7.05  6LIBOR   10/1/2007      3905      0.500      0.003
3783161562      152,000.00      152,000.00      6.55  6LIBOR   10/1/2007    965.75      0.500      0.003



3783163562      148,000.00      148,000.00      6.35  6LIBOR   10/1/2007    920.91      0.500      0.003



3783165562       55,200.00       55,200.00      8.99                        443.76      0.500      0.003



3783167562      260,000.00      260,000.00       6.6  6LIBOR   10/1/2008   1660.52      0.500      0.003



3783168562      155,465.00      155,465.00       6.8  6LIBOR   10/1/2007    880.97      0.500      0.003



3783169562       27,435.00       27,435.00      9.49                        230.49      0.500      0.003



3783174562      207,000.00      207,000.00      6.99  6LIBOR   10/1/2008   1375.79      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783131562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783135562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783156562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783157562             0                                                                                   2
3783161562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783163562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783165562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783167562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783168562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783169562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783174562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783178562      400,000.00      400,000.00      6.75  6LIBOR   10/1/2007    2594.4      0.500      0.003



3783184562      118,150.00      118,150.00         7  6LIBOR   10/1/2007    689.21      0.500      0.003



3783187562      112,000.00      112,000.00      6.95  6LIBOR   11/1/2007    741.39      0.500      0.003



3783195562      250,200.00      250,200.00      8.45  6LIBOR   10/1/2007   1914.97      0.500      0.003



3783197562      198,000.00      198,000.00      8.25  6LIBOR   10/1/2007   1361.25      0.500      0.003



3783202562      152,000.00      152,000.00       6.5  6LIBOR   10/1/2007    960.75      0.500      0.003



3783205562       38,000.00       38,000.00      9.49                        319.25      0.500      0.003



3783212562      340,800.00      340,800.00      6.55  6LIBOR   10/1/2007    1860.2      0.500      0.003



3783223562      441,000.00      441,000.00      7.75  6LIBOR   10/1/2007   2848.13      0.500      0.003



3783230562      194,650.00      194,650.00       7.6  6LIBOR   10/1/2007   1374.38      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783178562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783184562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783187562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783195562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783197562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783202562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783205562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783212562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783223562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783230562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783232562      144,000.00      144,000.00      7.05                        962.88      0.500      0.003



3783234562      126,400.00      126,400.00      6.95  6LIBOR   10/1/2007    836.71      0.500      0.003



3783235562      184,000.00      184,000.00       7.1  6LIBOR   10/1/2007   1236.54      0.500      0.003



3783243562       74,000.00       74,000.00       7.2  6LIBOR   10/1/2007       444      0.500      0.003



3783245562      191,920.00      191,920.00      6.99  6LIBOR   10/1/2007   1117.93      0.500      0.003



3783246562       47,980.00       47,980.00      9.99                        420.71      0.500      0.003
3783254562      185,600.00      185,600.00       6.3  6LIBOR   10/1/2007     974.4      0.500      0.003



3783255562       46,400.00       46,400.00     10.14                        412.01      0.500      0.003



3783256562      153,520.00      153,520.00       7.2  6LIBOR   10/1/2007   1042.08      0.500      0.003
3783270562       80,000.00       80,000.00       7.7  6LIBOR   10/1/2007    570.37      0.500      0.003



3783279562      187,000.00      187,000.00      6.39  6LIBOR   10/1/2007    995.78      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783232562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783234562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783235562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783243562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783245562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783246562             0                                                                                   2
3783254562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783255562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783256562            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3783270562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783279562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783280562      328,865.00      328,865.00       6.3  6LIBOR   10/1/2007   1726.54      0.500      0.003



3783291562      166,500.00      166,500.00       8.4  6LIBOR   10/1/2007   1268.46      0.500      0.003



3783295562      144,000.00      144,000.00      6.75  6LIBOR   10/1/2007    933.99      0.500      0.003



3783296562       36,000.00       36,000.00      9.49                        302.45      0.500      0.003



3783301562      103,000.00      103,000.00      7.25  6LIBOR   10/1/2007    702.65      0.500      0.003



3783308562      167,832.00      167,832.00      7.65  6LIBOR   10/1/2008   1069.93      0.500      0.003



3783310562      239,320.00      239,320.00      6.85  6LIBOR   10/1/2007   1568.17      0.500      0.003



3783313562      116,000.00      116,000.00       7.6  6LIBOR   11/1/2007    819.05      0.500      0.003



3783314562      171,200.00      171,200.00      6.45  6LIBOR   10/1/2007     920.2      0.500      0.003



3783325562      143,000.00      143,000.00      7.99  6LIBOR   10/1/2007   1048.29      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783280562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783291562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783295562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783296562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783301562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783308562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783310562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783313562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783314562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783325562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783328562      105,520.00      105,520.00       7.5  6LIBOR   10/1/2007    737.82      0.500      0.003



3783330562      184,000.00      184,000.00       7.2  6LIBOR   10/1/2007      1104      0.500      0.003



3783331562       46,000.00       46,000.00     10.14                        408.45      0.500      0.003



3783336562      153,981.00      153,981.00      8.85  6LIBOR   10/1/2007   1222.39      0.500      0.003
3783338562      167,450.00      167,450.00      7.15  6LIBOR   11/1/2007   1130.97      0.500      0.003



3783339562      282,400.00      282,400.00      7.95  6LIBOR   10/1/2007   2062.32      0.500      0.003



3783340562      300,050.00      300,050.00      6.45  6LIBOR   10/1/2007   1886.67      0.500      0.003



3783342562       64,800.00       64,800.00       7.6  6LIBOR   10/1/2007    457.54      0.500      0.003



3783343562       21,600.00       21,600.00      9.99                         189.4      0.500      0.003
3783345562      181,200.00      181,200.00      6.45  6LIBOR   10/1/2007   1139.36      0.500      0.003



3783353562      102,400.00      102,400.00      6.35                        637.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783328562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783330562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783331562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783336562             0                                                                                   2
3783338562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783339562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783340562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783342562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783343562             0                                                                                   1
3783345562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783353562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783354562       25,600.00       25,600.00      9.25                        210.61      0.500      0.003



3783359562      180,000.00      180,000.00      7.55  6LIBOR   10/1/2008   1264.76      0.500      0.003



3783366562      185,000.00      185,000.00      6.25  1YRCMT   10/1/2010   1139.08      0.500      0.003



3783367562      124,000.00      124,000.00      6.45  6LIBOR   10/1/2007     666.5      0.500      0.003



3783380562      128,800.00      128,800.00      7.24  6LIBOR   10/1/2007    777.09      0.500      0.003



3783382562      112,400.00      112,400.00       7.8                        809.14      0.500      0.003



3783391562      184,450.00      184,450.00      7.25  6LIBOR   10/1/2007   1114.39      0.500      0.003



3783392562       32,550.00       32,550.00     10.14                        289.03      0.500      0.003



3783393562      150,500.00      150,500.00       7.4                       1042.04      0.500      0.003



3783406562      165,750.00      165,750.00      6.99  6LIBOR   10/1/2007   1101.63      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783354562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783359562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783366562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783367562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783380562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783382562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783391562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783392562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783393562            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783406562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783407562       29,250.00       29,250.00     10.14                        259.73      0.500      0.003



3783411562      266,400.00      266,400.00      6.75  6LIBOR   11/1/2007    1498.5      0.500      0.003



3783412562      197,600.00      197,600.00      6.85  6LIBOR   10/1/2007   1127.97      0.500      0.003



3783418562      259,504.00      259,504.00     7.125  6LIBOR   10/1/2007   1748.33      0.500      0.003



3783422562      403,750.00      403,750.00      7.65  6LIBOR   10/1/2007   2864.67      0.500      0.003



3783423562       85,500.00       85,500.00       7.3  6LIBOR   11/1/2007    586.17      0.500      0.003



3783430562      104,400.00      104,400.00         7  6LIBOR   10/1/2007    694.58      0.500      0.003



3783432562      237,600.00      237,600.00       7.1  6LIBOR   10/1/2007    1405.8      0.500      0.003



3783434562      150,000.00      150,000.00      6.85  6LIBOR   10/1/2007    856.25      0.500      0.003



3783435562       37,500.00       37,500.00       9.5                        315.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783407562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783411562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783412562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783418562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783422562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783423562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783430562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783432562            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783434562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783435562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783445562      232,000.00      232,000.00      6.65  6LIBOR   10/1/2007   1285.67      0.500      0.003



3783447562      158,100.00      158,100.00      7.75  6LIBOR   11/1/2007   1132.65      0.500      0.003



3783461562      715,500.00      715,500.00       7.4  6LIBOR   10/1/2007   4953.98      0.500      0.003



3783466562      143,920.00      143,920.00      6.55  6LIBOR   10/1/2007    914.41      0.500      0.003



3783468562      151,200.00      151,200.00       6.5  6LIBOR   10/1/2007    955.69      0.500      0.003



3783471562      129,600.00      129,600.00       6.3  6LIBOR   10/1/2007     680.4      0.500      0.003



3783490562      104,000.00      104,000.00      7.25  6LIBOR   10/1/2008    709.47      0.500      0.003
3783498562      140,000.00      140,000.00      8.25  6LIBOR   11/1/2007   1051.78      0.500      0.003



3783499562       85,000.00       85,000.00      7.25  6LIBOR   11/1/2007    513.54      0.500      0.003



3783501562      137,610.00      137,610.00      8.25                       1033.82      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783445562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783447562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783461562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783466562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783468562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783471562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783490562            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
3783498562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783499562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783501562            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783502562      384,000.00      384,000.00      6.35  6LIBOR   10/1/2007      2032      0.500      0.003



3783505562      251,100.00      251,100.00      6.85  6LIBOR   10/1/2007   1433.36      0.500      0.003



3783516562      136,000.00      136,000.00      6.75  6LIBOR   10/1/2007     882.1      0.500      0.003



3783527562      592,650.00      592,650.00      7.45  6LIBOR   10/1/2007   3679.37      0.500      0.003



3783529562      325,600.00      325,600.00      7.65  6LIBOR   10/1/2007    2075.7      0.500      0.003



3783530562       61,050.00       61,050.00      9.99                        535.31      0.500      0.003
3783535562       62,000.00       62,000.00      9.99                        543.64      0.500      0.003
3783536562      176,000.00      176,000.00       6.9  6LIBOR   10/1/2007      1012      0.500      0.003



3783543562      204,000.00      204,000.00       7.7  6LIBOR   10/1/2007      1309      0.500      0.003



3783544562       36,000.00       36,000.00      9.99                        315.66      0.500      0.003
3783550562      215,563.00      215,563.00       8.4  6LIBOR   11/1/2007   1642.25      0.500      0.003



3783551562      323,700.00      323,700.00      6.75  6LIBOR   10/1/2007   1820.81      0.500      0.003



3783562562      164,000.00      164,000.00      8.25  6LIBOR   10/1/2007    1127.5      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783502562            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
3783505562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783516562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783527562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783529562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783530562             0                                                                                   2
3783535562             0                                                                                   1
3783536562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783543562            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783544562             0                                                                                   2
3783550562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783551562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783562562             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783566562      111,600.00      111,600.00      7.75  6LIBOR   11/1/2007    799.52      0.500      0.003



3783574562      120,000.00      120,000.00      6.75  6LIBOR   11/1/2007       675      0.500      0.003



3783587562      212,720.00      212,720.00       6.9  6LIBOR   10/1/2007   1400.98      0.500      0.003



3783593562      267,920.00      267,920.00      7.35  6LIBOR   11/1/2007   1641.01      0.500      0.003



3783594562       66,980.00       66,980.00     10.14                        594.74      0.500      0.003



3783602562      115,992.00      115,992.00      7.99  6LIBOR   11/1/2007     850.3      0.500      0.003
3783603562       28,998.00       28,998.00     10.74                        270.48      0.500      0.003
3783612562      117,000.00      117,000.00       7.8  6LIBOR   10/1/2007    842.25      0.500      0.003



3783618562       49,184.00       49,184.00     10.74                        458.76      0.500      0.003
3783633562      118,400.00      118,400.00       6.7  6LIBOR   11/1/2007    764.01      0.500      0.003



3783636562       29,600.00       29,600.00     10.24                        265.03      0.500      0.003



3783637562      176,000.00      176,000.00      6.65  6LIBOR   11/1/2007   1129.86      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783566562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783574562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783587562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783593562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783594562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783602562            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
3783603562             0                                                                                   1
3783612562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783618562             0                                                                                   2
3783633562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783636562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783637562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
3783644562      224,100.00      224,100.00      8.45  6LIBOR   11/1/2007   1578.04      0.500      0.003



3783650562      227,200.00      227,200.00       6.8  6LIBOR   11/1/2007   1287.47      0.500      0.003



3783684562      200,000.00      200,000.00      7.35  6LIBOR   11/1/2007      1225      0.500      0.003



3783867562       39,200.00       39,200.00     10.34                         353.9      0.500      0.003



4354525426      427,070.00      427,070.00         8  6LIBOR    8/1/2008   2847.13      0.500      0.003
4354526426      106,769.00      106,721.25      9.95                        933.04      0.500      0.003
4355065426      217,600.00      217,600.00      6.95  6LIBOR   10/1/2007    1440.4      0.500      0.003



4355233426      310,158.00      310,158.00      7.95  6LIBOR   10/1/2007   2265.03      0.500      0.003



4355299426      201,688.00      201,688.00      7.55  6LIBOR   10/1/2007   1268.95      0.500      0.003



4355322426       52,800.00       52,768.01       8.5  6LIBOR    8/1/2008    405.99      0.500      0.003
4355406426      208,000.00      208,000.00      7.95  6LIBOR    9/1/2007   1518.99      0.500      0.003



4355420426       70,000.00       70,000.00      7.95  6LIBOR    9/1/2007     511.2      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
3783644562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783650562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783684562            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
3783867562            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4354525426             0                                                                                   2
4354526426             0                                                                                   2
4355065426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355233426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4355299426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355322426             0                                                                                   1
4355406426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355420426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4355451426       97,500.00       97,441.88       9.5                        819.84      0.500      0.003



4355452426       97,500.00       97,441.88       9.5                        819.84      0.500      0.003



4355465426       59,500.00       59,500.00     10.25  6LIBOR   10/1/2007    533.19      0.500      0.003



4355488426      156,800.00      156,800.00     8.625  6LIBOR   10/1/2007   1219.58      0.500      0.003
4355581426      187,000.00      187,000.00      7.95  6LIBOR   10/1/2007   1238.88      0.500      0.003



4355582426      167,200.00      167,200.00       7.9                       1215.22      0.500      0.003



4355600426       87,300.00       87,300.00     9.275  6LIBOR   10/1/2008    719.78      0.500      0.003
4355602426       25,001.00       25,001.00     10.35                         225.9      0.500      0.003
4355604426       50,100.00       50,100.00      8.85  6LIBOR   10/1/2007    397.73      0.500      0.003
4355646426       25,001.00       25,001.00     10.15                        222.18      0.500      0.003
4355650426       88,792.00       88,792.00      7.75  6LIBOR   10/1/2007    636.12      0.500      0.003



4355714426      165,472.00      165,472.00     7.125  6LIBOR   10/1/2007   1114.82      0.500      0.003



4355787426      156,800.00      156,800.00      7.95                       1145.09      0.500      0.003
4355879426      131,000.00      131,000.00       8.1  6LIBOR   11/1/2007    884.25      0.500      0.003
4390476476       98,750.00       98,668.89      6.99  6LIBOR    8/1/2007    656.33      0.500      0.003



4390882476       20,000.00       19,968.85         9                        160.93      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4355451426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355452426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355465426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355488426             0                                                                                   1
4355581426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355582426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355600426             0                                                                                   2
4355602426             0                                                                                   2
4355604426             0                                                                                   2
4355646426             0                                                                                   2
4355650426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355714426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4355787426             0                                                                                   2
4355879426             0                                                                                   2
4390476476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4390882476             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391183476      146,300.00      146,300.00      6.85  6LIBOR    9/1/2007    958.65      0.500      0.003



4391349476      208,000.00      207,829.16      6.99  6LIBOR    8/1/2007   1382.44      0.500      0.003



4391451476       92,000.00       92,000.00       7.5  6LIBOR    9/1/2008    643.28      0.500      0.003



4391551476      134,320.00      134,096.97      6.95  6LIBOR    8/1/2008    889.13      0.500      0.003



4391608476      216,125.00      215,969.07       8.5  6LIBOR    8/1/2007   1661.82      0.500      0.003



4391623476      128,700.00      128,700.00      7.55  6LIBOR    9/1/2007     904.3      0.500      0.003



4391642476      126,800.00      126,800.00      7.55                        890.95      0.500      0.003



4391653476      196,000.00      195,644.66       6.5  6LIBOR    8/1/2008   1238.86      0.500      0.003



4391697476      283,500.00      283,257.10     6.775  6LIBOR    8/1/2007   1843.49      0.500      0.003
4391708476      108,000.00      108,000.00       6.8  6LIBOR    9/1/2007       612      0.500      0.003



4391709476       27,000.00       27,000.00         9                        217.25      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391183476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391349476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391451476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391551476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391608476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391623476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391642476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391653476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391697476             0                                                                                   2
4391708476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391709476             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391728476       91,200.00       91,116.74      6.45                        573.46      0.500      0.003



4391733476      207,600.00      207,421.26      6.75                       1346.49      0.500      0.003



4391740476      272,650.00      272,472.55      8.15  6LIBOR    8/1/2007    2029.2      0.500      0.003



4391743476       93,600.00       93,512.04       6.3  6LIBOR    8/1/2007    579.36      0.500      0.003



4391752476      111,960.00      111,960.00      7.25                        763.77      0.500      0.003



4391762476       71,100.00       70,974.80      6.65  6LIBOR    8/1/2007    456.44      0.500      0.003



4391776476       85,200.00       85,128.77       6.9  6LIBOR    9/1/2007    561.13      0.500      0.003



4391777476       21,300.00       21,288.36         9                        171.39      0.500      0.003
4391793476      110,400.00      110,400.00      6.55  6LIBOR    9/1/2007    701.44      0.500      0.003



4391799476      192,000.00      191,817.82      6.25  6LIBOR    8/1/2007   1182.18      0.500      0.003



4391804476      123,920.00      123,920.00      6.25  6LIBOR    9/1/2007    645.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391728476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391733476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391740476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391743476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391752476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391762476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391776476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391777476             0                                                                                   1
4391793476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391799476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391804476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391812476       86,400.00       86,400.00      7.05  6LIBOR    9/1/2007    577.73      0.500      0.003



4391818476      144,000.00      143,896.29      7.65                       1021.71      0.500      0.003



4391828476      120,800.00      120,800.00      6.95                        799.64      0.500      0.003



4391832476       86,275.00       86,275.00      8.75  6LIBOR    9/1/2007    678.73      0.500      0.003



4391836476       98,800.00       98,800.00       7.4                        684.08      0.500      0.003



4391845476       73,525.00       73,525.00       9.2  6LIBOR    9/1/2007    602.21      0.500      0.003



4391846476       90,000.00       89,913.75      6.45  6LIBOR    8/1/2007    565.91      0.500      0.003



4391852476       79,050.00       79,050.00       9.5  6LIBOR    9/1/2007     664.7      0.500      0.003



4391854476       94,050.00       93,984.94      7.85  6LIBOR    9/1/2007     680.3      0.500      0.003
4391857476       53,900.00       53,900.00       8.3  6LIBOR    9/1/2007    406.83      0.500      0.003



4391859476      126,001.00      126,001.00      6.99  6LIBOR    8/1/2007    733.96      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391812476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391818476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391828476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391832476            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4391836476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391845476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391846476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391852476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391854476             0                                                                                   2
4391857476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391859476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391862476      101,664.00      101,592.24      7.75  6LIBOR    9/1/2007    728.34      0.500      0.003



4391871476      107,200.00      107,200.00      7.25                         731.3      0.500      0.003



4391889476      128,000.00      128,000.00      6.95  6LIBOR    9/1/2007     847.3      0.500      0.003



4391892476       54,000.00       54,000.00       8.9  6LIBOR    9/1/2007    430.62      0.500      0.003



4391894476      178,500.00      178,500.00      6.85                       1169.64      0.500      0.003



4391896476       77,335.00       77,335.00      8.15                        575.57      0.500      0.003



4391900476      109,520.00      109,520.00       7.4                         758.3      0.500      0.003



4391908476      304,000.00      304,000.00       6.4                       1901.54      0.500      0.003



4391910476      563,500.00      563,500.00      6.35                        3506.3      0.500      0.003



4391913476      198,336.00      198,336.00       7.4  6LIBOR    9/1/2007   1373.24      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391862476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391871476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391889476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391892476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391894476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391896476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391900476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391908476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391910476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391913476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391925476      112,000.00      112,000.00      7.85                        810.14      0.500      0.003



4391927476      131,200.00      131,200.00      6.75  6LIBOR    9/1/2007    850.97      0.500      0.003



4391928476       32,800.00       32,800.00         9                        263.92      0.500      0.003
4391934476      192,000.00      192,000.00      7.05  6LIBOR    9/1/2008      1128      0.500      0.003



4391943476       55,000.00       55,000.00      6.85  6LIBOR    9/1/2007     360.4      0.500      0.003

4391945476       98,880.00       98,880.00      7.35                        681.26      0.500      0.003



4391950476       85,405.00       85,354.19       8.7                        668.84      0.500      0.003



4391954476       20,000.00       20,000.00         9                        160.93      0.500      0.003
4391963476       94,800.00       94,728.93      7.45  6LIBOR    9/1/2008    659.62      0.500      0.003



4391964476       23,700.00       23,687.05         9                         190.7      0.500      0.003
4391965476       71,900.00       71,849.76       7.8                        517.59      0.500      0.003



4391967476      110,400.00      110,308.60      6.95  6LIBOR    9/1/2007     730.8      0.500      0.003



4391975476      195,500.00      195,500.00      7.75  6LIBOR    9/1/2007    1262.6      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391925476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391927476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391928476             0                                                                                   2
4391934476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391943476            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          the charge will equal two (2%) of the unpaid balance.
4391945476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391950476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391954476             0                                                                                   1
4391963476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391964476             0                                                                                   1
4391965476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391967476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391975476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4391977476       59,000.00       58,952.58       7.1  6LIBOR    9/1/2007     396.5      0.500      0.003



4391980476      110,000.00      110,000.00       7.9  6LIBOR    9/1/2007    799.49      0.500      0.003



4391983476       66,000.00       66,000.00       7.5                        461.49      0.500      0.003



4391985476      120,720.00      120,720.00      6.85  6LIBOR    9/1/2007    791.03      0.500      0.003



4391986476       30,180.00       30,180.00         9                        242.84      0.500      0.003
4391989476       76,500.00       76,500.00      8.55  6LIBOR    9/1/2007    590.94      0.500      0.003



4391999476      168,000.00      168,000.00       6.8  6LIBOR    9/1/2007       952      0.500      0.003



4392001476       83,920.00       83,920.00       7.6                        592.54      0.500      0.003



4392012476       72,750.00       72,750.00      6.49  6LIBOR    9/1/2007    459.36      0.500      0.003



4392013476       20,000.00       20,000.00         9                        160.93      0.500      0.003
4392018476      145,592.00      145,592.00      7.55                       1022.99      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4391977476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391980476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391983476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391985476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391986476             0                                                                                   1
4391989476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4391999476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392001476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392012476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392013476             0                                                                                   2
4392018476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392020476      168,000.00      168,000.00       6.6                       1072.95      0.500      0.003



4392028476       74,000.00       74,000.00      7.85  6LIBOR    9/1/2007    535.27      0.500      0.003



4392029476       20,000.00       20,000.00         9                        160.93      0.500      0.003
4392030476       60,400.00       60,366.65      8.95  6LIBOR    9/1/2007    483.83      0.500      0.003



4392034476       58,000.00       58,000.00       7.7                        413.52      0.500      0.003



4392036476       96,000.00       96,000.00       6.7  6LIBOR   10/1/2007    619.47      0.500      0.003



4392038476       65,850.00       65,850.00      7.25  6LIBOR    9/1/2007    449.22      0.500      0.003



4392043476      118,400.00      118,400.00      6.75  6LIBOR    9/1/2007    767.95      0.500      0.003



4392046476       85,200.00       85,200.00       7.7  6LIBOR    9/1/2007    607.45      0.500      0.003
4392052476       87,992.00       87,992.00      7.75  6LIBOR    9/1/2008    568.28      0.500      0.003



4392058476      359,650.00      359,650.00      7.29  6LIBOR    9/1/2007   2463.22      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392020476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392028476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392029476             0                                                                                   1
4392030476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392034476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392036476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392038476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392043476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392046476             0                                                                                   2
4392052476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392058476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392059476       84,720.00       84,720.00      7.75  6LIBOR    9/1/2007    606.95      0.500      0.003



4392061476       91,053.00       91,053.00       6.6  6LIBOR    9/1/2007    581.52      0.500      0.003



4392066476       82,800.00       82,744.33      7.99  6LIBOR    9/1/2007    606.98      0.500      0.003



4392068476      103,432.00      103,432.00       7.4                        637.83      0.500      0.003



4392072476      105,800.00      105,800.00      7.55                         743.4      0.500      0.003



4392078476      134,800.00      134,800.00      6.75  6LIBOR    9/1/2007    874.32      0.500      0.003



4392082476       74,000.00       74,000.00      7.35  6LIBOR    9/1/2007    509.84      0.500      0.003



4392083476       20,000.00       20,000.00         9                        160.93      0.500      0.003
4392089476      101,200.00      101,200.00      7.85  6LIBOR    9/1/2007    732.02      0.500      0.003
4392090476       25,300.00       25,300.00         9                        203.57      0.500      0.003
4392102476       51,000.00       51,000.00      7.49  6LIBOR    9/1/2007    356.26      0.500      0.003



4392106476      280,500.00      280,500.00      6.99  6LIBOR   10/1/2007   1633.91      0.500      0.003
4392111476      127,920.00      127,920.00      8.25  6LIBOR    9/1/2007    961.03      0.500      0.003
4392118476       67,000.00       67,000.00     6.975  6LIBOR   10/1/2007    444.63      0.500      0.003
4392122476      313,650.00      313,650.00     6.725  6LIBOR   10/1/2007   2029.12      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392059476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392061476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392066476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392068476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392072476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392078476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392082476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392083476             0                                                                                   1
4392089476             0                                                                                   1
4392090476             0                                                                                   1
4392102476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392106476             0                                                                                   1
4392111476             0                                                                                   2
4392118476             0                                                                                   1
4392122476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392134476      212,500.00      212,500.00     7.725  6LIBOR    9/1/2007   1518.71      0.500      0.003
4392136476      116,000.00      116,000.00      6.65  1YRCMT    9/1/2010    744.68      0.500      0.003



4392143476      114,800.00      114,800.00      6.95                        759.92      0.500      0.003



4392153476       77,500.00       77,500.00       7.5                         541.9      0.500      0.003



4392157476       63,000.00       63,000.00      7.99  6LIBOR   11/1/2007    419.48      0.500      0.003



4392160476      156,000.00      155,881.88       7.4                       1080.12      0.500      0.003



4392162476      105,600.00      105,600.00       7.8                        760.19      0.500      0.003



4392173476      119,600.00      119,600.00      6.65  6LIBOR   10/1/2007     767.8      0.500      0.003



4392175476       95,920.00       95,920.00      7.95                        700.49      0.500      0.003



4392176476       23,980.00       23,980.00         9                        192.95      0.500      0.003
4392183476       96,000.00       96,000.00       7.5  6LIBOR   10/1/2007    671.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392134476             0                                                                                   2
4392136476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392143476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392153476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392157476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392160476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392162476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392173476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392175476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392176476             0                                                                                   1
4392183476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392191476       79,100.00       79,100.00       6.6  6LIBOR   10/1/2007    505.18      0.500      0.003



4392203476       94,400.00       94,400.00      7.99  6LIBOR    9/1/2008    692.02      0.500      0.003



4392209476       89,600.00       89,600.00       7.3                        614.28      0.500      0.003



4392211476      168,300.00      168,300.00       8.2  6LIBOR    9/1/2007   1258.48      0.500      0.003



4392214476       84,000.00       84,000.00      7.35  6LIBOR    9/1/2007    578.74      0.500      0.003



4392224476      456,800.00      456,800.00      7.55  6LIBOR    9/1/2007   2874.03      0.500      0.003
4392225476      114,200.00      114,200.00      10.7                       1061.75      0.500      0.003
4392226476      265,000.00      265,000.00      6.85  6LIBOR    9/1/2007   1736.44      0.500      0.003



4392230476       87,040.00       87,040.00      7.35  6LIBOR   10/1/2007    599.69      0.500      0.003



4392231476      123,500.00      123,500.00       6.7  6LIBOR    9/1/2007    796.92      0.500      0.003



4392232476       30,875.00       30,875.00         9                        248.43      0.500      0.003
4392234476      111,600.00      111,600.00       6.8                        727.55      0.500      0.003



4392235476       27,900.00       27,900.00         9                        224.49      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392191476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392203476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392209476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392211476            24  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4392214476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392224476             0                                                                                   2
4392225476             0                                                                                   2
4392226476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392230476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392231476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392232476             0                                                                                   1
4392234476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392235476             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392239476      112,800.00      112,800.00       7.2                        765.68      0.500      0.003



4392241476      148,000.00      147,898.65       7.9                       1075.68      0.500      0.003



4392250476       69,000.00       69,000.00      6.65  6LIBOR    9/1/2007    442.96      0.500      0.003



4392255476      128,000.00      128,000.00       7.8                        921.44      0.500      0.003



4392257476       95,920.00       95,920.00      7.25  6LIBOR   10/1/2007    654.35      0.500      0.003
4392259476       80,750.00       80,750.00       7.5  6LIBOR   10/1/2007    564.62      0.500      0.003



4392261476       92,800.00       92,800.00      7.75                        664.84      0.500      0.003



4392264476       77,000.00       77,000.00      6.75  6LIBOR    9/1/2007    499.43      0.500      0.003



4392282476      121,104.00      121,104.00     7.175  6LIBOR    9/1/2007       820      0.500      0.003
4392286476       80,840.00       80,768.32       6.6  6LIBOR    9/1/2007     516.3      0.500      0.003



4392287476       20,210.00       20,198.96         9                        162.62      0.500      0.003
4392293476       76,000.00       76,000.00      6.99  6LIBOR    9/1/2007    505.12      0.500      0.003



4392294476       20,000.00       20,000.00         9                        160.93      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392239476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392241476            36  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4392250476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392255476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392257476             0                                                                                   2
4392259476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392261476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392264476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392282476             0                                                                                   2
4392286476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392287476             0                                                                                   1
4392293476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392294476             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392310476      107,825.00      107,825.00      9.25  6LIBOR   10/1/2007    887.05      0.500      0.003



4392313476       72,000.00       72,000.00       7.6                        508.38      0.500      0.003



4392320476       75,000.00       75,000.00      6.45  6LIBOR   11/1/2007    471.59      0.500      0.003



4392331476      154,850.00      154,850.00       8.5                       1190.67      0.500      0.003



4392335476       57,250.00       57,250.00      7.65                         406.2      0.500      0.003



4392352476      160,000.00      160,000.00      8.99  6LIBOR   10/1/2007   1286.25      0.500      0.003
4392362476       57,100.00       57,100.00      7.85  6LIBOR   11/1/2007    373.53      0.500      0.003



4392363476       20,000.00       20,000.00         9                        160.93      0.500      0.003
4392375476      173,444.00      173,444.00      6.99  6LIBOR   10/1/2007   1152.77      0.500      0.003



4392383476       86,000.00       86,000.00      7.25  6LIBOR   10/1/2007    586.68      0.500      0.003



4392384476      134,800.00      134,800.00      7.05  6LIBOR   10/1/2008    901.36      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392310476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392313476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392320476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392331476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392335476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392352476             0                                                                                   1
4392362476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392363476             0                                                                                   1
4392375476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392383476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392384476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392389476       98,800.00       98,800.00       7.6  6LIBOR   10/1/2007    697.61      0.500      0.003



4392393476      106,062.00      106,062.00       7.2                        719.94      0.500      0.003



4392401476       20,600.00       20,600.00         9                        165.76      0.500      0.003
4392402476      111,600.00      111,600.00       7.5                        780.33      0.500      0.003



4392409476      131,322.00      131,322.00       6.7  6LIBOR   10/1/2007     847.4      0.500      0.003



4392418476       69,000.00       69,000.00      8.55                           533      0.500      0.003



4392425476       99,000.00       99,000.00      7.99  6LIBOR   10/1/2007    725.74      0.500      0.003



4392427476      101,250.00      101,250.00      7.19                        686.59      0.500      0.003



4392433476       98,400.00       98,400.00       7.4                        681.31      0.500      0.003



4392442476      198,800.00      198,800.00      6.95  6LIBOR   10/1/2007   1315.96      0.500      0.003



4392445476       55,000.00       55,000.00       8.2                        411.27      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392389476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392393476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392401476             0                                                                                   2
4392402476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392409476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392418476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392425476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392427476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392433476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392442476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392445476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392455476      188,400.00      188,400.00      6.99  6LIBOR   10/1/2007   1252.17      0.500      0.003



4392458476       75,000.00       75,000.00      8.45                        574.03      0.500      0.003



4392460476       88,000.00       88,000.00      7.25  6LIBOR   10/1/2007    600.32      0.500      0.003



4392461476       88,000.00       88,000.00      7.25  6LIBOR   10/1/2007    600.32      0.500      0.003



4392462476       88,000.00       88,000.00      7.25  6LIBOR   10/1/2007    600.32      0.500      0.003



4392468476       79,900.00       79,900.00      7.99  6LIBOR   10/1/2007    585.73      0.500      0.003



4392472476       89,600.00       89,600.00      6.95  6LIBOR   10/1/2007    593.11      0.500      0.003



4392474476      127,160.00      127,160.00      7.25  6LIBOR   10/1/2007    867.46      0.500      0.003



4392479476       76,500.00       76,500.00       8.9  6LIBOR   11/1/2007    610.04      0.500      0.003



4392491476      100,000.00      100,000.00      7.15  6LIBOR   10/1/2007    675.41      0.500      0.003



4392492476       25,000.00       25,000.00         9                        201.16      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392455476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392458476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392460476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392461476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392462476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392468476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392472476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392474476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392479476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392491476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392492476             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392495476      196,000.00      196,000.00       6.5  6LIBOR   11/1/2007   1238.86      0.500      0.003



4392497476      143,200.00      143,200.00      6.85  6LIBOR   10/1/2007    938.34      0.500      0.003



4392515476       62,000.00       62,000.00      7.99                        454.51      0.500      0.003



4392519476      140,800.00      140,800.00      6.45  6LIBOR   10/1/2007    885.33      0.500      0.003



4392528476       75,090.00       75,090.00       7.8  6LIBOR   10/1/2007    540.56      0.500      0.003



4392537476      109,250.00      109,250.00      8.99  6LIBOR   11/1/2007    878.27      0.500      0.003



4392543476      106,320.00      106,320.00      6.95                        703.79      0.500      0.003



4392567476       91,120.00       91,120.00      6.75  6LIBOR   10/1/2007    512.55      0.500      0.003



4392569476      111,920.00      111,920.00      7.25  6LIBOR   11/1/2007     763.5      0.500      0.003



4392576476      115,460.00      115,460.00      7.15                        779.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392495476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392497476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392515476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392519476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392528476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392537476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392543476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392567476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392569476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392576476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392578476      180,000.00      180,000.00       7.6                       1270.94      0.500      0.003



4392587476       74,250.00       74,250.00      8.65  6LIBOR   10/1/2007    578.84      0.500      0.003



4392609476       23,800.00       23,800.00         9                        191.51      0.500      0.003
4392611476      108,000.00      108,000.00       7.8  6LIBOR   10/1/2007    777.47      0.500      0.003



4392613476      116,000.00      116,000.00       7.4                        803.17      0.500      0.003



4392620476       93,600.00       93,600.00      7.25                        638.52      0.500      0.003



4392648476      139,992.00      139,992.00      7.75  6LIBOR   10/1/2007   1002.92      0.500      0.003



4392665476      110,616.00      110,616.00      7.55  6LIBOR   11/1/2007    777.24      0.500      0.003



4392668476      141,300.00      141,300.00       8.2  6LIBOR   10/1/2008   1056.58      0.500      0.003



4392670476       88,192.00       88,192.00      7.55                        619.68      0.500      0.003



4392726476      168,472.00      168,472.00      7.75  6LIBOR   11/1/2007   1206.96      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392578476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392587476            24  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4392609476             0                                                                                   1
4392611476            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4392613476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392620476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392648476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392665476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392668476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392670476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392726476            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392734476       85,600.00       85,600.00       7.7  6LIBOR   11/1/2007     610.3      0.500      0.003



4392749476       91,200.00       91,200.00       7.6  6LIBOR   11/1/2007    643.95      0.500      0.003



4392762476       26,778.00       26,778.00         9                        215.47      0.500      0.003
4392764476      194,920.00      194,920.00       6.6  6LIBOR   11/1/2007   1244.88      0.500      0.003



4392765476       48,730.00       48,730.00         9                         392.1      0.500      0.003
4392767476      119,920.00      119,920.00      6.85  6LIBOR   11/1/2007    785.79      0.500      0.003



4392773476      153,680.00      153,680.00      6.99                       1021.41      0.500      0.003



4392788476      108,000.00      108,000.00      7.99  6LIBOR   11/1/2007    791.72      0.500      0.003



4392826476      116,000.00      116,000.00      7.65  6LIBOR   11/1/2007    823.04      0.500      0.003



4392849476      122,392.00      122,392.00      7.25  6LIBOR   11/1/2007    834.93      0.500      0.003



4392890476      105,600.00      105,600.00      7.65  6LIBOR   11/1/2007    749.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392734476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392749476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392762476             0                                                                                   2
4392764476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392765476             0                                                                                   2
4392767476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392773476            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392788476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392826476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392849476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392890476            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4392912476      139,949.00      139,949.00       7.5  6LIBOR   11/1/2007    978.55      0.500      0.003



4392940476      106,350.00      106,350.00      7.85                        769.27      0.500      0.003



4393027476      228,000.00      228,000.00       7.9  6LIBOR   11/1/2007      1501      0.500      0.003



4397902436      100,700.00      100,700.00      7.75  6LIBOR    9/1/2007    721.43      0.500      0.003

4398039436       73,800.00       73,759.60      8.99  6LIBOR    8/1/2007    593.29      0.500      0.003



4398086436      188,000.00      187,834.29      6.63  6LIBOR    8/1/2008   1204.41      0.500      0.003



4398523436       69,300.00       69,300.00      9.45                        580.19      0.500      0.003



4398753436      292,500.00      292,500.00       7.4  6LIBOR    9/1/2007   2025.22      0.500      0.003
4398766436      219,920.00      219,751.82      7.35  6LIBOR    8/1/2008   1515.19      0.500      0.003



4398784436      172,000.00      171,441.45       6.4  6LIBOR    8/1/2007   1075.88      0.500      0.003



4398816436       92,000.00       92,000.00      6.65  6LIBOR    9/1/2008    590.61      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4392912476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4392940476            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4393027476            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4397902436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           1
                          balance at the time of prepayment.
4398039436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398086436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398523436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398753436             0                                                                                   2
4398766436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398784436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398816436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4398823436      183,600.00      183,473.00      7.85  6LIBOR    8/1/2007   1328.05      0.500      0.003



4398829436      132,008.00      132,008.00       6.7                        851.82      0.500      0.003



4398845436      119,850.00      119,850.00      7.15  6LIBOR    8/1/2007    714.11      0.500      0.003



4398850436       64,000.00       63,901.80      7.35  6LIBOR    8/1/2007    440.95      0.500      0.003



4398859436       65,250.00       65,215.81       9.2  6LIBOR    8/1/2007    534.44      0.500      0.003



4398864436       81,200.00       80,908.46      6.35  6LIBOR    8/1/2007    505.26      0.500      0.003



4398865436       20,000.00       19,799.63         9                        160.93      0.500      0.003
4398872436      177,300.00      177,300.00     7.625  6LIBOR    9/1/2007   1254.92      0.500      0.003

4398888436      120,000.00      119,815.90      7.35                        826.77      0.500      0.003
4398903436       85,000.00       85,000.00      8.55  6LIBOR   11/1/2007     656.6      0.500      0.003
4398933436      117,000.00      117,000.00      6.99                        777.62      0.500      0.003
4398937436      169,915.00      169,788.89       7.5  6LIBOR    8/1/2007   1188.08      0.500      0.003

4398947436       67,000.00       67,000.00      8.25  6LIBOR    9/1/2007    503.35      0.500      0.003



4398952436      108,800.00      108,800.00      8.05                        802.14      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4398823436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398829436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398845436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398850436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398859436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398864436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398865436             0                                                                                   1
4398872436            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          the charge will equal two (2%) of the unpaid balance.
4398888436             0                                                                                   1
4398903436             0                                                                                   2
4398933436             0                                                                                   2
4398937436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4398947436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398952436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4398954436       50,000.00       49,931.29       7.9                        363.41      0.500      0.003



4398958436       68,000.00       67,475.42      7.85                        643.97      0.500      0.003



4398970436       69,000.00       68,715.24      7.25  6LIBOR    8/1/2007    470.71      0.500      0.003



4398987436      110,800.00      110,800.00      6.55  6LIBOR    8/1/2007    604.78      0.500      0.003



4398993436       56,800.00       56,800.00       8.1                        420.75      0.500      0.003



4398998436       83,200.00       83,136.53      7.45  6LIBOR    8/1/2007    578.91      0.500      0.003



4399000436      104,000.00      103,909.58       6.7  6LIBOR    9/1/2007    671.09      0.500      0.003



4399002436      159,200.00      158,587.64      7.75                       1140.53      0.500      0.003



4399011436       74,500.00       74,500.00       7.6  6LIBOR    9/1/2008    526.03      0.500      0.003



4399014436       63,500.00       63,500.00       8.2  1YRCMT    9/1/2010    474.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4398954436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398958436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398970436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398987436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398993436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4398998436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399000436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399002436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399011436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399014436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399019436       50,000.00       50,000.00        10  6LIBOR    9/1/2007    438.79      0.500      0.003



4399022436      129,200.00      129,093.88      6.99  6LIBOR    9/1/2007    858.71      0.500      0.003



4399030436       95,000.00       95,000.00      8.99  6LIBOR    9/1/2007    763.71      0.500      0.003



4399034436      314,500.00      314,254.65      7.25                       2145.45      0.500      0.003



4399041436       59,415.00       59,415.00      9.35  6LIBOR    9/1/2007    493.11      0.500      0.003



4399043436      107,600.00      107,600.00      6.25  6LIBOR    9/1/2007    662.52      0.500      0.003



4399047436      219,600.00      219,600.00      8.65  6LIBOR    9/1/2007   1582.95      0.500      0.003



4399062436       80,000.00       79,931.12      6.75  6LIBOR    9/1/2007    518.88      0.500      0.003



4399066436      135,950.00      135,950.00      6.99  6LIBOR    9/1/2007    903.57      0.500      0.003



4399069436      132,050.00      132,050.00       8.7                       1034.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399019436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399022436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399030436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399034436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399041436            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4399043436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399047436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399062436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399066436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399069436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399074436      114,000.00      114,000.00       8.3  6LIBOR    9/1/2007    860.46      0.500      0.003

4399075436       77,180.00       77,180.00      8.25  6LIBOR    9/1/2007    579.83      0.500      0.003



4399086436      388,000.00      388,000.00      6.75  6LIBOR    9/1/2007    2182.5      0.500      0.003



4399089436      216,720.00      216,720.00      6.75  6LIBOR    8/1/2007   1219.05      0.500      0.003



4399097436       95,120.00       95,033.17      6.45  6LIBOR    9/1/2007     598.1      0.500      0.003



4399102436      118,400.00      118,400.00       9.9  6LIBOR    9/1/2007   1030.31      0.500      0.003



4399106436      111,920.00      111,813.80      6.25  6LIBOR    8/1/2007    689.12      0.500      0.003
4399109436       73,000.00       72,939.56      6.95  6LIBOR    9/1/2007    483.23      0.500      0.003



4399118436       72,000.00       71,943.27       7.2  6LIBOR    9/1/2007    488.73      0.500      0.003



4399121436      103,124.00      103,124.00       6.5  6LIBOR    9/1/2007    651.82      0.500      0.003



4399125436       67,000.00       67,000.00       7.5  6LIBOR    9/1/2007    468.48      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399074436            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          the charge will equal two (2%) of the unpaid balance.
4399075436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399086436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399089436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399097436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399102436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399106436            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
4399109436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399118436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399121436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399125436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399127436       63,000.00       63,000.00       8.4  6LIBOR    9/1/2007    479.96      0.500      0.003



4399128436      104,000.00      104,000.00      6.75  6LIBOR    9/1/2007    674.55      0.500      0.003



4399132436      108,000.00      108,000.00       9.5  6LIBOR   10/1/2007    908.13      0.500      0.003



4399133436       61,650.00       61,618.04      9.25  6LIBOR    9/1/2007    507.18      0.500      0.003



4399134436       85,000.00       84,931.01      7.05  6LIBOR    9/1/2007    568.37      0.500      0.003



4399145436      114,251.00      114,251.00       7.2  6LIBOR    9/1/2007    775.53      0.500      0.003



4399146436       28,563.00       28,563.00         9                        229.83      0.500      0.003
4399153436       83,600.00       83,600.00      9.05                        675.68      0.500      0.003



4399157436       96,000.00       96,000.00      7.55  6LIBOR    9/1/2007       604      0.500      0.003



4399176436       72,500.00       72,500.00       7.8                        521.91      0.500      0.003



4399178436      130,192.00      130,087.36       7.1  6LIBOR    9/1/2007    874.94      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399127436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399128436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399132436             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399133436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399134436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399145436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399146436             0                                                                                   2
4399153436            36  Partial payment at any time without paying any charge. Full prepayment: The      1
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO
                          PERCENT (2%) of the unpaid balance if the
4399157436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399176436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399178436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399179436       32,548.00       32,530.24         9                        261.89      0.500      0.003
4399180436      108,000.00      108,000.00       6.5  6LIBOR    9/1/2007    682.64      0.500      0.003



4399200436       87,600.00       87,600.00       7.1  6LIBOR    9/1/2007    588.71      0.500      0.003



4399202436      136,000.00      135,890.70       7.1  6LIBOR    9/1/2007    913.97      0.500      0.003



4399211436       88,694.00       88,694.00       7.2  6LIBOR    9/1/2007    602.05      0.500      0.003



4399215436      308,800.00      308,800.00      6.55  6LIBOR    9/1/2007      1962      0.500      0.003



4399219436       55,800.00       55,800.00       9.1  6LIBOR    9/1/2007    453.01      0.500      0.003



4399220436      125,955.00      125,955.00      7.55  6LIBOR    9/1/2007    885.02      0.500      0.003



4399223436      129,500.00      129,500.00      7.25  6LIBOR    9/1/2007    883.42      0.500      0.003

4399227436       93,600.00       93,600.00      6.75  6LIBOR    9/1/2007    607.09      0.500      0.003



4399231436       68,400.00       68,400.00       9.5                        575.15      0.500      0.003



4399233436      320,000.00      320,000.00       7.7  6LIBOR    9/1/2007   2281.48      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399179436             0                                                                                   2
4399180436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399200436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399202436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399211436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399215436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399219436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399220436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399223436            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          the charge will equal two (2%) of the unpaid balance.
4399227436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399231436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399233436             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399238436      125,000.00      124,896.52      6.95  6LIBOR    9/1/2007    827.44      0.500      0.003



4399251436      133,950.00      133,950.00     8.625  6LIBOR   10/1/2007   1041.85      0.500      0.003



4399258436       51,525.00       51,525.00       8.5  6LIBOR    9/1/2007    396.19      0.500      0.003



4399260436      123,280.00      123,280.00       6.7                         795.5      0.500      0.003



4399264436      106,800.00      106,800.00       6.9  6LIBOR   10/1/2007     614.1      0.500      0.003



4399265436       50,175.00       50,175.00       9.6                        425.57      0.500      0.003



4399270436       72,000.00       72,000.00      6.64  6LIBOR    9/1/2007     398.4      0.500      0.003



4399277436      122,720.00      122,720.00      7.25  6LIBOR   10/1/2007    741.43      0.500      0.003



4399279436      108,148.00      108,148.00       7.5  6LIBOR    9/1/2007    675.93      0.500      0.003



4399280436       27,038.00       27,038.00         9                        217.56      0.500      0.003
4399283436      124,000.00      124,000.00       6.5                        671.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399238436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399251436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399258436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399260436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399264436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399265436            36  Partial payment at any time without paying any charge. Full prepayment: The      1
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4399270436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399277436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399279436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399280436             0                                                                                   1
4399283436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399287436       91,760.00       91,760.00       7.2  6LIBOR    9/1/2007    622.86      0.500      0.003

4399288436       22,940.00       22,940.00      10.7                        213.28      0.500      0.003

4399291436       75,687.00       75,687.00      7.25  6LIBOR    9/1/2007    516.32      0.500      0.003



4399297436      101,600.00      101,600.00       8.4                        774.03      0.500      0.003



4399298436       25,400.00       25,400.00         9                        204.38      0.500      0.003
4399299436      104,500.00      104,500.00      8.75                        822.11      0.500      0.003



4399303436       75,400.00       75,400.00       7.5                        527.21      0.500      0.003



4399309436       83,160.00       83,160.00      6.75  6LIBOR    9/1/2007    539.38      0.500      0.003



4399318436       95,200.00       95,200.00       6.6  6LIBOR    9/1/2007    608.01      0.500      0.003



4399319436      102,600.00      102,600.00      8.85  6LIBOR   10/1/2007     814.5      0.500      0.003



4399321436       63,375.00       63,375.00       7.1  6LIBOR    9/1/2007    425.91      0.500      0.003



4399325436      171,200.00      171,200.00      6.65  6LIBOR    9/1/2007    948.73      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399287436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4399288436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4399291436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399297436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399298436             0                                                                                   1
4399299436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399303436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399309436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399318436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399319436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399321436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399325436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399340436       78,900.00       78,900.00       7.5  6LIBOR    9/1/2007    551.69      0.500      0.003



4399343436      100,000.00      100,000.00       6.6  6LIBOR   10/1/2007    638.66      0.500      0.003



4399351436       92,000.00       92,000.00       6.9  6LIBOR   10/1/2007    605.92      0.500      0.003



4399354436      123,405.00      123,327.10       8.3  6LIBOR    9/1/2007    931.45      0.500      0.003



4399356436      123,600.00      123,600.00       6.5  6LIBOR    9/1/2007     669.5      0.500      0.003



4399364436       92,800.00       92,800.00      7.35  6LIBOR    9/1/2007     568.4      0.500      0.003



4399370436      149,592.00      149,592.00      6.99  6LIBOR    9/1/2007    994.24      0.500      0.003



4399386436       59,000.00       58,956.21       7.5  6LIBOR    9/1/2007    412.54      0.500      0.003



4399391436       70,570.00       70,524.53       8.2                         527.7      0.500      0.003



4399403436      152,000.00      150,912.06      7.65                       1078.47      0.500      0.003



4399407436      200,000.00      200,000.00      7.75  6LIBOR   10/1/2007   1432.83      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399340436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399343436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399351436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399354436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399356436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399364436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399370436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399386436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399391436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399403436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399407436             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399411436      120,800.00      120,800.00         7  6LIBOR    9/1/2007    803.69      0.500      0.003



4399420436       81,600.00       81,600.00       6.7  6LIBOR    9/1/2007    526.55      0.500      0.003



4399432436      169,900.00      169,900.00       6.5  6LIBOR   10/1/2007   1073.89      0.500      0.003



4399442436       54,000.00       54,000.00      8.65  6LIBOR   11/1/2007    420.97      0.500      0.003



4399446436       79,500.00       79,500.00      7.29  6LIBOR   10/1/2007    544.49      0.500      0.003



4399456436      178,756.00      178,756.00      6.95  6LIBOR   10/1/2007    1035.3      0.500      0.003



4399458436       66,600.00       66,600.00       9.3  6LIBOR   10/1/2007    550.32      0.500      0.003



4399459436       60,000.00       60,000.00      6.99  6LIBOR   10/1/2007    398.78      0.500      0.003

4399465436      108,000.00      108,000.00      6.95  6LIBOR   10/1/2007    714.91      0.500      0.003

4399467436       64,502.00       64,502.00      7.99  6LIBOR   10/1/2007    472.85      0.500      0.003



4399469436       84,000.00       84,000.00       7.2  6LIBOR   10/1/2007    570.19      0.500      0.003



4399475436       56,000.00       56,000.00       9.5  6LIBOR   10/1/2007    470.88      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399411436             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399420436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399432436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399442436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399446436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399456436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399458436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399459436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4399465436            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4399467436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399469436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399475436            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399489436       60,000.00       60,000.00      7.45                        417.48      0.500      0.003



4399490436       20,000.00       20,000.00         9                        160.93      0.500      0.003
4399501436      123,700.00      123,700.00      8.15                        920.64      0.500      0.003



4399503436       87,200.00       87,200.00      6.95  6LIBOR   10/1/2007    577.22      0.500      0.003



4399507436       71,000.00       71,000.00       8.2                        530.91      0.500      0.003



4399508436       20,000.00       20,000.00         9                        160.93      0.500      0.003
4399509436       80,750.00       80,750.00         8  6LIBOR   10/1/2007    592.52      0.500      0.003



4399511436       65,250.00       65,250.00       9.4  6LIBOR   11/1/2007    543.91      0.500      0.003



4399524436       71,690.00       71,690.00      8.35                        543.64      0.500      0.003



4399525436       20,000.00       20,000.00         9                        160.93      0.500      0.003
4399526436       96,000.00       96,000.00       7.4  6LIBOR   10/1/2008    664.69      0.500      0.003



4399529436       67,000.00       67,000.00       7.6  6LIBOR   10/1/2007    473.08      0.500      0.003

4399542436      112,178.00      112,178.00         7  6LIBOR   10/1/2007    654.37      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399489436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399490436             0                                                                                   1
4399501436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399503436            24  Partial payment at any time without paying any charge. Full prepayment: The      1
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4399507436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399508436             0                                                                                   1
4399509436            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4399511436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399524436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399525436             0                                                                                   1
4399526436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399529436            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          the charge will equal two (2%) of the unpaid balance.
4399542436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399551436       91,800.00       91,800.00      8.75  6LIBOR   11/1/2007     722.2      0.500      0.003



4399554436      104,000.00      104,000.00      7.55  6LIBOR   10/1/2007    730.75      0.500      0.003



4399574436       54,000.00       54,000.00      8.75  6LIBOR   10/1/2007    424.82      0.500      0.003



4399575436       50,700.00       50,700.00      8.55                        391.64      0.500      0.003



4399579436      320,000.00      320,000.00      6.75                       2075.52      0.500      0.003



4399584436      513,100.00      513,100.00      6.75  6LIBOR   11/1/2007   2886.19      0.500      0.003



4399602436      101,440.00      101,440.00      7.35  6LIBOR   10/1/2007     698.9      0.500      0.003



4399611436      142,400.00      142,400.00      6.75  6LIBOR   10/1/2007    923.61      0.500      0.003



4399616436       70,800.00       70,800.00      9.85                        613.49      0.500      0.003



4399617436       70,800.00       70,800.00      9.85                        613.49      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399551436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399554436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399574436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399575436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399579436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399584436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399602436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399611436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399616436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399617436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399618436       70,800.00       70,800.00      9.85                        613.49      0.500      0.003



4399622436       54,000.00       54,000.00      8.05  6LIBOR   10/1/2007    398.12      0.500      0.003

4399624436      111,456.00      111,456.00       6.2  6LIBOR   10/1/2007    682.64      0.500      0.003



4399640436      236,000.00      236,000.00       7.2  6LIBOR   10/1/2007   1601.95      0.500      0.003



4399651436      230,800.00      230,800.00      6.75  6LIBOR   10/1/2007   1496.97      0.500      0.003



4399654436       83,200.00       83,200.00       6.9  6LIBOR   11/1/2007     478.4      0.500      0.003



4399656436       86,000.00       86,000.00      6.75  6LIBOR   10/1/2007     557.8      0.500      0.003



4399658436       60,500.00       60,500.00      8.75                        475.96      0.500      0.003



4399662436      114,000.00      114,000.00      9.75                        979.44      0.500      0.003



4399669436       72,100.00       72,100.00      7.75                        516.54      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399618436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399622436            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          the charge will equal two (2%) of the unpaid balance.
4399624436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399640436            24  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4399651436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399654436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399656436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399658436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399662436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399669436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399684436       88,800.00       88,800.00       7.6  6LIBOR   11/1/2007       627      0.500      0.003



4399685436       63,430.00       63,430.00      6.95  6LIBOR   10/1/2007    419.88      0.500      0.003



4399693436      127,822.00      127,822.00      7.49  6LIBOR   10/1/2007    892.88      0.500      0.003



4399697436      225,600.00      225,600.00       6.9  6LIBOR   10/1/2008   1485.81      0.500      0.003



4399705436      119,000.00      119,000.00      6.95  6LIBOR   11/1/2007    689.21      0.500      0.003



4399713436       59,800.00       59,800.00      7.45  6LIBOR   11/1/2007    416.09      0.500      0.003



4399717436      229,500.00      229,500.00      9.35  6LIBOR   10/1/2007   1788.19      0.500      0.003



4399720436       60,000.00       60,000.00      6.95                        397.17      0.500      0.003



4399728436       66,500.00       66,500.00         7  6LIBOR   10/1/2008    442.43      0.500      0.003



4399739436      140,400.00      140,400.00       8.7  6LIBOR   11/1/2007   1099.52      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399684436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399685436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399693436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399697436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399705436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399713436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399717436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399720436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399728436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399739436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399743436       89,550.00       89,550.00      8.45                         685.4      0.500      0.003



4399744436      112,800.00      112,800.00       7.8                        812.02      0.500      0.003



4399777436      119,989.00      119,989.00       6.9  6LIBOR   11/1/2007    790.25      0.500      0.003



4399781436       89,250.00       89,250.00      7.39  6LIBOR   11/1/2007    617.35      0.500      0.003



4399796436      308,000.00      308,000.00       6.4  6LIBOR   11/1/2007   1926.56      0.500      0.003



4399797436       77,000.00       77,000.00         9                        619.56      0.500      0.003
4399807436      156,880.00      156,880.00       8.6  6LIBOR   11/1/2007   1217.41      0.500      0.003



4399885436      124,000.00      124,000.00      8.05                         914.2      0.500      0.003



4399889436      224,000.00      224,000.00         7  6LIBOR   11/1/2007   1490.28      0.500      0.003



4399913436      124,100.00      124,100.00       8.1                        919.27      0.500      0.003



4399930436      141,500.00      141,500.00      7.35  6LIBOR   11/1/2007     974.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399743436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399744436            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399777436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399781436            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4399796436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399797436             0                                                                                   2
4399807436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399885436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399889436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399913436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4399930436            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4399960436       72,500.00       72,500.00      7.75  6LIBOR   11/1/2007     519.4      0.500      0.003



4410078436       72,000.00       72,000.00      7.99  6LIBOR   11/1/2007    527.81      0.500      0.003



4410105436       75,000.00       75,000.00      8.55                        579.35      0.500      0.003



4456870426      187,400.00      187,400.00       6.5  6LIBOR    9/1/2007    1184.5      0.500      0.003



4457119426      103,500.00      103,500.00      10.5  6LIBOR    9/1/2008    946.76      0.500      0.003
4457450426       61,000.00       60,895.81      8.85  6LIBOR    6/1/2008    484.26      0.500      0.003



4458550426       70,000.00       70,000.00      7.55  6LIBOR    9/1/2008    491.85      0.500      0.003



4459170426       94,400.00       94,315.49      6.55  6LIBOR    9/1/2007    599.78      0.500      0.003



4459490426      104,000.00      104,000.00      6.95  6LIBOR   10/1/2007    688.43      0.500      0.003



4459655426      213,520.00      213,520.00      7.35  6LIBOR    9/1/2007    1471.1      0.500      0.003



4459696426      365,706.00      365,706.00      6.25  6LIBOR    8/1/2007   1904.72      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4399960436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4410078436            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4410105436            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4456870426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4457119426             0                                                                                   1
4457450426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4458550426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4459170426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4459490426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4459655426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4459696426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4460036426       88,000.00       88,000.00      7.75                        630.45      0.500      0.003



4460068426       50,000.00       49,970.93       8.7                        391.57      0.500      0.003



4460113426      306,000.00      306,000.00     7.025  6LIBOR    9/1/2007   2040.97      0.500      0.003
4460155426      300,000.00      299,763.63       7.2                       2036.37      0.500      0.003



4460167426       99,755.00       99,607.93      7.55  6LIBOR    8/1/2007    700.93      0.500      0.003



4460291426      367,500.00      367,500.00      7.35  1YRCMT    8/1/2010   2250.94      0.500      0.003



4460310426      100,008.00      100,008.00      8.65  6LIBOR    8/1/2007    779.64      0.500      0.003



4460349426      148,000.00      148,000.00       7.4  6LIBOR    8/1/2008    912.67      0.500      0.003



4460375426      200,000.00      199,851.57       7.5  6LIBOR    8/1/2008   1398.43      0.500      0.003



4460469426       60,000.00       60,000.00       8.6                        465.61      0.500      0.003



4460506426      496,000.00      495,620.69      7.35                       3417.31      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4460036426            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4460068426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460113426             0                                                                                   2
4460155426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460167426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460291426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460310426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4460349426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460375426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460469426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460506426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4460537426      104,000.00      104,000.00      7.75  6LIBOR    9/1/2007    671.67      0.500      0.003



4460543426       93,015.00       93,015.00     9.825  6LIBOR   10/1/2007    804.28      0.500      0.003
4460783426       56,700.00       56,700.00      9.35  6LIBOR   10/1/2007    470.58      0.500      0.003



4460858426      189,600.00      189,600.00      6.85  6LIBOR   10/1/2007   1242.38      0.500      0.003



4460874426      132,800.00      132,800.00      7.68  6LIBOR    9/1/2007    944.98      0.500      0.003
4460882426      436,200.00      436,200.00       8.1  6LIBOR    8/1/2007   2944.35      0.500      0.003



4460915426       97,200.00       97,151.93     9.475  6LIBOR    8/1/2008    815.54      0.500      0.003
4460989426       72,000.00       72,000.00       7.6  6LIBOR    8/1/2007       456      0.500      0.003



4461003426       89,100.00       89,053.32       9.2  6LIBOR    8/1/2007    729.78      0.500      0.003



4461015426       96,300.00       96,246.29       8.9  6LIBOR    8/1/2007    767.94      0.500      0.003

4461027426      155,500.00      155,500.00       8.2  6LIBOR    9/1/2007   1162.76      0.500      0.003



4461032426      138,150.00      138,069.27     8.675  6LIBOR    9/1/2007   1079.44      0.500      0.003
4461073426       60,300.00       60,300.00       9.5  6LIBOR    9/1/2008    507.04      0.500      0.003
4461088426      264,000.00      263,765.94       6.6  6LIBOR    8/1/2008   1686.06      0.500      0.003
4461162426      101,840.00      101,840.00       8.7  6LIBOR    9/1/2007    797.55      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4460537426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460543426             0                                                                                   2
4460783426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4460858426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460874426             0                                                                                   2
4460882426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4460915426             0                                                                                   2
4460989426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4461003426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4461015426            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4461027426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461032426             0                                                                                   2
4461073426             0                                                                                   2
4461088426             0                                                                                   2
4461162426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4461207426      201,500.00      201,489.00       6.3  6LIBOR    8/1/2008   1057.88      0.500      0.003



4461234426       92,800.00       92,720.10      6.75  6LIBOR    9/1/2007     601.9      0.500      0.003



4461242426      115,900.00      115,900.00      7.45  6LIBOR    9/1/2007    806.43      0.500      0.003
4461263426       69,000.00       69,000.00      8.25  6LIBOR    9/1/2007    518.38      0.500      0.003



4461269426      560,000.00      559,580.22      7.45  6LIBOR    8/1/2007   3896.45      0.500      0.003
4461285426      143,760.00      143,760.00      7.35  6LIBOR   10/1/2007    990.47      0.500      0.003



4461310426      160,000.00      160,000.00      7.45  6LIBOR    9/1/2007    993.33      0.500      0.003



4461321426       80,800.00       80,800.00       7.5  6LIBOR    9/1/2007    564.97      0.500      0.003



4461342426       54,600.00       54,599.47     7.925  6LIBOR    9/1/2008    360.59      0.500      0.003
4461346426      156,500.00      156,500.00     8.225  6LIBOR    8/1/2008   1172.99      0.500      0.003
4461355426      279,200.00      279,200.00       6.6  6LIBOR    8/1/2007    1535.6      0.500      0.003



4461367426       98,187.00       98,187.00     7.725  6LIBOR   10/1/2007    701.73      0.500      0.003
4461399426      156,000.00      156,000.00     6.635  6LIBOR    9/1/2007    999.92      0.500      0.003



4461408426      487,500.00      487,500.00      6.95  6LIBOR    9/1/2007      3227      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4461207426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461234426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461242426             0                                                                                   1
4461263426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461269426             0                                                                                   2
4461285426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461310426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461321426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4461342426             0                                                                                   1
4461346426             0                                                                                   2
4461355426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461367426             0                                                                                   1
4461399426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461408426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4461444426      110,000.00      110,000.00       7.2  6LIBOR    9/1/2008    746.67      0.500      0.003



4461459426      127,500.00      127,500.00      9.99  6LIBOR   10/1/2007   1117.97      0.500      0.003

4461467426      228,000.00      227,811.25      6.95  6LIBOR    8/1/2008   1509.25      0.500      0.003



4461539426       74,340.00       74,298.10      8.85                        590.16      0.500      0.003



4461556426      370,682.00      370,682.00      7.95  6LIBOR   10/1/2007   2707.03      0.500      0.003



4461596426       53,847.00       53,847.00       9.8  6LIBOR    9/1/2007    464.61      0.500      0.003



4461608426      110,400.00      110,313.87      7.25  6LIBOR    8/1/2008    753.13      0.500      0.003

4461625426      212,000.00      212,000.00       6.8  6LIBOR    8/1/2007   1201.33      0.500      0.003



4461648426       95,000.00       95,000.00     9.475  6LIBOR    9/1/2008    797.08      0.500      0.003
4461657426       65,200.00       65,200.00       8.4  6LIBOR    9/1/2008    496.72      0.500      0.003
4461697426       87,000.00       86,961.10      9.95  6LIBOR    9/1/2007    760.28      0.500      0.003



4461722426       21,000.00       20,990.81     10.05                        185.07      0.500      0.003
4461756426       50,000.00       50,000.00      7.95  6LIBOR    9/1/2007    365.15      0.500      0.003
4461803426       62,050.00       62,014.30      8.75  6LIBOR    8/1/2008    488.15      0.500      0.003
4461806426       91,920.00       91,843.90      6.95  6LIBOR    9/1/2007    608.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4461444426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461459426            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           1
                          balance at the time of prepayment.
4461467426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461539426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461556426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461596426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4461608426            36  Partial prepayment at any time without paying any charge. Full prepayment        2
                          the charge will equal two (2%) of the unpaid balance.
4461625426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461648426             0                                                                                   1
4461657426             0                                                                                   1
4461697426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461722426             0                                                                                   1
4461756426             0                                                                                   1
4461803426             0                                                                                   2
4461806426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4461878426      292,500.00      292,260.24         7  6LIBOR    8/1/2008   1946.01      0.500      0.003



4461901426       50,400.00       50,400.00     10.55  6LIBOR   10/1/2007    462.92      0.500      0.003



4461914426      102,000.00      102,000.00       8.1  6LIBOR    9/1/2007    755.57      0.500      0.003



4461942426      163,400.00      163,286.98      7.85  6LIBOR    9/1/2007   1181.93      0.500      0.003



4461986426      138,400.00      138,400.00      8.35                        1049.5      0.500      0.003
4461990426      314,500.00      314,239.65      6.95  6LIBOR    9/1/2007   2081.83      0.500      0.003



4461993426      330,000.00      329,707.42       6.6                       2107.58      0.500      0.003



4462012426       55,000.00       54,972.66      9.45                        460.47      0.500      0.003
4462014426      148,500.00      148,500.00     8.525  6LIBOR    9/1/2008   1144.47      0.500      0.003
4462015426       50,000.00       50,000.00      8.15                        372.13      0.500      0.003



4462026426       50,400.00       50,400.00     10.45  6LIBOR    9/1/2008    459.15      0.500      0.003
4462060426      168,000.00      167,855.08       6.9  6LIBOR    8/1/2008   1106.45      0.500      0.003



4462084426       51,885.00       51,885.00     9.375  6LIBOR    9/1/2008    431.56      0.500      0.003
4462135426       91,200.00       91,200.00      7.45  6LIBOR    9/1/2007    634.57      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4461878426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461901426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461914426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4461942426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461986426             0                                                                                   2
4461990426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4461993426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462012426             0                                                                                   2
4462014426             0                                                                                   1
4462015426            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4462026426             0                                                                                   1
4462060426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462084426             0                                                                                   1
4462135426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4462153426      208,800.00      208,800.00      7.95                       1524.83      0.500      0.003



4462179426      121,500.00      121,500.00       8.6  6LIBOR    9/1/2008    942.86      0.500      0.003



4462204426       86,400.00       86,400.00      8.25  6LIBOR    9/1/2007     649.1      0.500      0.003



4462213426      244,000.00      244,000.00       7.3  6LIBOR    9/1/2007   1484.33      0.500      0.003



4462280426      188,000.00      187,872.56      7.95  6LIBOR    8/1/2008   1372.94      0.500      0.003



4462352426       99,600.00       99,600.00       7.7  6LIBOR    9/1/2007    710.11      0.500      0.003



4462361426      112,000.00      111,927.84       8.2  6LIBOR    9/1/2008    837.49      0.500      0.003



4462403426      100,275.00      100,275.00       7.5  6LIBOR    9/1/2007    701.14      0.500      0.003



4462416426      175,000.00      175,000.00      6.85  6LIBOR    9/1/2008   1146.71      0.500      0.003



4462435426       91,200.00       91,200.00     8.575  6LIBOR    9/1/2008    706.11      0.500      0.003
4462439426      246,000.00      246,000.00      6.95  6LIBOR    9/1/2008    1628.4      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4462153426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462179426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462204426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462213426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462280426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462352426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4462361426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462403426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462416426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462435426             0                                                                                   1
4462439426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4462444426       65,000.00       65,000.00       9.5                        546.56      0.500      0.003
4462451426      187,435.00      187,435.00      8.85  6LIBOR   10/1/2007   1487.96      0.500      0.003



4462454426      152,915.00      152,915.00       8.3  6LIBOR    9/1/2007   1154.18      0.500      0.003



4462460426      104,800.00      104,800.00     7.725  6LIBOR    9/1/2007       749      0.500      0.003
4462464426      200,000.00      200,000.00       8.6                       1552.03      0.500      0.003
4462471426       57,274.00       57,234.44      7.95  6LIBOR    8/1/2008    418.27      0.500      0.003
4462487426      276,000.00      275,780.85     7.175  6LIBOR    8/1/2008   1868.79      0.500      0.003
4462489426       85,500.00       85,450.03     8.675  6LIBOR    9/1/2008    668.06      0.500      0.003
4462511426      184,450.00      184,450.00      8.95  6LIBOR    9/1/2007   1375.69      0.500      0.003



4462517426       81,900.00       81,900.00       8.2  6LIBOR    9/1/2008    612.42      0.500      0.003
4462518426       76,500.00       76,500.00     10.05  6LIBOR    9/1/2007    674.18      0.500      0.003



4462522426      260,000.00      260,000.00     6.625  6LIBOR    8/1/2007   1435.42      0.500      0.003



4462544426       76,500.00       76,500.00       9.1  6LIBOR    9/1/2007    621.05      0.500      0.003



4462555426      222,600.00      222,600.00      8.95                       1783.09      0.500      0.003



4462567426      135,900.00      135,900.00      7.55  6LIBOR   10/1/2007    954.89      0.500      0.003
4462571426       50,000.00       49,947.96      9.25                        411.34      0.500      0.003
4462589426      415,800.00      415,799.99      8.65  6LIBOR    8/1/2007   2997.23      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4462444426             0                                                                                   2
4462451426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462454426            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
4462460426             0                                                                                   2
4462464426             0                                                                                   1
4462471426             0                                                                                   2
4462487426             0                                                                                   1
4462489426             0                                                                                   2
4462511426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462517426             0                                                                                   2
4462518426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462522426            24  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
4462544426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4462555426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462567426            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            2
4462571426             0                                                                                   2
4462589426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4462609426      726,750.00      726,257.39      7.95  6LIBOR    8/1/2007   5307.33      0.500      0.003



4462635426       66,025.00       66,025.00      10.5                        603.96      0.500      0.003



4462643426       79,650.00       79,650.00      9.65  6LIBOR    9/1/2007    678.48      0.500      0.003



4462657426       74,000.00       74,000.00      7.45  6LIBOR    9/1/2007    514.89      0.500      0.003



4462683426      202,500.00      202,500.00      7.25  6LIBOR    9/1/2007   1223.44      0.500      0.003



4462757426       88,000.00       87,721.75       8.5                        866.58      0.500      0.003
4462758426       96,000.00       95,938.78      8.25  6LIBOR    9/1/2007    721.22      0.500      0.003



4462771426      165,000.00      165,000.00       7.5  6LIBOR    9/1/2008   1153.71      0.500      0.003



4462802426      122,000.00      122,000.00      7.99                        894.35      0.500      0.003
4462847426       63,000.00       62,967.51     9.275  6LIBOR    9/1/2007    519.43      0.500      0.003
4462887426      112,984.00      112,984.00       7.3  6LIBOR    9/1/2007    774.59      0.500      0.003



4462944426      382,455.00      382,455.00       7.8  6LIBOR    9/1/2007   2485.96      0.500      0.003



4462960426       68,000.00       68,000.00     9.575  6LIBOR    9/1/2008    575.51      0.500      0.003
4462963426      100,800.00      100,800.00       7.8  6LIBOR    9/1/2008    725.63      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4462609426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4462635426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462643426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4462657426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462683426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462757426             0                                                                                   1
4462758426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462771426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462802426            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
4462847426             0                                                                                   2
4462887426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462944426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462960426             0                                                                                   1
4462963426             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index      Date     Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4462969426       84,957.50       84,957.50        10  6LIBOR    9/1/2008    745.57      0.500      0.003



4462989426      338,400.00      338,400.00      6.99  6LIBOR    9/1/2007   1971.18      0.500      0.003



4462991426       50,000.00       50,000.00       8.9  6LIBOR    9/1/2008    398.72      0.500      0.003
4462992426       79,650.00       79,605.81     8.925  6LIBOR    9/1/2008    636.59      0.500      0.003
4463007426       68,115.00       68,115.00      7.99  6LIBOR    9/1/2007    499.33      0.500      0.003



4463036426       68,000.00       68,000.00      7.99  6LIBOR    9/1/2007    498.49      0.500      0.003
4463038426      140,000.00      140,000.00      6.95  6LIBOR    9/1/2007    810.83      0.500      0.003



4463045426      108,800.00      108,800.00      7.85  6LIBOR   10/1/2007    711.73      0.500      0.003



4463101426      121,200.00      121,200.00      7.75  6LIBOR    9/1/2007     868.3      0.500      0.003



4463106426      193,500.00      193,394.25         9  6LIBOR    8/1/2008   1556.95      0.500      0.003



4463116426       60,175.00       60,175.00       8.3  6LIBOR    9/1/2008     454.2      0.500      0.003



4463133426      163,800.00      163,684.97      8.25  6LIBOR    9/1/2007   1230.58      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4462969426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462989426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4462991426             0                                                                                   1
4462992426             0                                                                                   1
4463007426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463036426             0                                                                                   2
4463038426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463045426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463101426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463106426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463116426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463133426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463143426       54,375.00       54,375.00      9.65  6LIBOR   10/1/2007    463.18      0.500      0.003



4463144426       85,500.00       85,500.00      8.99  6LIBOR    9/1/2008    687.34      0.500      0.003



4463153426       59,075.00       59,075.00         8  6LIBOR   10/1/2008    433.48      0.500      0.003
4463157426      128,000.00      128,000.00      6.75  6LIBOR    9/1/2007    830.21      0.500      0.003



4463183426       48,750.00       48,750.00     10.25  6LIBOR    9/1/2007    436.85      0.500      0.003



4463196426      175,200.00      175,200.00     7.525  6LIBOR    8/1/2008   1098.65      0.500      0.003
4463211426      168,800.00      168,546.13      7.45  6LIBOR    8/1/2007   1174.51      0.500      0.003



4463227426       61,750.00       61,719.62       9.5                        519.23      0.500      0.003



4463236426      119,920.00      119,920.00       6.5  6LIBOR   10/1/2007    649.57      0.500      0.003



4463250426       64,125.00       64,125.00    10.475  6LIBOR    9/1/2007    585.38      0.500      0.003
4463268426       81,000.00       81,000.00      8.95  6LIBOR    9/1/2007    648.84      0.500      0.003



4463270426       54,000.00       54,000.00      9.25                        444.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463143426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463144426            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463153426             0                                                                                   2
4463157426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463183426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463196426             0                                                                                   1
4463211426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463227426            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
4463236426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463250426             0                                                                                   2
4463268426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463270426            36  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463275426       61,500.00       61,500.00         8                        451.27      0.500      0.003



4463292426      175,200.00      175,200.00      6.65                       1124.73      0.500      0.003



4463296426      166,400.00      166,400.00      7.25  6LIBOR   10/1/2007   1135.15      0.500      0.003



4463297426       95,200.00       95,120.41       6.9  6LIBOR    8/1/2007    626.99      0.500      0.003



4463318426       34,000.00       34,000.00       9.7                        290.87      0.500      0.003



4463319426      180,000.00      180,000.00       8.6  6LIBOR    9/1/2007   1396.83      0.500      0.003



4463332426      126,000.00      126,000.00      8.35  6LIBOR    9/1/2007    955.47      0.500      0.003



4463334426       83,700.00       83,700.00      8.95  6LIBOR   10/1/2007    670.47      0.500      0.003



4463335426      161,500.00      161,500.00      6.65                       1036.78      0.500      0.003



4463356426      124,000.00      124,000.00       8.3                        935.94      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463275426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463292426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463296426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463297426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463318426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463319426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463332426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463334426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463335426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463356426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463358426      103,500.00      103,500.00       8.7  6LIBOR    9/1/2007    810.55      0.500      0.003



4463370426      144,000.00      144,000.00     8.325  6LIBOR    9/1/2008       999      0.500      0.003
4463374426      121,125.00      120,956.89      7.85  6LIBOR    8/1/2007    876.14      0.500      0.003



4463378426       68,000.00       67,960.06      8.65  6LIBOR    9/1/2007    530.11      0.500      0.003
4463387426      213,300.00      213,300.00      8.15  6LIBOR    9/1/2007   1448.66      0.500      0.003



4463388426      114,000.00      114,000.00       7.7  6LIBOR    9/1/2007    812.78      0.500      0.003



4463396426      169,600.00      169,600.00      6.55  6LIBOR    9/1/2007    925.73      0.500      0.003



4463399426      154,275.00      154,275.00       8.7  6LIBOR   10/1/2007   1208.18      0.500      0.003



4463412426       56,905.00       56,905.00     9.525  6LIBOR   10/1/2008    479.53      0.500      0.003
4463413426       42,400.00       42,400.00     10.15                         376.8      0.500      0.003
4463424426       67,500.00       67,500.00       8.4  6LIBOR    9/1/2008     472.5      0.500      0.003



4463433426      121,600.00      121,600.00         9  6LIBOR    9/1/2007    978.43      0.500      0.003



4463459426       76,500.00       76,448.56      7.99  6LIBOR    9/1/2007     560.8      0.500      0.003
4463465426       87,200.00       87,200.00     10.55  6LIBOR   10/1/2007    800.92      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463358426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463370426             0                                                                                   1
4463374426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463378426             0                                                                                   1
4463387426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463388426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463396426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463399426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463412426             0                                                                                   2
4463413426             0                                                                                   1
4463424426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463433426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463459426             0                                                                                   2
4463465426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463480426      187,500.00      187,500.00       9.8  6LIBOR    9/1/2007   1617.81      0.500      0.003



4463511426      114,800.00      114,729.01       8.4                        874.59      0.500      0.003



4463518426       61,750.00       61,721.19      9.75  6LIBOR    9/1/2007    530.53      0.500      0.003
4463519426      179,584.00      179,584.00      6.95  6LIBOR    9/1/2007   1040.09      0.500      0.003



4463527426      179,500.00      179,379.56         8  6LIBOR    9/1/2007   1317.11      0.500      0.003



4463536426       80,100.00       80,100.00         9  6LIBOR   10/1/2007    644.51      0.500      0.003
4463559426       93,000.00       93,000.00     8.725  6LIBOR    9/1/2008    729.98      0.500      0.003
4463575426      164,720.00      164,597.14     7.475  6LIBOR    8/1/2007   1148.93      0.500      0.003
4463577426      292,000.00      292,000.00      6.95  6LIBOR    9/1/2007   1691.17      0.500      0.003



4463587426      100,136.65      100,136.65      9.35  6LIBOR    9/1/2007    831.07      0.500      0.003



4463610426      117,000.00      117,000.00      9.99                        1025.9      0.500      0.003



4463611426       72,999.00       72,999.00      7.95  6LIBOR    9/1/2007     533.1      0.500      0.003
4463628426      272,000.00      272,000.00      8.25  6LIBOR    9/1/2007   2043.45      0.500      0.003



4463641426      174,000.00      173,999.93       7.3  6LIBOR    9/1/2007    1058.5      0.500      0.003



4463661426       83,000.00       83,000.00     9.625  6LIBOR    9/1/2008     705.5      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463480426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463511426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463518426             0                                                                                   1
4463519426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463527426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463536426             0                                                                                   2
4463559426             0                                                                                   2
4463575426             0                                                                                   2
4463577426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463587426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463610426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463611426             0                                                                                   2
4463628426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463641426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463661426             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463665426      136,000.00      135,930.59     9.325  6LIBOR    9/1/2007   1126.24      0.500      0.003
4463675426      304,000.00      304,000.00     7.625                        2151.7      0.500      0.003
4463677426      196,000.00      196,000.00      6.95  6LIBOR    9/1/2007   1135.17      0.500      0.003



4463701426       49,000.00       49,000.00      10.2                        437.27      0.500      0.003
4463708426      293,250.00      293,250.00      6.85  6LIBOR    9/1/2007   1673.97      0.500      0.003



4463714426       51,750.00       51,750.00      9.95                        452.24      0.500      0.003
4463715426       55,800.00       55,800.00      9.65  6LIBOR   10/1/2007    475.32      0.500      0.003



4463720426       72,000.00       72,000.00       9.5                        751.85      0.500      0.003
4463733426      243,000.00      243,000.00      7.95                       1609.88      0.500      0.003



4463747426       95,192.00       95,192.00      7.55  6LIBOR   10/1/2007    668.86      0.500      0.003



4463763426       91,120.00       91,055.68      7.75  6LIBOR    9/1/2007     652.8      0.500      0.003



4463780426       63,000.00       63,000.00       9.6  6LIBOR   10/1/2007    534.35      0.500      0.003



4463781426       65,175.00       65,175.00      7.05  6LIBOR   10/1/2007    435.81      0.500      0.003



4463787426       82,400.00       82,400.00      7.45  6LIBOR   10/1/2007    573.34      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463665426             0                                                                                   2
4463675426             0                                                                                   1
4463677426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463701426             0                                                                                   1
4463708426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463714426             0                                                                                   1
4463715426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463720426             0                                                                                   2
4463733426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463747426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463763426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463780426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463781426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463787426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463791426      205,120.00      205,120.00       7.7  6LIBOR    9/1/2007   1462.43      0.500      0.003



4463795426      242,250.00      242,250.00      8.45                       1854.12      0.500      0.003



4463796426      113,600.00      113,505.03       6.9  6LIBOR    9/1/2007    748.17      0.500      0.003



4463799426      188,000.00      188,000.00       6.6  6LIBOR    9/1/2007      1034      0.500      0.003



4463813426      241,400.00      241,400.00     7.875  6LIBOR    9/1/2007   1750.32      0.500      0.003
4463828426      409,500.00      409,500.00      8.25  6LIBOR   10/1/2007   2815.31      0.500      0.003



4463833426      140,000.00      140,000.00       7.5  6LIBOR    9/1/2007       875      0.500      0.003



4463875426       69,000.00       69,000.00      9.15                        562.66      0.500      0.003



4463881426      162,000.00      162,000.00       8.3  6LIBOR    9/1/2007    1120.5      0.500      0.003



4463900426       58,410.00       58,410.00       8.2  6LIBOR    9/1/2007    399.14      0.500      0.003



4463913426      114,100.00      114,100.00     10.55  6LIBOR    9/1/2007   1047.99      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463791426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463795426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463796426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463799426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463813426             0                                                                                   2
4463828426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463833426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463875426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463881426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463900426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463913426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4463917426      220,000.00      220,000.00       6.9  6LIBOR   10/1/2007   1448.93      0.500      0.003



4463925426       75,000.00       74,942.65      7.35  6LIBOR    9/1/2007    516.73      0.500      0.003
4463928426      105,832.00      105,832.00       7.3  6LIBOR    9/1/2007    725.56      0.500      0.003



4463929426       52,000.00       52,000.00     8.525  6LIBOR    9/1/2007    400.76      0.500      0.003
4463942426      105,000.00      105,000.00      7.25  6LIBOR   10/1/2007    634.38      0.500      0.003



4463973426       94,500.00       94,500.00     9.825  6LIBOR    9/1/2007    817.12      0.500      0.003
4463974426      143,920.00      143,920.00      7.05  6LIBOR    9/1/2007    962.35      0.500      0.003



4463982426      134,400.00      134,400.00      8.05  6LIBOR    9/1/2007     901.6      0.500      0.003



4463983426      719,250.00      719,250.00      7.75  6LIBOR    9/1/2007   4645.16      0.500      0.003



4464006426       82,550.00       82,550.00      9.15  6LIBOR   10/1/2007    673.15      0.500      0.003



4464007426      289,000.00      289,000.00      7.05  6LIBOR    9/1/2008   1932.44      0.500      0.003



4464010426      115,000.00      114,901.95       6.8  6LIBOR    9/1/2007    749.72      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4463917426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463925426             0                                                                                   1
4463928426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463929426             0                                                                                   1
4463942426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463973426             0                                                                                   1
4463974426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4463982426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4463983426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464006426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464007426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464010426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464018426      205,500.00      205,500.00      8.15  6LIBOR    9/1/2007   1395.69      0.500      0.003



4464021426      117,420.00      117,339.59       7.9  6LIBOR    9/1/2007    853.42      0.500      0.003



4464024426      122,400.00      122,400.00      7.75  6LIBOR    9/1/2007     790.5      0.500      0.003



4464025426       63,000.00       63,000.00      7.25  6LIBOR   10/1/2007    429.78      0.500      0.003



4464031426      200,000.00      200,000.00      6.99  6LIBOR    9/1/2007   1329.27      0.500      0.003



4464039426      152,000.00      151,873.58      6.95  6LIBOR    9/1/2008   1006.17      0.500      0.003
4464043426       64,875.00       64,828.74       7.7  6LIBOR    9/1/2007    462.54      0.500      0.003



4464049426       81,600.00       81,600.00     10.25  6LIBOR    9/1/2007    731.22      0.500      0.003



4464050426      358,700.00      358,700.00       7.2  6LIBOR    9/1/2007   2434.82      0.500      0.003



4464051426      169,600.00      169,600.00       7.7  6LIBOR    9/1/2008   1209.19      0.500      0.003
4464053426       59,310.00       59,310.00       9.1  6LIBOR    9/1/2007     481.5      0.500      0.003



4464067426       84,600.00       84,600.00     8.125  6LIBOR    9/1/2008    628.16      0.500      0.003
4464071426      273,500.00      273,500.00      7.15  6LIBOR    9/1/2008   1847.24      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464018426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464021426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464024426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464025426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464031426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464039426             0                                                                                   2
4464043426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464049426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464050426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464051426             0                                                                                   2
4464053426            24  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4464067426             0                                                                                   1
4464071426             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464077426       50,000.00       50,000.00         9  6LIBOR   10/1/2008    402.32      0.500      0.003



4464115426       86,400.00       86,400.00       7.8  6LIBOR    9/1/2007    621.97      0.500      0.003



4464120426      126,000.00      126,000.00     8.225  6LIBOR    9/1/2007    944.39      0.500      0.003
4464135426      262,000.00      262,000.00     7.175  6LIBOR    9/1/2007   1566.54      0.500      0.003
4464148426      540,000.00      540,000.00      6.95  6LIBOR   10/1/2007   3574.52      0.500      0.003



4464214426      126,000.00      126,000.00       9.4  6LIBOR   10/1/2007    1050.3      0.500      0.003
4464273426      128,000.00      128,000.00     8.875  6LIBOR    9/1/2007    946.67      0.500      0.003
4464292426       63,650.00       63,650.00      9.85  6LIBOR   10/1/2007    551.54      0.500      0.003
4464302426      102,150.00      102,150.00      8.85  6LIBOR    9/1/2007    810.93      0.500      0.003



4464329426       76,500.00       76,459.31      9.15  6LIBOR    9/1/2007    623.82      0.500      0.003



4464341426       51,300.00       51,300.00        10  6LIBOR    9/1/2007     427.5      0.500      0.003



4464346426      107,120.00      107,120.00      7.55  6LIBOR    9/1/2008    752.67      0.500      0.003
4464357426      138,000.00      138,000.00      9.65  6LIBOR   10/1/2007   1175.52      0.500      0.003



4464370426       97,750.00       97,750.00      8.95  6LIBOR    9/1/2007    783.01      0.500      0.003



4464375426       64,600.00       64,600.00      9.75  6LIBOR    9/1/2007    555.02      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464077426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464115426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464120426             0                                                                                   2
4464135426             0                                                                                   1
4464148426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464214426             0                                                                                   2
4464273426             0                                                                                   1
4464292426             0                                                                                   2
4464302426            24  Partial payment at any time without paying any charge. Full prepayment: The      1
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the
4464329426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464341426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464346426             0                                                                                   2
4464357426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464370426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464375426            24  Partial payment at any time without paying any charge. Full prepayment: The      2
                          prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT
                          (2%) of the unpaid balance if the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464402426      196,000.00      196,000.00       7.7  6LIBOR    9/1/2007   1397.41      0.500      0.003



4464404426      296,250.00      296,030.13       7.5                       2071.43      0.500      0.003
4464416426      188,408.00      188,408.00       6.6  6LIBOR   10/1/2007   1036.24      0.500      0.003



4464424426      125,600.00      125,509.93       7.7  6LIBOR    9/1/2007    895.48      0.500      0.003



4464425426       60,000.00       60,000.00      8.15  6LIBOR    9/1/2007    446.55      0.500      0.003



4464430426       66,000.00       66,000.00     10.55  6LIBOR    9/1/2007     606.2      0.500      0.003



4464432426      121,500.00      121,500.00         9  6LIBOR   10/1/2008    911.25      0.500      0.003



4464444426       94,500.00       94,500.00      7.95  6LIBOR    9/1/2007    690.12      0.500      0.003



4464455426      116,000.00      116,000.00      7.25  6LIBOR    9/1/2007    791.33      0.500      0.003



4464482426      104,000.00      104,000.00      7.55  6LIBOR    9/1/2007    654.33      0.500      0.003



4464483426       50,000.00       50,000.00     7.625  6LIBOR    9/1/2007     353.9      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464402426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464404426             0                                                                                   1
4464416426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464424426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464425426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464430426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464432426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464444426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464455426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464482426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464483426             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464495426       50,400.00       50,373.31      9.15  6LIBOR    9/1/2007    410.99      0.500      0.003



4464525426       69,700.00       69,700.00    10.475  6LIBOR    9/1/2007    636.28      0.500      0.003
4464555426       78,200.00       78,200.00      8.95  6LIBOR   10/1/2007    626.41      0.500      0.003



4464589426      152,000.00      152,000.00       6.7                        980.83      0.500      0.003



4464590426       61,290.00       61,290.00       9.2  6LIBOR   10/1/2007       502      0.500      0.003



4464595426      100,000.00      100,000.00     7.675  6LIBOR   10/1/2007    711.24      0.500      0.003
4464599426       54,900.00       54,900.00         9  6LIBOR   10/1/2007    441.74      0.500      0.003



4464602426       89,250.00       89,250.00     7.775  6LIBOR   10/1/2007    640.95      0.500      0.003
4464610426      109,520.00      109,520.00       7.5  6LIBOR   10/1/2008    765.78      0.500      0.003



4464624426      109,800.00      109,800.00     8.775  6LIBOR    9/1/2007    865.76      0.500      0.003
4464632426      140,250.00      140,250.00     9.575  6LIBOR    9/1/2007   1186.99      0.500      0.003
4464635426      221,400.00      221,400.00       8.5  6LIBOR    9/1/2007   1568.25      0.500      0.003



4464640426      138,000.00      138,000.00      7.05  6LIBOR   10/1/2007    922.76      0.500      0.003



4464648426      191,250.00      191,250.00       7.5  6LIBOR   10/1/2008   1337.25      0.500      0.003
4464670426      119,960.00      119,960.00      7.22  1YRCMT   11/1/2010     815.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464495426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464525426             0                                                                                   1
4464555426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464589426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464590426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464595426             0                                                                                   1
4464599426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464602426             0                                                                                   1
4464610426            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464624426             0                                                                                   2
4464632426             0                                                                                   1
4464635426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464640426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464648426             0                                                                                   2
4464670426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464680426       54,000.00       54,000.00      9.35  6LIBOR   10/1/2007    448.17      0.500      0.003



4464696426       96,900.00       96,900.00       9.4  6LIBOR    9/1/2007    807.73      0.500      0.003



4464712426      103,000.00      103,000.00      6.65  6LIBOR    9/1/2007    570.79      0.500      0.003



4464715426      148,750.00      148,750.00      10.6  6LIBOR   10/1/2007   1371.81      0.500      0.003



4464719426       74,700.00       74,700.00      7.99                        547.61      0.500      0.003



4464726426       75,600.00       75,564.16     9.675  6LIBOR    9/1/2007    645.37      0.500      0.003
4464740426       92,999.00       92,999.00      7.65  6LIBOR    9/1/2008    659.85      0.500      0.003
4464755426      212,000.00      212,000.00       7.2                       1439.04      0.500      0.003



4464789426       71,400.00       71,400.00         9  6LIBOR   10/1/2007    574.51      0.500      0.003



4464795426      152,000.00      152,000.00      7.85  6LIBOR   10/1/2007    994.33      0.500      0.003



4464799426      150,000.00      150,000.00       6.7  6LIBOR   10/1/2008     837.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464680426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464696426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464712426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464715426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464719426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464726426             0                                                                                   1
4464740426             0                                                                                   2
4464755426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464789426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464795426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464799426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4464804426      162,000.00      162,000.00      8.85  6LIBOR    9/1/2007   1194.75      0.500      0.003



4464812426       54,450.00       54,450.00     9.525  6LIBOR   10/1/2007    458.84      0.500      0.003
4464822426       63,000.00       63,000.00      9.15  6LIBOR   10/1/2007    513.73      0.500      0.003



4464872426      287,850.00      287,850.00      8.69  6LIBOR   10/1/2007   2084.51      0.500      0.003



4464876426       99,120.00       99,120.00      7.95  6LIBOR   10/1/2007    723.86      0.500      0.003



4464885426       90,950.00       90,950.00     8.875  6LIBOR   10/1/2007    723.64      0.500      0.003
4464898426       76,500.00       76,500.00      7.75  6LIBOR    9/1/2007    494.06      0.500      0.003



4464914426      219,467.00      219,467.00     7.575  6LIBOR   10/1/2007   1545.84      0.500      0.003
4464929426       94,400.00       94,400.00      8.55  6LIBOR   10/1/2007    729.21      0.500      0.003



4464933426      152,000.00      151,889.43       7.6  6LIBOR    9/1/2007   1073.24      0.500      0.003
4464953426       57,000.00       57,000.00       7.8  6LIBOR   10/1/2007    410.33      0.500      0.003



4464962426       63,000.00       63,000.00       7.6  6LIBOR   10/1/2007    444.83      0.500      0.003
4464976426       85,000.00       85,000.00     8.125  6LIBOR   10/1/2007    631.13      0.500      0.003
4464984426      103,500.00      103,500.00     9.325  6LIBOR   10/1/2007    857.11      0.500      0.003
4464987426      267,000.00      267,000.00     10.25  6LIBOR   10/1/2007    2392.6      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4464804426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464812426             0                                                                                   1
4464822426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464872426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464876426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464885426             0                                                                                   1
4464898426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4464914426             0                                                                                   2
4464929426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464933426             0                                                                                   1
4464953426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4464962426             0                                                                                   1
4464976426             0                                                                                   1
4464984426             0                                                                                   2
4464987426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4465003426      200,718.00      200,718.00       8.5  6LIBOR   10/1/2007   1421.75      0.500      0.003



4465035426      111,150.00      111,150.00      8.95  6LIBOR   10/1/2007    890.35      0.500      0.003
4465058426      161,600.00      161,600.00      7.15  6LIBOR    9/1/2007   1091.46      0.500      0.003
4465064426      143,650.00      143,650.00       7.3  6LIBOR   10/1/2008    984.83      0.500      0.003



4465093426      170,100.00      170,100.00      8.65  6LIBOR   10/1/2007   1226.14      0.500      0.003



4465112426      437,750.00      437,750.00       7.8  6LIBOR   10/1/2007   3151.24      0.500      0.003



4465134426       95,400.00       95,400.00     9.625  6LIBOR    9/1/2007    810.89      0.500      0.003
4465138426       92,999.00       92,999.00     7.375  6LIBOR   10/1/2008    642.33      0.500      0.003
4465143426       72,200.00       72,200.00     9.175  6LIBOR   10/1/2007    590.06      0.500      0.003
4465144426      421,429.60      421,429.60       6.4  6LIBOR   10/1/2007   2247.62      0.500      0.003



4465201426      112,920.00      112,920.00         9  6LIBOR    9/1/2007    908.58      0.500      0.003



4465233426      100,000.00      100,000.00      8.25  6LIBOR   10/1/2007    751.27      0.500      0.003



4465252426      242,250.00      242,250.00       9.5  6LIBOR   10/1/2007   1917.81      0.500      0.003



4465265426      127,592.00      127,592.00      7.49  6LIBOR    9/1/2007    891.27      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4465003426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465035426             0                                                                                   2
4465058426             0                                                                                   1
4465064426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465093426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465112426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465134426             0                                                                                   2
4465138426             0                                                                                   1
4465143426             0                                                                                   1
4465144426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465201426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465233426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465252426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465265426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4465278426      182,750.00      182,750.00       8.9  6LIBOR   10/1/2007   1457.32      0.500      0.003



4465301426      101,575.00      101,575.00     9.025  6LIBOR   10/1/2007    819.13      0.500      0.003
4465316426      124,000.00      124,000.00       7.3                        754.33      0.500      0.003



4465322426      212,500.00      212,500.00      8.05  6LIBOR   10/1/2007   1566.67      0.500      0.003



4465355426      282,000.00      282,000.00      9.15  6LIBOR   10/1/2007   2150.25      0.500      0.003



4465356426       52,500.00       52,500.00      10.5  6LIBOR   10/1/2007    480.24      0.500      0.003



4465365426       50,000.00       50,000.00       8.4  6LIBOR   10/1/2007    380.92      0.500      0.003



4465372426       70,999.00       70,999.00     7.225  6LIBOR   10/1/2007    483.14      0.500      0.003
4465380426      125,817.00      125,817.00     7.825  6LIBOR   10/1/2008     907.9      0.500      0.003
4465381426       92,499.00       92,499.00      7.95  6LIBOR   10/1/2007    675.51      0.500      0.003
4465401426      180,408.00      180,408.00       6.6  6LIBOR   10/1/2007    992.24      0.500      0.003
4465402426      108,750.00      108,750.00      7.75  6LIBOR   10/1/2007     779.1      0.500      0.003



4465403426      180,000.00      180,000.00      6.95  6LIBOR   10/1/2007    1042.5      0.500      0.003



4465423426       72,250.00       72,250.00       9.4  6LIBOR   10/1/2007    602.26      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4465278426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465301426             0                                                                                   1
4465316426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465322426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465355426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465356426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465365426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465372426             0                                                                                   1
4465380426             0                                                                                   2
4465381426             0                                                                                   1
4465401426            24  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
4465402426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465403426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465423426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4465425426       90,000.00       90,000.00       7.3  6LIBOR   11/1/2007     547.5      0.500      0.003



4465443426      180,000.00      180,000.00     8.325  6LIBOR   10/1/2007   1361.79      0.500      0.003
4465453426       54,500.00       54,500.00     8.725                        480.76      0.500      0.003
4465468426      302,600.00      302,600.00       7.1  6LIBOR   10/1/2007   1790.38      0.500      0.003



4465474426      252,000.00      252,000.00       7.5  6LIBOR   10/1/2007      1575      0.500      0.003



4465480426       50,000.00       50,000.00      7.45                         347.9      0.500      0.003



4465487426       74,700.00       74,700.00       8.6  6LIBOR   10/1/2007    579.69      0.500      0.003



4465529426      149,600.00      149,600.00       6.8  6LIBOR   10/1/2007    847.73      0.500      0.003



4465534426      116,100.00      116,100.00     9.075  6LIBOR   10/1/2007    940.44      0.500      0.003
4465543426      113,600.00      113,600.00      6.65  6LIBOR   10/1/2007    729.28      0.500      0.003



4465568426       72,200.00       72,200.00      9.45  6LIBOR   10/1/2008    604.47      0.500      0.003



4465588426      104,600.00      104,600.00      7.99  6LIBOR   10/1/2007    766.79      0.500      0.003
4465627426       61,920.00       61,920.00      9.25  6LIBOR   11/1/2008    509.41      0.500      0.003
4465636426       62,000.00       62,000.00      7.55  6LIBOR   10/1/2007    435.64      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4465425426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465443426             0                                                                                   1
4465453426             0                                                                                   2
4465468426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465474426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465480426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465487426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465529426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465534426             0                                                                                   2
4465543426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465568426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465588426             0                                                                                   2
4465627426            36  Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.            1
4465636426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4465651426       68,000.00       68,000.00      9.95  6LIBOR   10/1/2007    594.24      0.500      0.003
4465657426       70,000.00       70,000.00      7.15                        472.79      0.500      0.003



4465698426       78,300.00       78,300.00       8.6  6LIBOR   10/1/2007    561.15      0.500      0.003



4465699426      100,280.00      100,280.00       7.7  6LIBOR   10/1/2007    714.96      0.500      0.003



4465708426       68,000.00       68,000.00    10.325  6LIBOR   10/1/2007    613.15      0.500      0.003
4465714426       61,500.00       61,500.00     7.725                        439.54      0.500      0.003
4465716426       93,000.00       93,000.00     8.225  6LIBOR   10/1/2007    697.05      0.500      0.003
4465720426       53,000.00       53,000.00      7.99  6LIBOR   10/1/2007    388.53      0.500      0.003



4465724426       70,000.00       70,000.00      7.85  6LIBOR   10/1/2007    506.34      0.500      0.003



4465737426      110,000.00      110,000.00         7                        731.84      0.500      0.003



4465738426      222,000.00      222,000.00       6.7  6LIBOR   10/1/2007   1432.52      0.500      0.003



4465759426      145,350.00      145,350.00      8.65  6LIBOR   10/1/2007   1133.11      0.500      0.003



4465781426       70,550.00       70,550.00    10.325  6LIBOR   10/1/2007    636.14      0.500      0.003
4465841426      196,479.00      196,479.00       8.4  6LIBOR   10/1/2007   1375.35      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4465651426             0                                                                                   2
4465657426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465698426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465699426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465708426             0                                                                                   2
4465714426             0                                                                                   1
4465716426             0                                                                                   1
4465720426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465724426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465737426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465738426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465759426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4465781426             0                                                                                   1
4465841426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4465842426      100,000.00      100,000.00      6.75  6LIBOR   10/1/2007     648.6      0.500      0.003



4465880426       88,000.00       88,000.00      6.95  6LIBOR   10/1/2007    582.52      0.500      0.003



4465881426      225,000.00      225,000.00       7.6  6LIBOR   10/1/2007   1588.67      0.500      0.003



4465896426      106,200.00      106,200.00     8.975  6LIBOR   10/1/2008     852.6      0.500      0.003
4465915426      150,450.00      150,450.00         7  6LIBOR   10/1/2007   1000.95      0.500      0.003



4465934426      110,500.00      110,500.00      8.45  6LIBOR   10/1/2007     778.1      0.500      0.003



4465954426      162,000.00      162,000.00       8.4                       1234.18      0.500      0.003



4465963426       68,000.00       68,000.00      7.75  6LIBOR   10/1/2007    487.17      0.500      0.003



4465966426       50,999.00       50,999.00      7.25  6LIBOR   10/1/2007    347.91      0.500      0.003
4465971426      130,000.00      130,000.00      7.45  6LIBOR   10/1/2007    904.54      0.500      0.003



4465976426      116,000.00      116,000.00      9.75  6LIBOR   10/1/2007    996.62      0.500      0.003

4465999426      135,000.00      135,000.00      9.05  6LIBOR   10/1/2008   1091.11      0.500      0.003



4466044426       78,675.00       78,675.00     7.675  6LIBOR   10/1/2007    559.57      0.500      0.003
4466056426       90,000.00       90,000.00      9.95  6LIBOR   10/1/2007     786.5      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4465842426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465880426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465881426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465896426             0                                                                                   2
4465915426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465934426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465954426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465963426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465966426             0                                                                                   2
4465971426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4465976426            24  The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid           2
                          balance at the time of prepayment.
4465999426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466044426             0                                                                                   2
4466056426             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4466088426      277,000.00      277,000.00      7.45  6LIBOR   10/1/2007   1719.71      0.500      0.003



4466101426      100,800.00      100,800.00       7.5  6LIBOR   10/1/2007    704.81      0.500      0.003



4466109426      184,000.00      184,000.00       7.8                       1324.57      0.500      0.003



4466113426       67,500.00       67,500.00       9.6  6LIBOR   10/1/2007    572.51      0.500      0.003



4466115426       67,300.00       67,300.00      8.45                         515.1      0.500      0.003



4466121426       74,800.00       74,800.00       9.8  6LIBOR   10/1/2007     645.4      0.500      0.003



4466127426       50,000.00       50,000.00      8.35  6LIBOR   10/1/2007    379.16      0.500      0.003



4466130426       76,500.00       76,500.00      7.15  6LIBOR   10/1/2007    516.69      0.500      0.003



4466151426      148,800.00      148,800.00     7.825  6LIBOR   10/1/2007   1073.75      0.500      0.003
4466153426      261,600.00      261,600.00      6.75  6LIBOR   11/1/2007   1696.74      0.500      0.003



4466157426      124,000.00      124,000.00       8.4  6LIBOR   10/1/2007       868      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4466088426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466101426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466109426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466113426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466115426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466121426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466127426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466130426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466151426             0                                                                                   2
4466153426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466157426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4466158426       53,600.00       53,600.00     7.625                        379.38      0.500      0.003
4466159426      243,000.00      243,000.00       7.1  6LIBOR   10/1/2007   1633.04      0.500      0.003
4466165426      140,752.00      140,752.00       8.6  6LIBOR   10/1/2007   1092.26      0.500      0.003



4466185426      273,600.00      273,600.00       6.6  6LIBOR   11/1/2007   1747.38      0.500      0.003



4466197426      121,500.00      121,500.00       8.6  6LIBOR   10/1/2007    942.86      0.500      0.003



4466201426      144,000.00      144,000.00       7.3  6LIBOR   10/1/2007    987.23      0.500      0.003



4466257426      110,400.00      110,400.00       6.9  6LIBOR   10/1/2007     727.1      0.500      0.003
4466259426       92,700.00       92,700.00      7.75                        664.12      0.500      0.003



4466286426      258,400.00      258,400.00       8.1  6LIBOR   10/1/2007    1744.2      0.500      0.003



4466298426       70,000.00       70,000.00     7.925  6LIBOR   10/1/2008    509.99      0.500      0.003
4466303426       72,000.00       72,000.00      8.05  6LIBOR   10/1/2007    530.83      0.500      0.003



4466338426      143,104.00      143,104.00       7.5  6LIBOR   10/1/2007   1000.61      0.500      0.003



4466351426      126,000.00      126,000.00      9.35  6LIBOR   10/1/2007   1045.72      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4466158426             0                                                                                   1
4466159426             0                                                                                   1
4466165426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466185426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466197426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466201426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466257426             0                                                                                   2
4466259426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466286426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466298426             0                                                                                   2
4466303426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466338426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466351426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4466365426      179,418.40      179,418.40      8.85  6LIBOR   10/1/2007   1323.21      0.500      0.003



4466367426      112,000.00      112,000.00      8.25                        841.42      0.500      0.003
4466404426      179,200.00      179,200.00       8.2  6LIBOR   10/1/2007   1224.53      0.500      0.003



4466425426       75,000.00       75,000.00      8.45                        574.03      0.500      0.003



4466431426       87,300.00       87,300.00      9.65  6LIBOR   10/1/2007    743.64      0.500      0.003



4466442426       82,800.00       82,800.00       8.7  6LIBOR   10/1/2007    648.44      0.500      0.003



4466467426       76,500.00       76,500.00      8.99  6LIBOR   10/1/2007    614.99      0.500      0.003



4466470426       98,000.00       98,000.00       7.3  6LIBOR   10/1/2007    596.17      0.500      0.003



4466492426       53,000.00       53,000.00      10.1  6LIBOR   10/1/2007    469.04      0.500      0.003
4466499426       85,025.00       85,025.00       9.9  6LIBOR   11/1/2007    739.88      0.500      0.003
4466508426      179,760.00      179,760.00      7.25  6LIBOR   10/1/2007   1226.29      0.500      0.003



4466562426       58,500.00       58,500.00     9.625  6LIBOR   10/1/2007    497.25      0.500      0.003
4466571426      208,329.60      208,329.60       8.5  6LIBOR   10/1/2007   1601.88      0.500      0.003
4466573426       70,550.00       70,550.00       9.9  6LIBOR   10/1/2007    613.92      0.500      0.003
4466602426      125,600.00      125,600.00       8.1                        930.38      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4466365426            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466367426             0                                                                                   2
4466404426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466425426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466431426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466442426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466467426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466470426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466492426             0                                                                                   1
4466499426             0                                                                                   1
4466508426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466562426             0                                                                                   1
4466571426             0                                                                                   2
4466573426             0                                                                                   2
4466602426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4466613426      161,222.00      161,222.00      7.65  6LIBOR   10/1/2007    1143.9      0.500      0.003



4466633426       64,000.00       64,000.00     8.525  6LIBOR   10/1/2007    493.24      0.500      0.003
4466638426       64,000.00       64,000.00     9.125  6LIBOR   10/1/2007    520.73      0.500      0.003
4466660426       82,500.00       82,500.00     10.35  6LIBOR   10/1/2008    745.43      0.500      0.003



4466676426      177,000.00      177,000.00      6.65  6LIBOR   10/1/2007   1136.28      0.500      0.003



4466677426      100,000.00      100,000.00         8  6LIBOR   10/1/2007    733.77      0.500      0.003



4466684426       82,000.00       82,000.00      8.15  6LIBOR   10/1/2008    556.92      0.500      0.003
4466695426      176,000.00      176,000.00      6.85  6LIBOR   10/1/2007   1153.26      0.500      0.003



4466697426      148,500.00      148,500.00     8.425  6LIBOR   10/1/2007   1133.96      0.500      0.003
4466737426      116,000.00      116,000.00     8.075                         975.7      0.500      0.003
4466780426       88,200.00       88,200.00     10.55  6LIBOR   10/1/2007     810.1      0.500      0.003
4466795426       44,000.00       44,000.00     10.15                        391.02      0.500      0.003
4466817426      472,000.00      472,000.00      7.65  6LIBOR   10/1/2007   3348.91      0.500      0.003



4466827426       72,000.00       72,000.00      6.69  6LIBOR   11/1/2007     401.4      0.500      0.003



4466865426      145,600.00      145,600.00      7.25  6LIBOR   10/1/2007    879.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4466613426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466633426             0                                                                                   1
4466638426             0                                                                                   1
4466660426            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466676426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466677426             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466684426             0                                                                                   1
4466695426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466697426             0                                                                                   1
4466737426             0                                                                                   2
4466780426             0                                                                                   1
4466795426             0                                                                                   1
4466817426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466827426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466865426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4466873426       86,000.00       86,000.00     10.55                         789.9      0.500      0.003



4466915426      427,400.00      427,400.00      8.75  6LIBOR   10/1/2007   3362.36      0.500      0.003
4466931426       54,000.00       54,000.00       9.9  6LIBOR   10/1/2007    469.91      0.500      0.003



4466935426       57,200.00       57,200.00      7.25  6LIBOR   11/1/2007    390.21      0.500      0.003



4466943426      224,000.00      224,000.00       6.5  6LIBOR   10/1/2007   1415.84      0.500      0.003



4466978426       84,600.00       84,600.00       8.7  6LIBOR   11/1/2007    662.53      0.500      0.003
4467062426      183,000.00      183,000.00      8.05                       1349.18      0.500      0.003



4467070426      103,500.00      103,500.00         9  6LIBOR   10/1/2007    776.25      0.500      0.003



4467166426      122,650.00      122,650.00      7.95  6LIBOR   10/1/2007     895.7      0.500      0.003



4467219426       77,400.00       77,400.00      8.55  6LIBOR   10/1/2007    597.89      0.500      0.003



4467366426       83,200.00       83,200.00     8.425  6LIBOR   11/1/2007    635.32      0.500      0.003
4467591426      135,280.00      135,280.00     8.875                       1076.35      0.500      0.003
4467735426      170,000.00      170,000.00         8  6LIBOR   11/1/2007    1247.4      0.500      0.003
4467852426      124,800.00      124,800.00      7.99  6LIBOR   11/1/2007    914.87      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4466873426            36  First-lien on non-owner occupied property and the original principal             1
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
4466915426             0                                                                                   2
4466931426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466935426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4466943426            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4466978426             0                                                                                   2
4467062426            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4467070426            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4467166426             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4467219426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4467366426             0                                                                                   1
4467591426             0                                                                                   1
4467735426             0                                                                                   2
4467852426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
4467890426       99,192.00       99,192.00      8.75  6LIBOR   11/1/2007    780.35      0.500      0.003



4467947426      164,800.00      164,800.00      7.95                       1203.51      0.500      0.003



4468072426       76,000.00       76,000.00      7.35  6LIBOR   11/1/2007    523.62      0.500      0.003



4468202426      263,920.00      263,920.00      8.25  6LIBOR   11/1/2007   1814.45      0.500      0.003
4468617426       50,265.00       50,265.00        10  6LIBOR   11/1/2008    418.88      0.500      0.003



8086402179      331,415.00      331,415.00       6.5  6LIBOR    7/1/2007   1795.16      0.500      0.003



8086644179      132,000.00      132,000.00       6.9  6LIBOR    9/1/2008       759      0.500      0.003



8086706179      175,800.00      175,690.16      8.35                       1333.11      0.500      0.003



8086783179       88,000.00       88,000.00       6.5  6LIBOR    9/1/2007    556.22      0.500      0.003



8086786179      212,768.00      212,768.00      8.99  6LIBOR    8/1/2008   1593.99      0.500      0.003



8086790179      213,048.00      213,048.00      6.95  6LIBOR    8/1/2007    1233.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
4467890426            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4467947426            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
4468072426            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
4468202426             0                                                                                   2
4468617426            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8086402179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086644179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086706179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086783179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086786179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086790179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086799179      253,800.00      253,629.35      7.99  6LIBOR    8/1/2007   1860.53      0.500      0.003



8086802179      127,938.00      127,937.92      6.25  6LIBOR    8/1/2008    666.34      0.500      0.003



8086818179      118,760.00      118,760.00       6.5  6LIBOR    9/1/2007    643.28      0.500      0.003



8086829179      241,712.00      241,559.43       8.3  6LIBOR    8/1/2008   1824.41      0.500      0.003
8086844179      126,900.00      126,900.00       7.5  6LIBOR    8/1/2007    793.13      0.500      0.003



8086856179      253,482.00      253,482.00      6.95  6LIBOR    8/1/2008   1468.08      0.500      0.003



8086858179      135,000.00      134,797.74       8.5  6LIBOR    9/1/2008   1038.04      0.500      0.003



8086865179      219,504.00      219,504.00      6.65  6LIBOR   10/1/2007   1216.42      0.500      0.003



8086867179      131,024.00      131,024.00       6.8  6LIBOR    9/1/2007    742.47      0.500      0.003



8086886179      132,000.00      132,000.00      6.25  6LIBOR    8/1/2007     687.5      0.500      0.003



8086888179      508,000.00      508,000.00      6.75  6LIBOR    9/1/2007    2857.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086799179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086802179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086818179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086829179             0                                                                                   1
8086844179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086856179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086858179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086865179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086867179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086886179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086888179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086889179      127,000.00      127,000.00     10.25                       1138.05      0.500      0.003



8086891179      204,000.00      203,861.72      7.95  6LIBOR    8/1/2007   1489.78      0.500      0.003



8086894179      244,300.00      244,300.00      6.85  6LIBOR   10/1/2007   1394.55      0.500      0.003



8086897179      493,000.00      493,000.00       6.3  6LIBOR    8/1/2007   2588.25      0.500      0.003



8086898179      129,504.00      129,504.00      6.75  6LIBOR    9/1/2007    728.46      0.500      0.003



8086908179      127,124.00      127,124.00      6.99  6LIBOR    9/1/2007     740.5      0.500      0.003



8086923179      185,224.00      185,224.00      7.95  6LIBOR    8/1/2007   1227.11      0.500      0.003



8086925179      170,700.00      170,551.16      6.99  6LIBOR    9/1/2007   1134.53      0.500      0.003



8086926179      165,600.00      165,600.00      6.55  6LIBOR    9/1/2007     903.9      0.500      0.003



8086928179       41,400.00       41,400.00       9.7                        354.18      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086889179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086891179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086894179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086897179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086898179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086908179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086923179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086925179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086926179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086928179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086930179      128,000.00      128,000.00      7.55  6LIBOR    9/1/2007    805.33      0.500      0.003



8086931179       32,000.00       32,000.00     10.25                        286.76      0.500      0.003



8086932179      473,600.00      473,600.00      6.65  6LIBOR    8/1/2007   2624.53      0.500      0.003



8086934179      232,000.00      232,000.00      6.65  6LIBOR    9/1/2007   1489.36      0.500      0.003



8086935179      138,588.00      138,588.00      7.05  6LIBOR    9/1/2007     814.2      0.500      0.003



8086937179      168,000.00      168,000.00      7.25  6LIBOR   10/1/2007      1015      0.500      0.003



8086940179      200,000.00      200,000.00       6.9  6LIBOR    9/1/2007      1150      0.500      0.003



8086943179      360,000.00      360,000.00      6.75  6LIBOR    8/1/2007      2025      0.500      0.003



8086948179      243,900.00      243,900.00      7.75  6LIBOR    9/1/2007   1575.19      0.500      0.003



8086949179      204,000.00      204,000.00      7.15  6LIBOR    9/1/2007    1215.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086930179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086931179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086932179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086934179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086935179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086937179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086940179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086943179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086948179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086949179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086954179      156,800.00      156,800.00      6.85  6LIBOR   10/1/2007    895.07      0.500      0.003



8086955179      205,000.00      204,999.15      7.85  6LIBOR    8/1/2007   1341.04      0.500      0.003



8086957179      176,000.00      176,000.00      6.85  6LIBOR    8/1/2007   1004.67      0.500      0.003



8086959179       39,200.00       39,200.00     10.15                        348.37      0.500      0.003



8086960179       56,700.00       56,671.81      9.45  6LIBOR    8/1/2007     474.7      0.500      0.003



8086963179      160,000.00      160,000.00      8.15  6LIBOR    9/1/2007    1190.8      0.500      0.003



8086965179      363,200.00      363,200.00      6.75  6LIBOR    9/1/2007      2043      0.500      0.003



8086972179      275,000.00      275,000.00         7  6LIBOR    9/1/2007   1604.17      0.500      0.003



8086973179      145,236.00      145,236.00       7.5  6LIBOR    9/1/2007    907.73      0.500      0.003



8086975179      195,200.00      195,200.00       6.6  6LIBOR    9/1/2007   1246.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086954179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086955179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086957179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086959179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086960179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086963179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086965179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086972179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086973179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086975179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086976179      120,600.00      120,600.00      6.75                        782.21      0.500      0.003



8086977179       37,800.00       37,800.00       9.4                        315.09      0.500      0.003



8086978179      128,000.00      128,000.00      6.35  6LIBOR    9/1/2007    677.33      0.500      0.003



8086979179      180,000.00      179,875.49      7.85                       1302.01      0.500      0.003



8086980179       32,000.00       31,985.99     10.05                        282.01      0.500      0.003
8086981179      156,100.00      156,100.00       6.2  6LIBOR    9/1/2007    806.52      0.500      0.003



8086984179      152,000.00      152,000.00      6.99  6LIBOR    9/1/2008     885.4      0.500      0.003



8086985179      140,000.00      140,000.00       7.3                         959.8      0.500      0.003



8086987179      175,600.00      175,600.00      6.45  6LIBOR    9/1/2007    943.85      0.500      0.003



8086992179      177,300.00      177,300.00      7.75  6LIBOR    9/1/2007    1270.2      0.500      0.003



8086993179      262,500.00      262,500.00      6.85  6LIBOR    9/1/2007   1498.44      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086976179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086977179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086978179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086979179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086980179             0                                                                                   2
8086981179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086984179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086985179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086987179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086992179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086993179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8086994179      158,400.00      158,400.00         7  6LIBOR    8/1/2008       924      0.500      0.003



8086995179      212,500.00      212,500.00      6.75  6LIBOR    9/1/2007   1378.28      0.500      0.003



8086996179      458,000.00      458,000.00       6.9  6LIBOR    9/1/2007    2633.5      0.500      0.003



8086997179       73,500.00       73,500.00      6.75  6LIBOR    9/1/2007    476.72      0.500      0.003



8086999179      231,800.00      231,800.00       8.9  6LIBOR    9/1/2007   1848.47      0.500      0.003



8087000179      121,030.00      121,030.00      7.25  6LIBOR    9/1/2007    731.22      0.500      0.003



8087004179      121,500.00      121,499.53      8.15  6LIBOR    9/1/2008    825.19      0.500      0.003



8087005179       94,500.00       94,500.00      7.55  6LIBOR    9/1/2007    594.56      0.500      0.003



8087006179      208,000.00      208,000.00       6.6  6LIBOR    9/1/2007   1328.42      0.500      0.003



8087008179      193,460.00      193,460.00      8.95  6LIBOR    9/1/2007   1549.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8086994179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086995179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086996179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086997179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8086999179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087000179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087004179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087005179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087006179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087008179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087009179       72,000.00       71,938.00      6.75  6LIBOR    9/1/2007       467      0.500      0.003



8087011179      183,200.00      183,200.00       6.5  6LIBOR    9/1/2007    992.33      0.500      0.003



8087012179       45,800.00       45,800.00     10.75                        427.54      0.500      0.003
8087014179      164,700.00      164,700.00      7.75  6LIBOR    9/1/2007   1063.69      0.500      0.003



8087020179      176,800.00      176,800.00       7.1  6LIBOR    9/1/2007   1046.07      0.500      0.003



8087021179      257,890.00      257,890.00       7.9  6LIBOR   10/1/2007   1697.78      0.500      0.003
8087024179      179,316.00      179,316.00      7.75  6LIBOR    9/1/2007   1284.65      0.500      0.003



8087027179      128,000.00      128,000.00       8.2  6LIBOR    9/1/2007    957.13      0.500      0.003



8087028179      328,000.00      327,863.13      6.95                       1899.67      0.500      0.003



8087031179      126,800.00      126,800.00       6.2  6LIBOR    9/1/2007    776.62      0.500      0.003



8087034179       70,000.00       69,944.29      7.15  6LIBOR    9/1/2007    472.79      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087009179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087011179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087012179             0                                                                                   1
8087014179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087020179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087021179             0                                                                                   1
8087024179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087027179            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087028179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087031179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087034179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087037179      108,000.00      108,000.00       6.5  6LIBOR    9/1/2007       585      0.500      0.003



8087039179      392,350.00      392,323.40      6.75  6LIBOR    9/1/2007   2206.97      0.500      0.003



8087042179      121,600.00      121,600.00       7.2  6LIBOR    9/1/2007     729.6      0.500      0.003



8087043179      238,300.00      238,300.00       9.5  6LIBOR    9/1/2007   1886.54      0.500      0.003



8087044179      207,637.00      207,637.00      7.75  6LIBOR   10/1/2007   1340.99      0.500      0.003
8087046179      112,000.00      111,907.28      6.95  6LIBOR    9/1/2007    741.39      0.500      0.003



8087050179      171,000.00      171,000.00       6.9                       1126.21      0.500      0.003



8087051179      433,500.00      433,500.00       6.8  6LIBOR    9/1/2007    2456.5      0.500      0.003



8087052179      170,000.00      170,000.00       8.8  6LIBOR    9/1/2007   1246.67      0.500      0.003
8087053179      202,500.00      202,500.00       7.1  6LIBOR    9/1/2007   1198.13      0.500      0.003



8087056179      164,000.00      164,000.00       7.5                       1146.72      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087037179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087039179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087042179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087043179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087044179             0                                                                                   2
8087046179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087050179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087051179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087052179             0                                                                                   1
8087053179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087056179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087058179      174,250.00      174,250.00       7.9  6LIBOR    9/1/2007   1147.15      0.500      0.003



8087059179      191,200.00      191,200.00       7.1  6LIBOR    9/1/2007   1131.27      0.500      0.003



8087061179      360,000.00      360,000.00       6.4  6LIBOR   10/1/2007      1920      0.500      0.003



8087066179      437,600.00      437,600.00      8.45  6LIBOR   10/1/2007   3081.43      0.500      0.003



8087067179       91,200.00       91,200.00      7.15  6LIBOR    9/1/2007     543.4      0.500      0.003



8087069179      157,250.00      157,250.00       6.7  6LIBOR    9/1/2007    877.98      0.500      0.003



8087071179      287,300.00      287,300.00       8.5  6LIBOR    9/1/2007   2209.09      0.500      0.003



8087080179      216,000.00      216,000.00      6.99  6LIBOR    9/1/2007   1435.61      0.500      0.003



8087082179      188,800.00      188,800.00       7.4  6LIBOR    9/1/2007   1164.27      0.500      0.003



8087083179      192,623.00      192,623.00      6.99  6LIBOR    9/1/2007   1122.03      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087058179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087059179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087061179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087066179            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087067179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087069179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087071179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087080179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087082179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087083179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087085179      124,812.00      124,812.00       6.5  6LIBOR   10/1/2007    676.07      0.500      0.003



8087086179       31,203.00       31,203.00      9.65                         265.8      0.500      0.003



8087087179      236,300.00      236,300.00      7.25  6LIBOR    9/1/2007   1427.65      0.500      0.003



8087088179      139,000.00      139,000.00       8.6  6LIBOR    9/1/2007    996.17      0.500      0.003
8087091179      220,000.00      220,000.00       8.3  6LIBOR    9/1/2007   1521.67      0.500      0.003



8087094179      152,000.00      152,000.00       8.5  6LIBOR    9/1/2007   1076.67      0.500      0.003



8087095179       60,000.00       60,000.00      7.99                        439.85      0.500      0.003



8087096179      122,400.00      122,400.00       7.9  6LIBOR    9/1/2007     805.8      0.500      0.003



8087099179      154,400.00      154,400.00      6.99  6LIBOR    9/1/2007    899.38      0.500      0.003



8087103179      334,800.00      334,800.00      7.99  6LIBOR    9/1/2007   2229.21      0.500      0.003



8087108179      221,131.00      221,131.00      7.99  6LIBOR    9/1/2007   1472.36      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087085179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087086179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087087179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087088179             0                                                                                   1
8087091179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087094179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087095179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087096179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087099179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087103179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087108179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087112179      119,175.00      119,175.00       6.5  6LIBOR    9/1/2007    645.53      0.500      0.003



8087116179      148,750.00      148,635.11       7.3  6LIBOR    9/1/2007   1019.79      0.500      0.003



8087120179      126,000.00      126,000.00       8.4  6LIBOR    9/1/2007    959.92      0.500      0.003



8087121179      104,000.00      104,000.00      6.99  6LIBOR    9/1/2007    691.22      0.500      0.003



8087126179      170,650.00      170,650.00       7.7                       1216.67      0.500      0.003



8087127179      324,000.00      324,000.00      6.55  6LIBOR    9/1/2008    1768.5      0.500      0.003



8087130179      141,100.00      141,100.00       6.9  6LIBOR    9/1/2007    811.33      0.500      0.003



8087131179      512,000.00      512,000.00      6.75  6LIBOR    9/1/2007      2880      0.500      0.003



8087136179      286,450.00      286,450.00       7.2  6LIBOR    9/1/2007   1944.39      0.500      0.003



8087139179      445,000.00      445,000.00      7.89  6LIBOR    9/1/2007    3231.2      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087112179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087116179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087120179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087121179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087126179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087127179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087130179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087131179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087136179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087139179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087143179      640,000.00      640,000.00      6.25  6LIBOR   10/1/2007   3333.33      0.500      0.003



8087150179      324,000.00      324,000.00      7.99  6LIBOR   10/1/2007    2157.3      0.500      0.003



8087153179      287,138.00      287,138.00      8.24  6LIBOR   10/1/2007   1971.68      0.500      0.003



8087154179      292,000.00      292,000.00      6.99  6LIBOR    9/1/2007   1940.73      0.500      0.003



8087157179      157,013.00      157,013.00      7.99  6LIBOR   10/1/2008   1151.02      0.500      0.003



8087163179      134,315.00      134,315.00      6.55  6LIBOR   11/1/2007    733.14      0.500      0.003



8087164179      228,000.00      228,000.00       8.2  6LIBOR   10/1/2007   1704.89      0.500      0.003



8087166179      120,700.00      120,700.00      7.45  6LIBOR    9/1/2007    749.35      0.500      0.003



8087169179      336,000.00      336,000.00      6.45  6LIBOR    9/1/2007      1806      0.500      0.003



8087170179      161,116.00      161,116.00       7.3  6LIBOR    9/1/2007    980.12      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087143179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087150179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087153179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087154179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087157179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087163179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087164179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087166179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087169179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087170179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087171179       40,279.00       40,279.00     10.25                        360.95      0.500      0.003



8087176179      277,500.00      277,500.00      7.75  6LIBOR    9/1/2007   1988.05      0.500      0.003



8087178179      420,000.00      420,000.00      7.15  6LIBOR   10/1/2007    2502.5      0.500      0.003



8087183179      117,120.00      117,120.00     6.875  6LIBOR    9/1/2007       671      0.500      0.003



8087184179       29,280.00       29,280.00       9.5                        246.21      0.500      0.003



8087187179      143,200.00      143,200.00      6.15  6LIBOR   10/1/2007     733.9      0.500      0.003



8087190179      161,600.00      161,600.00      6.75  6LIBOR    9/1/2007       909      0.500      0.003



8087192179      128,000.00      128,000.00       6.8  6LIBOR    9/1/2007    834.47      0.500      0.003



8087195179      319,500.00      319,500.00       7.2  6LIBOR    9/1/2007      1917      0.500      0.003



8087196179      172,517.00      172,517.00       6.4  6LIBOR   10/1/2007   1079.11      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087171179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087176179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087178179            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087183179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087184179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087187179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087190179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087192179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087195179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087196179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087200179      158,646.00      158,646.00       7.2  6LIBOR    9/1/2007    951.88      0.500      0.003



8087201179      209,600.00      209,600.00       7.4  6LIBOR   10/1/2007   1292.53      0.500      0.003



8087204179       39,661.00       39,661.00      9.49                        333.21      0.500      0.003



8087207179      114,400.00      114,400.00      7.15  6LIBOR    9/1/2007    681.63      0.500      0.003



8087210179       28,600.00       28,600.00     10.65                        264.83      0.500      0.003
8087211179      387,000.00      387,000.00       7.2  6LIBOR   10/1/2008      2322      0.500      0.003



8087212179      315,511.00      315,511.00      6.45  6LIBOR   10/1/2007   1695.87      0.500      0.003



8087217179      161,166.00      161,166.00       6.7  6LIBOR    9/1/2007   1039.97      0.500      0.003



8087219179       86,000.00       86,000.00       6.9                         566.4      0.500      0.003



8087222179      139,050.00      139,050.00      6.65  6LIBOR   10/1/2007    892.66      0.500      0.003



8087224179      198,000.00      198,000.00      7.99  6LIBOR   10/1/2007   1451.48      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087200179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087201179            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087204179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087207179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087210179             0                                                                                   1
8087211179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087212179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087217179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087219179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087222179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087224179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087228179      115,000.00      115,000.00      7.75  6LIBOR   10/1/2007    742.71      0.500      0.003



8087230179      716,000.00      716,000.00      6.39  6LIBOR   10/1/2007    3812.7      0.500      0.003



8087235179       75,000.00       75,000.00      7.45  6LIBOR   10/1/2007    521.85      0.500      0.003



8087237179      179,200.00      179,200.00       6.9  6LIBOR   10/1/2007   1180.22      0.500      0.003



8087241179      429,250.00      429,250.00      7.25  6LIBOR   10/1/2007   2593.39      0.500      0.003



8087246179      165,200.00      165,200.00      6.75  6LIBOR   10/1/2007    929.25      0.500      0.003



8087248179      103,600.00      103,600.00      8.55  6LIBOR   10/1/2007    738.15      0.500      0.003



8087250179      136,800.00      136,800.00       8.5  6LIBOR   10/1/2007       969      0.500      0.003



8087253179       87,120.00       87,120.00      7.25  6LIBOR   10/1/2007    526.35      0.500      0.003



8087254179      130,276.00      130,276.00       6.5  6LIBOR   10/1/2007    705.66      0.500      0.003



8087255179       32,569.00       32,569.00      9.75                        279.82      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087228179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087230179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087235179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087237179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087241179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087246179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087248179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087250179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087253179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087254179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087255179             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087258179      252,000.00      252,000.00      6.38  6LIBOR   10/1/2007    1339.8      0.500      0.003



8087260179      226,700.00      226,700.00       6.4  6LIBOR   10/1/2007   1209.07      0.500      0.003



8087263179      355,500.00      355,500.00       6.8  6LIBOR   10/1/2007    2014.5      0.500      0.003



8087265179      157,500.00      157,500.00       6.9                        1037.3      0.500      0.003



8087266179      230,250.00      230,250.00      7.25  6LIBOR   10/1/2007   1391.09      0.500      0.003



8087268179      544,000.00      544,000.00       6.7  6LIBOR   10/1/2007   3037.33      0.500      0.003



8087275179      412,500.00      412,500.00      7.99  6LIBOR   10/1/2007   3023.91      0.500      0.003



8087278179       72,000.00       72,000.00       7.5  6LIBOR   10/1/2007    503.44      0.500      0.003



8087279179      164,000.00      164,000.00       7.1  6LIBOR   10/1/2007   1102.14      0.500      0.003



8087282179       71,000.00       71,000.00       7.1                        477.15      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087258179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087260179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087263179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087265179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087266179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087268179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087275179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087278179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087279179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087282179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087284179      188,000.00      188,000.00      6.25  6LIBOR   10/1/2007   1157.55      0.500      0.003



8087285179       47,000.00       47,000.00      9.25                        386.66      0.500      0.003



8087286179      448,000.00      448,000.00       6.7  6LIBOR   10/1/2007   2501.33      0.500      0.003



8087287179      112,000.00      112,000.00      9.99                        982.06      0.500      0.003
8087290179       55,000.00       55,000.00         8  6LIBOR   10/1/2007    403.58      0.500      0.003



8087292179      179,348.00      179,348.00      6.95  6LIBOR   10/1/2007    1187.2      0.500      0.003



8087293179      212,856.00      212,856.00       6.9  6LIBOR   10/1/2007   1223.92      0.500      0.003



8087295179       53,214.00       53,214.00      9.75                         457.2      0.500      0.003



8087297179      158,692.00      158,692.00       7.3  6LIBOR   10/1/2007    965.38      0.500      0.003



8087298179      260,000.00      260,000.00      7.75  6LIBOR   10/1/2007   1679.17      0.500      0.003



8087299179      311,304.00      311,304.00      6.65  6LIBOR   10/1/2007   1998.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087284179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087285179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087286179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087287179             0                                                                                   2
8087290179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087292179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087293179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087295179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087297179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087298179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087299179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087303179      168,211.00      168,211.00       6.9  6LIBOR   10/1/2007    967.21      0.500      0.003



8087307179      106,400.00      106,400.00      7.45  6LIBOR   10/1/2007    660.57      0.500      0.003



8087318179      146,316.00      146,316.00       6.7  6LIBOR   10/1/2007    944.15      0.500      0.003



8087320179       71,250.00       71,250.00      10.7                        662.43      0.500      0.003



8087323179      315,000.00      315,000.00       8.5  6LIBOR   11/1/2007   2422.08      0.500      0.003
8087326179      563,500.00      563,500.00      7.25  6LIBOR   10/1/2007   3404.48      0.500      0.003
8087328179      206,351.00      206,351.00      6.55  6LIBOR   10/1/2007   1311.08      0.500      0.003



8087329179      213,240.00      213,240.00      7.05  6LIBOR   10/1/2007   1252.79      0.500      0.003



8087331179      197,612.00      197,612.00      6.85  6LIBOR   10/1/2007   1128.04      0.500      0.003



8087333179       53,310.00       53,310.00       9.9                         463.9      0.500      0.003



8087334179       49,403.00       49,403.00      9.75                        424.45      0.500      0.003
8087335179      242,000.00      242,000.00      7.75  6LIBOR   10/1/2007   1562.92      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087303179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087307179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087318179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087320179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087323179             0                                                                                   2
8087326179             0                                                                                   2
8087328179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087329179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087331179            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087333179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087334179             0                                                                                   1
8087335179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087336179      181,877.00      181,877.00      8.35  6LIBOR   10/1/2007   1379.19      0.500      0.003



8087343179      390,577.00      390,577.00      7.15  6LIBOR   10/1/2007   2327.19      0.500      0.003



8087344179      148,000.00      148,000.00      6.85  6LIBOR   10/1/2007    844.83      0.500      0.003



8087350179      367,791.00      367,791.00       6.3  6LIBOR   10/1/2007    1930.9      0.500      0.003



8087351179       91,948.00       91,948.00      9.55                        776.51      0.500      0.003
8087352179      189,000.00      189,000.00      7.15  6LIBOR   10/1/2007   1126.13      0.500      0.003



8087354179      244,196.00      244,196.00      7.95  6LIBOR   10/1/2007    1617.8      0.500      0.003
8087359179      164,000.00      164,000.00      6.95  6LIBOR   10/1/2007    949.83      0.500      0.003



8087363179      144,000.00      144,000.00      6.69  6LIBOR   10/1/2007    928.25      0.500      0.003



8087364179       36,000.00       36,000.00      10.2                        321.26      0.500      0.003
8087365179      157,500.00      157,500.00      6.75  6LIBOR   10/1/2007    885.94      0.500      0.003



8087366179      166,500.00      166,500.00      6.85  6LIBOR   10/1/2007   1091.01      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087336179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087343179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087344179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087350179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087351179             0                                                                                   2
8087352179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087354179             0                                                                                   2
8087359179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087363179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087364179             0                                                                                   1
8087365179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087366179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087368179      137,600.00      137,600.00      7.25  6LIBOR   10/1/2007    938.68      0.500      0.003



8087369179       34,400.00       34,400.00     10.65                        318.54      0.500      0.003



8087372179      170,000.00      170,000.00       6.5                       1074.52      0.500      0.003



8087373179      120,000.00      120,000.00     6.875                        788.32      0.500      0.003



8087374179      350,872.00      350,872.00      6.25  6LIBOR   11/1/2007   1827.46      0.500      0.003



8087375179       30,000.00       30,000.00      9.25                        246.81      0.500      0.003



8087377179       82,400.00       82,400.00       9.6  6LIBOR   10/1/2007    698.89      0.500      0.003



8087381179      155,120.00      155,120.00      6.99  6LIBOR   10/1/2007    903.57      0.500      0.003



8087388179      145,600.00      145,600.00       7.4  6LIBOR   10/1/2007    897.87      0.500      0.003



8087389179       36,400.00       36,400.00       9.5                        306.08      0.500      0.003



8087390179      234,900.00      234,900.00      8.05  6LIBOR   10/1/2007   1575.79      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087368179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087369179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087372179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087373179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087374179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087375179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087377179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087381179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087388179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087389179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087390179             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087391179      187,920.00      187,920.00       6.8  6LIBOR   10/1/2007   1064.88      0.500      0.003



8087392179      212,800.00      212,800.00       7.4  6LIBOR   10/1/2007   1312.27      0.500      0.003



8087394179      156,000.00      156,000.00       9.1  6LIBOR   10/1/2007      1183      0.500      0.003



8087397179      108,800.00      108,800.00       6.9  6LIBOR   10/1/2007     625.6      0.500      0.003



8087402179      208,250.00      208,250.00       6.7  6LIBOR   10/1/2007   1162.73      0.500      0.003



8087403179      308,000.00      308,000.00       7.1  6LIBOR   10/1/2007   1822.33      0.500      0.003



8087405179      142,500.00      142,500.00     6.625  6LIBOR   10/1/2007    786.72      0.500      0.003



8087406179      105,000.00      105,000.00      6.99  6LIBOR   10/1/2007    611.63      0.500      0.003



8087407179      151,527.00      151,527.00       7.4  6LIBOR   10/1/2007    934.42      0.500      0.003



8087409179      101,200.00      101,200.00      8.35  6LIBOR   10/1/2007    704.18      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087391179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087392179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087394179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087397179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087402179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087403179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087405179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087406179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087407179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087409179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087410179      144,000.00      144,000.00      6.35  6LIBOR   10/1/2007       762      0.500      0.003



8087411179      171,000.00      171,000.00      7.75  6LIBOR   10/1/2007   1104.38      0.500      0.003



8087413179      164,800.00      164,800.00      6.35  6LIBOR   10/1/2007    872.07      0.500      0.003



8087415179      146,400.00      146,400.00       7.6                        1033.7      0.500      0.003



8087417179      159,008.00      159,008.00      8.75  6LIBOR   10/1/2007   1159.43      0.500      0.003



8087421179      215,000.00      215,000.00      7.95  6LIBOR   11/1/2007   1424.38      0.500      0.003



8087424179      154,000.00      154,000.00      6.95  6LIBOR   11/1/2007    1019.4      0.500      0.003



8087425179      264,000.00      264,000.00      6.25  6LIBOR   10/1/2007      1375      0.500      0.003



8087428179      136,000.00      136,000.00      6.75  6LIBOR   10/1/2007       765      0.500      0.003



8087430179      148,000.00      148,000.00      6.55  6LIBOR   10/1/2007    807.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087410179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087411179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087413179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087415179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087417179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087421179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087424179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087425179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087428179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087430179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087431179      236,680.00      236,680.00      6.35  6LIBOR   10/1/2007   1252.43      0.500      0.003



8087433179      173,900.00      173,900.00       7.8  6LIBOR   10/1/2007   1130.35      0.500      0.003



8087434179       43,500.00       43,500.00       9.9                        378.54      0.500      0.003
8087437179      190,000.00      190,000.00      7.65                       1348.08      0.500      0.003



8087440179      282,432.00      282,432.00      6.25  6LIBOR   10/1/2007      1471      0.500      0.003



8087448179      152,500.00      152,500.00      7.99  6LIBOR   11/1/2007    1015.4      0.500      0.003



8087460179      137,600.00      137,600.00      7.65  6LIBOR   10/1/2007     976.3      0.500      0.003



8087465179      128,400.00      128,400.00      6.15  6LIBOR   10/1/2007    658.05      0.500      0.003



8087469179      200,000.00      200,000.00     7.625  6LIBOR   11/1/2007   1415.59      0.500      0.003



8087472179      332,000.00      332,000.00      7.45  6LIBOR   10/1/2007   2061.17      0.500      0.003



8087473179       62,250.00       62,250.00      9.55                        525.71      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087431179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087433179            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087434179             0                                                                                   1
8087437179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087440179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087448179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087460179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087465179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087469179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087472179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087473179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087475179      133,000.00      133,000.00      8.99  6LIBOR   11/1/2007    996.39      0.500      0.003



8087483179      221,000.00      221,000.00      7.25  6LIBOR   10/1/2007   1335.21      0.500      0.003



8087484179       39,000.00       39,000.00      9.49                        327.65      0.500      0.003



8087487179      132,000.00      132,000.00       6.5  6LIBOR   10/1/2007    834.33      0.500      0.003



8087493179      164,800.00      164,800.00       7.9  6LIBOR   11/1/2007   1084.93      0.500      0.003



8087500179      620,000.00      620,000.00      6.15  6LIBOR   10/1/2007    3177.5      0.500      0.003



8087505179      172,000.00      172,000.00      6.85  6LIBOR   10/1/2007    981.83      0.500      0.003



8087512179      525,600.00      525,600.00       6.5  6LIBOR   11/1/2007      2847      0.500      0.003



8087514179      131,400.00      131,400.00      9.99                       1152.16      0.500      0.003
8087515179      244,000.00      244,000.00      7.95  6LIBOR   11/1/2007    1616.5      0.500      0.003



8087518179      192,800.00      192,800.00       7.5  6LIBOR   10/1/2007      1205      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087475179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087483179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087484179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087487179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087493179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087500179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087505179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087512179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087514179             0                                                                                   2
8087515179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087518179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087519179       48,200.00       48,200.00      9.99                        422.64      0.500      0.003



8087528179      172,000.00      172,000.00      6.99  6LIBOR   11/1/2007    1001.9      0.500      0.003



8087532179      136,548.00      136,548.00      6.99  6LIBOR   11/1/2007    795.39      0.500      0.003



8087533179      260,800.00      260,800.00      6.25  6LIBOR   11/1/2008   1358.33      0.500      0.003



8087536179      156,800.00      156,800.00      6.99  6LIBOR   11/1/2007    913.36      0.500      0.003



8087554179       50,400.00       50,400.00     10.25                        451.64      0.500      0.003
8087555179       86,000.00       86,000.00      7.75  6LIBOR   11/1/2007    555.42      0.500      0.003



8087587179      187,944.00      187,944.00       8.3  6LIBOR   11/1/2007   1299.95      0.500      0.003



8087588179      590,000.00      590,000.00      6.25  6LIBOR   11/1/2007   3072.92      0.500      0.003



8087601179      271,802.00      271,802.00       8.3  6LIBOR   11/1/2007   2051.52      0.500      0.003



8087636179      292,814.00      292,814.00      6.99  6LIBOR   11/1/2008   1705.64      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087519179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087528179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087532179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087533179            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087536179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087554179             0                                                                                   2
8087555179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087587179            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087588179            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087601179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8087636179            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8087695179      189,120.00      189,120.00         8  6LIBOR   11/1/2007    1260.8      0.500      0.003



8681558444      356,000.00      356,000.00      6.75  6LIBOR    8/1/2007    2002.5      0.500      0.003



8681867444      165,750.00      165,750.00      6.85                        1086.1      0.500      0.003



8681869444       29,250.00       29,250.00     10.15                        259.94      0.500      0.003
8681881444       96,000.00       95,921.15      6.99  6LIBOR    8/1/2008    638.05      0.500      0.003



8681896444       93,100.00       93,100.00       9.9  6LIBOR    9/1/2007    810.15      0.500      0.003



8682002444      125,400.00      125,400.00      8.85  6LIBOR    8/1/2007     995.5      0.500      0.003



8682015444       50,000.00       50,000.00      7.85  6LIBOR    9/1/2007    361.67      0.500      0.003



8682033444      202,500.00      202,500.00      7.99  6LIBOR    9/1/2007   1484.47      0.500      0.003



8682051444       59,920.00       59,764.76       6.4  6LIBOR    8/1/2007    374.81      0.500      0.003



8682117444       84,000.00       83,934.47      7.25  6LIBOR    8/1/2007    573.03      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8087695179            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8681558444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8681867444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8681869444             0                                                                                   2
8681881444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8681896444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682002444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682015444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682033444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682051444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682117444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682120444       90,250.00       90,250.00     8.475  6LIBOR   10/1/2007    692.35      0.500      0.003



8682123444      103,500.00      103,500.00      7.99  6LIBOR    9/1/2007    758.73      0.500      0.003



8682131444      172,000.00      171,858.73      6.99                       1143.17      0.500      0.003



8682135444      124,000.00      123,912.47      7.75                        888.36      0.500      0.003



8682137444      115,200.00      115,122.54      7.99  6LIBOR    8/1/2007     844.5      0.500      0.003



8682140444      330,300.00      330,300.00       6.9  6LIBOR    9/1/2007   1899.23      0.500      0.003



8682141444      108,000.00      108,000.00      8.89  6LIBOR   10/1/2007    860.46      0.500      0.003
8682145444      161,500.00      161,500.00      6.35  6LIBOR    9/1/2007   1004.92      0.500      0.003



8682149444       95,940.00       95,940.00       7.8  6LIBOR    9/1/2007    690.65      0.500      0.003



8682150444       84,500.00       84,500.00      8.75  6LIBOR    9/1/2008    664.77      0.500      0.003
8682156444      170,880.00      170,593.46       6.9  6LIBOR    8/1/2007   1125.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682120444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682123444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682131444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682135444            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682137444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682140444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682141444             0                                                                                   2
8682145444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682149444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682150444             0                                                                                   1
8682156444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682157444       78,850.00       78,850.00      8.15  6LIBOR    8/1/2007    535.52      0.500      0.003



8682158444       21,120.00       21,102.77      10.4                        191.62      0.500      0.003



8682160444       58,500.00       58,457.87      7.65  6LIBOR    8/1/2007    415.07      0.500      0.003



8682164444      102,000.00      101,920.27      7.24  6LIBOR    8/1/2007    695.13      0.500      0.003



8682168444      260,525.00      260,325.00         7  6LIBOR    8/1/2007   1519.73      0.500      0.003



8682172444       26,850.00       26,838.10      9.99                        235.43      0.500      0.003
8682180444       87,550.00       87,550.00      7.75  6LIBOR   10/1/2007    627.22      0.500      0.003



8682184444       77,660.00       77,660.00      7.25  6LIBOR    9/1/2008    529.78      0.500      0.003



8682185444       75,000.00       74,895.90      7.85  6LIBOR    8/1/2008    542.51      0.500      0.003



8682188444       76,000.00       75,940.71      7.25  6LIBOR    8/1/2008    518.46      0.500      0.003



8682195444       59,400.00       59,400.00         8  6LIBOR   10/1/2007    435.86      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682157444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682158444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682160444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682164444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682168444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682172444             0                                                                                   1
8682180444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682184444            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682185444            36  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682188444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682195444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682198444       52,250.00       52,250.00       9.7  6LIBOR    9/1/2007       447      0.500      0.003



8682199444      152,065.00      152,065.00       7.2  6LIBOR    9/1/2008    1032.2      0.500      0.003



8682206444      114,750.00      114,640.07       6.2  6LIBOR    8/1/2007    702.81      0.500      0.003



8682207444       20,250.00       20,242.19      10.5                        185.24      0.500      0.003
8682215444      125,000.00      125,000.00       9.5  6LIBOR    9/1/2007   1051.07      0.500      0.003



8682223444       53,500.00       53,500.00       7.4  6LIBOR    9/1/2007    370.43      0.500      0.003



8682243444      112,000.00      112,000.00       9.5  6LIBOR    9/1/2007    941.76      0.500      0.003



8682248444       66,000.00       66,000.00      6.59  6LIBOR    9/1/2007    362.45      0.500      0.003



8682253444      127,960.00      127,867.85      7.65  6LIBOR    9/1/2007     907.9      0.500      0.003



8682254444      144,075.00      144,075.00      6.85  6LIBOR    9/1/2007    944.07      0.500      0.003



8682256444       91,800.00       91,800.00       7.5                        641.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682198444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682199444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682206444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682207444             0                                                                                   2
8682215444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682223444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682243444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682248444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682253444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682254444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682256444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682260444      238,000.00      238,000.00       9.6  6LIBOR   10/1/2007   2018.63      0.500      0.003



8682265444      115,900.00      115,900.00      7.95  6LIBOR    9/1/2007     846.4      0.500      0.003



8682266444      148,500.00      148,500.00      6.99  6LIBOR   10/1/2007    986.98      0.500      0.003
8682270444      106,000.00      106,000.00     6.875                        696.35      0.500      0.003



8682271444      120,700.00      120,700.00       7.5  6LIBOR    9/1/2007    843.96      0.500      0.003



8682273444      159,300.00      159,300.00      8.25  6LIBOR    9/1/2007   1196.77      0.500      0.003



8682275444       91,120.00       91,120.00     7.175  6LIBOR    9/1/2007    616.98      0.500      0.003
8682278444       54,000.00       54,000.00      7.55  6LIBOR    9/1/2007    379.43      0.500      0.003



8682283444      111,350.00      111,350.00      7.73                        796.19      0.500      0.003
8682284444       52,000.00       52,000.00      7.55  6LIBOR    9/1/2007    365.38      0.500      0.003



8682288444       65,000.00       65,000.00      7.95                        474.69      0.500      0.003



8682290444       86,400.00       86,400.00      7.55  6LIBOR    9/1/2007    607.09      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682260444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682265444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682266444             0                                                                                   1
8682270444            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682271444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682273444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682275444             0                                                                                   2
8682278444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682283444             0                                                                                   1
8682284444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682288444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682290444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682292444      100,000.00      100,000.00       8.1  6LIBOR    9/1/2007    740.75      0.500      0.003



8682293444      116,450.00      116,450.00      7.55  6LIBOR    9/1/2007    818.23      0.500      0.003



8682296444      159,300.00      159,300.00      7.85  6LIBOR    9/1/2007   1152.28      0.500      0.003



8682298444      125,100.00      125,100.00      8.45  6LIBOR    9/1/2007    957.49      0.500      0.003



8682302444       92,500.00       92,500.00     7.375                        638.88      0.500      0.003
8682306444      101,500.00      101,500.00      6.47  6LIBOR   10/1/2007    639.55      0.500      0.003



8682313444      103,500.00      103,500.00       8.3  6LIBOR    9/1/2007    781.21      0.500      0.003



8682320444      121,600.00      121,600.00      8.95  6LIBOR    9/1/2007    974.05      0.500      0.003



8682323444      118,500.00      118,500.00       7.9  6LIBOR   10/1/2007    861.27      0.500      0.003



8682332444       67,500.00       67,500.00      7.55  6LIBOR    9/1/2007    474.29      0.500      0.003



8682353444       73,800.00       73,800.00      7.18  6LIBOR   10/1/2007    441.57      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682292444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682293444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682296444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682298444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682302444             0                                                                                   1
8682306444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682313444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682320444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682323444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682332444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682353444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682356444      150,000.00      150,000.00       8.4  6LIBOR    9/1/2007   1142.76      0.500      0.003



8682360444       56,750.00       56,700.65       6.7  6LIBOR    9/1/2007     366.2      0.500      0.003



8682369444      103,920.00      103,920.00       6.6  6LIBOR    9/1/2007     663.7      0.500      0.003



8682374444      122,800.00      122,800.00      6.99  6LIBOR    9/1/2007    816.17      0.500      0.003



8682375444       23,025.00       23,025.00      10.7                        214.07      0.500      0.003
8682377444      160,650.00      160,650.00       7.5  6LIBOR    9/1/2008   1004.06      0.500      0.003



8682378444      312,000.00      312,000.00      7.35  6LIBOR    9/1/2007    2149.6      0.500      0.003



8682382444      110,400.00      110,400.00       8.5  6LIBOR   10/1/2007    848.89      0.500      0.003



8682389444       75,150.00       75,150.00      8.75  6LIBOR    9/1/2007    591.21      0.500      0.003
8682390444      148,500.00      148,500.00      7.85  6LIBOR    9/1/2007   1074.16      0.500      0.003



8682391444       70,650.00       70,650.00       8.4  6LIBOR    9/1/2007    538.24      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682356444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682360444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682369444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682374444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682375444             0                                                                                   1
8682377444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682378444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682382444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682389444             0                                                                                   2
8682390444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682391444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682394444       86,000.00       86,000.00       8.7  6LIBOR    9/1/2007     673.5      0.500      0.003



8682406444       94,000.00       94,000.00      6.45  6LIBOR    9/1/2007    591.06      0.500      0.003



8682410444       76,950.00       76,950.00      8.55  6LIBOR    9/1/2007    594.41      0.500      0.003



8682411444      103,500.00      103,500.00      7.93  6LIBOR   10/1/2007    754.41      0.500      0.003
8682412444      161,100.00      161,100.00      8.25  6LIBOR   10/1/2007    1210.3      0.500      0.003



8682415444      136,472.00      136,472.00      6.94  6LIBOR   10/1/2007    902.46      0.500      0.003
8682417444      139,635.00      139,635.00      8.15  6LIBOR   10/1/2007   1039.24      0.500      0.003



8682421444      143,650.00      143,650.00       8.7  6LIBOR   10/1/2007   1124.97      0.500      0.003



8682422444       63,650.00       63,650.00      9.25  6LIBOR   10/1/2007    523.64      0.500      0.003
8682424444       67,500.00       67,500.00      7.85  6LIBOR   10/1/2007    488.26      0.500      0.003



8682428444       83,700.00       83,700.00       7.9  6LIBOR   10/1/2007    608.34      0.500      0.003



8682431444      144,000.00      144,000.00       7.5  6LIBOR    9/1/2007   1006.87      0.500      0.003



8682432444       26,500.00       26,500.00      9.25                        218.01      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682394444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682406444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682410444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682411444             0                                                                                   1
8682412444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682415444             0                                                                                   2
8682417444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682421444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682422444             0                                                                                   2
8682424444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682428444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682431444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682432444             0                                                                                   1

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682434444      196,000.00      196,000.00       7.4  6LIBOR   10/1/2007   1357.07      0.500      0.003



8682439444      185,600.00      185,600.00       7.2  6LIBOR   10/1/2007   1259.84      0.500      0.003



8682440444       92,000.00       92,000.00      6.95  6LIBOR    9/1/2007       609      0.500      0.003



8682446444      138,800.00      138,800.00      7.03  6LIBOR   10/1/2007    926.24      0.500      0.003
8682452444       62,100.00       62,100.00      8.95  6LIBOR   10/1/2007    497.44      0.500      0.003



8682459444      274,563.00      274,563.00      7.14  6LIBOR   10/1/2007   1633.65      0.500      0.003



8682460444       68,641.00       68,641.00      10.7                        638.18      0.500      0.003
8682463444      136,800.00      136,800.00       7.8  6LIBOR   10/1/2007    984.79      0.500      0.003
8682466444       69,750.00       69,750.00      8.25  6LIBOR   10/1/2007    524.01      0.500      0.003



8682468444      107,100.00      107,100.00      8.75  6LIBOR   10/1/2007    780.94      0.500      0.003



8682471444       84,600.00       84,600.00       8.9  6LIBOR   10/1/2007    674.64      0.500      0.003



8682476444       60,000.00       60,000.00       7.9  6LIBOR   10/1/2007    436.09      0.500      0.003



8682478444      144,000.00      144,000.00      8.45  6LIBOR   10/1/2007   1102.14      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682434444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682439444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682440444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682446444             0                                                                                   1
8682452444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682459444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682460444             0                                                                                   2
8682463444             0                                                                                   2
8682466444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682468444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682471444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682476444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682478444             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682482444      119,300.00      119,300.00       7.8  6LIBOR   10/1/2007    858.81      0.500      0.003



8682484444      140,800.00      140,800.00      6.99  6LIBOR   10/1/2007    935.81      0.500      0.003



8682485444      132,000.00      132,000.00       6.7  6LIBOR   10/1/2007    851.77      0.500      0.003



8682489444      105,375.00      105,375.00      9.25  6LIBOR   10/1/2007     866.9      0.500      0.003



8682492444      135,000.00      135,000.00       7.3  6LIBOR   10/1/2007    925.53      0.500      0.003



8682493444       68,000.00       68,000.00       8.7  6LIBOR   10/1/2007    532.53      0.500      0.003



8682502444      385,600.00      385,600.00      6.99  6LIBOR   10/1/2007   2246.12      0.500      0.003



8682503444       96,400.00       96,400.00      9.99                        845.27      0.500      0.003
8682505444       81,000.00       81,000.00       7.3  6LIBOR   10/1/2007    555.32      0.500      0.003
8682506444      133,000.00      133,000.00       9.5  6LIBOR   10/1/2007   1118.34      0.500      0.003



8682511444       98,000.00       98,000.00      7.35  6LIBOR   10/1/2007    600.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682482444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682484444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682485444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682489444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682492444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682493444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682502444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682503444             0                                                                                   2
8682505444             0                                                                                   2
8682506444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682511444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682513444      110,500.00      110,500.00       7.1                         999.4      0.500      0.003



8682514444      130,800.00      130,800.00      7.25  6LIBOR   10/1/2007    790.25      0.500      0.003



8682520444      149,920.00      149,920.00      6.65  6LIBOR   10/1/2007    830.81      0.500      0.003



8682523444      153,600.00      153,600.00       7.5  6LIBOR   10/1/2007      1074      0.500      0.003



8682524444       38,400.00       38,400.00      9.99                        336.71      0.500      0.003
8682528444       68,500.00       68,500.00      6.45  6LIBOR   10/1/2007    430.72      0.500      0.003



8682533444       93,005.00       93,005.00      8.85  6LIBOR   10/1/2007    738.33      0.500      0.003



8682534444      102,700.00      102,700.00      7.45  6LIBOR   10/1/2007    714.59      0.500      0.003



8682535444      107,760.00      107,760.00       7.1  6LIBOR   10/1/2007    724.19      0.500      0.003



8682542444       66,000.00       66,000.00      7.95                        481.99      0.500      0.003



8682546444       95,000.00       95,000.00      8.25  6LIBOR   10/1/2007    713.71      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682513444            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682514444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682520444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682523444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682524444             0                                                                                   1
8682528444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682533444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682534444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682535444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682542444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682546444             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682559444      125,000.00      125,000.00      7.35  6LIBOR   10/1/2007    765.63      0.500      0.003



8682561444      112,500.00      112,500.00      8.99                         904.4      0.500      0.003
8682566444       97,600.00       97,600.00       7.9  6LIBOR   10/1/2007    709.37      0.500      0.003



8682570444       96,000.00       96,000.00      6.99  6LIBOR   10/1/2007     559.2      0.500      0.003
8682575444       82,400.00       82,400.00      7.95  6LIBOR   10/1/2007     545.9      0.500      0.003



8682580444      117,000.00      117,000.00      7.65  6LIBOR   10/1/2008    830.14      0.500      0.003



8682588444       75,000.00       75,000.00       7.4  6LIBOR   11/1/2007    519.29      0.500      0.003



8682599444       91,200.00       91,200.00      7.65  6LIBOR   10/1/2008    647.08      0.500      0.003



8682602444       72,250.00       72,250.00      9.35  6LIBOR   10/1/2007    599.63      0.500      0.003



8682609444       69,775.00       69,775.00      6.95  6LIBOR   10/1/2007    461.88      0.500      0.003



8682618444      112,000.00      112,000.00      7.75  6LIBOR   10/1/2007    802.39      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682559444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682561444             0                                                                                   1
8682566444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682570444             0                                                                                   1
8682575444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682580444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682588444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682599444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682602444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682609444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682618444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682637444       72,200.00       72,200.00      9.99  6LIBOR   10/1/2007    633.08      0.500      0.003



8682638444      117,300.00      117,300.00      7.75                        840.36      0.500      0.003



8682640444       20,700.00       20,700.00      9.99                        181.51      0.500      0.003



8682645444      176,000.00      176,000.00      6.45  6LIBOR   11/1/2007       946      0.500      0.003



8682647444       90,000.00       90,000.00      8.25  6LIBOR   11/1/2007    676.15      0.500      0.003
8682654444       58,800.00       58,800.00      10.5  6LIBOR   10/1/2007    537.87      0.500      0.003
8682655444       64,400.00       64,400.00      7.99  6LIBOR   10/1/2007     472.1      0.500      0.003



8682656444       23,400.00       23,400.00     10.25                        209.69      0.500      0.003
8682660444       63,750.00       63,750.00       7.5  6LIBOR   10/1/2007    445.75      0.500      0.003



8682661444       21,250.00       21,250.00      10.5                        194.39      0.500      0.003



8682662444       60,000.00       60,000.00      7.24  6LIBOR   11/1/2007     408.9      0.500      0.003



8682674444      100,000.00      100,000.00      7.75                        716.42      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682637444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682638444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682640444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682645444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682647444             0                                                                                   2
8682654444             0                                                                                   2
8682655444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682656444             0                                                                                   1
8682660444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682661444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682662444            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682674444            36  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
8682688444      680,000.00      680,000.00      7.35  6LIBOR   10/1/2007      4165      0.500      0.003



8682729444      143,925.00      143,925.00      8.85  6LIBOR   10/1/2007   1142.56      0.500      0.003



8682732444      121,500.00      121,500.00      8.99  6LIBOR   11/1/2007    976.75      0.500      0.003



8682733444      288,000.00      288,000.00       8.5  6LIBOR   11/1/2007   2214.48      0.500      0.003



8682824444      139,080.00      139,080.00      6.95  6LIBOR   11/1/2007    920.64      0.500      0.003



8682834444       63,000.00       63,000.00       8.8  6LIBOR   11/1/2007    497.88      0.500      0.003



9082508678       63,600.00       63,600.00      6.35  6LIBOR   11/1/2007    395.75      0.500      0.003



9082579678      128,000.00      127,689.17      6.75  6LIBOR    8/1/2008    830.21      0.500      0.003



9082987678      321,581.00      321,581.00       6.6  6LIBOR    8/1/2007    1768.7      0.500      0.003



9083168678      315,950.00      315,377.21       6.5                       1997.02      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
8682688444            24  Partial prepayment at any time without paying any charge. Full prepayment,       2
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682729444            24  Partial prepayment at any time without paying any charge. Full prepayment,       1
                          The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro
8682732444            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682733444             6  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682824444             6  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
8682834444            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9082508678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9082579678            36  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9082987678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083168678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083235678      244,160.00      244,160.00      6.99  6LIBOR    8/1/2007   1422.23      0.500      0.003



9083378678      105,360.00      105,269.28      6.75  6LIBOR    9/1/2007    683.37      0.500      0.003



9083379678       26,340.00       26,329.30      10.4                        238.98      0.500      0.003
9083381678      368,000.00      367,299.84      6.25  6LIBOR    7/1/2007   2265.84      0.500      0.003



9083413678      192,000.00      191,817.82      6.25  6LIBOR    8/1/2007   1182.18      0.500      0.003



9083431678      202,800.00      202,800.00      6.25  6LIBOR    7/1/2008   1056.25      0.500      0.003



9083510678      315,000.00      315,000.00      6.55                       1719.38      0.500      0.003



9083524678      100,000.00      100,000.00      6.85  6LIBOR    9/1/2007    655.26      0.500      0.003



9083532678      114,750.00      114,750.00      6.99  6LIBOR    8/1/2008    668.42      0.500      0.003



9083537678      127,000.00      126,782.40      6.79                         827.1      0.500      0.003



9083543678      140,000.00      140,000.00      6.65  6LIBOR    8/1/2008    775.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083235678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083378678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083379678             0                                                                                   1
9083381678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083413678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083431678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083510678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083524678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083532678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083537678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083543678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083547678      160,000.00      159,870.88     10.45                       1457.61      0.500      0.003
9083583678      181,900.00      181,900.00      6.99  6LIBOR   10/1/2007   1059.57      0.500      0.003



9083584678       32,100.00       32,100.00      10.5                        293.64      0.500      0.003
9083621678      161,500.00      161,393.82       8.1  6LIBOR    8/1/2008   1196.31      0.500      0.003



9083628678       95,625.00       95,560.35      8.05  6LIBOR    8/1/2008       705      0.500      0.003



9083634678       62,250.00       62,250.00       6.7  6LIBOR    9/1/2007    401.69      0.500      0.003



9083635678      280,250.00      280,061.57      7.99  6LIBOR    8/1/2007   2054.43      0.500      0.003



9083641678      164,400.00      164,400.00         7  6LIBOR    9/1/2007       959      0.500      0.003



9083701678      139,400.00      139,400.00      6.99                         926.5      0.500      0.003



9083702678      142,405.00      142,311.50      8.65  6LIBOR    8/1/2008   1110.15      0.500      0.003



9083709678      270,000.00      269,962.34      6.25  6LIBOR    8/1/2007   1406.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083547678             0                                                                                   2
9083583678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083584678             0                                                                                   1
9083621678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083628678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9083634678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083635678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083641678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083701678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083702678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083709678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083712678      193,600.00      193,600.00      6.75  6LIBOR    8/1/2007      1089      0.500      0.003



9083729678      259,675.00      259,675.00       7.3  6LIBOR    8/1/2007   1579.69      0.500      0.003



9083730678       45,825.00       45,806.39      10.4                        415.76      0.500      0.003
9083739678      165,000.00      164,862.05       6.9                        1086.7      0.500      0.003



9083746678      258,500.00      258,287.68      6.99                       1718.08      0.500      0.003



9083758678      276,117.00      276,117.00      6.25  6LIBOR    8/1/2007   1438.11      0.500      0.003



9083784678      304,000.00      304,000.00      6.25  6LIBOR    8/1/2008   1583.33      0.500      0.003



9083787678      156,000.00      156,000.00      6.99  6LIBOR   10/1/2007   1036.83      0.500      0.003



9083795678      159,996.00      159,996.00      6.35  6LIBOR    9/1/2007    846.65      0.500      0.003



9083798678      378,000.00      377,722.26      7.55  6LIBOR    8/1/2007   2655.99      0.500      0.003



9083801678       56,000.00       55,958.43       7.5  6LIBOR    9/1/2007    391.57      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083712678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083729678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083730678             0                                                                                   2
9083739678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083746678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083758678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083784678            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083787678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083795678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083798678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083801678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083803678      375,920.00      375,593.16       6.7  6LIBOR    8/1/2007   2425.73      0.500      0.003



9083809678      180,760.00      180,760.00      6.55  6LIBOR    8/1/2008    986.65      0.500      0.003



9083810678      406,800.00      406,800.00       7.5  6LIBOR    8/1/2007   2844.41      0.500      0.003



9083812678      247,000.00      247,000.00      7.95  6LIBOR    9/1/2007    1803.8      0.500      0.003



9083814678       28,000.00       27,988.87      10.5                        256.13      0.500      0.003
9083818678      108,000.00      108,000.00       7.2  6LIBOR    9/1/2007     733.1      0.500      0.003



9083827678      637,500.00      637,500.00       6.9                       3665.63      0.500      0.003



9083829678      276,000.00      276,000.00      6.74  6LIBOR    9/1/2008    1550.2      0.500      0.003



9083830678      119,000.00      119,000.00      8.65  6LIBOR    9/1/2007    927.69      0.500      0.003
9083833678      252,000.00      252,000.00      6.75  6LIBOR    8/1/2007    1417.5      0.500      0.003



9083843678      133,200.00      133,200.00         7  6LIBOR    9/1/2007    886.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083803678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083809678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083810678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083812678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083814678             0                                                                                   1
9083818678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083827678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083829678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083830678             0                                                                                   2
9083833678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083843678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083847678      144,000.00      144,000.00       6.6  6LIBOR    8/1/2008       792      0.500      0.003



9083851678       58,600.00       58,600.00      6.75  6LIBOR    9/1/2007    380.08      0.500      0.003



9083853678      111,204.00      111,107.31       6.7  6LIBOR    9/1/2007    717.58      0.500      0.003



9083855678      255,640.00      255,640.00      6.25  6LIBOR    8/1/2007   1331.46      0.500      0.003



9083856678      184,000.00      184,000.00       6.5  6LIBOR    8/1/2007    996.67      0.500      0.003



9083858678       46,000.00       45,963.26      10.5                        420.79      0.500      0.003
9083860678      288,000.00      287,754.45       6.8  6LIBOR    8/1/2007   1877.55      0.500      0.003



9083873678      166,400.00      166,400.00      7.55  1YRCMT    8/1/2010   1046.93      0.500      0.003



9083880678      125,000.00      125,000.00       6.5                        790.09      0.500      0.003



9083886678      194,000.00      194,000.00      6.35  6LIBOR    9/1/2007   1026.58      0.500      0.003



9083895678      269,000.00      269,000.00       8.1  6LIBOR    9/1/2007   1815.75      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083847678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083851678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9083853678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9083855678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083856678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083858678             0                                                                                   1
9083860678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083873678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083880678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083886678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083895678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083897678      199,750.00      199,750.00      8.55  6LIBOR    8/1/2007   1423.22      0.500      0.003



9083898678       26,600.00       26,585.44      8.99                        213.84      0.500      0.003



9083912678      150,320.00      150,320.00         7  6LIBOR    8/1/2007    876.87      0.500      0.003



9083915678       66,462.00       66,462.00       8.6  6LIBOR    9/1/2007    515.76      0.500      0.003



9083917678      100,000.00      100,000.00      6.55  6LIBOR    8/1/2007    545.83      0.500      0.003



9083924678      153,000.00      153,000.00      7.99  6LIBOR   10/1/2007    1121.6      0.500      0.003



9083926678      424,245.00      424,245.00       6.2  6LIBOR    8/1/2007   2191.93      0.500      0.003



9083929678      173,600.00      173,600.00       6.5  6LIBOR    8/1/2007    940.33      0.500      0.003



9083932678       43,400.00       43,382.75      10.5                           397      0.500      0.003
9083937678      266,900.00      266,900.00      6.99  6LIBOR    9/1/2007   1554.69      0.500      0.003



9083939678      113,600.00      113,486.93       6.2  6LIBOR    8/1/2007    695.77      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083897678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083898678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083912678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083915678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083917678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083924678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9083926678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083929678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083932678             0                                                                                   1
9083937678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083939678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9083962678      154,000.00      154,000.00       6.7  6LIBOR    9/1/2007    993.73      0.500      0.003



9083972678      392,000.00      392,000.00      6.35  6LIBOR    9/1/2007   2439.17      0.500      0.003



9083980678      208,000.00      208,000.00      6.35  1YRCMT    8/1/2010   1100.67      0.500      0.003



9083997678      140,000.00      139,884.10      6.95  6LIBOR    8/1/2007    926.73      0.500      0.003



9084000678      212,500.00      212,500.00      7.35  6LIBOR    9/1/2007   1301.56      0.500      0.003



9084003678      180,000.00      180,000.00       8.1  6LIBOR    9/1/2007      1215      0.500      0.003
9084008678      171,584.00      171,584.00      6.25  6LIBOR    9/1/2008    893.67      0.500      0.003



9084012678      132,000.00      132,000.00      6.99  6LIBOR   10/1/2007     768.9      0.500      0.003



9084020678      215,000.00      214,840.43       7.5  6LIBOR    9/1/2007   1503.32      0.500      0.003



9084022678      233,280.00      233,280.00      6.25  6LIBOR    9/1/2007   1436.35      0.500      0.003



9084023678      194,560.00      194,560.00       6.2  6LIBOR    9/1/2007   1005.23      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9083962678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083972678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083980678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9083997678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084000678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084003678             0                                                                                   1
9084008678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084012678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084020678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084022678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084023678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084026678      185,512.00      185,370.13      7.35                       1278.13      0.500      0.003



9084028678       98,000.00       98,000.00      7.95  6LIBOR    9/1/2007    715.68      0.500      0.003



9084034678       84,800.00       84,800.00       6.8  6LIBOR    9/1/2007    552.84      0.500      0.003



9084041678      302,800.00      302,800.00       6.6  6LIBOR    9/1/2007    1665.4      0.500      0.003



9084042678       75,700.00       75,700.00     10.55                        695.29      0.500      0.003
9084044678      162,400.00      162,400.00       6.5  6LIBOR    9/1/2007    879.67      0.500      0.003



9084057678      391,500.00      391,500.00       7.6  6LIBOR    9/1/2008    2479.5      0.500      0.003



9084059678      173,160.00      173,160.00       6.4  6LIBOR    9/1/2007    923.52      0.500      0.003



9084080678      164,000.00      164,000.00     6.375  6LIBOR    9/1/2007    871.25      0.500      0.003



9084083678      118,000.00      118,000.00       7.5  6LIBOR    9/1/2007    825.08      0.500      0.003



9084100678      148,750.00      148,750.00       6.5  6LIBOR    9/1/2008    805.73      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084026678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084028678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084034678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084041678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084042678             0                                                                                   2
9084044678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084057678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084059678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084080678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084083678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084100678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084104678      137,600.00      137,600.00       6.4  6LIBOR    9/1/2007    733.87      0.500      0.003



9084110678      104,000.00      103,907.79       6.6  6LIBOR    9/1/2007    664.21      0.500      0.003



9084111678       26,000.00       25,901.52     10.05                        229.13      0.500      0.003
9084114678      237,600.00      237,600.00       6.9  6LIBOR    9/1/2007    1366.2      0.500      0.003



9084116678      172,800.00      172,800.00      7.25  6LIBOR    9/1/2007   1178.81      0.500      0.003



9084117678      202,400.00      202,400.00     6.625  6LIBOR    9/1/2008   1117.42      0.500      0.003



9084124678      283,858.00      283,858.00       7.8  6LIBOR    9/1/2007   1845.08      0.500      0.003
9084126678       53,223.00       53,223.00      10.5                        486.86      0.500      0.003
9084127678      160,800.00      160,661.55      6.75  6LIBOR    9/1/2007   1042.95      0.500      0.003



9084133678       69,304.00       69,265.74      8.95  6LIBOR    9/1/2007    555.15      0.500      0.003



9084134678      196,000.00      196,000.00      7.15                        1323.8      0.500      0.003



9084139678      235,365.00      235,365.00      7.05  6LIBOR    9/1/2007   1382.77      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084104678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084110678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084111678             0                                                                                   1
9084114678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084116678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084117678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084124678             0                                                                                   2
9084126678             0                                                                                   2
9084127678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084133678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084134678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084139678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084140678      143,960.00      143,960.00       6.9  6LIBOR   10/1/2007    827.77      0.500      0.003



9084142678       35,990.00       35,990.00     10.55                        330.57      0.500      0.003
9084149678      188,509.00      188,509.00      6.99  6LIBOR    9/1/2007   1098.06      0.500      0.003



9084150678      275,000.00      275,000.00       6.8  6LIBOR    9/1/2007    1792.8      0.500      0.003



9084152678       80,000.00       80,000.00       6.9  6LIBOR    9/1/2007    526.89      0.500      0.003



9084154678      173,600.00      173,600.00       6.5  6LIBOR    9/1/2007    940.33      0.500      0.003



9084158678      180,000.00      179,848.77     6.875                       1182.48      0.500      0.003



9084159678      156,000.00      156,000.00       6.7  6LIBOR    9/1/2007       871      0.500      0.003



9084162678      103,500.00      103,500.00      6.95  6LIBOR    9/1/2007    599.44      0.500      0.003



9084163678      225,600.00      225,600.00       6.5  6LIBOR    9/1/2007      1222      0.500      0.003



9084165678      185,700.00      185,700.00      6.75  6LIBOR   10/1/2007   1204.45      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084140678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084142678             0                                                                                   1
9084149678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084150678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084152678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084154678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084158678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084159678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084162678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084163678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084165678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084167678      114,800.00      114,800.00       6.7  6LIBOR    9/1/2007    640.97      0.500      0.003



9084171678      260,000.00      260,000.00      6.75                       1686.36      0.500      0.003



9084175678       39,000.00       39,000.00     10.55                        358.21      0.500      0.003
9084176678      196,000.00      196,000.00      6.75  6LIBOR    9/1/2007    1102.5      0.500      0.003



9084180678      112,000.00      112,000.00      6.65  6LIBOR    9/1/2007    620.67      0.500      0.003



9084193678      265,500.00      265,500.00      6.75  1YRCMT    9/1/2010   1493.44      0.500      0.003



9084194678       29,500.00       29,500.00     10.65                        273.17      0.500      0.003
9084200678      140,000.00      140,000.00      6.99  6LIBOR    9/1/2007    930.49      0.500      0.003



9084201678      116,000.00      115,918.13      7.75  6LIBOR    9/1/2007    831.04      0.500      0.003



9084207678      100,000.00      100,000.00      6.99  6LIBOR    9/1/2007    664.64      0.500      0.003



9084209678      238,000.00      238,000.00       7.6  6LIBOR   10/1/2007   1507.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084167678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084171678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084175678             0                                                                                   2
9084176678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084180678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084193678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084194678             0                                                                                   1
9084200678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084201678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084207678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084209678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084211678      210,375.00      210,375.00      6.85  6LIBOR    9/1/2007   1200.89      0.500      0.003



9084212678       37,125.00       37,108.74     10.05                        327.18      0.500      0.003
9084220678      173,000.00      173,000.00      7.24  6LIBOR    9/1/2007      1179      0.500      0.003



9084223678      119,850.00      119,756.50      7.25                        817.59      0.500      0.003



9084230678      396,000.00      396,000.00       7.5  6LIBOR    9/1/2007   2768.89      0.500      0.003



9084233678       99,000.00       99,000.00      9.99                        868.07      0.500      0.003
9084234678       61,000.00       60,952.41      7.25                        416.13      0.500      0.003



9084235678      165,120.00      165,120.00      6.55  6LIBOR   10/1/2007    901.28      0.500      0.003



9084237678      202,000.00      202,000.00      6.95  6LIBOR    9/1/2007   1337.14      0.500      0.003



9084238678      101,440.00      101,440.00       6.6  6LIBOR    9/1/2007    557.92      0.500      0.003



9084249678      251,750.00      251,750.00      7.25  6LIBOR    9/1/2008   1520.99      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084211678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084212678             0                                                                                   1
9084220678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084223678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084230678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084233678             0                                                                                   2
9084234678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084235678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084237678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084238678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084249678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084251678      120,432.00      120,432.00       6.8  6LIBOR    9/1/2007    785.13      0.500      0.003



9084254678      365,500.00      365,500.00       7.2                       2480.98      0.500      0.003



9084257678      204,000.00      204,000.00       6.5  6LIBOR    9/1/2007      1105      0.500      0.003



9084261678       92,800.00       92,800.00       7.2  6LIBOR   10/1/2007     556.8      0.500      0.003



9084265678      144,000.00      143,913.30      6.75  6LIBOR    9/1/2007       810      0.500      0.003



9084267678      280,000.00      280,000.00       7.2  6LIBOR    9/1/2007      1680      0.500      0.003



9084268678       70,000.00       70,000.00     10.25                        627.28      0.500      0.003



9084269678      547,200.00      547,200.00      6.65                       3512.84      0.500      0.003



9084280678      250,000.00      250,000.00       7.8  6LIBOR   10/1/2007      1625      0.500      0.003



9084284678      500,000.00      500,000.00       6.8  6LIBOR    9/1/2007   2833.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084251678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084254678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084257678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084261678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084265678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084267678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084268678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084269678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084280678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084284678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084287678      582,350.00      582,350.00      6.95  6LIBOR    9/1/2007   3854.86      0.500      0.003



9084289678      225,000.00      225,000.00      7.69  6LIBOR    9/1/2007   1602.61      0.500      0.003



9084292678      166,500.00      166,500.00       7.6  6LIBOR    9/1/2007    1054.5      0.500      0.003



9084295678      140,400.00      140,271.46      6.85                        919.99      0.500      0.003



9084296678       35,100.00       35,073.27      9.65                        298.99      0.500      0.003



9084304678      134,400.00      134,400.00       6.4  6LIBOR   10/1/2007    840.69      0.500      0.003



9084308678      234,000.00      234,000.00      7.99  6LIBOR    9/1/2007   1715.38      0.500      0.003



9084310678      203,915.00      203,915.00      7.99  6LIBOR   10/1/2007   1357.73      0.500      0.003



9084316678      172,000.00      172,000.00       8.3  6LIBOR   10/1/2007   1298.23      0.500      0.003



9084317678      127,252.00      127,252.00      6.85  6LIBOR    9/1/2007    833.84      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084287678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084289678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084292678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084295678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084296678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084304678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084308678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084310678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084316678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084317678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084319678      117,600.00      117,503.60         7                         782.4      0.500      0.003



9084320678      184,000.00      184,000.00      7.15  6LIBOR    9/1/2007   1096.33      0.500      0.003



9084321678      100,000.00      100,000.00      6.35  6LIBOR   10/1/2007    622.24      0.500      0.003



9084325678      194,960.00      194,960.00       6.8  6LIBOR    9/1/2007   1104.77      0.500      0.003



9084332678      166,500.00      166,387.61      7.99  6LIBOR    9/1/2007   1220.56      0.500      0.003



9084338678      138,677.00      138,677.00       7.8  6LIBOR   10/1/2007     901.4      0.500      0.003



9084341678      165,500.00      165,500.00      6.65                       1062.46      0.500      0.003



9084346678      164,000.00      164,000.00       6.8  6LIBOR    9/1/2007    929.33      0.500      0.003



9084351678      216,000.00      216,000.00      8.15  6LIBOR    9/1/2007      1467      0.500      0.003



9084356678      155,000.00      155,000.00      7.35  6LIBOR   10/1/2007   1067.91      0.500      0.003




 Mortgage  Prepayment
   Loan     Penalty
  Number  Term (month)  Prepayment Penalty Type                                                      Group
----------------------  ---------------------------------------------------------------------------  -----
9084319678          36  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084320678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084321678          24  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084325678          24  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084332678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084338678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084341678          36  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084346678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084351678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084356678          24  Partial prepayment at any time without paying any charge. Full prepayment        2
                        will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084360678      200,000.00      200,000.00      6.25  6LIBOR   10/1/2007   1041.67      0.500      0.003



9084366678      332,720.00      332,720.00       6.5  6LIBOR    9/1/2007   1802.23      0.500      0.003



9084367678       83,180.00       83,180.00      10.5                        760.89      0.500      0.003
9084368678      202,400.00      202,400.00      7.25  6LIBOR   10/1/2007   1380.73      0.500      0.003



9084370678      182,400.00      182,400.00      6.55  6LIBOR    9/1/2007    1158.9      0.500      0.003



9084372678      135,000.00      135,000.00       7.2  6LIBOR    9/1/2007    916.37      0.500      0.003



9084374678      127,920.00      127,920.00       6.5  6LIBOR   10/1/2007     692.9      0.500      0.003



9084378678      156,000.00      156,000.00       6.4  6LIBOR    9/1/2007    975.79      0.500      0.003



9084381678      161,500.00      161,500.00       6.5  6LIBOR   10/1/2007    874.79      0.500      0.003



9084390678      163,200.00      163,200.00       6.7  6LIBOR   10/1/2007     911.2      0.500      0.003



9084391678      180,000.00      180,000.00       6.5  6LIBOR   10/1/2007       975      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084360678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084366678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084367678             0                                                                                   2
9084368678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084370678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084372678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084374678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084378678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084381678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084390678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084391678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084398678      188,760.00      188,760.00      6.49  6LIBOR   10/1/2007   1020.88      0.500      0.003



9084409678      279,000.00      279,000.00      7.75  6LIBOR    9/1/2007   1801.88      0.500      0.003



9084410678      102,000.00      102,000.00       6.7  6LIBOR   10/1/2007     569.5      0.500      0.003



9084417678       98,000.00       98,000.00       8.6  6LIBOR   10/1/2008     760.5      0.500      0.003



9084420678      233,600.00      233,600.00       7.6  6LIBOR    9/1/2007   1479.47      0.500      0.003



9084422678      117,900.00      117,900.00       7.2  6LIBOR    9/1/2007     707.4      0.500      0.003



9084423678      199,120.00      199,120.00      7.05  6LIBOR    9/1/2007   1331.45      0.500      0.003



9084430678      148,000.00      148,000.00      6.65  6LIBOR   10/1/2007    820.17      0.500      0.003



9084432678      306,800.00      306,800.00      6.99                       2039.09      0.500      0.003



9084434678      170,400.00      170,400.00      6.35  6LIBOR   10/1/2007   1060.29      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084398678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084409678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084410678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084417678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084420678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084422678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084423678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084430678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084432678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084434678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084436678      333,000.00      333,000.00       6.5                       2104.79      0.500      0.003



9084437678      242,000.00      242,000.00      7.99  6LIBOR   10/1/2007   1611.32      0.500      0.003



9084442678      236,800.00      236,800.00      6.85  6LIBOR   10/1/2007   1551.66      0.500      0.003



9084444678      138,400.00      138,400.00      6.55  6LIBOR   10/1/2007    755.43      0.500      0.003



9084446678      168,000.00      168,000.00      6.75  6LIBOR   10/1/2008       945      0.500      0.003



9084447678       42,000.00       42,000.00       9.6                        356.23      0.500      0.003



9084452678       76,900.00       76,900.00       6.7  6LIBOR    9/1/2007    496.22      0.500      0.003



9084456678      423,000.00      423,000.00       7.2  6LIBOR   11/1/2007   2871.28      0.500      0.003



9084459678      710,000.00      710,000.00      6.95  6LIBOR   10/1/2007   4112.08      0.500      0.003



9084461678      192,000.00      192,000.00      6.35  6LIBOR   10/1/2007      1016      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084436678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084437678            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084442678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084444678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084446678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084447678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084452678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084456678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084459678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084461678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084467678      118,800.00      118,800.00      6.99  6LIBOR   10/1/2007    692.01      0.500      0.003



9084482678      153,000.00      153,000.00      6.65  6LIBOR   10/1/2007    847.88      0.500      0.003



9084483678      234,000.00      234,000.00      6.75  6LIBOR   10/1/2007   1316.25      0.500      0.003



9084492678      263,960.00      263,960.00      7.45  6LIBOR   10/1/2007   1638.75      0.500      0.003



9084501678      128,000.00      128,000.00      6.75  6LIBOR   10/1/2007       720      0.500      0.003



9084505678      216,000.00      216,000.00      7.99  6LIBOR   10/1/2007   1583.43      0.500      0.003



9084506678      197,200.00      197,200.00      6.85  6LIBOR   10/1/2007   1292.18      0.500      0.003



9084515678      140,000.00      140,000.00       6.4  6LIBOR   10/1/2007    875.71      0.500      0.003



9084518678       69,600.00       69,600.00       7.1  6LIBOR   10/1/2007    467.74      0.500      0.003



9084519678       20,000.00       20,000.00       9.5                        168.18      0.500      0.003
9084520678      258,240.00      258,240.00      6.45  6LIBOR   10/1/2007   1388.04      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084467678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084482678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084483678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084492678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084501678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084505678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084506678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084515678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084518678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084519678             0                                                                                   1
9084520678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084524678      204,867.00      204,867.00      6.95  6LIBOR   10/1/2007   1186.52      0.500      0.003



9084525678       51,216.00       51,216.00       9.9                        445.68      0.500      0.003
9084526678      164,000.00      164,000.00      7.65  6LIBOR   10/1/2008    1045.5      0.500      0.003



9084528678       41,000.00       41,000.00      9.99                        359.51      0.500      0.003
9084530678      137,000.00      137,000.00       6.3  6LIBOR   10/1/2007    719.25      0.500      0.003



9084531678      259,200.00      259,200.00       8.5  6LIBOR   10/1/2007   1993.03      0.500      0.003



9084532678      160,000.00      160,000.00       6.7                       1032.45      0.500      0.003



9084535678       89,720.00       89,720.00       7.8  1YRCMT   10/1/2010    583.18      0.500      0.003



9084536678      309,400.00      309,400.00      7.75  6LIBOR   10/1/2007   1998.21      0.500      0.003
9084538678      140,250.00      140,250.00       7.7  1YRCMT   10/1/2010    899.94      0.500      0.003



9084539678      223,700.00      223,700.00      7.95  6LIBOR   10/1/2007   1482.01      0.500      0.003



9084540678      212,000.00      212,000.00      6.95  6LIBOR   10/1/2007   1227.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084524678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084525678             0                                                                                   2
9084526678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084528678             0                                                                                   1
9084530678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084531678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084532678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084535678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084536678             0                                                                                   1
9084538678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084539678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084540678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084542678      122,000.00      122,000.00       6.4  6LIBOR   10/1/2007    763.12      0.500      0.003



9084544678      192,000.00      192,000.00      6.65  6LIBOR   10/1/2007      1064      0.500      0.003



9084545678      189,000.00      189,000.00      7.99  6LIBOR   10/1/2007   1258.43      0.500      0.003



9084546678       48,000.00       48,000.00      9.99                        420.88      0.500      0.003



9084547678      256,500.00      256,500.00      6.75  6LIBOR   10/1/2007   1442.81      0.500      0.003



9084548678      149,200.00      149,200.00      6.85  6LIBOR   10/1/2007    977.65      0.500      0.003



9084559678      256,000.00      256,000.00      6.15  6LIBOR   10/1/2007      1312      0.500      0.003



9084560678       64,000.00       64,000.00       9.5                        538.15      0.500      0.003



9084563678      148,000.00      148,000.00      6.45                         930.6      0.500      0.003



9084564678      149,040.00      149,040.00      6.75  6LIBOR   10/1/2007    966.68      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084542678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084544678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084545678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084546678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084547678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084548678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084559678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084560678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084563678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084564678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084566678      242,250.00      242,250.00       6.5  6LIBOR   10/1/2007   1531.19      0.500      0.003



9084567678      100,800.00      100,800.00       7.4  1YRCMT   10/1/2010     621.6      0.500      0.003



9084568678       25,200.00       25,200.00       9.5                         211.9      0.500      0.003
9084573678      127,200.00      127,200.00       6.5  6LIBOR   10/1/2007       689      0.500      0.003



9084579678      101,600.00      101,600.00      7.25                        613.83      0.500      0.003



9084585678       71,200.00       71,200.00       7.2                         483.3      0.500      0.003



9084586678      263,250.00      263,250.00       7.9  6LIBOR   10/1/2007   1733.06      0.500      0.003



9084588678      136,000.00      136,000.00         8  6LIBOR   10/1/2007    997.92      0.500      0.003
9084591678      118,275.00      118,275.00       8.7  6LIBOR   10/1/2007    926.25      0.500      0.003



9084597678      103,500.00      103,500.00      7.99                        758.73      0.500      0.003



9084598678      307,800.00      307,800.00      7.75  6LIBOR   10/1/2007   1987.88      0.500      0.003




 Mortgage  Prepayment
   Loan     Penalty
  Number  Term (month)  Prepayment Penalty Type                                                      Group
----------------------  ---------------------------------------------------------------------------  -----
9084566678          24  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084567678          36  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084568678           0                                                                                   1
9084573678          24  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084579678          36  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084585678          36  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084586678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084588678           0                                                                                   2
9084591678          24  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084597678          36  The prepayment charge will equal the amount of interest that would accrue        2
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084598678          24  The prepayment charge will equal the amount of interest that would accrue        1
                        during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084603678       83,400.00       83,400.00      7.45                         580.3      0.500      0.003



9084604678       20,850.00       20,850.00       9.5                        175.32      0.500      0.003
9084608678      210,400.00      210,400.00      6.45  6LIBOR   10/1/2007    1130.9      0.500      0.003



9084612678       93,600.00       93,600.00       7.5  6LIBOR   10/1/2007       585      0.500      0.003



9084616678      105,600.00      105,600.00      6.99  6LIBOR   10/1/2007    701.86      0.500      0.003



9084617678      109,500.00      109,500.00       8.9  6LIBOR   10/1/2007     873.2      0.500      0.003



9084624678      200,000.00      200,000.00      7.49  6LIBOR   10/1/2007   1248.33      0.500      0.003



9084625678      166,000.00      166,000.00      6.45  6LIBOR   10/1/2007    892.25      0.500      0.003



9084627678      125,600.00      125,600.00      6.65                        806.31      0.500      0.003



9084629678      310,250.00      310,250.00       6.3  6LIBOR   10/1/2007   1628.81      0.500      0.003



9084630678       54,750.00       54,750.00       9.5                        460.37      0.500      0.003

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084603678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084604678             0                                                                                   1
9084608678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084612678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084616678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084617678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084624678            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084625678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084627678            36  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084629678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084630678             0                                                                                   2

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084631678      134,400.00      134,400.00      6.65  6LIBOR   10/1/2007     744.8      0.500      0.003



9084632678       33,600.00       33,600.00       9.9                        292.39      0.500      0.003
9084639678      155,753.00      155,753.00       7.5                       1089.05      0.500      0.003



9084640678      206,400.00      206,400.00      6.85  6LIBOR   10/1/2007   1352.46      0.500      0.003



9084645678      276,250.00      276,250.00       6.6  6LIBOR   10/1/2008   1519.38      0.500      0.003



9084651678      151,000.00      151,000.00      6.85  6LIBOR   10/1/2007    989.45      0.500      0.003



9084653678      220,000.00      220,000.00       6.4  6LIBOR   10/1/2007   1376.12      0.500      0.003



9084659678      210,400.00      210,400.00       6.8                       1371.66      0.500      0.003



9084665678      189,600.00      189,600.00       6.7  6LIBOR   10/1/2007    1058.6      0.500      0.003



9084674678      159,920.00      159,920.00       6.7  6LIBOR   10/1/2007   1031.93      0.500      0.003



9084678678      296,000.00      296,000.00      7.25  6LIBOR   10/1/2007   1788.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084631678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084632678             0                                                                                   1
9084639678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084640678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084645678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084651678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084653678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084659678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084665678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084674678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084678678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084699678      228,000.00      228,000.00       6.9  6LIBOR   11/1/2007      1311      0.500      0.003



9084700678       57,000.00       57,000.00     10.25                        510.78      0.500      0.003
9084702678      154,400.00      154,400.00       8.1  6LIBOR   10/1/2007   1143.72      0.500      0.003



9084706678      180,800.00      180,800.00       7.4  6LIBOR   10/1/2007   1114.93      0.500      0.003



9084708678      117,960.00      117,960.00       6.3  6LIBOR   10/1/2008    730.15      0.500      0.003



9084710678       59,500.00       59,500.00       7.9                        432.45      0.500      0.003



9084711678       20,000.00       20,000.00     10.64                        185.05      0.500      0.003
9084734678      137,750.00      137,750.00      8.55  6LIBOR   10/1/2008    981.47      0.500      0.003



9084736678      168,000.00      168,000.00     6.625  6LIBOR   10/1/2007     927.5      0.500      0.003



9084740678      112,000.00      112,000.00       6.9  6LIBOR   10/1/2007    737.64      0.500      0.003



9084741678      114,960.00      114,960.00      6.45  6LIBOR   10/1/2007    617.91      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084699678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084700678             0                                                                                   1
9084702678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084706678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084708678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084710678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084711678             0                                                                                   2
9084734678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084736678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084740678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084741678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084743678      146,320.00      146,320.00       6.9  6LIBOR   11/1/2008    841.34      0.500      0.003



9084744678       91,920.00       91,920.00      6.55  6LIBOR   10/1/2008    584.03      0.500      0.003



9084745678       76,800.00       76,800.00      6.25  6LIBOR   11/1/2007       400      0.500      0.003



9084746678       22,980.00       22,980.00       9.5                        193.23      0.500      0.003
9084747678       36,580.00       36,580.00       9.9                        318.32      0.500      0.003
9084752678      432,000.00      432,000.00      6.95  6LIBOR   10/1/2007      2502      0.500      0.003



9084753678      360,000.00      360,000.00       8.3  6LIBOR   10/1/2007   2717.23      0.500      0.003



9084763678      167,000.00      167,000.00      6.55                       1061.06      0.500      0.003



9084769678      143,800.00      143,800.00      6.75  6LIBOR   11/1/2007    932.69      0.500      0.003



9084773678      168,000.00      168,000.00      6.15  6LIBOR   10/1/2007   1023.51      0.500      0.003



9084775678      175,920.00      175,920.00       7.7  6LIBOR   10/1/2007   1128.82      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084743678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084744678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084745678            24  Partial prepayment at any time without paying any charge. Full prepayment        1
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084746678             0                                                                                   1
9084747678             0                                                                                   1
9084752678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084753678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084763678            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084769678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084773678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084775678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084777678      161,600.00      161,600.00       7.4                        996.53      0.500      0.003



9084780678      243,000.00      243,000.00      6.69  6LIBOR   10/1/2007   1566.42      0.500      0.003



9084786678      464,000.00      464,000.00      6.65  6LIBOR   11/1/2007   2571.33      0.500      0.003



9084787678      116,000.00      116,000.00      9.99                       1017.13      0.500      0.003
9084788678      263,500.00      263,500.00      6.95  6LIBOR   10/1/2007   1744.24      0.500      0.003



9084789678      315,000.00      315,000.00       7.5  6LIBOR   10/1/2007   1968.75      0.500      0.003



9084790678      493,000.00      493,000.00      8.75  6LIBOR   10/1/2007   3594.79      0.500      0.003
9084798678      285,200.00      285,200.00       6.7  6LIBOR   10/1/2007   1840.34      0.500      0.003



9084799678      116,000.00      116,000.00       6.8  1YRCMT   10/1/2010    657.33      0.500      0.003



9084800678       29,000.00       29,000.00       9.5                        243.85      0.500      0.003
9084808678       85,000.00       85,000.00      9.99                        745.31      0.500      0.003
9084814678      222,400.00      222,400.00       6.5  6LIBOR   11/1/2007   1405.72      0.500      0.003



9084816678      169,600.00      169,600.00      6.35  6LIBOR   10/1/2007    897.47      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084777678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084780678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084786678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084787678             0                                                                                   2
9084788678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084789678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084790678             0                                                                                   2
9084798678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084799678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084800678             0                                                                                   1
9084808678             0                                                                                   2
9084814678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084816678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084820678      148,000.00      148,000.00       6.8                        838.67      0.500      0.003



9084822678      204,000.00      204,000.00      7.95  6LIBOR   10/1/2007   1489.78      0.500      0.003



9084825678      220,400.00      220,400.00      6.25  6LIBOR   10/1/2007   1147.92      0.500      0.003



9084829678      200,000.00      200,000.00       6.5  6LIBOR   10/1/2007   1083.33      0.500      0.003



9084832678      151,352.00      151,352.00      7.75  6LIBOR   11/1/2007    977.48      0.500      0.003



9084843678      168,000.00      168,000.00       7.3  6LIBOR   11/1/2007   1151.76      0.500      0.003



9084857678      139,500.00      139,500.00      7.25  6LIBOR   10/1/2007    951.64      0.500      0.003



9084866678      368,000.00      368,000.00       6.2  6LIBOR   10/1/2007   1901.33      0.500      0.003



9084870678       54,000.00       54,000.00      6.65  6LIBOR   11/1/2007    346.67      0.500      0.003



9084879678       70,800.00       70,800.00     10.25                        634.44      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084820678            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084822678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084825678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084829678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084832678            24  Partial prepayment at any time without paying any charge. Full prepayment        2
                          will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e
9084843678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084857678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084866678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084870678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084879678            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9084892678      180,800.00      180,800.00       7.3  6LIBOR   11/1/2007   1239.52      0.500      0.003



9084914678      199,960.00      199,960.00      7.15  6LIBOR   11/1/2007   1350.55      0.500      0.003



9084948678      145,383.00      145,383.00       8.4  6LIBOR   11/1/2007   1017.68      0.500      0.003
9084950678      227,200.00      227,200.00      6.65  6LIBOR   11/1/2007   1458.55      0.500      0.003



9084999678      255,000.00      255,000.00      6.95  6LIBOR   11/1/2007   1476.88      0.500      0.003



9085040678      128,250.00      128,250.00       7.4  6LIBOR   11/1/2007    887.98      0.500      0.003



9093369278       60,600.00       60,518.71      9.99                        531.37      0.500      0.003



9094028278       91,500.00       91,458.65       9.9                        796.23      0.500      0.003



9094072278      246,000.00      246,000.00       6.5  6LIBOR    7/1/2008    1332.5      0.500      0.003



9094172278      324,700.00      324,700.00       6.5  6LIBOR    8/1/2007   1758.79      0.500      0.003



9094232278      252,000.00      252,000.00       6.4  6LIBOR    7/1/2008      1344      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9084892678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084914678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084948678             0                                                                                   1
9084950678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9084999678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9085040678            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9093369278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094028278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094072278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094172278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094232278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094316278      340,000.00      340,000.00       6.6  6LIBOR    7/1/2007      1870      0.500      0.003



9094373278      236,000.00      236,000.00      6.75  6LIBOR    8/1/2007    1327.5      0.500      0.003



9094374278      456,000.00      455,800.00      6.74  6LIBOR    7/1/2008    2561.2      0.500      0.003



9094441278      329,600.00      329,597.73       6.8  6LIBOR    8/1/2008   1867.73      0.500      0.003



9094473278      332,000.00      332,000.00     6.375  6LIBOR    8/1/2007   1763.75      0.500      0.003



9094492278      264,000.00      264,000.00      6.99  6LIBOR    8/1/2007    1537.8      0.500      0.003



9094544278      303,920.00      303,920.00      6.75  6LIBOR    8/1/2007   1709.55      0.500      0.003



9094548278      423,000.00      423,000.00      6.99  6LIBOR    8/1/2007   2463.98      0.500      0.003



9094549278      400,000.00      400,000.00       7.4  6LIBOR    8/1/2008   2466.67      0.500      0.003



9094555278      378,400.00      378,400.00      6.95                       2504.82      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094316278            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094373278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094374278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094441278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094473278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094492278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094544278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094548278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094549278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094555278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094575278      326,400.00      326,400.00       6.5  6LIBOR    8/1/2007      1768      0.500      0.003



9094576278       81,600.00       81,563.51      9.95                        713.09      0.500      0.003



9094588278      300,000.00      300,000.00       6.5  6LIBOR    8/1/2008      1625      0.500      0.003



9094593278      260,000.00      260,000.00      6.99  6LIBOR    8/1/2007    1514.5      0.500      0.003



9094594278       65,000.00       64,970.93      9.95                        568.03      0.500      0.003



9094617278      142,000.00      141,928.29     9.375                       1181.09      0.500      0.003



9094628278      332,000.00      332,000.00       6.5  6LIBOR    8/1/2007   1798.33      0.500      0.003



9094645278      332,000.00      331,998.33       6.5  6LIBOR    8/1/2008   1798.33      0.500      0.003



9094646278       83,000.00       82,909.13       9.9                        722.26      0.500      0.003



9094647278      406,400.00      406,400.00      7.99  6LIBOR    9/1/2007   2979.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094575278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094576278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094588278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094593278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094594278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094617278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094628278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094645278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094646278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094647278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094663278      495,900.00      495,900.00      6.45  6LIBOR    8/1/2007   2665.46      0.500      0.003



9094681278      187,650.00      187,434.36       6.5  6LIBOR    8/1/2007   1186.08      0.500      0.003



9094684278      399,000.00      399,000.00     6.875  6LIBOR    8/1/2007   2285.94      0.500      0.003



9094686278      273,700.00      273,700.00      6.75  6LIBOR    8/1/2007   1539.56      0.500      0.003



9094690278      391,000.00      391,000.00      6.75  6LIBOR    9/1/2007   2199.38      0.500      0.003



9094694278      364,000.00      364,000.00       6.6  6LIBOR    9/1/2008      2002      0.500      0.003



9094722278      474,300.00      474,300.00      6.25  6LIBOR    8/1/2007   2470.31      0.500      0.003



9094723278       83,700.00       83,662.57      9.95                        731.44      0.500      0.003



9094732278      145,000.00      145,000.00     7.625  6LIBOR    9/1/2007   1026.31      0.500      0.003



9094742278      191,000.00      191,000.00       6.9  6LIBOR    8/1/2007   1098.25      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094663278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094681278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094684278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094686278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094690278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094694278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094722278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094723278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094732278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094742278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094746278      218,240.00      217,979.64      6.75  6LIBOR    8/1/2007   1415.51      0.500      0.003



9094767278      570,000.00      570,000.00      6.55  6LIBOR    8/1/2007   3111.25      0.500      0.003



9094769278      325,600.00      325,600.00      6.25  6LIBOR    8/1/2007   1695.83      0.500      0.003



9094771278       81,400.00       81,363.91      9.99                        713.75      0.500      0.003



9094773278      263,500.00      263,500.00       7.1  6LIBOR    9/1/2008   1559.04      0.500      0.003



9094776278      260,950.00      260,950.00      6.75  6LIBOR    8/1/2007   1467.84      0.500      0.003



9094778278       46,050.00       46,008.63      9.95                        402.43      0.500      0.003



9094785278      382,500.00      382,500.00      6.75  6LIBOR    9/1/2007   2151.56      0.500      0.003



9094786278       67,500.00       67,469.82      9.95                        589.87      0.500      0.003



9094795278      280,000.00      280,000.00      6.95  6LIBOR    9/1/2008   1621.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094746278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094767278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094769278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094771278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094773278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094776278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094778278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094785278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094786278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094795278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094796278      156,000.00      156,000.00       7.2  6LIBOR    9/1/2007       936      0.500      0.003



9094812278      225,000.00      225,000.00     7.375  6LIBOR    9/1/2007   1382.81      0.500      0.003



9094819278      176,000.00      175,855.50      6.99  6LIBOR    8/1/2008   1169.76      0.500      0.003



9094830278       82,000.00       81,967.41      10.5                        750.09      0.500      0.003



9094831278      522,750.00      522,750.00      6.25  6LIBOR    8/1/2007   2722.66      0.500      0.003



9094833278      359,200.00      359,200.00     6.625  6LIBOR    8/1/2007   1983.08      0.500      0.003



9094849278      378,000.00      377,674.54      6.75                       2451.71      0.500      0.003



9094850278      616,250.00      616,250.00       6.5  6LIBOR    8/1/2007   3338.02      0.500      0.003



9094851278      108,750.00      108,653.16      9.99                        953.56      0.500      0.003



9094854278      314,988.00      314,988.00      6.35  6LIBOR    8/1/2007   1666.81      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094796278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094812278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094819278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094830278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094831278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094833278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094849278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094850278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094851278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094854278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094856278      276,000.00      275,395.27      6.75  6LIBOR    8/1/2007    1552.5      0.500      0.003



9094857278       69,000.00       69,000.00      9.99                        605.02      0.500      0.003



9094865278      549,000.00      549,000.00     7.125  6LIBOR    8/1/2007   3259.69      0.500      0.003



9094871278      182,750.00      182,614.37       7.5  6LIBOR    8/1/2007   1277.82      0.500      0.003



9094878278       66,000.00       66,000.00       9.9                        574.33      0.500      0.003



9094879278      392,000.00      392,000.00       6.5  6LIBOR    9/1/2007   2123.33      0.500      0.003



9094887278      490,000.00      489,137.19      6.65  6LIBOR    8/1/2007   3145.63      0.500      0.003



9094890278      603,500.00      602,957.07     6.525  6LIBOR    8/1/2007   3824.46      0.500      0.003



9094894278      466,650.00      466,650.00      6.25  6LIBOR    8/1/2007   2430.47      0.500      0.003



9094896278      347,200.00      347,200.00       6.5  6LIBOR    8/1/2007   1880.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094856278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094857278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094865278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094871278            12  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094878278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094879278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094887278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094890278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094894278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094896278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094915278      518,500.00      518,500.00      7.24  6LIBOR    8/1/2007   3128.28      0.500      0.003



9094920278      375,000.00      375,000.00      7.25  6LIBOR    9/1/2008   2265.63      0.500      0.003



9094924278      372,800.00      372,800.00       6.6  6LIBOR    9/1/2007    2050.4      0.500      0.003



9094930278      216,400.00      216,400.00      6.99  6LIBOR    8/1/2008   1260.53      0.500      0.003



9094931278      629,000.00      629,000.00      6.75  6LIBOR    9/1/2007   3538.13      0.500      0.003



9094936278      372,000.00      372,000.00       6.5  6LIBOR    9/1/2007      2015      0.500      0.003



9094943278      382,500.00      382,500.00      6.25  6LIBOR    8/1/2007   1992.19      0.500      0.003



9094945278      320,000.00      320,000.00      6.99  6LIBOR    9/1/2007      1864      0.500      0.003



9094953278      176,800.00      176,800.00       6.5  6LIBOR    9/1/2007    1117.5      0.500      0.003



9094958278      134,400.00      134,400.00      7.99  6LIBOR    9/1/2007    894.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094915278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094920278            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094924278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094930278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094931278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094936278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094943278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094945278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094953278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094958278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9094959278      593,600.00      593,600.00       6.4  6LIBOR    8/1/2007   3165.87      0.500      0.003



9094968278      420,750.00      420,750.00       6.5  6LIBOR    9/1/2007   2279.06      0.500      0.003



9094976278      700,000.00      700,000.00       6.5  6LIBOR    9/1/2007   3791.67      0.500      0.003



9095011278      250,120.00      250,120.00      7.05  6LIBOR    9/1/2007   1469.46      0.500      0.003



9095013278      528,000.00      528,000.00      6.99                       3509.26      0.500      0.003



9095019278      208,000.00      208,000.00      7.75  6LIBOR    9/1/2007   1343.33      0.500      0.003



9095024278      150,000.00      150,000.00      6.65  6LIBOR    9/1/2007    831.25      0.500      0.003



9095044278      363,800.00      363,800.00     7.125  6LIBOR    9/1/2007   2160.06      0.500      0.003



9095046278      493,000.00      493,000.00      6.25  6LIBOR    9/1/2007   2567.71      0.500      0.003



9095047278       87,000.00       87,000.00       9.5                        731.55      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9094959278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094968278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9094976278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095011278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095013278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095019278            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095024278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095044278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095046278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095047278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095056278      391,500.00      391,500.00      6.55  6LIBOR    9/1/2007   2487.44      0.500      0.003



9095058278      427,200.00      427,200.00      6.25  6LIBOR    9/1/2007      2225      0.500      0.003



9095059278      106,800.00      106,800.00      9.99                        936.46      0.500      0.003



9095060278      283,500.00      283,500.00      7.05  6LIBOR    9/1/2007   1895.67      0.500      0.003



9095065278      308,000.00      308,000.00       6.6  1YRCMT    9/1/2010   1967.07      0.500      0.003



9095071278      256,000.00      255,986.67       6.5  6LIBOR    9/1/2007   1386.67      0.500      0.003



9095075278      270,000.00      270,000.00      6.99  6LIBOR    9/1/2007   1572.75      0.500      0.003



9095076278      148,500.00      148,500.00      6.65  6LIBOR    9/1/2007    953.32      0.500      0.003



9095083278      384,000.00      384,000.00       6.5  6LIBOR    9/1/2007      2080      0.500      0.003



9095084278       96,000.00       95,957.98     10.05                        846.02      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095056278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095058278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095059278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095060278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095065278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095071278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095075278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095076278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095083278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095084278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095085278      240,000.00      240,000.00       6.5  6LIBOR    9/1/2007      1300      0.500      0.003



9095086278      559,200.00      559,200.00      6.75  6LIBOR   10/1/2007    3145.5      0.500      0.003



9095087278      256,000.00      256,000.00       6.4  6LIBOR    9/1/2007   1365.33      0.500      0.003



9095091278      228,000.00      227,950.00      6.75  6LIBOR    9/1/2007    1282.5      0.500      0.003



9095093278      380,000.00      380,000.00      6.75  6LIBOR    9/1/2007    2137.5      0.500      0.003



9095095278      279,000.00      279,000.00      6.99  6LIBOR    9/1/2007   1625.18      0.500      0.003



9095096278       31,000.00       31,000.00      10.1                        274.35      0.500      0.003



9095101278      312,000.00      312,000.00     6.625  6LIBOR    9/1/2007    1722.5      0.500      0.003



9095124278      136,000.00      136,000.00      7.25  6LIBOR   10/1/2007    821.67      0.500      0.003



9095126278      150,000.00      150,000.00      7.35                       1033.46      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095085278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095086278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095087278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095091278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095093278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095095278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095096278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095101278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095124278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095126278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095129278      268,000.00      268,000.00     6.875  6LIBOR    9/1/2007   1535.42      0.500      0.003



9095133278      240,000.00      240,000.00       6.5  6LIBOR    9/1/2007      1300      0.500      0.003



9095134278       60,000.00       59,973.40      9.99                         526.1      0.500      0.003



9095140278      340,000.00      340,000.00      7.99  6LIBOR    9/1/2007   2263.83      0.500      0.003



9095159278      319,200.00      319,159.34      6.99  6LIBOR    9/1/2008   1859.34      0.500      0.003



9095165278      228,000.00      228,000.00     6.625  6LIBOR    9/1/2007   1258.75      0.500      0.003



9095174278      293,250.00      293,250.00      6.65  6LIBOR    9/1/2007   1625.09      0.500      0.003



9095175278      357,000.00      357,000.00       6.5  6LIBOR    9/1/2007   1933.75      0.500      0.003



9095176278       51,750.00       51,750.00      9.99                        453.77      0.500      0.003



9095178278      420,000.00      420,000.00      8.25  6LIBOR    9/1/2007    2887.5      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095129278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095133278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095134278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095140278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095159278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095165278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095174278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095175278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095176278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095178278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095181278      449,100.00      449,100.00      7.99  6LIBOR   10/1/2007   2990.26      0.500      0.003



9095184278      306,000.00      306,000.00       6.5  6LIBOR   10/1/2007    1657.5      0.500      0.003



9095189278      266,320.00      266,320.00       6.5  6LIBOR    9/1/2007   1442.57      0.500      0.003



9095190278       66,580.00       66,580.00      9.99                         583.8      0.500      0.003



9095211278      306,400.00      306,400.00      6.63  6LIBOR    9/1/2007   1692.86      0.500      0.003



9095219278      204,800.00      204,800.00       7.4  6LIBOR    9/1/2007   1262.93      0.500      0.003



9095233278      256,500.00      256,500.00      6.99  6LIBOR    9/1/2007   1494.11      0.500      0.003



9095234278       28,500.00       28,500.00     10.15                        253.28      0.500      0.003



9095241278      340,000.00      340,000.00      6.75  6LIBOR    9/1/2007    1912.5      0.500      0.003



9095242278      238,000.00      238,000.00       6.5  6LIBOR    9/1/2007   1289.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095181278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095184278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095189278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095190278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095211278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095219278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095233278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095234278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095241278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095242278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095243278      398,400.00      398,400.00      7.75  6LIBOR   10/1/2007   2854.19      0.500      0.003



9095245278      403,750.00      403,750.00       6.5  6LIBOR    9/1/2007   2186.98      0.500      0.003



9095246278       71,250.00       71,250.00     10.25                        638.48      0.500      0.003



9095251278      500,000.00      500,000.00      6.85  6LIBOR    9/1/2007   2854.17      0.500      0.003



9095255278      310,500.00      310,500.00      6.99  6LIBOR    9/1/2007   1808.66      0.500      0.003



9095256278       34,500.00       34,500.00      9.95                        301.49      0.500      0.003



9095260278      480,000.00      480,000.00       7.7  6LIBOR    9/1/2007      3080      0.500      0.003



9095269278      312,000.00      312,000.00      7.15  1YRCMT    9/1/2010   2107.27      0.500      0.003



9095272278      399,500.00      399,500.00      6.45  6LIBOR   10/1/2008   2147.31      0.500      0.003



9095281278      436,000.00      436,000.00      7.25  6LIBOR    9/1/2007   2634.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095243278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095245278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095246278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095251278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095255278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095256278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095260278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095269278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095272278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095281278            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095289278      369,750.00      369,750.00      6.99  6LIBOR    9/1/2007   2153.79      0.500      0.003



9095290278      252,000.00      252,000.00      6.75  6LIBOR    9/1/2007    1417.5      0.500      0.003



9095291278       63,000.00       63,000.00      10.2                        562.21      0.500      0.003



9095297278      372,000.00      372,000.00      6.75  6LIBOR    9/1/2007    2092.5      0.500      0.003



9095298278       93,000.00       93,000.00       9.9                        809.28      0.500      0.003



9095300278      316,200.00      316,200.00       6.5  6LIBOR    9/1/2007   1712.75      0.500      0.003



9095304278      850,000.00      850,000.00      6.75  6LIBOR    9/1/2008   4781.25      0.500      0.003



9095308278      305,150.00      305,150.00      6.99  6LIBOR    9/1/2007    1777.5      0.500      0.003



9095311278      652,500.00      652,500.00      6.45  6LIBOR   10/1/2007   3507.19      0.500      0.003



9095312278       72,500.00       72,500.00      9.99                        635.71      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095289278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095290278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095291278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095297278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095298278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095300278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095304278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095308278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095311278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095312278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095330278      389,417.00      389,417.00      7.45  6LIBOR    9/1/2007   2417.63      0.500      0.003



9095332278      320,000.00      320,000.00         7  6LIBOR   10/1/2007   1866.67      0.500      0.003



9095340278       54,500.00       54,475.83      9.99                        477.88      0.500      0.003



9095348278      641,000.00      641,000.00       6.2  6LIBOR   10/1/2007   3311.83      0.500      0.003



9095349278      280,000.00      280,000.00      6.55  6LIBOR   10/1/2007   1528.33      0.500      0.003



9095351278      343,960.00      343,960.00      6.75  6LIBOR    9/1/2007   1934.78      0.500      0.003



9095358278      452,000.00      452,000.00       7.4  6LIBOR    9/1/2007   2787.33      0.500      0.003



9095365278      301,750.00      301,750.00      6.65  6LIBOR    9/1/2007    1672.2      0.500      0.003



9095378278      297,500.00      297,500.00       7.3  6LIBOR   10/1/2007   1809.79      0.500      0.003



9095379278       52,500.00       52,500.00     10.25                        470.46      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095330278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095332278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095340278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095348278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095349278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095351278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095358278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095365278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095378278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095379278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095380278      479,400.00      479,400.00     6.375  6LIBOR    9/1/2007   2546.81      0.500      0.003



9095384278      388,000.00      388,000.00       6.8  6LIBOR   10/1/2007   2198.67      0.500      0.003



9095386278      305,910.00      305,910.00       6.6  6LIBOR    9/1/2007   1682.51      0.500      0.003



9095391278      362,400.00      362,400.00       6.5  6LIBOR   10/1/2007      1963      0.500      0.003



9095392278       90,600.00       90,600.00      9.99                        794.42      0.500      0.003



9095394278      400,000.00      400,000.00      7.55  6LIBOR   10/1/2007   2810.57      0.500      0.003



9095399278      367,200.00      367,200.00      6.99  6LIBOR    9/1/2007   2138.94      0.500      0.003



9095401278      304,000.00      304,000.00       7.4                       1874.67      0.500      0.003



9095405278      352,000.00      352,000.00      6.75  6LIBOR   10/1/2008      1980      0.500      0.003



9095411278      327,250.00      327,250.00       6.6  6LIBOR   10/1/2007   1799.88      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095380278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095384278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095386278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095391278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095392278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095394278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095399278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095401278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095405278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095411278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095414278      260,980.00      260,980.00     7.125  6LIBOR   10/1/2007   1549.57      0.500      0.003



9095415278      217,000.00      217,000.00       7.5  6LIBOR   10/1/2007    1517.3      0.500      0.003



9095420278      468,000.00      468,000.00      6.85  6LIBOR   10/1/2007    2671.5      0.500      0.003



9095421278      449,100.00      449,100.00      6.25  6LIBOR   10/1/2007   2339.06      0.500      0.003



9095437278      391,000.00      391,000.00     6.875  6LIBOR   10/1/2007    2240.1      0.500      0.003



9095438278       69,000.00       69,000.00       9.9                        600.44      0.500      0.003



9095440278      342,000.00      342,000.00      7.85  6LIBOR   10/1/2007   2473.81      0.500      0.003



9095443278      215,650.00      215,650.00      8.35  6LIBOR   10/1/2007    1635.3      0.500      0.003



9095446278      372,000.00      372,000.00      6.99  6LIBOR   10/1/2007    2166.9      0.500      0.003



9095448278      252,000.00      252,000.00      6.99  6LIBOR   10/1/2007    1467.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095414278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095415278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095420278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095421278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095437278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095438278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095440278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095443278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095446278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095448278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095451278      220,800.00      220,800.00      6.99  6LIBOR   10/1/2007   1286.16      0.500      0.003



9095452278       55,200.00       55,200.00      9.99                        484.02      0.500      0.003



9095458278      320,000.00      320,000.00      6.45  6LIBOR   10/1/2007      1720      0.500      0.003



9095459278       80,000.00       80,000.00       9.5                        672.69      0.500      0.003



9095465278      476,000.00      476,000.00     6.625  6LIBOR   10/1/2007   2627.92      0.500      0.003



9095468278      312,000.00      312,000.00      6.55  6LIBOR   10/1/2007      1703      0.500      0.003



9095471278       78,000.00       78,000.00      9.99                        683.93      0.500      0.003



9095477278      404,800.00      404,800.00       6.2  6LIBOR   10/1/2007   2091.47      0.500      0.003



9095478278      101,200.00      101,200.00       9.5                        850.95      0.500      0.003



9095482278      560,000.00      560,000.00     6.625  6LIBOR   10/1/2007   3091.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095451278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095452278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095458278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095459278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095465278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095468278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095471278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095477278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095478278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095482278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095483278      140,000.00      140,000.00      9.75                       1202.82      0.500      0.003



9095485278      251,910.00      251,910.00      7.15  6LIBOR   10/1/2007   1500.96      0.500      0.003



9095488278      198,400.00      198,400.00     6.625  6LIBOR   10/1/2007   1095.33      0.500      0.003



9095491278      319,200.00      319,200.00      7.99  6LIBOR   10/1/2007   2125.34      0.500      0.003



9095494278      205,600.00      205,600.00       6.6  6LIBOR   10/1/2007    1130.8      0.500      0.003



9095495278       51,400.00       51,400.00      9.75                        441.61      0.500      0.003



9095496278      312,800.00      312,800.00      6.75  6LIBOR   10/1/2007    1759.5      0.500      0.003



9095503278      361,250.00      361,250.00      6.99  6LIBOR   10/1/2007   2104.28      0.500      0.003



9095505278      364,000.00      364,000.00     6.375  6LIBOR   10/1/2007   1933.75      0.500      0.003



9095513278      365,600.00      365,600.00      6.25  6LIBOR   10/1/2007   1904.17      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095483278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095485278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095488278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095491278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095494278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095495278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095496278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095503278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095505278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095513278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095514278       91,400.00       91,400.00      9.75                        785.27      0.500      0.003



9095517278      396,000.00      396,000.00      6.65  6LIBOR   10/1/2007   2542.19      0.500      0.003



9095520278      715,500.00      715,500.00      6.75  6LIBOR   10/1/2007   4024.69      0.500      0.003



9095521278      637,500.00      637,500.00      6.55  6LIBOR   10/1/2007   3479.69      0.500      0.003



9095522278       79,500.00       79,500.00      9.99                        697.09      0.500      0.003



9095523278      112,500.00      112,500.00      9.49                        945.15      0.500      0.003



9095524278      450,500.00      450,500.00       6.9  6LIBOR   10/1/2007   2590.38      0.500      0.003



9095526278      428,000.00      428,000.00      6.45  6LIBOR   10/1/2007    2300.5      0.500      0.003



9095527278      107,000.00      107,000.00       9.5                        899.72      0.500      0.003



9095534278      301,750.00      301,750.00      6.99  6LIBOR   10/1/2007   2005.53      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095514278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095517278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095520278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095521278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095522278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095523278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095524278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095526278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095527278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095534278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095535278       53,250.00       53,250.00      9.75                         457.5      0.500      0.003



9095540278      600,000.00      600,000.00      7.49  1YRCMT   10/1/2010      3745      0.500      0.003



9095544278      240,000.00      240,000.00      6.45  6LIBOR   10/1/2007   1509.09      0.500      0.003



9095549278      569,500.00      569,500.00      6.99  6LIBOR   10/1/2007   3785.08      0.500      0.003



9095552278      320,000.00      320,000.00       6.7  6LIBOR   10/1/2007   1786.67      0.500      0.003



9095553278      380,000.00      380,000.00       6.8  6LIBOR   10/1/2007   2153.33      0.500      0.003



9095555278      368,000.00      368,000.00      6.25  6LIBOR   10/1/2007   1916.67      0.500      0.003



9095558278      335,750.00      335,750.00     6.375  6LIBOR   10/1/2007   1783.67      0.500      0.003



9095560278      412,250.00      412,250.00       6.7  6LIBOR   10/1/2007   2301.73      0.500      0.003



9095561278      359,000.00      359,000.00       7.5  6LIBOR   11/1/2007   2243.75      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095535278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095540278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095544278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095549278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095552278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095553278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095555278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095558278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095560278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095561278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095568278      652,500.00      652,500.00     7.375  6LIBOR   10/1/2007   4010.16      0.500      0.003



9095570278      260,000.00      260,000.00       6.5  6LIBOR   10/1/2007   1408.33      0.500      0.003



9095572278       65,000.00       65,000.00     10.15                        577.64      0.500      0.003



9095576278      274,000.00      274,000.00     6.875  6LIBOR   10/1/2007   1569.79      0.500      0.003



9095584278      304,000.00      304,000.00      6.45  6LIBOR   10/1/2007      1634      0.500      0.003



9095586278       76,000.00       76,000.00       9.5                        639.05      0.500      0.003



9095593278      374,000.00      374,000.00     6.475  6LIBOR   10/1/2007   2018.04      0.500      0.003



9095594278       66,000.00       66,000.00       9.5                        554.97      0.500      0.003



9095596278      271,915.00      271,915.00      6.75  6LIBOR   10/1/2007   1529.52      0.500      0.003



9095597278       47,985.00       47,985.00       9.5                        403.49      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095568278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095570278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095572278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095576278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095584278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095586278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095593278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095594278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095596278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095597278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095604278      475,000.00      475,000.00       7.1  6LIBOR   10/1/2007   2810.42      0.500      0.003



9095606278      176,000.00      176,000.00       6.4  6LIBOR   10/1/2007    938.67      0.500      0.003



9095612278      459,000.00      459,000.00      6.75  6LIBOR   10/1/2007   2581.88      0.500      0.003



9095614278      351,000.00      351,000.00       6.8  6LIBOR   10/1/2007      1989      0.500      0.003



9095615278      193,600.00      193,600.00     6.625  6LIBOR   10/1/2008   1068.83      0.500      0.003



9095618278      327,250.00      327,250.00       6.5  6LIBOR   10/1/2007    1772.6      0.500      0.003



9095627278      240,000.00      240,000.00      6.99  6LIBOR   10/1/2007      1398      0.500      0.003



9095639278      345,950.00      345,950.00      6.75  6LIBOR   10/1/2007   1945.97      0.500      0.003



9095647278      476,000.00      476,000.00      6.99  6LIBOR   10/1/2007    2772.7      0.500      0.003



9095651278      879,200.00      879,200.00       6.5  6LIBOR   10/1/2007   4762.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095604278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095606278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095612278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095614278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095615278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095618278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095627278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095639278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095647278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095651278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095653278      387,200.00      387,200.00       6.3  6LIBOR   11/1/2007    2032.8      0.500      0.003



9095655278      322,500.00      322,500.00       6.2  6LIBOR   10/1/2007   1666.25      0.500      0.003



9095658278      385,050.00      385,050.00      7.15  6LIBOR   11/1/2007   2294.26      0.500      0.003



9095662278      371,450.00      371,450.00       6.5  6LIBOR   10/1/2007   2012.02      0.500      0.003



9095670278      596,500.00      596,500.00     6.625  6LIBOR   10/1/2007   3293.18      0.500      0.003



9095671278      467,500.00      467,500.00       6.5  6LIBOR   10/1/2007   2532.29      0.500      0.003



9095673278      212,000.00      212,000.00     6.625  6LIBOR   10/1/2007   1170.42      0.500      0.003



9095674278       53,000.00       53,000.00      9.99                        464.73      0.500      0.003



9095675278      535,000.00      535,000.00      6.38  1YRCMT   10/1/2010   2844.42      0.500      0.003



9095678278      221,000.00      221,000.00      6.99  6LIBOR   10/1/2007   1468.84      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095653278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095655278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095658278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095662278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095670278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095671278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095673278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095674278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095675278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095678278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095685278      160,000.00      160,000.00      6.75  6LIBOR   10/1/2007       900      0.500      0.003



9095686278       40,000.00       40,000.00      9.99                        350.74      0.500      0.003



9095688278      240,000.00      240,000.00       7.5  6LIBOR   10/1/2007      1500      0.500      0.003



9095694278      423,200.00      423,200.00      6.25  6LIBOR   10/1/2007   2204.17      0.500      0.003



9095704278      214,800.00      214,800.00      7.45  6LIBOR   10/1/2007   1333.55      0.500      0.003



9095718278      440,000.00      440,000.00       6.6  6LIBOR   10/1/2007      2420      0.500      0.003



9095720278      637,500.00      637,500.00      6.95  6LIBOR   10/1/2007   3692.19      0.500      0.003



9095723278      112,500.00      112,500.00      9.99                        986.44      0.500      0.003



9095725278      476,000.00      476,000.00         7  6LIBOR   10/1/2007   2776.67      0.500      0.003



9095726278      119,000.00      119,000.00     10.14                       1056.65      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095685278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095686278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095688278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095694278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095704278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095718278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095720278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095723278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095725278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095726278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095727278      162,400.00      162,400.00      7.25  6LIBOR   10/1/2007    981.17      0.500      0.003



9095731278      360,000.00      360,000.00      6.75  6LIBOR   10/1/2007      2025      0.500      0.003



9095732278       90,000.00       90,000.00        10                        789.82      0.500      0.003



9095735278      297,500.00      297,500.00      6.99  6LIBOR   10/1/2007   1732.94      0.500      0.003



9095739278      304,000.00      304,000.00       6.5  6LIBOR   10/1/2007   1646.67      0.500      0.003



9095740278       76,000.00       76,000.00      9.99                         666.4      0.500      0.003



9095750278      629,000.00      629,000.00      7.25  1YRCMT   10/1/2010   3800.21      0.500      0.003



9095752278      478,550.00      478,550.00       6.9  6LIBOR   10/1/2007   2751.66      0.500      0.003



9095756278      348,000.00      348,000.00      6.45  6LIBOR   10/1/2007    1870.5      0.500      0.003



9095757278       87,000.00       87,000.00      9.99                        762.85      0.500      0.003





 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095727278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095731278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095732278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095735278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095739278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095740278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095750278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095752278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095756278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095757278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095765278      301,500.00      301,500.00     6.875  6LIBOR   10/1/2007   1727.34      0.500      0.003



9095770278      488,750.00      488,750.00       6.5  6LIBOR   10/1/2007    2647.4      0.500      0.003



9095771278       57,500.00       57,500.00      10.5                        525.98      0.500      0.003



9095777278      329,600.00      329,600.00       6.3  6LIBOR   10/1/2007    1730.4      0.500      0.003



9095778278       82,400.00       82,400.00      9.99                        722.52      0.500      0.003



9095786278      594,150.00      594,150.00     7.375  6LIBOR   10/1/2007   3651.55      0.500      0.003



9095793278      300,000.00      300,000.00     6.875  6LIBOR   10/1/2007   1718.75      0.500      0.003



9095794278      468,000.00      468,000.00      6.75  6LIBOR   10/1/2007    2632.5      0.500      0.003



9095799278      503,000.00      503,000.00       7.5  1YRCMT   10/1/2010   3143.75      0.500      0.003



9095800278      361,250.00      361,250.00       6.9  6LIBOR   10/1/2007   2077.19      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095765278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095770278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095771278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095777278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095778278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095786278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095793278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095794278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095799278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095800278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095801278       63,750.00       63,750.00      9.75                        547.72      0.500      0.003



9095802278      505,750.00      505,750.00      6.25  6LIBOR   10/1/2007   2634.11      0.500      0.003



9095803278       89,250.00       89,250.00     10.18                        795.13      0.500      0.003



9095809278      133,000.00      133,000.00      10.6  6LIBOR   11/1/2007   1174.83      0.500      0.003



9095814278      350,000.00      350,000.00       6.5  6LIBOR   10/1/2007   1895.83      0.500      0.003



9095826278      382,500.00      382,500.00      6.99  6LIBOR   10/1/2007   2228.06      0.500      0.003



9095827278       67,500.00       67,500.00     10.14                        599.36      0.500      0.003



9095836278      348,500.00      348,500.00       6.5  6LIBOR   10/1/2007   1887.71      0.500      0.003



9095840278      579,600.00      579,600.00       6.5                       3663.47      0.500      0.003



9095843278      380,000.00      380,000.00      6.29  6LIBOR   10/1/2007   1991.83      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095801278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095802278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095803278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095809278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095814278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095826278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095827278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095836278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095840278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095843278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095844278       95,000.00       95,000.00      9.99                           833      0.500      0.003



9095851278      274,000.00      274,000.00      6.45  6LIBOR   10/1/2007   1472.75      0.500      0.003



9095884278      225,250.00      225,250.00       7.4  6LIBOR   10/1/2007   1389.04      0.500      0.003



9095885278       39,750.00       39,750.00      10.4                        360.65      0.500      0.003



9095891278      705,500.00      705,500.00     6.875  6LIBOR   10/1/2007   4041.93      0.500      0.003



9095893278      124,500.00      124,500.00      9.99                       1091.66      0.500      0.003



9095895278      400,000.00      400,000.00      6.59  6LIBOR   10/1/2007   2196.67      0.500      0.003



9095897278      256,000.00      256,000.00      7.35  6LIBOR   11/1/2007      1568      0.500      0.003



9095900278      272,000.00      272,000.00      6.55  6LIBOR   10/1/2007   1484.67      0.500      0.003



9095901278       48,000.00       48,000.00     10.25                        430.13      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095844278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095851278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095884278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095885278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095891278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095893278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095895278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095897278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095900278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095901278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095907278      338,300.00      338,300.00       6.5  6LIBOR   11/1/2007   1832.46      0.500      0.003



9095908278      480,000.00      480,000.00       6.5  6LIBOR   10/1/2007      2600      0.500      0.003



9095912278      350,400.00      350,400.00       6.9  6LIBOR   10/1/2007    2014.8      0.500      0.003



9095914278      293,250.00      293,250.00      6.99  6LIBOR   10/1/2007   1708.18      0.500      0.003



9095915278       51,750.00       51,750.00      9.99                        453.77      0.500      0.003



9095916278      305,915.00      305,915.00       6.5  6LIBOR   10/1/2007   1657.04      0.500      0.003



9095917278       53,985.00       53,985.00      9.75                        463.82      0.500      0.003



9095924278      296,000.00      296,000.00      6.75  6LIBOR   10/1/2007      1665      0.500      0.003



9095927278      350,000.00      350,000.00      6.99                       2038.75      0.500      0.003



9095934278      220,000.00      220,000.00       7.5  6LIBOR   10/1/2007      1375      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095907278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095908278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095912278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095914278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095915278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095916278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095917278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095924278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095927278            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095934278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9095936278      394,400.00      394,400.00      6.99  6LIBOR   10/1/2007   2297.38      0.500      0.003



9095950278      484,500.00      484,500.00      6.75  6LIBOR   11/1/2007   2725.31      0.500      0.003



9095956278      301,750.00      301,750.00     7.125  6LIBOR   10/1/2007   1791.64      0.500      0.003



9095960278      344,000.00      344,000.00      6.75  6LIBOR   11/1/2007      1935      0.500      0.003



9095966278      472,500.00      472,500.00       7.3  6LIBOR   10/1/2007   2874.38      0.500      0.003



9095970278      509,575.00      509,575.00       6.8  6LIBOR   10/1/2007   2887.59      0.500      0.003



9096055278      720,000.00      720,000.00       6.5  6LIBOR   11/1/2007    4550.9      0.500      0.003



9096060278       46,000.00       46,000.00     10.24                        411.87      0.500      0.003



9096065278      427,500.00      427,500.00      7.45  6LIBOR   11/1/2007   2654.06      0.500      0.003



9096066278       47,500.00       47,500.00     10.75                        443.41      0.500      0.003
9096086278      416,000.00      416,000.00       7.5                       2908.74      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9095936278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095950278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095956278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095960278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095966278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9095970278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096055278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096060278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096065278            24  First-lien on non-owner occupied property and the original principal             2
                          balance of the Note is less than $75,000; the prepayment charge will equal
                          ONE PERCENT (1%) of the total unpaid balance at the time of prepayment.
                          First-lien on non-owner occupied proper
9096066278             0                                                                                   2
9096086278            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9096125278      286,400.00      286,400.00       6.5  6LIBOR   11/1/2007   1551.33      0.500      0.003



9096131278      304,000.00      304,000.00      6.99  6LIBOR   11/1/2007   2020.48      0.500      0.003



9096132278       76,000.00       76,000.00     10.75                        709.45      0.500      0.003



9096165278      310,250.00      310,250.00      6.99  6LIBOR   11/1/2007   1807.21      0.500      0.003



9096166278       54,750.00       54,750.00     10.25                        490.62      0.500      0.003



9096172278      332,500.00      332,500.00       7.5  6LIBOR   11/1/2007   2078.13      0.500      0.003



9096196278      208,000.00      208,000.00      6.99  6LIBOR   11/1/2007    1211.6      0.500      0.003



9096212278      500,500.00      500,500.00     8.125  6LIBOR   11/1/2007    3388.8      0.500      0.003



9096255278      288,000.00      288,000.00      6.99  6LIBOR   11/1/2007    1677.6      0.500      0.003



9096277278      304,000.00      304,000.00      7.65  6LIBOR   11/1/2007      1938      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9096125278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096131278            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096132278            12  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096165278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096166278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096172278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096196278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096212278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096255278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096277278            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9096292278      384,000.00      384,000.00       7.5  6LIBOR   11/1/2007      2400      0.500      0.003



9096331278      306,000.00      306,000.00       6.6  6LIBOR   11/1/2007      1683      0.500      0.003



9780122777      330,814.00      330,814.00       6.7  6LIBOR   10/1/2007   1847.04      0.500      0.003



9780146777      260,000.00      260,000.00       6.2  6LIBOR    8/1/2007   1343.33      0.500      0.003



9780148777      184,000.00      184,000.00      6.35  6LIBOR    8/1/2007    973.67      0.500      0.003



9780158777      100,000.00      100,000.00      7.25  6LIBOR    9/1/2008    604.17      0.500      0.003



9780159777      220,875.00      220,875.00      6.35  6LIBOR    9/1/2007   1374.37      0.500      0.003



9780163777      174,400.00      174,400.00       6.5  1YRCMT    9/1/2010   1102.33      0.500      0.003



9780168777      184,000.00      184,000.00      6.65  6LIBOR    9/1/2007   1019.67      0.500      0.003



9780169777       46,000.00       46,000.00      10.8                        431.14      0.500      0.003
9780171777      253,600.00      253,600.00     6.385  6LIBOR    9/1/2007   1349.36      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9096292278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9096331278            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780122777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780146777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780148777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780158777            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780159777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780163777            36  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780168777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780169777             0                                                                                   1
9780171777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9780172777       47,550.00       47,550.00      10.8                        445.66      0.500      0.003
9780176777      300,000.00      300,000.00       6.8                          1700      0.500      0.003



9780182777      189,000.00      189,000.00       6.4  6LIBOR    9/1/2007      1008      0.500      0.003



9780185777      216,000.00      216,000.00       7.4  6LIBOR    9/1/2007      1332      0.500      0.003



9780187777      113,400.00      113,314.98      7.45  6LIBOR    9/1/2007    789.04      0.500      0.003



9780201777      204,000.00      204,000.00       7.9  6LIBOR    9/1/2007      1343      0.500      0.003



9780205777      137,000.00      137,000.00       6.6                        874.97      0.500      0.003



9780210777      231,200.00      231,200.00       6.4  6LIBOR   10/1/2007   1233.07      0.500      0.003



9780211777       40,800.00       40,800.00       9.7                        349.04      0.500      0.003



9780212777      204,000.00      204,000.00      6.65  6LIBOR    9/1/2007   1309.61      0.500      0.003



9780213777      163,920.00      163,920.00       6.5  6LIBOR   10/1/2007     887.9      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9780172777             0                                                                                   1
9780176777            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780182777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780185777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780187777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780201777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780205777            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780210777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780211777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780212777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780213777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9780214777       40,980.00       40,980.00       9.5                        344.59      0.500      0.003
9780219777      180,000.00      180,000.00      6.75  6LIBOR   10/1/2007    1012.5      0.500      0.003



9780221777      319,200.00      319,200.00      6.65  6LIBOR   10/1/2007    1768.9      0.500      0.003



9780222777       79,800.00       79,800.00       9.5                        671.01      0.500      0.003



9780223777      220,000.00      220,000.00       6.5                       1191.67      0.500      0.003



9780224777      278,240.00      278,240.00       6.8  6LIBOR   10/1/2007   1576.69      0.500      0.003



9780225777       69,560.00       69,560.00      9.99                        609.93      0.500      0.003
9780226777      247,120.00      247,120.00       6.4  6LIBOR   10/1/2007   1317.97      0.500      0.003



9780227777       61,780.00       61,780.00       9.5                        519.48      0.500      0.003



9780228777      494,000.00      494,000.00      7.75  6LIBOR   10/1/2007   3190.42      0.500      0.003



9780231777      248,000.00      248,000.00       6.5  6LIBOR   10/1/2007   1343.33      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9780214777             0                                                                                   1
9780219777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780221777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780222777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780223777            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780224777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780225777             0                                                                                   2
9780226777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780227777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780228777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780231777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9780234777      231,920.00      231,920.00       6.2  6LIBOR   10/1/2007   1198.25      0.500      0.003



9780236777      132,000.00      132,000.00      6.95  6LIBOR   11/1/2007     764.5      0.500      0.003



9780239777      240,000.00      240,000.00         7  6LIBOR   10/1/2007      1400      0.500      0.003



9780241777      112,500.00      112,500.00       7.2  6LIBOR   10/1/2007    763.64      0.500      0.003



9780248777      164,700.00      164,700.00       8.2  6LIBOR   10/1/2007   1231.56      0.500      0.003



9780249777      261,000.00      261,000.00       7.2  6LIBOR   10/1/2007   1771.64      0.500      0.003



9780252777      116,000.00      116,000.00       6.4  6LIBOR   10/1/2007    725.59      0.500      0.003



9780255777      169,600.00      169,600.00       6.9  6LIBOR   10/1/2007     975.2      0.500      0.003



9780258777      220,000.00      220,000.00       7.2  6LIBOR   10/1/2007      1320      0.500      0.003



9780263777      195,000.00      195,000.00      6.95  6LIBOR   10/1/2007   1129.38      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9780234777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780236777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780239777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780241777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780248777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780249777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780252777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780255777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780258777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780263777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9780276777      185,000.00      185,000.00      6.65  6LIBOR   10/1/2007   1025.21      0.500      0.003



9780279777      221,250.00      221,250.00      6.35  6LIBOR   11/1/2007   1170.78      0.500      0.003



9780294777      189,000.00      189,000.00      6.99  6LIBOR   10/1/2008   1256.16      0.500      0.003



9780295777      275,400.00      275,400.00         7  6LIBOR   10/1/2007    1606.5      0.500      0.003



9780296777       30,600.00       30,600.00      9.99                        268.32      0.500      0.003



9780301777      157,250.00      157,250.00      6.85  6LIBOR   10/1/2007    897.64      0.500      0.003



9780302777       27,750.00       27,750.00      9.75                        238.42      0.500      0.003



9780308777      218,000.00      218,000.00         7  6LIBOR   11/1/2007   1450.36      0.500      0.003



9780316777       57,372.00       57,372.00       9.5                        482.42      0.500      0.003



9780319777      236,000.00      236,000.00       7.6  6LIBOR   11/1/2007   1494.67      0.500      0.003




 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9780276777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780279777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780294777            36  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780295777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780296777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780301777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780302777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780308777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780316777            24  The prepayment charge will equal the amount of interest that would accrue        2
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the
9780319777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the

 Mortgage       Original        Current     Original          First Rate  Original  Servicing    Master
   Loan        Principal       Principal    Mortgage          Adjustment   Monthly     Fee     Servicing
  Number        Balance         Balance       Rate     Index     Date      Payment     Rate     Fee Rate
----------  --------------  --------------  --------  ------  ----------  --------  ---------  ---------
9780401777       55,800.00       55,800.00      10.5                        510.43      0.500      0.003



            875,732,399.15  875,662,371.07

 Mortgage    Prepayment
   Loan       Penalty
  Number    Term (month)  Prepayment Penalty Type                                                      Group
----------  ------------  ---------------------------------------------------------------------------  -----
9780401777            24  The prepayment charge will equal the amount of interest that would accrue        1
                          during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the


                                   SCHEDULE II

                                  BALLOON LOANS

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
      596819965              Y
      597125922              Y
      597127922              Y
      597203922              Y
      597339965              Y
      597413922              Y
      597430922              Y
      597431922              Y
      597431965              Y
      597442922              Y
      597453965              Y
      597476965              Y
      597487965              Y
      597491965              Y
      597506965              Y
      597521965              Y
      597523965              Y
      597548965              Y
      597551965              Y
      597572922              Y
      597588965              Y
      597595965              Y
      597597922              Y
      597650965              Y
      597704965              Y
      597745922              Y
      597753965              Y
      597783965              Y
      597785922              Y
      597794965              Y
      597855922              Y
      597856965              Y
      597864965              Y
      597957965              Y
      597969922              Y
      597970965              Y
      597982922              Y
      598018922              Y
      598019965              Y
      598045965              Y
      598082922              Y
      598093922              Y
      598095922              Y
      598102965              Y
      598120965              Y
      598155922              Y
      598161965              Y
      598178922              Y
      598221922              Y
      696811619              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
      696822619              Y
      696845619              Y
      696862619              Y
      696866619              Y
      696934619              Y
      696943619              Y
      696979619              Y
      697000619              Y
      697024619              Y
      697163619              Y
      697215619              Y
      697217619              Y
      697222619              Y
      697234619              Y
      697281619              Y
      697342619              Y
      697384619              Y
      697424619              Y
      697445619              Y
      697477619              Y
      697482619              Y
      697571619              Y
      697575619              Y
      697602619              Y
      697623619              Y
      697662619              Y
      697674619              Y
      697677619              Y
      697716619              Y
      697785619              Y
      697789619              Y
      697836619              Y
      697856619              Y
      697881619              Y
     1588477913              Y
     1588617913              Y
     1588721913              Y
     1588735913              Y
     1588921913              Y
     1588927913              Y
     1588954913              Y
     1588989913              Y
     1589112913              Y
     1589131913              Y
     1589156913              Y
     1589162913              Y
     1589209913              Y
     1589214913              Y
     1589293913              Y
     1589366913              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     1589386913              Y
     1589405913              Y
     1589411913              Y
     1589428913              Y
     1589453913              Y
     1589457913              Y
     1589473913              Y
     1589562913              Y
     1589592913              Y
     1589659913              Y
     1589686913              Y
     1589720913              Y
     1589733913              Y
     1589747913              Y
     1589772913              Y
     1589782913              Y
     1589798913              Y
     1589814913              Y
     1589855913              Y
     1589859913              Y
     1589887913              Y
     1589889913              Y
     1589891913              Y
     1589900913              Y
     1589938913              Y
     1589953913              Y
     1589970913              Y
     1589989913              Y
     1590030913              Y
     1590060913              Y
     1590075913              Y
     1590077913              Y
     1590085913              Y
     1590091913              Y
     1590097913              Y
     1590107913              Y
     1590119913              Y
     1590161913              Y
     1590167913              Y
     1590171913              Y
     1590195913              Y
     1590204913              Y
     1590235913              Y
     1590245913              Y
     1590255913              Y
     1590264913              Y
     1590267913              Y
     1590284913              Y
     1590290913              Y
     1590294913              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     1590299913              Y
     1590316913              Y
     1590332913              Y
     1590341913              Y
     1590359913              Y
     1590363913              Y
     1590364913              Y
     1590379913              Y
     1590380913              Y
     1590383913              Y
     1590387913              Y
     1590390913              Y
     1590423913              Y
     1590427913              Y
     1590445913              Y
     1590454913              Y
     1590463913              Y
     1590464913              Y
     1590468913              Y
     1590473913              Y
     1590478913              Y
     1590510913              Y
     1590544913              Y
     1590564913              Y
     1590581913              Y
     1590588913              Y
     1590590913              Y
     1590592913              Y
     1590602913              Y
     1590623913              Y
     1590640913              Y
     1590643913              Y
     1590647913              Y
     1590674913              Y
     1590676913              Y
     1590698913              Y
     1590702913              Y
     1590720913              Y
     1590732913              Y
     1590786913              Y
     1590788913              Y
     1590790913              Y
     1590792913              Y
     1590815913              Y
     1590827913              Y
     1590832913              Y
     1590837913              Y
     1590842913              Y
     1590877913              Y
     1590913913              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     1590921913              Y
     1590958913              Y
     1590998913              Y
     1591052913              Y
     1591216913              Y
     2185867112              Y
     2185947112              Y
     2185959112              Y
     2186054112              Y
     2186075112              Y
     2186103112              Y
     2186117112              Y
     2186131112              Y
     2186192112              Y
     2186210112              Y
     2186262112              Y
     2186290112              Y
     2186298112              Y
     2186356112              Y
     2186396112              Y
     2186435112              Y
     2186476112              Y
     2186483112              Y
     2186498112              Y
     2186572112              Y
     2186575112              Y
     2411928317              Y
     2412057317              Y
     2412163317              Y
     2412174317              Y
     2412237317              Y
     2412239317              Y
     2412260317              Y
     2412319317              Y
     2412418317              Y
     2412608317              Y
     2412630317              Y
     2412637317              Y
     2412699317              Y
     2412725317              Y
     2412731317              Y
     2412761317              Y
     2412781317              Y
     2412807317              Y
     2412825317              Y
     2412835317              Y
     2412892317              Y
     2412944317              Y
     2412969317              Y
     2413021317              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     2413034317              Y
     2413096317              Y
     2413189317              Y
     2413253317              Y
     2413266317              Y
     2413299317              Y
     2413403317              Y
     2413427317              Y
     2413470317              Y
     2413475317              Y
     2413483317              Y
     2413498317              Y
     2413565317              Y
     2413592317              Y
     2413604317              Y
     2413635317              Y
     2413639317              Y
     2413644317              Y
     2413705317              Y
     2413715317              Y
     2413780317              Y
     2413791317              Y
     2413834317              Y
     2413880317              Y
     2413891317              Y
     2413922317              Y
     2413937317              Y
     2413951317              Y
     2413963317              Y
     2413971317              Y
     2413976317              Y
     2413981317              Y
     2413987317              Y
     2414000317              Y
     2414008317              Y
     2414049317              Y
     2414054317              Y
     2414079317              Y
     2414107317              Y
     2414112317              Y
     2414118317              Y
     2414140317              Y
     2414204317              Y
     2414211317              Y
     2414230317              Y
     2414238317              Y
     2414253317              Y
     2414282317              Y
     2414304317              Y
     2414307317              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     2414353317              Y
     2414374317              Y
     2414386317              Y
     2414426317              Y
     2414431317              Y
     2414506317              Y
     2414585317              Y
     2414608317              Y
     2414700317              Y
     2414840317              Y
     2414880317              Y
     2415442317              Y
     3087406772              Y
     3087501772              Y
     3087634772              Y
     3087860772              Y
     3088077772              Y
     3088120772              Y
     3088312772              Y
     3088321772              Y
     3088367772              Y
     3088418772              Y
     3088442772              Y
     3483739222              Y
     3483764222              Y
     3483897222              Y
     3484040222              Y
     3484042222              Y
     3484231222              Y
     3484248222              Y
     3484332222              Y
     3484390222              Y
     3484399222              Y
     3484415222              Y
     3484451222              Y
     3782514562              Y
     3782562562              Y
     3782569562              Y
     3782579562              Y
     3782642562              Y
     3782651562              Y
     3782666562              Y
     3782682562              Y
     3782691562              Y
     3782697562              Y
     3782711562              Y
     3782743562              Y
     3782754562              Y
     3782787562              Y
     3782805562              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     3782811562              Y
     3782825562              Y
     3782906562              Y
     3782916562              Y
     3782935562              Y
     3782970562              Y
     3782972562              Y
     3783110562              Y
     3783131562              Y
     3783169562              Y
     3783205562              Y
     3783246562              Y
     3783255562              Y
     3783296562              Y
     3783331562              Y
     3783343562              Y
     3783354562              Y
     3783392562              Y
     3783407562              Y
     3783435562              Y
     3783530562              Y
     3783535562              Y
     3783544562              Y
     3783594562              Y
     3783603562              Y
     3783618562              Y
     3783636562              Y
     3783867562              Y
     4354526426              Y
     4355602426              Y
     4355646426              Y
     4390882476              Y
     4391709476              Y
     4391777476              Y
     4391928476              Y
     4391954476              Y
     4391964476              Y
     4391986476              Y
     4392013476              Y
     4392029476              Y
     4392083476              Y
     4392090476              Y
     4392176476              Y
     4392225476              Y
     4392232476              Y
     4392235476              Y
     4392287476              Y
     4392294476              Y
     4392363476              Y
     4392401476              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     4392492476              Y
     4392609476              Y
     4392762476              Y
     4392765476              Y
     4398865436              Y
     4399146436              Y
     4399179436              Y
     4399280436              Y
     4399288436              Y
     4399298436              Y
     4399490436              Y
     4399508436              Y
     4399525436              Y
     4399797436              Y
     4461722426              Y
     4463318426              Y
     4463413426              Y
     4463701426              Y
     4463714426              Y
     4466795426              Y
     8086889179              Y
     8086928179              Y
     8086931179              Y
     8086959179              Y
     8086977179              Y
     8086980179              Y
     8087012179              Y
     8087086179              Y
     8087171179              Y
     8087184179              Y
     8087204179              Y
     8087210179              Y
     8087255179              Y
     8087285179              Y
     8087287179              Y
     8087295179              Y
     8087320179              Y
     8087333179              Y
     8087334179              Y
     8087351179              Y
     8087364179              Y
     8087369179              Y
     8087375179              Y
     8087389179              Y
     8087434179              Y
     8087473179              Y
     8087484179              Y
     8087514179              Y
     8087519179              Y
     8087554179              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     8681869444              Y
     8682158444              Y
     8682172444              Y
     8682207444              Y
     8682375444              Y
     8682432444              Y
     8682460444              Y
     8682503444              Y
     8682524444              Y
     8682640444              Y
     8682656444              Y
     8682661444              Y
     9083379678              Y
     9083547678              Y
     9083584678              Y
     9083730678              Y
     9083814678              Y
     9083858678              Y
     9083898678              Y
     9083932678              Y
     9084042678              Y
     9084111678              Y
     9084126678              Y
     9084142678              Y
     9084175678              Y
     9084194678              Y
     9084212678              Y
     9084233678              Y
     9084268678              Y
     9084296678              Y
     9084367678              Y
     9084447678              Y
     9084519678              Y
     9084525678              Y
     9084528678              Y
     9084546678              Y
     9084560678              Y
     9084568678              Y
     9084604678              Y
     9084630678              Y
     9084632678              Y
     9084700678              Y
     9084711678              Y
     9084746678              Y
     9084747678              Y
     9084787678              Y
     9084800678              Y
     9084808678              Y
     9084879678              Y
     9093369278              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     9094028278              Y
     9094576278              Y
     9094594278              Y
     9094617278              Y
     9094646278              Y
     9094723278              Y
     9094771278              Y
     9094778278              Y
     9094786278              Y
     9094830278              Y
     9094851278              Y
     9094857278              Y
     9094878278              Y
     9095047278              Y
     9095059278              Y
     9095084278              Y
     9095096278              Y
     9095134278              Y
     9095176278              Y
     9095190278              Y
     9095234278              Y
     9095246278              Y
     9095256278              Y
     9095291278              Y
     9095298278              Y
     9095312278              Y
     9095340278              Y
     9095379278              Y
     9095392278              Y
     9095438278              Y
     9095452278              Y
     9095459278              Y
     9095471278              Y
     9095478278              Y
     9095483278              Y
     9095495278              Y
     9095514278              Y
     9095522278              Y
     9095523278              Y
     9095527278              Y
     9095535278              Y
     9095572278              Y
     9095586278              Y
     9095594278              Y
     9095597278              Y
     9095674278              Y
     9095686278              Y
     9095723278              Y
     9095726278              Y
     9095732278              Y

Mortgage Loan Number   Balloon (Y/N)
--------------------   -------------
     9095740278              Y
     9095757278              Y
     9095771278              Y
     9095778278              Y
     9095801278              Y
     9095803278              Y
     9095827278              Y
     9095844278              Y
     9095885278              Y
     9095893278              Y
     9095901278              Y
     9095915278              Y
     9095917278              Y
     9096060278              Y
     9096066278              Y
     9096132278              Y
     9096166278              Y
     9780169777              Y
     9780172777              Y
     9780211777              Y
     9780214777              Y
     9780222777              Y
     9780225777              Y
     9780227777              Y
     9780296777              Y
     9780302777              Y
     9780316777              Y
     9780401777              Y